THE ENTERPRISE Group of Funds, Inc.

ANNUAL REPORT

December 31, 2002

THE ENTERPRISE Group of Funds, Inc.

Aggressive Stock
Enterprise Mid-Cap Growth Fund
Enterprise Multi-Cap Growth Fund
Enterprise Small Company Growth Fund
Enterprise Small Company Value Fund

Stock
Enterprise Capital Appreciation Fund
Enterprise Deep Value Fund
Enterprise Equity Fund
Enterprise Equity Income Fund
Enterprise Growth Fund
Enterprise Growth and Income Fund

International
Enterprise International Growth Fund

Sector/Specialty
Enterprise Global Financial Services Fund
Enterprise Global Health Care Fund
Enterprise Global Socially Responsive Fund
Enterprise Mergers and Acquisitions Fund
Enterprise Technology Fund

Domestic Hybrid
Enterprise Managed Fund
Enterprise Strategic Allocation Fund

Income
Enterprise Government Securities Fund
Enterprise High-Yield Bond Fund
Enterprise Short Duration Bond Fund
Enterprise Tax-Exempt Income Fund
Enterprise Total Return Fund

Money Market
Enterprise Money Market Fund

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Message from the Chairman

Dear Fellow Shareholders,

For an unprecedented third year in a row, the market continued its decline despite the beginning of an economic recovery, reflecting the mounting threat of war, a host of corporate accounting scandals that rippled to the very door of the Securities and Exchange Commission, and consumer sentiment blues that moved billions of investment dollars from stocks to bonds.

Weighing in on the upside, many economists feel that the rally the markets have experienced since the five-year lows of October 9, 2002 mark the beginning of a new upward cycle and that slow and steady growth may be experienced in 2003 and the years ahead. No doubt, twelve interest rate cuts by the Federal Reserve Board over the last two years combined with the current administration’s plans for additional tax cuts and fiscal stimulus can only help in this regard. Low inflation, modest GDP growth, an increase in manufacturing and improving employment figures also brighten the outlook for 2003.

For 2002, the Dow Jones Industrial Average was down 15.0 percent, the S&P 500 was off 22.1 percent and the NASDAQ Composite fell 31.3 percent. On the positive side, bonds performed well, assisted by investors’ apprehension over the besieged stock market, which encouraged a flight to investments believed to offer sanctuary. Treasuries and higher quality bonds rallied amid increased demand for the relative safety of the U.S. Government market. The Lehman Brothers Aggregate Bond Index advanced 10.3 percent.

While it is impossible to pinpoint at what point the markets will rebound, market ups and downs are all a natural part of the cycle. The market’s unpredictability underscores the importance of remaining diversified. A well-diversified portfolio will have exposure to those areas of the market that could benefit the most from an economic expansion. At the same time, diversification will incorporate investments in more defensive sectors including fixed income.

Many successful investors often point to commitment and determined focus over time as reasons for their accomplishment. We continue to advise investors to be patient and to temper their expectations for future equity returns. Investors should plan carefully with their financial representative, be prudent, be disciplined in investing and adhere to a practical, goal-oriented investment program.

We also encourage you to speak with your financial advisor to discuss rebalancing your portfolio, which may have shifted over the last two years from the asset allocation most appropriate to your investment strategy and risk tolerance. There is no better time than the beginning of a new year to pause and re-assess your portfolio so that you can be knowledgeable about your investments and confident that they are in line with your expectations. An annual consultation with your advisor is recommended, not only to rebalance your portfolio, but also to consider any new or changed financial goals.

In 2002, The Enterprise Group of Funds partnered with the State of Texas to develop a 529 college savings plan that is available — without age, income or residency restrictions of any kind — as an invaluable tool to help finance higher education for the next generation. Those who wish to invest may fund an account for a child, grandchild, niece, nephew, friend, anyone, including themselves, that will offer tax-free growth of the investment and tax-free withdrawals for qualified education expenses, including tuition, certain room and board expenses, books, supplies and required fees1. Best of all, the account owner retains control of the account and can change the beneficiary at any time. The Texas 529 college savings plan provides a flexible, affordable and powerful tool for achieving your college savings needs.

For investors seeking current income consistent with preservation of capital, Enterprise recently launched the Enterprise Short Duration Bond Fund. The fund, subadvised by MONY Capital Management, Inc., seeks current income with reduced volatility of principal by investing in U.S. investment-grade fixed income investments. To minimize price fluctuations, the fund limits the portfolio to bonds with a low duration, three years or less on average.

THE ENTERPRISE Group of Funds, Inc.

The numerous interest rate cuts by the Federal Reserve have created a difficult situation for many investors who want positive returns on their investments with minimal risk but at a higher rate than they can get from CDs. With the Enterprise Short Duration Bond Fund, investors may have a better chance at achieving this while maintaining the flexibility of a mutual fund. It can also complement a diversified portfolio.2

Because the Short Duration Bond Fund aims to maintain a high level of share price stability, it may be ideal for “savers” and conservative investors with a low risk tolerance who seek higher income without higher risk; investors who want higher returns but less volatility than a longer-term bond portfolio; investors with near-term financial goals, e.g. retirement, college education, or other major expenses; or investors seeking diversification within a portfolio of stock and bond investments, possibly as a source of liquidity for moving into or out of higher-risk equity investments as market conditions warrant.

You can learn more about Enterprise and keep up with your account information at our web site, www.enterprisefunds.com. On the site, you have access to your personal account information, educational material, as well as to details on our funds including daily performance results. We believe you will find this information helpful. Of course, we will continue to explore additional ways in which we can employ technology to better serve your needs.

The Enterprise Group of Funds provides a level of professional money management once reserved for only the largest institutional investors. Enterprise’s different funds are subadvised by separate independent asset management firms, each a recognized specialist in its own area of investment expertise. Selected based upon industry reputation and investment track record, each firm is continuously monitored by Enterprise and a national leading consulting firm to ensure that high standards of performance and professionalism continue to be met. Significantly, these firms primarily manage multimillion-dollar portfolios on behalf of corporations, nonprofit organizations and government entities who are able to meet minimum investment requirements of up to $100 million. Collectively these firms manage well over  $900 billion in investment assets. Enterprise’s distinctive management strategy provides individual investors the benefits of diversification among multiple asset management firms along with the conveniences of exchange privileges and consolidated statements — all with a minimum investment of as little as $1,000 per fund.

Your confidence is our most important asset. We are committed to provide you the diverse investment choices necessary to meet your investment objectives. We encourage you to review the subadviser comments within this annual report. We believe you will find these discussions informative and insightful. As always, we appreciate your support of The Enterprise Group of Funds and pledge to continue our primary mission of adding value to your investment portfolio by providing special access to some of the most accomplished investment firms in the industry.

Sincerely,

Victor Ugolyn

Chairman, President and Chief Executive Officer

1	Non-qualified withdrawals may be subject to ordinary income tax on earnings, plus a 10 percent federal tax penalty.
2	Unlike CDs, investments in mutual funds are not guaranteed and not FDIC insured.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mid-Cap Growth Fund

SUBADVISER’S COMMENTS

Nicholas-Applegate Capital Management

San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Nicholas-Applegate Capital Management (“Nicholas-Applegate”), which has approximately $16.6 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate’s normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Mid-Cap Growth Fund is to seek long-term capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -31.84 percent. The Fund underperformed its benchmark, the Russell 2000 Index, which returned -20.48 percent. The Fund underperformed its peer group, the Lipper Mid-Cap Growth Fund Index, which returned -28.47 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	10/31/00-12/31/02
With Sales Charge	-35.13%	-39.85%
Without Sales Charge	-31.84%	-38.48%
Russell 2000 Index*	-20.48%	-10.09%
Lipper Mid-Cap Growth Fund Index*	-28.47%	-28.82%

Class C	1-Year	10/31/00-12/31/02
With Sales Charge	-33.55%	-39.08%
Without Sales Charge	-32.22%	-38.80%
Russell 2000 Index*	-20.48%	-10.09%
Lipper Mid-Cap Growth Fund Index*	-28.47%	-28.82%

Class B	1-Year	10/31/00-12/31/02
With Sales Charge	-35.61%	-39.94%
Without Sales Charge	-32.22%	-38.80%
Russell 2000 Index*	-20.48%	-10.09%
Lipper Mid-Cap Growth Fund Index*	-28.47%	-28.82%

Class Y	1-Year	10/31/00-12/31/02
Average Annual Return	-31.65%	-38.23%
Russell 2000 Index*	-20.48%	-10.09%
Lipper Mid-Cap Growth Fund Index*	-28.47%	-28.82%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Mid-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Mid-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mid-Cap Growth Fund — (Continued)

SUBADVISER’S COMMENTS

The year 2002 closed with the third consecutive year of losses in the U.S. equity markets. Not since the Depression has the U.S. economy witnessed this persistent of a decline in equities; and Nicholas-Applegate believes that the U.S. economy, although uneven in its growth, is far from a depression. U.S. companies continue to benefit from productivity gains and relatively low wage costs; however, their ability to enhance profits through further cost cutting has about run its course. The U.S. markets need an uptick in revenues across sectors and industries to generate sustainable earnings gains.

The Iraqi situation continues to overhang the market, as does the threat of future terrorist acts. Once and if the Iraq situation is resolved, Nicholas-Applegate believes that conditions are ripe for economic acceleration — interest rates are historically very low, productivity is growing, consumer confidence is improving and corporate capital spending seems to be recovering.

During the year, the technology sector was the largest negative contributor to Fund performance relative to the benchmark. Energy and consumer durables positively impacted relative returns. Within energy, companies in the oilfield services have performed well with oil prices rising in response to the Iraqi situation and the strike in Venezuela.

On February 10, 2003 the Mid-Cap Growth Fund’s shareholders approved a tax free exchange of shares between the Mid-Cap Growth and Managed Funds wherein the latter fund would acquire all of the net assets of the former after the close of business on February 21, 2003.

Investments in mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mid-Cap Growth Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 97.88%

Aerospace — 2.70%

L-3 Communications Holdings Inc. (a)	6,200	$278,442

Apparel & Textiles — 1.37%

Jones Apparel Group Inc. (a)	4,000	141,760

Automotive — 0.85%

Advanced Auto Parts (a) (o)	1,800	88,020

Banking — 1.17%

Commerce Bancorp Inc.	2,800	120,932

Broadcasting — 3.54%

Entercom Communications Corp (a)	2,800	131,376
Univision Communications Inc. (Class A) (a)	5,300	129,850
Westwood One Inc. (a)	2,800	104,608

		365,834

Chemicals — 0.87%

Cabot Microelectronics Corporation (a) (o)	1,900	89,680

Computer Services — 4.56%

Emulex Corporation (a)	4,900	90,895
Internet Security Systems Inc. (a)	5,400	98,982
Network Associates Inc. (a)	8,000	128,720
Synopsys Inc. (a)	3,300	152,295

		470,892

Computer Software — 5.96%

Adobe Systems Inc.	5,400	133,925
Citrix Systems Inc. (a)	11,100	136,752
Mercury Interactive Corporation (a)	4,000	118,600
PeopleSoft Inc. (a)	6,800	124,440
Symantec Corporation (a)	2,500	101,275

		614,992

Consumer Durables — 1.01%

Harley-Davidson Inc.	2,260	104,412

Consumer Services — 1.66%

Apollo Group Inc. (Class A) (a)	3,900	171,600

Education — 0.84%

Corinthian Colleges Inc. (a)	2,300	87,078

Fiber Optics — 0.87%

CIENA Corporation (a)	17,400	89,436

Finance — 2.47%

Capital One Financial Corporation	3,700	109,964
SLM Corporation	1,400	145,404

		255,368

	Number of Shares or Principal Amount	Value

Health Care — 2.63%

Anthem Inc. (a)	2,900	$182,410
Triad Hospitals Inc. (a)	3,000	89,490

		271,900

Hotels & Restaurants — 1.13%

Starbucks Corporation (a)	5,740	116,981

Manufacturing — 3.19%

Danaher Corporation	1,700	111,690
Harman International Industries Inc.	2,100	124,950
Valspar Corporation	2,100	92,778

		329,418

Medical Instruments — 4.97%

Boston Scientific Corporation (a)	4,100	174,332
Stryker Corporation	1,700	114,104
Zimmer Holdings Inc. (a)	5,400	224,208

		512,644

Medical Services — 6.02%

Biogen Inc. (a)	4,100	164,246
CTI Molecular Imaging Inc. (a)	3,900	96,174
Genzyme Corporation (a)	3,600	106,452
Lincare Holdings Inc. (a)	4,900	154,938
Universal Health Services Inc. (Class B) (a)	2,200	99,220

		621,030

Metals & Mining — 2.27%

Fastenal Company	3,300	123,387
Newmont Mining Corporation	3,800	110,314

		233,701

Multi-Line Insurance — 1.75%

Brown & Brown Inc.	5,600	180,992

Oil Services — 11.12%

Apache Corporation	1,900	108,281
BJ Services Company (a)	5,940	191,921
EOG Resources Inc.	4,200	167,664
Halliburton Company	5,400	101,034
Patterson-UTI Energy Inc. (a)	4,100	123,697
Rowan Companies Inc. (a)	7,860	178,422
Smith International Inc. (a)	4,980	162,448
Valero Energy Corporation	3,100	114,514

		1,147,981

Pharmaceuticals — 9.92%

Accredo Health Inc. (a)	4,850	170,962
Cephalon Inc. (a) (o)	1,900	92,469
Forest Laboratories Inc. (a)	2,240	220,013
Gilead Sciences Inc. (a)	6,800	231,200
MedImmune Inc. (a)	4,100	111,397
Scios Inc. (a)	3,200	104,256
WebMD Corporation (a)	11,000	94,050

		1,024,347

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mid-Cap Growth Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Restaurants — 1.00%

Outback Steakhouse Inc.	3,000	$103,320

Retail — 10.32%

Bed Bath & Beyond Inc. (a)	6,400	220,992
Coach Inc. (a)	5,100	167,892
Gap Inc.	7,500	116,400
Michaels Stores Inc. (a)	3,000	93,900
PETCO Animal Supplies Inc. (a)	4,300	100,788
Reebok International Ltd. (a)	6,400	188,160
TJX Companies Inc.	9,100	177,632

		1,065,764

Semiconductors — 6.05%

Integrated Circuit Systems Inc. (a)	7,200	131,400
Novellus Systems Inc. (a)	4,400	123,552
Skyworks Solutions Inc. (a)	14,300	123,266
Teradyne Inc. (a)	10,500	136,605
Xilinx Inc. (a)	5,300	109,180

		624,003

Technology — 4.29%

Alliant Techsystems Inc. (a)	4,500	280,575
Microchip Technology Inc.	6,650	162,593

		443,168

Transportation — 2.10%

J.B. Hunt Transport Services Inc. (a)	7,400	216,820

Travel/Entertainment/Leisure — 1.37%

Regal Entertainment Group (Class A)	6,600	141,372

Waste Management — 1.04%

Stericycle Inc. (a)	3,300	106,851

Wireless Communications — 0.84%

Sprint PCS (a)	19,800	86,724

Total Domestic Common Stocks
(Identified cost $9,831,097)		10,105,462

Number of Shares or Principal Amount		Value

Repurchase Agreement — 2.69%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $278,015 Collateral: U.S. Treasury Note $285,000, 2.00% due 11/30/04, Value $288,351	$278,000	$278,000

Total Repurchase Agreement
(Identified cost $278,000)		278,000

Total Investments
(Identified cost $10,109,097)		$10,383,462

Other Assets Less Liabilities — (0.57)%		(58,842)

Net Assets — 100%		$10,324,620

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

8

Enterprise Multi-Cap Growth Fund

SUBADVISER’S COMMENTS

Fred Alger Management, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. (“Alger”), which has approximately $8.4 billion in assets under management, became the subadviser to the Fund on July 1, 1999. Alger’s normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Multi-Cap Growth Fund is to seek long-term capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -35.82 percent. The Fund underperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. The Fund underperformed its peer group, the Lipper Multi-Cap Growth Fund Index, which returned -29.82 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	07/01/99-12/31/02
With Sales Charge	-38.84%	-0.54%
Without Sales Charge	-35.82%	0.86%
S&P 500 Index*	-22.11%	-10.73%
Lipper Multi-Cap Growth Fund Index*	-29.82%	-13.93%

Class C	1-Year	07/01/99-12/31/02
With Sales Charge	-37.40%	0.00%
Without Sales Charge	-36.12%	0.29%
S&P 500 Index*	-22.11%	-10.73%
Lipper Multi-Cap Growth Fund Index*	-29.82%	-13.93%

Class B	1-Year	07/01/99-12/31/02
With Sales Charge	-39.39%	-0.57%
Without Sales Charge	-36.20%	0.29%
S&P 500 Index*	-22.11%	-10.73%
Lipper Multi-Cap Growth Fund Index*	-29.82%	-13.93%

Class Y	1-Year	07/01/99-12/31/02
Average Annual Return	-35.59%	1.26%
S&P 500 Index*	-22.11%	-10.73%
Lipper Multi-Cap Growth Fund Index*	-29.82%	-13.93%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Multi-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Multi-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Multi-Cap Growth Fund Index replaces the Lipper Large-Cap Growth Fund Index as the narrow-based benchmark for the Fund as it more appropriately reflects the Fund’s narrow-based market. During 2002, an investment in the above hypothetical account for the Enterprise Multi-Cap Growth Fund decreased by $5,478 compared to a decrease of $2,070 in the Lipper Large-Cap Growth Fund Index and a decrease of $2,514 in the Lipper Multi-Cap Growth Fund Index. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund — (Continued)

SUBADVISER’S COMMENTS

The Fund’s underperformance was due to down equity markets, extremely poor sentiment in the heaviest sectors of the Fund and most stocks in the Fund moving lower. Over-weighting in the weak technology sector and poor performing financials stocks most negatively impacted the Fund’s performance. Alger believed that several of the Fund’s holdings that were liquidated during 2002 also suffered lacking performance. These stocks include Baxter International, Brocade Communications Systems, Chico’s Fashions, Concord EFS, Emulex Corporation, Siebel Systems, and Tyco International. Also, the majority of stocks Alger added in 2002 decreased in value.

The twelve months ended December 31, 2002 was an extraordinarily difficult period for equity securities. The first quarter of the year brought an abrupt end to the momentum experienced in the last few months of 2001. After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve Board (“Fed”) failed to cut the Fed Funds rate any further during the quarter. Furthermore, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when Alger believes other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally. On aggregate over the three-month period, growth stock indices finished in negative territory while value stock indices were mostly flat.

The second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of further corporate malfeasance. Furthermore, while the Fed continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May and June saw the continued collapse of most equity indices, with growth stocks and large cap stocks leading the downturn.

Markets continued their downward spiral throughout the third quarter. Unsettled by negative earnings pre-announcements, weaker consumer confidence and disappointing job growth, investors found very little reason to buy. Furthermore, concern over a possible war with Iraq and unresolved corporate accounting scandals helped to exacerbate the selling. Despite the steep decline in stock prices, the Fed decided against any further rate cuts during the three-month period. July, August and September saw the continued collapse of most equity indices, with small cap stocks leading the decline. By the end of September, the Nasdaq had dropped to six-year lows while the S&P 500 reached lows not seen in over five years.

After three consecutive quarters of declines, equity markets found some much needed relief in the fourth quarter of 2002. Fueled in part by solid earnings from bellwethers like Citigroup, IBM and General Motors, a Republican sweep in the midterm elections, and the resignation of Harvey Pitt from the SEC, markets trended higher during the first two months of the fourth quarter. Investor optimism was further encouraged by a larger-than-expected 0.50 percent rate cut by the Fed on November 6th. The positive momentum, however, came to a sudden end during the final month of the year. With tensions escalating in Iraq and North Korea, continued political turmoil in Venezuela, a weak holiday shopping season and the highest unemployment rate in eight years, investors, once again, reversed course and began to unload their equity positions. December saw the collapse of most equity indices, with growth stocks leading the downturn. As 2002 began to wind down, economic and geopolitical uncertainty seemed to be largely driving the markets. Nevertheless, investors seemed to be cautiously optimistic that 2003 would bring an ultimate end to three straight years of market declines.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 93.09%

Biotechnology — 3.72%

Amgen Inc. (a)	56,000	$2,707,040

Broadcasting — 0.99%

Viacom Inc. (Class B) (a)	17,600	717,376

Building & Construction — 1.03%

Lowe’s Companies Inc.	20,000	750,000

Computer Hardware — 1.91%

Cisco Systems Inc. (a)	54,800	717,880
EMC Corporation (a)	109,400	671,716

		1,389,596

Computer Services — 3.46%

Affiliated Computer Services Inc. (a)	37,980	1,999,647
Juniper Networks Inc. (a)	76,400	519,520

		2,519,167

Computer Software — 8.41%

Intuit Inc. (a)	30,300	1,421,676
Microsoft Corporation (a)	47,225	2,441,532
Oracle Corporation (a)	208,600	2,252,880

		6,116,088

Consumer Services — 2.78%

Apollo Group Inc. (Class A) (a)	17,600	774,400
Career Education Corporation (a)	31,200	1,248,000

		2,022,400

Electrical Equipment — 1.79%

Intersil Corporation (Class A) (a)	93,200	1,299,208

Electronics — 1.93%

KLA-Tencor Corporation (a)	39,600	1,400,652

Entertainment & Leisure — 1.94%

International Game Technology (a)	18,600	1,412,112

Fiber Optics — 0.95%

CIENA Corporation (a)	135,100	694,414

Finance — 1.74%

SLM Corporation	12,200	1,267,092

Food, Beverages & Tobacco — 0.99%

Coca-Cola Company	16,400	718,648

Health Care — 3.48%

Anthem Inc. (a)	27,800	1,748,620
HCA Inc.	18,800	780,200

		2,528,820

Insurance — 1.06%

AFLAC Inc.	25,600	771,072

	Number of Shares or Principal Amount	Value

Medical Instruments — 6.59%

Boston Scientific Corporation (a)	45,100	$1,917,652
St. Jude Medical Inc. (a)	15,140	601,361
Varian Medical Systems Inc. (a)	12,800	634,880
Zimmer Holdings Inc. (a)	39,400	1,635,888

		4,789,781

Medical Services — 3.61%

Biogen Inc. (a)	46,200	1,850,772
UnitedHealth Group Inc.	9,300	776,550

		2,627,322

Misc. Financial Services — 4.18%

Citigroup Inc.	66,500	2,340,135
Merrill Lynch & Company Inc.	18,400	698,280

		3,038,415

Multi-Line Insurance — 1.12%

Willis Group Holdings Ltd. (a)	28,300	811,361

Oil Services — 1.42%

Cooper Cameron Corporation (a)	6,640	330,805
Halliburton Company	37,500	701,625

		1,032,430

Pharmaceuticals — 20.05%

Allergan Inc.	13,000	749,060
AmerisourceBergen Corporation	29,500	1,602,145
Forest Laboratories Inc. (a)	25,400	2,494,788
Gilead Sciences Inc. (a)	50,050	1,701,700
Johnson & Johnson	28,300	1,519,993
Merck & Company Inc.	39,900	2,258,739
Pharmacia Corporation	47,300	1,977,140
Wyeth	60,800	2,273,920

		14,577,485

Publishing — 1.37%

Tribune Company	22,000	1,000,120

Retail — 11.98%

Abercrombie and Fitch Company (Class A) (a)	72,500	1,483,350
Bed Bath & Beyond Inc. (a)	22,800	787,284
Best Buy Company Inc. (a)	30,000	724,500
Dollar Tree Stores Inc. (a)	58,000	1,425,060
eBay Inc. (a)	34,900	2,366,918
Gap Inc.	51,200	794,624
Wal-Mart Stores Inc.	22,300	1,126,373

		8,708,109

Semiconductors — 4.63%

Maxim Integrated Products Inc.	61,400	2,028,656
National Semiconductor Corporation (a)	89,300	1,340,393

		3,369,049

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Technology — 1.28%

Alliant Techsystems Inc. (a)	14,900	$929,015

Travel/Entertainment/Leisure — 0.68%

Hotels.com (Class A) (a)	9,000	491,670

Total Domestic Common Stocks
(Identified cost $70,755,657)		67,688,442

Foreign Stocks — 4.98%

Medical Services — 1.36%

Alcon Inc. (a)	25,100	990,195

Pharmaceuticals — 1.61%

Teva Pharmaceutical Industries Ltd. (ADR)	30,300	1,169,883

Semiconductors — 0.94%

Marvell Technology Group Ltd. (a)	36,200	682,732

Wireless Communications — 1.07%

Vodafone Group (ADR)	42,800	775,536

Total Foreign Stocks
(Identified cost $3,706,657)		3,618,346

Number of Shares or Principal Amount		Value

Repurchase Agreement — 2.27%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03, Proceeds $1,652,087 Collateral: U.S. Treasury Note $1,670,000, 2.00% due 11/30/04, Value $1,689,636	$1,652,000	$1,652,000

Total Repurchase Agreement
(Identified cost $1,652,000)		1,652,000

Total Investments
(Identified cost $76,114,314)		$72,958,788

Other Assets Less Liabilities — (0.34)%		(248,162)

Net Assets — 100%		$72,710,626

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

SUBADVISER’S COMMENTS

William D. Witter, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

William D. Witter, Inc. (“Witter”), which has approximately $1.3 billion in assets under management, became subadviser to the Fund on September 2, 1998. Witter’s normal investment minimum is $1 million.

Investment Objective

The objective of the Enterprise Small Company Growth Fund is to seek capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -24.71 percent. The Fund underperformed its benchmark, the Russell 2000 Index, which returned -20.48 percent. By comparison, the Fund outperformed its peer group, the Lipper Small-Cap Growth Fund Index, which returned -27.63 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	5-Year	07/31/97-12/31/02
With Sales Charge	-28.28%	-0.68%	-1.29%
Without Sales Charge	-24.71%	0.30%	-0.40%
Russell 2000 Index*	-20.48%	-1.36%	-0.17%
Lipper Small-Cap Growth Fund Index*	-27.63%	-1.22%	-0.99%

Class C	1-Year	5-Year	07/31/97-12/31/02
With Sales Charge	-26.60%	-0.47%	-1.15%
Without Sales Charge	-25.12%	-0.27%	-0.96%
Russell 2000 Index*	-20.48%	-1.36%	-0.17%
Lipper Small-Cap Growth Fund Index*	-27.63%	-1.22%	-0.99%

Class B	1-Year	5-Year	07/31/97-12/31/02
With Sales Charge	-28.87%	-0.70%	-1.18%
Without Sales Charge	-25.12%	-0.34%	-1.02%
Russell 2000 Index*	-20.48%	-1.36%	-0.17%
Lipper Small-Cap Growth Fund Index*	-27.63%	-1.22%	-0.99%

Class Y	1-Year	5-Year	10-Year
Average Annual Return	-24.40%	0.74%	10.94%
Russell 2000 Index*	-20.48%	-1.36%	7.15%
Lipper Small-Cap Growth Fund Index*	-27.63%	-1.22%	6.83%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Small-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund — (Continued)

SUBADVISER’S COMMENTS

The year 2002 began with cautious optimism. In the first quarter, investors were encouraged by the record rate of inventory liquidation in the fourth quarter of 2001. While the price of oil moved up from $19.84 per barrel to $26.31 within three months due to concerns about the Middle East, most prices stayed virtually unchanged. Interest rates, under the influence of an accommodative policy of the Fed, remained low with three month maturity U.S. Treasury Bills yielding 1.77 percent at the first quarter’s end. The Fund benefited during that period with technology stocks such as Cymer Inc. and Trikon Technologies, Inc. appreciating. By the second quarter, confidence that the economic recovery would follow the pattern of past expansions by quickly generating a GDP growth rate of 5 percent or more began to disappear. Reports of restatements of corporate earnings developed some serious concerns. The prospect of war with Iraq and a sense of vulnerability of the U.S. to additional acts of terrorism further reduced investors’ interest in buying more equities. Rather than the negative trend changing in the third quarter, the level of pessimism increased. Most of the success in the market was achieved by hedge funds that sold short. Over 60 percent of the Fund was invested in growth issues, which were economically sensitive such as Advanced Marketing Services, Navigant International, On Assignment Inc. and the various technology holdings. Only a small percentage of the Fund’s holdings advanced during that period. Those equities were primarily of medical device companies.

The broad decline continued until October 9th when, even without any obvious positive macro developments, all the indices begun to appreciate. Leadership changed from the precious metals and real estate groups back to the more economically sensitive issues. Growth portfolios began to outperform those with a value orientation but not nearly enough for the Fund to produce positive results for the year.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 91.62%

Airlines — 1.59%

Skywest Inc.	101,100	$1,321,377

Business Services — 5.65%

Charles River Associates Inc. (a)	103,300	1,462,728
MAXIMUS Inc. (a) (o)	76,250	1,990,125
On Assignment Inc. (a) (o)	144,600	1,231,992

		4,684,845

Computer Hardware — 1.52%

Drexler Technology Corporation (a) (o)	100,300	1,263,780

Computer Services — 10.58%

CACI International Inc. (a) (o)	95,200	3,392,928
Cray Inc. (a) (o)	199,720	1,531,852
Integral Systems Inc. (a)	82,600	1,656,130
MapInfo Corporation (a) (o)	105,000	582,750
Tier Technologies Inc. (a) (o)	101,100	1,617,600

		8,781,260

Computer Software — 1.92%

MSC Software Corporation (a) (o)	105,800	816,776
PLATO Learning Inc. (a)	131,300	779,922

		1,596,698

Consumer Services — 1.59%

Navigant International Inc. (a)	106,690	1,315,488

Electrical Equipment — 10.09%

C & D Technologies	92,400	1,632,708
Electro Scientific Industries Inc. (a) (o)	98,800	1,976,000
Signal Technology Corporation (a)	66,500	716,870
Varian Inc. (a) (o)	101,500	2,912,035
Woodhead Industries	100,500	1,135,650

		8,373,263

Electronics — 5.41%

AstroPower Inc. (a) (o)	64,350	514,156
Planar Systems Inc. (a) (o)	132,000	2,723,160
Veeco Instruments Inc. (a) (o)	108,600	1,255,416

		4,492,732

Food, Beverages & Tobacco — 2.45%

Delta & Pine Land Company (o)	99,600	2,032,836

Hotels & Restaurants — 2.79%

The Cheesecake Factory (a) (o)	64,000	2,313,600

	Number of Shares or Principal Amount	Value

Manufacturing — 0.63%

Flow International Corporation (a) (o)	96,000	$244,800
Meade Instruments Corporation (a) (o)	89,400	278,928

		523,728

Medical Instruments — 16.80%

Candela Corporation (a)	328,200	1,972,482
Cytyc Corporation (a) (o)	200,000	2,040,000
ICU Medical Inc. (a) (o)	86,450	3,224,585
Varian Medical Systems Inc. (a) (o)	74,000	3,670,400
Zoll Medical Corporation (a) (o)	85,000	3,031,950

		13,939,417

Medical Services — 2.97%

Impath Inc. (a) (o)	124,800	2,461,056

Oil Services — 9.25%

Cimarex Energy Company (a)	121,000	2,165,900
Devon Energy Corporation	32,300	1,482,570
Smith International Inc. (a) (o)	97,600	3,183,712
Ultra Petroleum Corporation (a)	85,000	841,500

		7,673,682

Retail — 3.27%

Advanced Marketing Services Inc. (o)	139,100	2,044,770
Angelica Corporation	32,300	666,995

		2,711,765

Semiconductors — 7.13%

Genesis Microchip Inc. (a) (o)	75,000	978,750
Intermagnetics General Corporation (a) (o)	138,500	2,720,140
MKS Instruments Inc. (a) (o)	52,551	863,413
Photronics Inc. (a) (o)	98,800	1,353,560

		5,915,863

Technology — 6.07%

Flir Systems Inc. (a) (o)	84,700	4,133,360
Trikon Technologies Inc. (a)	180,600	903,000

		5,036,360

Travel/Entertainment/Leisure — 1.62%

Polaris Industries Inc. (o)	23,000	1,347,800

Waste Management — 0.29%

Clean Harbors Inc. (a) (o)	15,500	240,560

Total Domestic Common Stocks
(Identified cost $93,285,097)		76,026,110

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Foreign Stocks — 1.56%

Oil Services — 1.56%

Core Laboratories (a) (o)	114,200	$1,296,170

Total Foreign Stocks
(Identified cost $1,507,404)		1,296,170

Commercial Paper — 6.89%

Philip Morris Companies Inc. 1.35% due 01/09/03	$2,717,000	2,716,185
Rabobank Nederland 1.20% due 01/02/03	3,005,000	3,004,900

Value

Total Commercial Paper
(Identified cost $5,721,085)	$5,721,085

Total Investments
(Identified cost $100,513,586)	$83,043,365

Other Assets Less Liabilities — (0.07)%	(59,180)

Net Assets — 100%	$82,984,185

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

SUBADVISER’S COMMENTS

Gabelli Asset Management Company

Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Gabelli Asset Management Company (“Gabelli”), which manages approximately $21.3 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Fund on July 1, 1996.

Investment Objective

The objective of the Enterprise Small Company Value Fund is to seek maximum capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -11.88 percent. The Fund outperformed its benchmark, the Russell 2000 Index, which returned -20.48 percent. By comparison, the Fund underperformed its peer group, the Lipper Small-Cap Value Fund Index, which returned -11.20 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	5-Year	10/01/93-12/31/02
With Sales Charge	-16.09%	2.69%	8.51%
Without Sales Charge	-11.88%	3.70%	9.09%
Russell 2000 Index*	-20.48%	-1.36%	6.06%
Lipper Small-Cap Value Fund Index*	-11.20%	2.81%	9.00%

Class C	1-Year	5-Year	05/01/97-12/31/02
With Sales Charge	-14.14%	2.97%	8.16%
Without Sales Charge	-12.42%	3.18%	8.34%
Russell 2000 Index*	-20.48%	-1.36%	3.29%
Lipper Small-Cap Value Fund Index*	-11.20%	2.81%	7.19%

Class B	1-Year	5-Year	05/01/95-12/31/02
With Sales Charge	-16.67%	2.77%	9.26%
Without Sales Charge	-12.35%	3.09%	9.26%
Russell 2000 Index*	-20.48%	-1.36%	6.31%
Lipper Small-Cap Value Fund Index*	-11.20%	2.81%	9.54%

Class Y	1-Year	5-Year	05/31/95-12/31/02
Average Annual Return	-11.46%	4.25%	10.26%
Russell 2000 Index*	-20.48%	-1.36%	6.14%
Lipper Small-Cap Value Fund Index*	-11.20%	2.81%	9.37%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Small-Cap Value Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Small-Cap Value Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund — (Continued)

SUBADVISER’S COMMENTS

The Fund’s best performers for the year came from a broad range of industries. Stocks that doubled in price included industrial names such as Crown, Cork & Seal Inc., Marine Products Corporation and Tenneco Automotive Inc. Retailing, specifically Rawlings Sporting Goods, and gaming stocks, like Trump Hotel & Casino Resorts, Inc., also assisted in the performance of the Fund. Media and telecommunication stocks, specifically wireless telephone companies, were the year’s worst performers. After significantly outperforming large capitalization stocks in 2000 and 2001, small cap stocks fell back to the pack in 2002 with the Russell 2000 Index edging the S&P 500 Index by just a few percentage points. The Fund held up well relative to the small cap laden Russell 2000 Index.

The year 2002 was the first time since the early 1940s that stock prices fell in three consecutive years. While expectations for an improving economy were generally realized, the pace of activity was sluggish outside of the housing sector. Consequently, the weight of concerns regarding the Middle East, North Korea, homeland security and domestic corporate and accounting scandals took their toll on equities.

With the lowest interest rates in decades, homeowners were busy refinancing mortgages and buying new homes. The refinancing bonanza helped to fuel badly needed consumer spending, while corporate spending remained in check, even though a victim of eroding confidence and corporate downsizing. Some feared the emergence of a housing bubble, although such concerns appear limited to a few higher income pockets of the country. Low borrowing costs, including subsidized zero percent financing, sustained a healthy level of auto sales.

After surprisingly strong third quarter Gross Domestic Product (“GDP”) growth, the economy appeared to have lost momentum in the fourth quarter. While unemployment in the 6 percent range is not high by historical standards, the lack of new job growth was disappointing. The decline in durable goods orders, a proxy for capital spending, in November along with disappointing holiday sales also had an impact on stock prices. Global concerns also weighed heavily, as the general strike in Venezuela, recent OPEC production cuts and the possibility of a supply disruption resulting from a conflict in Iraq once again propelled oil prices higher. High oil prices represent a heavy tax on businesses and consumers alike, and pose a real threat to a global economic recovery.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 95.31%

Advertising — 0.04%

Interep National Radio Sales Inc. (a)	75,000	$174,750

Aerospace — 5.68%

AAR Corporation	60,000	309,000
Ametek Inc. (o)	115,000	4,426,350
Curtiss-Wright Corporation (Class A)	11,000	702,020
CurtissWright Corporation (Class B)	33,000	2,055,900
GenCorp Inc. (o)	585,000	4,633,200
Kaman Corporation (Class A)	230,000	2,530,000
Lockheed Martin Corporation	38,000	2,194,500
Moog Inc. (Class A) (a)	60,000	1,862,400
Sequa Corporation (Class A) (o)	25,000	977,750
Sequa Corporation (Class B)	45,500	2,024,750
SPS Technologies Inc. (a) (o)	117,400	2,788,250

		24,504,120

Apparel & Textiles — 0.33%

Carlyle Industries Inc. (a)	158,609	77,719
Hartmarx Corporation	110,000	268,400
Wolverine World Wide Inc.	70,000	1,057,700

		1,403,819

Automotive — 5.71%

A. O. Smith Corporation (Class A)	11,000	297,110
Aaron Rents Inc. (o)	2,000	45,400
AutoNation Inc. (a)	90,000	1,130,400
BorgWarner Inc.	102,000	5,142,840
Clarcor Inc.	144,867	4,674,858
Cooper Tire & Rubber Company	3,000	46,020
Earl Scheib Inc.	95,000	228,000
Exide Technologies (a) (o)	50,000	13,750
Federal-Mogul Corporation (a) (o)	20,000	4,400
Midas Inc.	310,000	1,993,300
Modine Manufacturing Company	225,000	3,978,000
Navistar International Corporation (a)	90,000	2,187,900
Raytech Corporation (a) (o)	130,000	741,000
Standard Motor Products Inc. (o)	155,000	2,015,000
Superior Industries International Inc.	32,000	1,323,520
Tenneco Automotive Inc. (a) (o)	200,000	808,000

		24,629,498

Banking — 0.58%

Crazy Woman Creek Bancorp Inc. (f)	51,000	644,130
First Republic Bank (a)	24,000	479,760
Flushing Financial Corporation	55,000	900,790
Sterling Bancorp	18,000	473,760

		2,498,440

	Number of Shares or Principal Amount	Value

Biotechnology — 0.38%

Invitrogen Corporation (a) (o)	52,000	$1,627,080

Broadcasting — 4.07%

Beasley Broadcast Group Inc. (Class A) (a) (o)	35,000	418,600
Clear Channel Communications Inc. (a)	8,000	298,320
Crown Media Holdings Inc. (Class A) (a) (o)	40,000	90,400
Emmis Broadcasting Corporation (Class A) (a) (o)	14,000	291,620
Fisher Companies Inc. (o)	57,000	3,005,040
Granite Broadcasting Corporation (a)	335,000	686,750
Gray Television Inc.	179,000	1,745,250
Gray Television Inc. (Class A) (o)	82,000	971,700
Liberty Media Corporation (Class A) (a)	80,000	715,200
Lin TV Corporation (a) (o)	6,000	146,100
News Corporation Ltd. (ADR)	115,000	2,604,750
Paxson Communications Corporation (a)	500,000	1,030,000
Salem Communications Corporation (Class A) (a)	75,000	1,872,750
Spanish Broadcasting Systems Inc. (Class A) (a)	115,000	828,000
UnitedGlobalCom Inc. (a)	195,000	468,000
World Wrestling Federation Entertainment Inc. (Class A) (a)	53,000	426,650
Young Broadcasting Inc. (Class A) (a)	150,000	1,975,500

		17,574,630

Building & Construction — 3.05%

Core Materials Corporation (a)	325,000	357,500
Fleetwood Enterprises Inc. (a) (o)	15,000	117,750
Hughes Supply Inc.	1,000	27,320
Huttig Building Products Inc. (a)	100,000	285,000
Monaco Coach Corporation (a) (o)	6,000	99,300
Nortek Holdings Inc.	91,500	4,186,125
Rollins Inc.	318,200	8,098,190

		13,171,185

Business Services — 0.92%

Edgewater Technology Inc. (a)	390,000	1,840,800
Imagistics International Inc. (a)	6,000	120,000
Nashua Corporation (a)	172,000	1,510,160
National Processing Inc. (a) (o)	32,000	513,600

		3,984,560

Cable — 2.33%

Cablevision Systems Corporation (Class A) (a)	549,999	9,206,983
Lamson & Sessions Company (a)	155,000	499,100
Pegasus Communications Corporation (Class A) (a) (o)	270,000	353,700

		10,059,783

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Chemicals — 4.82%

Church & Dwight Company Inc.	64,500	$1,962,735
Cytec Industries Inc. (a)	12,000	327,360
Ethyl Corporation (a)	44,000	285,560
Ferro Corporation	88,000	2,149,840
Great Lakes Chemical Corporation	230,000	5,492,400
H. B. Fuller Company	75,000	1,941,000
Hercules Inc. (a)	350,000	3,080,000
MacDermid Inc.	140,000	3,199,000
Olin Corporation (o)	90,000	1,399,500
Omnova Solutions Inc. (a)	240,000	967,200

		20,804,595

Communications — 0.45%

Loral Space & Communications (a)	300,000	129,000
Western Wireless Corporation (Class A) (a) (o)	340,000	1,802,000

		1,931,000

Computer Hardware — 0.00%

Cerion Technologies Inc. (a) (d) (m)	120,000	—

Computer Services — 0.18%

Startek Inc. (a)	13,000	358,800
Tyler Technologies Inc. (a)	50,000	208,500
Xanser Corp (a) (o)	140,000	221,200

		788,500

Computer Software — 0.04%

BARRA Inc. (a)	2,000	60,660
Global Sources Ltd. (a)	1,000	4,740
OpenTV Corporation (Class A) (a) (o)	72,000	85,680

		151,080

Conglomerates — 0.05%

Harbor Global Company Ltd. (a)	30,000	204,000

Construction — 0.01%

KB Home	1,000	42,850

Consumer Durables — 0.35%

Dana Corporation	120,000	1,411,200
Noel Group Liquidating Trust (a) (d) (g) (m)	15,000	4,200
Noel Group Units (a) (d) (g) (m)	15,000	—
Oneida Ltd.	10,000	110,300

		1,525,700

Consumer Products — 1.53%

Department 56 Inc. (a)	64,000	825,600
Elizabeth Arden Inc. (a) (o)	100,000	1,480,000
Jarden Corporation (a)	1,500	35,805
Martha Stewart Living Inc. (Class A) (a) (o)	6,000	59,220
New England Business Service Inc.	13,000	317,200

	Number of Shares or Principal Amount	Value

Rayovac Corporation (a)	46,600	$621,178
Revlon Inc. (Class A) (a) (o)	90,000	275,400
Scotts Company (a)	6,000	294,240
Sola International Inc. (a)	145,000	1,885,000
The Dial Corporation	40,000	814,800

		6,608,443

Consumer Services — 0.96%

Chemed Corporation	117,000	4,135,950

Containers/Packaging — 0.60%

Crown Cork & Seal Inc. (a) (o)	30,000	238,500
Packaging Dynamics Corporation (a)	160,000	1,056,000
Pactiv Corporation (a)	60,000	1,311,600

		2,606,100

Drugs & Medical Products — 0.42%

Landauer Inc.	28,000	973,000
Owens & Minor Inc. (o)	50,000	821,000

		1,794,000

Education — 0.15%

Whitman Education Group Inc. (a)	85,800	655,512

Electrical Equipment — 5.29%

Ampco-Pittsburgh Corporation	62,000	753,920
Baldor Electric Company (o)	190,000	3,752,500
C & D Technologies	6,000	106,020
Donaldson Company Inc.	40,000	1,440,000
DQE Inc.	460,000	7,010,400
National Presto Industries Inc. (o)	30,000	881,400
Oak Technology Inc. (a)	280,000	742,000
Selas Corporation of America	140,000	217,000
SL Industries Inc. (a)	128,000	678,400
Thomas & Betts Corporation (a)	350,000	5,915,000
Thomas Industries Inc.	50,000	1,303,000

		22,799,640

Electronics — 0.85%

CTS Corporation (o)	140,000	1,085,000
Fargo Electronics Inc. (a)	30,000	261,600
Park Electrochemical Corporation	120,000	2,304,000

		3,650,600

Energy — 1.87%

Aquila Inc.	30,000	53,100
El Paso Electric Company	360,000	3,960,000
Maine Public Service Company	400	12,800
Mirant Corporation (a)	40,000	75,600
Nicor Inc.	70,000	2,382,100
ONEOK Inc.	30,000	576,000
Southern Union Company (a)	60,000	990,000

		8,049,600

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Entertainment & Leisure — 4.57%

Acme Communications Inc. (a)	64,000	$510,080
Bull Run Corporation (a)	110,000	102,300
Dover Downs Gaming & Entertainment Inc.	106,000	963,540
Dover Motorsports Inc.	170,000	790,500
E.W. Scripps Company (Class A)	62,000	4,770,900
Gaylord Entertainment Company (a)	249,000	5,129,400
Hearst-Argyle Television Inc. (a)	2,000	48,220
Magna Entertainment Corporation (Class A) (a) (o)	325,000	2,015,000
Metro Goldwyn Mayer Inc. (a)	64,900	843,700
Sinclair Broadcast Group Inc. (Class A) (a)	200,000	2,326,000
Six Flags Inc. (a)	385,000	2,198,350

		19,697,990

Finance — 0.96%

BKF Capital Group Inc. (a)	74,000	1,306,100
Federal Agriculture Mortgage Corporation (a) (o)	1,000	30,640
Interactive Data Corporation (a)	145,000	1,993,750
SWS Group Inc. (o)	60,000	813,600

		4,144,090

Food, Beverages & Tobacco — 8.35%

Boston Beer Inc. (Class A) (a)	35,000	500,500
Brown Forman Corporation (Class A) (o)	10,000	670,000
Brown-Forman Corporation (Class B)	3,800	248,368
Corn Products International Inc.	155,000	4,670,150
Del Monte Foods Company (a)	155,000	1,193,500
Farmer Brothers Company	2,500	772,500
Flowers Foods Inc.	140,000	2,731,400
Hain Celestial Group Inc. (a)	25,000	380,000
Ingles Markets Inc. (Class A)	190,000	2,236,110
International Multifoods Corporation (a)	160,000	3,390,400
J & J Snack Foods Corporation (a)	1,500	53,565
J.M. Smucker Company	27,000	1,074,870
John B. Sanfilippo & Son Inc. (a)	37,000	372,590
PepsiAmericas Inc.	300,000	4,029,000
Ralcorp Holdings Inc. (a)	62,500	1,571,250
Robert Mondavi Corporation (Class A) (a) (o)	68,000	2,108,000
Sensient Technologies Corporation (o)	160,000	3,595,200
Suprema Specialties Inc. (a)	1,500	30
Triarc Companies Inc.	95,500	2,505,920
Vermont Pure Holdings, Ltd. (a)	10,000	42,500
Weis Markets Inc.	125,000	3,881,250

		36,027,103

	Number of Shares or Principal Amount	Value

Health Care — 0.13%

Henry Schein Inc. (a)	12,000	$540,000

Hotels & Restaurants — 2.13%

Aztar Corporation (a)	230,000	3,284,400
Boca Resorts Inc. (a)	110,000	1,177,000
Dennys Corporation (a)	25,000	16,000
Extended Stay America Inc. (a)	5,000	73,750
Kerzner International Ltd. (a)	100,000	2,008,000
Lakes Gaming Inc. (a) (o)	132,000	712,668
Louisiana Quinta Corporation (a)	225,000	990,000
The Steak n Shake Company (a)	85,000	850,000
Trump Hotels & Casino Resorts Inc. (a) (o)	25,000	65,000
Wyndham International Inc. (a)	140,000	32,200

		9,209,018

Insurance — 1.53%

Argonaut Group Inc. (o)	130,000	1,917,500
Liberty Corporation	105,000	4,074,000
Midland Company	31,600	600,400

		6,591,900

Machinery — 4.20%

Baldwin Technology Company Inc. (Class A)	254,500	111,980
Fairchild Corporation (Class A) (a)	220,000	1,091,200
Flowserve Corporation (a)	250,000	3,697,500
Franklin Electric Company Inc.	22,000	1,056,220
Gardner Denver Inc. (a)	80,000	1,624,000
Gorman Rupp Company	41,700	979,950
IDEX Corporation	42,000	1,373,400
Katy Industries Inc. (a)	149,400	513,936
Paxar Corporation (a)	30,000	442,500
Robbins & Myers Inc. (o)	70,000	1,288,000
Standex International Corporation	62,000	1,478,080
Tech/Ops Sevcon Inc.	42,000	214,200
Tennant Company	43,000	1,401,800
Watts Industries Inc. (Class A)	180,000	2,833,200

		18,105,966

Manufacturing — 7.79%

Acuity Brands Inc.	100,000	1,354,000
Aviall Inc. (a) (o)	190,000	1,529,500
Barnes Group Inc.	80,000	1,628,000
Belden Inc.	98,000	1,491,560
BWAY Corporation (a)	29,000	573,620
Cooper Industries Ltd. (Class A)	48,000	1,749,600
Crane Company	145,000	2,889,850
Cuno Inc. (a)	40,000	1,324,800
Energizer Holdings Inc. (a)	30,000	837,000
Esco Technologies Inc. (a)	1,500	55,500
Fedders Corporation	290,000	820,700
Gerber Scientific Inc. (a)	140,000	568,400

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

GP Strategies Corporation (a)	35,000	$176,750
Graco Inc.	77,000	2,206,050
Graftech International Ltd. (a)	160,000	953,600
Industrial Distribution Group Inc. (a)	78,000	240,240
Lindsay Manufacturing Company	30,000	642,000
MagneTek Inc. (a)	130,000	577,200
Material Sciences Corporation (a)	178,500	2,309,790
Myers Industries Inc.	375,000	4,012,500
Oil-Drilling Corporation of America	181,000	1,543,930
Park Ohio Holdings Corporation (a) (o)	200,000	832,000
Pentair Inc.	28,000	967,400
Precision Castparts Corporation	55,000	1,333,750
Rawlings Sporting Goods Company Inc. (o)	15,070	132,767
Roper Industries, Inc.	40,000	1,464,000
Strattec Security Corporation (a)	21,500	1,030,710
Teleflex Inc.	8,000	343,120

		33,588,337

Media — 2.30%

Gemstar-TV Guide International Inc. (a)	200,000	650,000
Media General Inc. (Class A)	155,000	9,292,250

		9,942,250

Medical Instruments — 1.90%

Dentsply International Inc.	10,000	372,000
Digene Corporation (a)	65,000	744,900
Inamed Corporation (a) (o)	40,000	1,232,000
Patterson Dental Company (a)	10,000	437,400
Sybron Dental Specialties (a)	360,000	5,346,000
Young Innovations Inc. (a)	3,000	69,810

		8,202,110

Medical Services — 1.15%

Apogent Technologies Inc. (a)	50,000	1,040,000
CIRCOR International Inc.	170,000	2,703,000
Inverness Medical Innovations Inc. (a) (o)	80,000	1,052,000
Odyssey Healthcare Inc. (a)	5,000	173,500

		4,968,500

Metals & Mining — 0.05%

TVX Gold Inc. (a) (o)	8,000	125,760
WHX Corporation (a) (o)	44,000	107,800

		233,560

Multi-Line Insurance — 0.66%

Alleghany Corporation (a)	16,000	2,840,000

Neutraceuticals — 0.17%

Weider Nutrition International Inc. (a)	500,000	725,000

	Number of Shares or Principal Amount	Value

Oil Services — 0.18%

RPC Inc.	27,300	$316,680
W-H Energy Services Inc. (a)	33,000	481,470

		798,150

Paper Products — 0.96%

Greif Brothers Corporation (Class A)	130,000	3,094,000
Schweitzer Mauduit International Inc.	43,000	1,053,500

		4,147,500

Pharmaceuticals — 0.00%

Twinlab Corporation (a)	200,000	20,000

Printing & Publishing — 5.43%

A.H. Belo Corporation (Class A)	145,000	3,091,400
Journal Register Company (a)	245,000	4,356,100
Lee Enterprises Inc.	75,000	2,514,000
McClatchy Company (Class A)	54,000	3,063,420
Penton Media Inc. (a)	290,000	197,200
Pulitzer Inc.	150,000	6,742,500
Thomas Nelson Inc. (a)	140,000	1,402,800
Topps Company Inc. (a)	237,500	2,066,250

		23,433,670

Property-Casualty Insurance — 0.42%

CNA Surety Corporation	230,000	1,805,500

Publishing — 0.34%

PRIMEDIA Inc. (a) (o)	500,000	1,030,000
Value Line Inc.	10,000	434,400

		1,464,400

Real Estate — 0.66%

Catellus Development Corporation (a)	80,000	1,588,000
Griffin Land & Nurseries Inc. (a)	63,000	912,870
Gyrodyne Company of America Inc. (a)	23,200	339,184

		2,840,054

Retail — 0.88%

Blockbuster Inc. (Class A)	15,000	183,750
Lillian Vernon Corporation (a)	153,000	627,300
Neiman Marcus Group Inc. (Class A) (a) (o)	52,000	1,580,280
Neiman Marcus Group Inc. (Class B) (a)	40,000	1,093,200
School Specialty Inc. (a)	10,000	199,800
Sports Authority Inc. (a) (o)	10,000	70,000
ValueVision International Inc. (Class A) (a)	3,000	44,940

		3,799,270

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Technology — 0.09%

Flir Systems Inc. (a)	1,500	$73,200
J Net Enterprises Inc. (a)	415,000	311,250

		384,450

Telecommunications — 3.13%

AirGate PCS, Inc. (a) (o)	50,000	31,000
Atlantic Tele-Network, Inc.	12,000	186,000
ATX Communications Inc. (a) (o)	60,000	23,400
Broadwing Inc. (a)	630,000	2,217,600
Centurytel Inc. (o)	30,000	881,400
Citizens Communications Company (a) (o)	235,000	2,479,250
Commonwealth Telephone Enterprises Inc. (a)	50,000	1,792,000
Commonwealth Telephone Enterprises Inc. (Class B) (a)	8,000	294,000
Communications Systems Inc. (a)	92,500	737,225
D&E Communications Inc. (o)	140,000	1,170,400
McLeodUSA Inc. (Class A) (a) (o)	5,001	4,201
McLeodUSA Inc. (Escrow) (a)	60,000	—
Nextel Partners Inc. (Class A) (a) (o)	95,000	576,650
Panamsat Corporation (a)	95,000	1,390,800
Plantronics Inc. (a)	5,000	75,650
Rural Cellular Corporation (Class A) (a) (o)	85,000	72,250
Telephone and Data Systems Inc.	32,000	1,504,640
Triton PCS Holdings, Inc. (Class A) (a) (o)	22,000	86,460

		13,522,926

Transportation — 1.16%

GATX Corporation (o)	165,000	3,765,300
Marine Products Corporation	37,500	369,375
Oshkosh Truck Corporation	4,000	246,000
TransPro Inc. (a)	110,000	616,000

		4,996,675

Travel/Entertainment/Leisure — 0.16%

Bowlin Travel Centers Inc. (a)	60,000	87,600
Pinnacle Entertainment Inc. (a)	85,000	589,050

		676,650

Utilities — 2.61%

AGL Resources Inc.	45,000	1,093,500
Allegheny Energy Inc. (a)	10,000	75,600
CH Energy Group Inc.	61,000	2,844,430
Florida Public Utilities Company	22,666	336,590
Otter Tail Corporation	17,100	459,990
SJW Corporation	30,000	2,341,500
Southwest Gas Corporation	70,000	1,641,500
Westar Energy Inc.	250,000	2,475,000

		11,268,110

Waste Management — 1.07%

Allied Waste Industries Inc. (a)	250,000	2,500,000
Republic Services Inc. (a)	100,000	2,098,000

		4,598,000

	Number of Shares or Principal Amount	Value

Wireless Communications — 1.67%

Allen Telecom Inc. (a) (o)	215,000	$2,036,050
AT&T Wireless Services Inc. (a)	70,000	395,500
Centennial Communications Corporation (Class A) (a) (o)	125,000	326,250
Dobson Communications Corporation (a)	60,734	134,222
Leap Wireless International Inc. (a) (o)	160,000	24,000
Nextel Communications Inc. (Class A) (a)	110,000	1,270,500
Price Communications Corporation (a)	118,000	1,631,940
United States Cellular Corporation (a) (o)	55,000	1,376,100

		7,194,562

Total Domestic Common Stocks
(Identified cost $463,361,707)		411,141,176

Foreign Stocks — 1.64%

Business Services — 0.07%

Professional Staff (ADR) (a)	155,000	310,000

Cable — 0.31%

Rogers Communications Inc. (Class B) (a)(o)	140,000	1,313,200

Consumer Services — 0.00%

Loewen Group Inc. (ADR) (a) (d)	120,000	—

Manufacturing — 0.40%

Denison International (ADR) (a)	109,000	1,744,000

Metals & Mining — 0.17%

Barrick Gold Corporation	48,000	739,680

Telecommunications — 0.41%

AO VimpelCom (ADR) (a)(o)	55,000	1,760,550
GST Telecommunications Inc. (a) (d)	45,000	—

		1,760,550

Wireless Communications — 0.28%

Rogers Wireless Communications (Class B) (a)	136,000	1,196,800

Total Foreign Stocks
(Identified cost $9,167,974)		7,064,230

Preferred Stocks — 1.40%

Broadcasting — 1.15%

Granite Broadcasting Corporation (a)	9,000	4,950,000

Telecommunications — 0.25%

Allen Telecom Inc. (a) (o)	15,000	1,110,000

Total Preferred Stocks
(Identified cost $6,742,106)		6,060,000

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Repurchase Agreement — 1.58%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03, Proceeds $6,812,360 Collateral: GNMA $6,815,000, 7.00% due 04/20/32 Value $6,992,379	$6,812,000	$6,812,000

Total Repurchase Agreement
(Identified cost $6,812,000)		6,812,000

Value

Total Investments
(Identified cost $486,083,787 )	$431,077,406

Other Assets Less Liabilities — 0.07%	310,576

Net Assets — 100%	$431,387,982

(a)	Non-income producing security.
(d)	Security is fair valued at December 31, 2002.
(f)	Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.
(g)	Restricted securities as of December 31, 2002 were as follows:

					Aggregate
Description	Date of Acquisition	Number of Units	Unit Cost	Fair Value per Unit	Cost	Value	Percent of Net Assets

Noel Group Units	04/13/99	15,000	$0.49	$—	$7,320	$—	0.00%
Noel Group Liquidating Trust Units	10/08/98	15,000	$0.81	$0.28	12,187	4,200	0.00%

(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

SUBADVISER’S COMMENTS

Marsico Capital Management, LLC

Denver, Colorado

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Marsico Capital Management, LLC (“Marsico”), which manages approximately $14.7 billion for institutional clients and whose usual investment minimum is $100 million, became subadviser to the Fund on November 1, 1999.

Investment Objective

The objective of the Enterprise Capital Appreciation Fund is to seek maximum capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -17.48 percent. The Fund outperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. The Fund outperformed its peer group, the Lipper Large-Cap Growth Fund Index, which returned -28.11 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Enterprise Capital Appreciation Fund A-Shares	1-Year	5-Year	10-Year
With Sales Charge	-21.41%	-0.53%	5.76%
Without Sales Charge	-17.48%	0.45%	6.28%
S&P 500 Index*	-22.11%	-0.59%	9.34%
Lipper Large-Cap Growth Fund Index*	-28.11%	-4.16%	6.30%

Enterprise Capital Appreciation Fund C-Shares	1-Year	5-Year	05/01/97-12/31/02
With Sales Charge	-19.54%	-0.26%	3.39%
Without Sales Charge	-17.90%	-0.05%	3.57%
S&P 500 Index*	-22.11%	-0.59%	3.11%
Lipper Large-Cap Growth Fund Index*	-28.11%	-4.16%	-0.29%

Enterprise Capital Appreciation Fund B-Shares	1-Year	5-Year	05/01/95-12/31/02
With Sales Charge	-22.04%	-0.35%	6.67%
Without Sales Charge	-17.94%	-0.11%	6.67%
S&P 500 Index*	-22.11%	-0.59%	9.02%
Lipper Large-Cap Growth Fund Index*	-28.11%	-4.16%	5.65%

Enterprise Capital Appreciation Fund Y-Shares	1-Year	05/31/98-12/31/02
Average Annual Return	-17.09%	-1.32%
S&P 500 Index*	-22.11%	-3.28%
Lipper Large-Cap Growth Fund Index*	-28.11%	-7.02%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The S&P 500 Index replaces the S&P 500 Barra/Growth Index as the broad-based benchmark for the Fund as it more appropriately reflects the Fund's broad-based market. During 2002, an investment in the above hypothetical account for the Enterprise Capital Appreciation Fund A-Shares decreased by $3,709 compared to a decrease of $7,169 in the S&P 500 Barra/Growth Index and a decrease $6,933 in the S&P 500 Index. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund — (Continued)

SUBADVISER’S COMMENTS

While the Fund did succeed in outpacing its benchmark indices by a considerable margin over the course of the entire year, there were some “blemishes” performance-wise. These included generally maintaining an under-weighted investment posture in certain industries including banking, household/personal products, energy, and materials. Specific individual positions in sectors such as health care, namely Baxter International Inc. and Quest Diagnostics Inc., and financial services companies like Citigroup and Capital One Financial Corporation, also detracted from the Fund’s performance.

The Fund’s investments in the aerospace/defense industry, which were initiated well prior to the September 11, 2001 terrorist attacks, performed well for the year as a whole; specifically Lockheed-Martin Corporation, General Dynamics Corporation, and L-3 Communications Holdings, Inc. The Fund’s performance benefited from the information technology sector; specifically QUALCOMM Inc., Dell Computer Corporation, and Cisco Systems Inc. In aggregate, investment results for the Fund were helped for the year by positions in equipment and services companies such as United Health Group Inc. and Zimmer Holdings.

The Fund’s financial services position in SLM Corporation, formerly known as Student Loan Marketing Association, was also a significant positive contributor to performance for the year, while the Fund generally maintained a significant under-weighted investment posture in the telecommunications services sector, as compared to the S&P 500 Index. This strategy positively impacted investment performance for the year as a whole. The Fund’s holdings in the automobile industry, such as Porsche and BMW, positively affected the Fund’s performance for 2002.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 90.47%

Aerospace — 4.29%

General Dynamics Corporation	32,009	$2,540,554
Lockheed Martin Corporation	72,760	4,201,890

		6,742,444

Banking — 3.19%

J. P. Morgan Chase & Company	111,838	2,684,112
Wells Fargo & Company	49,706	2,329,720

		5,013,832

Biotechnology — 3.43%

Amgen Inc. (a)	111,626	5,396,001

Broadcasting — 4.58%

Clear Channel Communications Inc. (a)	73,132	2,727,092
Viacom Inc. (Class B) (a)	109,858	4,477,812

		7,204,904

Building & Construction — 6.13%

D.R. Horton Inc.	78,006	1,353,404
Jacobs Engineering Group Inc.	8,842	314,775
Lennar Corporation	61,062	3,150,800
Lowe’s Companies Inc. (o)	128,580	4,821,750

		9,640,729

Computer Hardware — 4.16%

Cisco Systems Inc. (a)	277,158	3,630,770
Dell Computer Corporation (a)	108,848	2,910,595

		6,541,365

Computer Software — 4.82%

Electronic Arts Inc. (a)	52,766	2,626,164
Microsoft Corporation (a)	95,890	4,957,513

		7,583,677

Consumer Durables — 0.52%

Harley-Davidson Inc.	17,596	812,935

Consumer Products — 4.52%

Colgate-Palmolive Company	45,986	2,411,046
Procter & Gamble Company	54,698	4,700,746

		7,111,792

Finance — 9.38%

Lehman Brothers Holdings Inc.	62,337	3,321,939
SLM Corporation	110,064	11,431,247

		14,753,186

Food, Beverages & Tobacco — 3.23%

Anheuser-Busch Companies, Inc.	38,360	1,856,624
PepsiCo Inc.	76,202	3,217,248

		5,073,872

	Number of Shares or Principal Amount	Value

Health Care — 2.40%

HCA Inc.	91,112	$3,781,148

Hotels & Restaurants — 4.01%

Four Season Hotels Inc. (o)	123,438	3,487,123
MGM Mirage Inc. (a)	71,112	2,344,563
Wynn Resorts Ltd. (a) (o)	36,000	471,960

		6,303,646

Medical Instruments — 2.16%

Zimmer Holdings Inc. (a)	81,958	3,402,896

Medical Services — 10.65%

Quest Diagnostics Inc. (a)	97,544	5,550,254
UnitedHealth Group Inc.	134,030	11,191,505

		16,741,759

Misc. Financial Services — 3.55%

Citigroup Inc.	58,080	2,043,835
Fannie Mae	55,070	3,542,653

		5,586,488

Pharmaceuticals — 3.35%

Forest Laboratories Inc. (a)	5,271	517,718
IDEC Pharmaceuticals Corporation (a)	56,096	1,860,704
Johnson & Johnson	53,666	2,882,401

		5,260,823

Real Estate — 1.13%

M.D.C. Holdings Inc.	46,456	1,777,407

Retail — 8.08%

Bed Bath & Beyond Inc. (a)	79,678	2,751,281
Tiffany & Company	215,221	5,145,934
Wal-Mart Stores Inc.	95,111	4,804,057

		12,701,272

Telecommunications — 2.57%

QUALCOMM Inc. (a)	111,050	4,041,110

Transportation — 2.13%

FedEx Corporation	61,845	3,353,236

Wireless Communications — 2.19%

Nextel Communications Inc. (Class A) (a)	297,504	3,436,171

Total Domestic Common Stocks
(Identified cost $140,758,391)		142,260,693

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Foreign Stocks — 7.15%

Automotive — 2.97%

Bayerische Motoren Werke (a)	153,696	$4,666,466

Food, Beverages & Tobacco — 0.64%

Heineken (a)	25,656	1,001,980

Transportation — 1.90%

Ryanair Holdings (ADR) (a) (o)	76,542	2,997,385

Wireless Communications — 1.64%

Nokia Corporation (Class A) (ADR)	166,397	2,579,153

Total Foreign Stocks
(Identified cost $11,103,018)		11,244,984

Foreign Preferred Stock — 1.65%

Automotive — 1.65%

Porsche (a)	6,222	2,586,738

Total Foreign Preferred Stock
(Identified cost $2,249,811)		2,586,738

Number of Shares or Principal Amount		Value

Short-Term Investment — 0.25%

Federal Home Loan Bank Discount Note, 0.75% due 01/02/03 (s)	$400,000	$399,992

Total Short-Term Investment
(Identified cost $399,992)		399,992

Total Investments
(Identified cost $154,511,212)		$156,492,407

Other Assets Less Liabilities — 0.48%		752,923

Net Assets — 100%		$157,245,330

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(s)	The rate shown is the current effective yield.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

SUBADVISER’S COMMENTS

Wellington Management Company, LLP

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Wellington Management Company, LLP (“Wellington”), which manages approximately $303 billion for institutional clients and whose usual investment minimum is $20 million for this investment objective, became subadviser to the Fund on May 31, 2001.

Investment Objective

The objective of the Enterprise Deep Value Fund is to seek total return through capital appreciation with income as a secondary consideration.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -22.97 percent. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -15.53 percent. The Fund underperformed its peer group, the Lipper Large-Cap Value Fund Index, which returned -19.68 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	05/31/01-12/31/02
With Sales Charge	-26.67%	-17.96%
Without Sales Charge	-22.97%	-15.39%
Russell 1000 Value Index*	-15.53%	-13.83%
Lipper Large-Cap Value Fund Index*	-19.68%	-17.18%

Class C	1-Year	05/31/01-12/31/02
With Sales Charge	-24.90%	-16.36%
Without Sales Charge	-23.38%	-15.83%
Russell 1000 Value Index*	-15.53%	-13.83%
Lipper Large-Cap Value Fund Index*	-19.68%	-17.18%

Class B	1-Year	05/31/01-12/31/02
With Sales Charge	-27.17%	-17.94%
Without Sales Charge	-23.35%	-15.81%
Russell 1000 Value Index*	-15.53%	-13.83%
Lipper Large-Cap Value Fund Index*	-19.68%	-17.18%

Class Y	1-Year	05/31/01-12/31/02
Average Annual Return	-22.61%	-15.04%
Russell 1000 Value Index*	-15.53%	-13.83%
Lipper Large-Cap Value Fund Index*	-19.68%	-17.18%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Russell 1000 Value Index is an unmanaged index of the stocks included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Value Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net assets value, in the Lipper Large-Cap Value Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund — (Continued)

SUBADVISER’S COMMENTS

For calendar year 2002, the Fund significantly underperformed its benchmark, the Russell 1000 Value Index. For the twelve-month period, holdings in the utilities sector were the largest positive contributor to performance, while holdings in the consumer discretionary sector detracted the most from relative performance. The Fund benefited from its utilities holdings in the Southern Company, SCANA Corporation, Exelon Corporation, and FPL Group. The Fund continues to hold a number of these names; in particular, the U.S. integrated utility, Exelon. This company continues to report improving above consensus operating earnings as it begins to benefit from the strong internal cost cutting programs that were put in place in 2001 when the outlook for wholesale pricing was sharply reduced. The Fund remains over-weight in Exelon due to its strong management, large nuclear power generation fleet, and stable retail base.

In the consumer discretionary sector, the Fund’s holding in Adelphia Communications had a large negative impact on the Fund. This holding was eliminated during the second quarter of 2002. Other holdings in this sector that detracted from the Fund’s performance include athletic shoe and apparel maker, Nike Inc. and retailer, Dollar General Corporation. Despite the disappointing performance of Dollar General Corporation during 2002, Wellington plans to continue to hold the stock, as they believe that the retailer will benefit from its niche group of consumers in mainly rural markets. In particular, Wellington believes that revenue growth should be driven by new store openings, which in turn will drive margin expansion because of the inherent fixed cost leverage.

Throughout 2002, the investment environment was characterized by growth in economic activity and recovery in corporate earnings, which are the normal ingredients of a stock market expansion. However, stock prices and business news were not driven by traditional factors, such as economic activity and business expansion, but by a continued loss of confidence and persistent risk aversion.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 96.40%

Automotive — 0.88%

AutoNation Inc. (a) (o)	10,600	$133,136

Banking — 10.43%

Bank of America Corporation	6,500	452,205
Comerica Inc.	3,300	142,692
National City Corporation	19,100	521,812
PNC Financial Services Group	600	25,140
Wells Fargo & Company	9,400	440,578

		1,582,427

Business Services — 0.32%

BearingPoint Inc. (a)	7,000	48,300

Cable — 3.24%

Comcast Corporation (Class A) (a) (o)	21,800	492,462

Chemicals — 4.76%

Ashland Inc. (o)	5,200	148,356
Dow Chemical Company	6,200	184,140
Du Pont (E. I.) de Nemours & Company	9,200	390,080

		722,576

Computer Hardware — 1.23%

Hewlett-Packard Company	10,752	186,655

Consumer Products — 2.35%

Kimberly-Clark Corporation	3,200	151,904
Nike, Inc. (Class B)	4,600	204,562

		356,466

Crude & Petroleum — 7.30%

ChevronTexaco Corporation (o)	5,100	339,048
ExxonMobil Corporation	22,000	768,680

		1,107,728

Electrical Equipment — 1.72%

Dominion Resources Inc. (o)	2,150	118,035
Emerson Electric Company	2,800	142,380

		260,415

Electronics — 1.54%

Agere Systems Inc. (Class A) (a)	23,200	33,408
Micron Technology Inc. (a) (o)	13,900	135,386
Rockwell International Corporation	3,100	64,201

		232,995

Energy — 2.95%

Exelon Corporation	5,200	274,404
Progress Energy Inc.	4,000	173,400

		447,804

Finance — 0.13%

Goldman Sachs Group Inc.	300	20,430

	Number of Shares or Principal Amount	Value

Food, Beverages & Tobacco — 3.28%

Kellogg Company	7,400	$253,598
PepsiCo Inc.	5,800	244,876

		498,474

Health Care — 1.41%

C.R. Bard Inc.	3,700	214,600

Hotels & Restaurants — 1.11%

McDonald’s Corporation	10,500	168,840

Insurance — 2.85%

ACE Ltd.	6,900	202,446
Cigna Corporation	3,800	156,256
Marsh & McLennan Companies Inc.	1,600	73,936

		432,638

Life Insurance — 0.19%

Stancorp Financial Group Inc.	600	29,310

Machinery — 1.95%

Caterpillar Inc. (o)	6,200	283,464
Illinois Tool Works Inc.	200	12,972

		296,436

Manufacturing — 2.44%

Stanley Works	10,700	370,006

Media — 1.25%

AOL Time Warner Inc. (a) (o)	14,500	189,950

Medical Instruments — 1.07%

Beckman Coulter Inc. (o)	5,500	162,360

Metals & Mining — 2.41%

Alcoa Inc.	6,800	154,904
Nucor Corporation	5,100	210,630

		365,534

Misc. Financial Services — 6.52%

Citigroup Inc.	19,000	668,610
Fannie Mae	5,000	321,650

		990,260

Multi-Line Insurance — 1.56%

Hartford Financial Services Group Inc.	5,200	236,236

Oil Services — 1.96%

GlobalSantaFe Corporation (o)	12,200	296,704

Pharmaceuticals — 3.45%

Pharmacia Corporation	8,800	367,840
Schering-Plough Corporation	7,000	155,400

		523,240

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Property-Casualty Insurance — 2.87%

Chubb Corporation	1,600	$83,520
St. Paul Companies Inc.	9,500	323,475
Travelers Property Casualty Corporation (a) (o)	1,965	28,787

		435,782

Raw Materials — 1.69%

Weyerhaeuser Company (o)	5,200	255,892

Real Estate — 0.99%

Archstone Smith Trust	6,400	150,656

Retail — 2.86%

CVS Corporation	7,500	187,275
Dollar General Corporation	14,600	174,470
Family Dollar Stores Inc.	2,300	71,783

		433,528

Savings and Loan — 3.34%

Washington Mutual Inc. (o)	14,700	507,591

Semiconductors — 3.46%

Applied Materials Inc. (a)	5,100	66,453
Intel Corporation	18,500	288,045
Teradyne Inc. (a) (o)	13,100	170,431

		524,929

Technology — 0.15%

Monsanto Company	1,211	23,312

Telecommunications — 8.28%

AT&T Corporation	3,520	91,907
BellSouth Corporation	12,600	325,962
SBC Communications Inc.	21,200	574,732
Verizon Communications Inc.	6,800	263,500

		1,256,101

Transportation — 1.00%

Southwest Airlines Company (o)	10,900	151,510

Utilities — 1.45%

National Fuel Gas Company (o)	5,100	105,723
SCANA Corporation	3,700	114,552

		220,275

	Number of Shares or Principal Amount	Value

Waste Management — 1.96%

Republic Services Inc. (a)	14,200	$297,916

Wireless Communications — 0.05%

AT&T Wireless Services Inc. (a)	1,265	7,147

Total Domestic Common Stocks
(Identified cost $16,664,591)		14,630,621

Foreign Stock — 1.38%

Oil Services — 1.38%

Shell Transport & Trading Company (ADR) (o)	5,400	210,168

Total Foreign Stock
(Identified cost $236,071)		210,168

Repurchase Agreement — 1.73%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $262,014 Collateral: GNMA $265,000, 7.00% due 04/20/32, Value $271,897	$262,000	262,000

Total Repurchase Agreement
(Identified cost $262,000)		262,000

Total Investments
(Identified cost $17,162,662)		$15,102,789

Other Assets Less Liabilities — 0.49%		74,214

Net Assets — 100%		$15,177,003

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund

SUBADVISER’S COMMENTS

TCW Investment Management Company

Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., became subadviser to the Enterprise Equity Fund on November 1, 1999. TCW manages approximately $80 billion for institutional clients and its normal investment minimum is $100 million for this investment objective.

Investment Objective

The objective of the Enterprise Equity Fund is long-term capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -29.82 percent. The Fund underperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. The Fund underperformed its peer group, the Lipper Large-Cap Growth Fund Index, which returned -28.11 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	5-Year	05/01/97-12/31/02
With Sales Charge	-33.10%	-7.92%	-3.79%
Without Sales Charge	-29.82%	-7.01%	-2.96%
S&P 500 Index*	-22.11%	-0.59%	3.11%
Lipper Large-Cap Growth Fund Index*	-28.11%	-4.16%	-0.29%

Class C	1-Year	5-Year	05/01/97-12/31/02
With Sales Charge	-31.57%	-7.65%	-3.60%
Without Sales Charge	-30.24%	-7.46%	-3.43%
S&P 500 Index*	-22.11%	-0.59%	3.11%
Lipper Large-Cap Growth Fund Index*	-28.11%	-4.16%	-0.29%

Class B	1-Year	5-Year	05/01/97-12/31/02
With Sales Charge	-33.61%	-7.80%	-3.60%
Without Sales Charge	-30.11%	-7.46%	-3.44%
S&P 500 Index*	-22.11%	-0.59%	3.11%
Lipper Large-Cap Growth Fund Index*	-28.11%	-4.16%	-0.29%

Class Y	1-Year	10/31/98-12/31/02
Average Annual Return	-29.44%	-9.09%
S&P 500 Index*	-22.11%	-3.91%
Lipper Large-Cap Growth Fund Index*	-28.11%	-8.11%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund — (Continued)

SUBADVISER’S COMMENTS

The year 2002 ends the third year in a row of negative returns for the equity markets. The normal pattern has been to decline in line with the market but to outperform in rising markets. The Fund did outperform in the two rising quarters, the first and fourth quarters, but suffered significant declines in the second and third quarters. For the year, value stocks outperformed growth stocks, but when mutual fund redemptions were heavy and short sales activity was rampant, no particular style was safe.

The scale of impropriety seems unmatched. Often the news seemed stranger than fiction. With all of these events occurring, it is understandable why investor confidence has been shaken. But it is also clear that 2002 was more of a stock market event than an economic event. While valuations were rich heading into this bear market, never has there been a contraction of this magnitude where the structural backdrop for the market is this good. Inflation is low. The past recession was by all definitions a mild one. Through much of the year investors sought safe harbors. These tend to be mature businesses that have poor growth prospects but trade at low valuations. For much of the year bonds have dramatically outperformed stocks. The market is now in the unusual circumstance of having government bond yields at their lowest level in forty years. Gold, often seen as an inflation hedge, is at a five and a half year high and the U.S. dollar is at its lowest level in three years.

For some of the Fund’s holdings, the past few years have provided a challenging test. For the information technology sector this has been the worst business environment ever. The Fund’s health care holdings witnessed a more restrictive regulatory setting. The airline industry has seen a significant contraction after the September 11, 2001 attacks. Holdings related to individuals’ need to provide for their retirement have been impacted by this historic bear market. Nevertheless, TCW believes that the companies the Fund holds, in the face of tremendous adversity, have performed admirably. They have improved their profitability, augmented their market share and positioned themselves to do that much better in the future. All remain cash flow positive with high quality balance sheets.

Through most of the year, TCW made very few outright changes to the Fund’s holdings. Several stocks had significant price declines but it was notable that, in most cases, their competitor’s declines were even greater. As TCW saw what they believed was mispricing during the year, TCW made adjustments to the size of the Fund’s holdings. This scaling back of the relatively expensive and redeploying into the relatively cheap holdings was additive to the Fund’s total returns. In the fourth quarter, the Fund added some new names to its holdings. While TCW has monitored these stocks for several years, it was only recently that they felt the business model strength and valuation warranted inclusion into the Fund’s holdings.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 99.25%

Biotechnology — 8.90%

Amgen Inc. (a)	80,600	$3,896,204
Genentech Inc. (a)	120,350	3,990,806

		7,887,010

Business Services — 3.13%

Paychex Inc.	99,450	2,774,655

Computer Hardware — 7.59%

Cisco Systems Inc. (a)	205,100	2,686,810
Dell Computer Corporation (a)	151,200	4,043,088

		6,729,898

Computer Services — 3.96%

Juniper Networks Inc. (a) (o)	32,885	223,618
Pixar Inc. (a) (o)	62,100	3,290,679

		3,514,297

Computer Software — 7.35%

Microsoft Corporation (a)	85,400	4,415,180
Siebel Systems Inc. (a)	280,340	2,096,943

		6,512,123

Electrical Equipment — 2.31%

General Electric Company	84,000	2,045,400

Insurance — 14.61%

AFLAC Inc.	101,700	3,063,204
Progressive Corporation	199,180	9,885,303

		12,948,507

Medical Services — 3.07%

Biogen Inc. (a)	68,000	2,724,080

Misc. Financial Services — 3.43%

Charles Schwab Corporation	280,600	3,044,510

Multi-Line Insurance — 2.85%

American International Group Inc.	43,650	2,525,153

Pharmaceuticals — 7.32%

Eli Lilly & Company	58,100	3,689,350
MedImmune Inc. (a)	20,915	568,261
Pfizer Inc.	73,150	2,236,195

		6,493,806

Retail — 7.21%

Amazon.com Inc. (a)	85,600	1,616,984
eBay Inc. (a)	27,900	1,892,178
Wal-Mart Stores Inc.	57,135	2,885,889

		6,395,051

	Number of Shares or Principal Amount	Value

Semiconductors — 15.24%

Applied Materials Inc. (a)	260,070	$3,388,712
Intel Corporation	157,300	2,449,161
Maxim Integrated Products Inc.	142,500	4,708,200
Xilinx Inc. (a)	143,900	2,964,340

		13,510,413

Technology — 4.44%

Network Appliance Inc. (a) (o)	394,000	3,940,000

Telecommunications — 4.62%

QUALCOMM Inc. (a)	112,600	4,097,514

Transportation — 3.22%

Southwest Airlines Company	205,400	2,855,060

Total Domestic Common Stocks
(Identified cost $149,945,749)		87,997,477

Repurchase Agreement — 1.52%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 , Proceeds $1,349,071 Collateral: GNMA $1,350,000, 7.00% due 04/20/32 Value $1,385,138	$1,349,000	1,349,000

Total Repurchase Agreement
(Identified cost $1,349,000)		1,349,000

Total Investments
(Identified cost $151,294,749)		$89,346,477

Other Assets Less Liabilities — (0.77)%		(686,591)

Net Assets — 100%		$88,659,886

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

SUBADVISER’S COMMENTS

Boston Advisors, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Boston Advisors, Inc. (“Boston Advisors”) has taken over the operations of 1740 Advisers, Inc., which had been subadviser to the Enterprise Equity Income Fund since its inception. Boston Advisors is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $4 billion for institutional clients. Its normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Equity Income Fund is to seek a combination of growth and income to achieve an above-average and consistent total return.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -15.23 percent. The Fund outperformed its benchmark, the S&P 500/Barra Value Index, which returned -20.85 percent. The Fund outperformed its peer group, the Lipper Equity Income Fund Index, which returned -16.43 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	5-Year	10-Year
With Sales Charge	-19.25%	-2.21%	7.35%
Without Sales Charge	-15.23%	-1.26%	7.88%
S&P 500/Barra Value Index*	-20.85%	-0.85%	9.39%
Lipper Equity Income Fund Index*	-16.43%	-0.17%	8.19%

Class C	1-Year	5-Year	05/01/97-12/31/02
With Sales Charge	-17.35%	-1.99%	1.19%
Without Sales Charge	-15.69%	-1.79%	1.37%
S&P 500/Barra Value Index*	-20.85%	-0.85%	2.96%
Lipper Equity Income Fund Index*	-16.43%	-0.17%	3.33%

Class B	1-Year	5-Year	05/01/95-12/31/02
With Sales Charge	-19.83%	-2.10%	6.70%
Without Sales Charge	-15.67%	-1.80%	6.70%
S&P 500/Barra Value Index*	-20.85%	-0.85%	8.26%
Lipper Equity Income Fund Index*	-16.43%	-0.17%	7.60%

Class Y	1-Year	01/31/98-12/31/02
Average Annual Return	-14.85%	-0.99%
S&P 500/Barra Value Index*	-20.85%	-0.61%
Lipper Equity Income Fund Index*	-16.43%	-0.17%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*S&P 500/Barra Value Index is an unmanaged capitalization weighted index comprised of stocks of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Equity Income Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund — (Continued)

SUBADVISER’S COMMENTS

The Fund benefited from significant over-weighting in early economic cycle related stocks such as aerospace, industrial conglomerates, machinery, railroads, material and energy. Particular winners were Eaton Corporation, Northrop Grumman Corporation, 3M, Textron and Union Pacific Corporation. The Fund had an under-weighting in the overall consumer related and financial area, but had important holdings in Avon Products, Inc., Procter & Gamble, Anheuser- Busch Companies, Bank of America, The Allstate Corporation and Wells Fargo & Company. Given the economic, political and geopolitical environment, stock selection was even more important than usual in the investment equation.

The stock market environment was very difficult in 2002, with significant economic and earnings uncertainties, many corporate related issues such as disclosure, accounting irregularities, debt problems and management malfeasance, overvaluation of stock and finally, but certainly not least, the overhang of a possible war with Iraq and further acts of terrorism. While many of these problems still persist, Boston Advisors believes that the market impact lessened as the year progressed. While economic growth was uneven on a quarter-to-quarter basis, Boston Advisors believed that many elements were present — positive monetary and fiscal policies, and strong consumer spending, for example —that indicated that the economy would be a driver of earnings growth and an improving stock market.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 92.79%

Aerospace — 4.48%

Honeywell International Inc.	40,000	$960,000
Northrop Grumman Corporation (o)	16,001	1,552,049
Raytheon Company	25,000	768,750
United Technologies Corporation	18,000	1,114,920

		4,395,719

Automotive — 4.55%

Cummins Inc. (o)	45,000	1,265,850
Ford Motor Company	35,000	325,500
General Motors Corporation (o)	20,000	737,200
Genuine Parts Company	12,000	369,600
Johnson Controls Inc.	22,000	1,763,740

		4,461,890

Banking — 6.54%

Bank of America Corporation	23,000	1,600,110
Bank One Corporation	30,000	1,096,500
J. P. Morgan Chase & Company	20,000	480,000
KeyCorp	40,000	1,005,600
U.S. Bancorp	50,000	1,061,000
Wells Fargo & Company	25,000	1,171,750

		6,414,960

Chemicals — 2.36%

Dow Chemical Company	35,000	1,039,500
Du Pont (E. I.) de Nemours & Company	30,000	1,272,000

		2,311,500

Computer Hardware — 0.44%

Hewlett-Packard Company	25,000	434,000

Conglomerates — 1.53%

Textron Inc.	35,000	1,504,650

Consumer Non-Durables — 0.93%

Avon Products Inc.	17,000	915,790

Consumer Products — 3.49%

Eastman Kodak Company	13,000	455,520
Gillette Company	25,000	759,000
Kimberly-Clark Corporation	10,000	474,700
Procter & Gamble Company	8,000	687,520
Whirlpool Corporation	20,000	1,044,400

		3,421,140

Crude & Petroleum — 2.59%

Burlington Resources Inc.	16,000	682,400
ChevronTexaco Corporation	7,000	465,360
ExxonMobil Corporation	40,000	1,397,600

		2,545,360

	Number of Shares or Principal Amount	Value

Electrical Equipment — 4.72%

Dominion Resources Inc.	30,000	$1,647,000
Emerson Electric Company	30,000	1,525,500
General Electric Company	60,000	1,461,000

		4,633,500

Energy — 3.33%

Duke Energy Corporation	45,000	879,300
Entergy Corporation	35,000	1,595,650
Exelon Corporation	15,000	791,550

		3,266,500

Food, Beverages & Tobacco — 1.90%

Anheuser-Busch Companies, Inc.	10,000	484,000
Coca-Cola Company	20,000	876,400
PepsiCo Inc.	12,000	506,640

		1,867,040

Machinery — 4.76%

Caterpillar Inc.	35,000	1,600,200
Deere & Company	35,000	1,604,750
Pitney Bowes Inc.	45,000	1,469,700

		4,674,650

Manufacturing — 6.26%

3M Company	20,000	2,466,000
Eaton Corporation	25,000	1,952,750
Ingersoll-Rand Company Ltd.	40,000	1,722,400

		6,141,150

Metals & Mining — 1.81%

Alcoa Inc.	40,000	911,200
Nucor Corporation	21,000	867,300

		1,778,500

Misc. Financial Services — 4.37%

Citigroup Inc.	40,000	1,407,600
Fannie Mae	23,000	1,479,590
Morgan Stanley Dean Witter & Company	35,000	1,397,200

		4,284,390

Multi-Line Insurance — 2.77%

Lincoln National Corporation	35,000	1,105,300
Marsh & McLennan Companies Inc.	35,000	1,617,350

		2,722,650

Oil Services — 6.49%

Baker Hughes Inc.	25,000	804,750
ConocoPhillips	10,000	483,900
Diamond Offshore Drilling Inc.	30,000	655,500
El Paso Corporation	30,000	208,800

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Kerr-McGee Corporation	15,000	$664,500
KeySpan Corporation	40,000	1,409,600
Murphy Oil Corporation	20,000	857,000
Schlumberger Ltd.	12,000	505,080
Tidewater Inc.	25,000	777,500

		6,366,630

Paper & Forest Products — 1.63%

Georgia-Pacific Group	45,000	727,200
International Paper Company	25,000	874,250

		1,601,450

Paper Products — 1.01%

MeadWestvaco Corporation	40,000	988,400

Pharmaceuticals — 11.11%

Abbott Laboratories	25,000	1,000,000
Baxter International Inc.	35,000	980,000
Bristol-Myers Squibb Company	30,000	694,500
Eli Lilly & Company	18,000	1,143,000
Johnson & Johnson	10,000	537,100
Merck & Company Inc.	38,000	2,151,180
Pfizer Inc.	65,000	1,987,050
Pharmacia Corporation	15,000	627,000
Schering-Plough Corporation	30,000	666,000
Wyeth	30,000	1,122,000

		10,907,830

Printing & Publishing — 1.85%

McGraw-Hill Companies Inc.	30,000	1,813,200

Property-Casualty Insurance — 3.57%

Allstate Corporation	30,000	1,109,700
Chubb Corporation	23,000	1,200,600
St. Paul Companies Inc.	35,000	1,191,750

		3,502,050

Raw Materials — 1.25%

Weyerhaeuser Company	25,000	1,230,250

Real Estate — 1.00%

Equity Residential Properties Trust	40,000	983,200

Telecommunications — 4.88%

BellSouth Corporation	55,000	1,422,850
SBC Communications Inc.	60,000	1,626,600
Verizon Communications Inc.	45,000	1,743,750

		4,793,200

	Number of Shares or Principal Amount	Value

Transportation — 3.17%

Canadian National Railway Company	15,000	$623,400
CSX Corporation	35,000	990,850
Union Pacific Corporation	25,000	1,496,750

		3,111,000

Total Domestic Common Stocks
(Identified cost $99,352,903)		91,070,599

Commercial Paper — 6.72%

American Electric Power 2.18% due 01/13/03	$6,600,000	6,595,204

Total Commercial Paper
(Identified cost $6,595,204)		6,595,204

Repurchase Agreement — 0.43%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $423,022 Collateral: GNMA $425,000, 7.00% due 04/20/32 Value $436,062	423,000	423,000

Total Repurchase Agreement
(Identified cost $423,000)		423,000

Total Investments
(Identified cost $106,371,107)		$98,088,803

Other Assets Less Liabilities — 0.06%		57,629

Net Assets — 100%		$98,146,432

(o)	Security, or portion thereof, out on loan at December 31, 2002.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

SUBADVISER’S COMMENTS

Montag & Caldwell, Inc.

Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Montag & Caldwell, Inc. (“Montag & Caldwell”) has served as subadviser to the Enterprise Growth Fund since the Fund was organized in 1968. Montag & Caldwell manages approximately $23.5 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

The objective of the Enterprise Growth Fund is to seek capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -23.28 percent. The Fund underperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. By comparison, the Fund outperformed its peer group, the Lipper Large-Cap Growth Fund Index, which returned -28.11 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	5-Year	10-Year
With Sales Charge	-26.94%	-1.40%	9.57%
Without Sales Charge	-23.28%	-0.44%	10.11%
S&P 500 Index*	-22.11%	-0.59%	9.34%
Lipper Large-Cap Growth Fund Index*	-28.11%	-4.16%	6.30%

Class C	1-Year	5-Year	05/01/97-12/31/02
With Sales Charge	-25.18%	-1.18%	2.48%
Without Sales Charge	-23.68%	-0.99%	2.65%
S&P 500 Index*	-22.11%	-0.59%	3.11%
Lipper Large-Cap Growth Fund Index*	-28.11%	-4.16%	-0.29%

Class B	1-Year	5-Year	05/01/95-12/31/02
With Sales Charge	-27.52%	-1.31%	9.81%
Without Sales Charge	-23.71%	-0.98%	9.81%
S&P 500 Index*	-22.11%	-0.59%	9.02%
Lipper Large-Cap Growth Fund Index*	-28.11%	-4.16%	5.65%

Class Y	1-Year	5-Year	08/31/96-12/31/02
Average Annual Return	-22.97%	0.08%	7.28%
S&P 500 Index*	-22.11%	-0.59%	6.40%
Lipper Large-Cap Growth Fund Index*	-28.11%	-4.16%	2.37%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund — (Continued)

SUBADVISER’S COMMENTS

The year 2002 is the third year in a row to show negative returns in the equity markets. Despite economic fundamentals showing moderate growth, the stock market continued to fall. Investor confidence, combined with geopolitical risk and corporate malfeasance were the primary reasons the equity markets were unable to price in economic emergence from recession.

The Fund’s stock selection and sector positioning added value versus the benchmark. Most notably, Montag & Caldwell’s decision for the Fund to be over-weighted in consumer staples and healthcare. Consumer staples companies, such as the Procter & Gamble Company and Colgate Palmolive Company, had positive impacts on the Fund’s performance and led the sector. Healthcare companies, such as Johnson & Johnson, Pharmacia Corporation, and Medtronic, showed strong relative returns and helped cushion the Fund’s decline relative to growth stocks in general. The Fund’s industrial holdings, such as 3M Company, Caterpillar Inc., United Parcel Service, and Masco Corp., had a positive impact on relative performance, as did consumer non-cyclical companies such as, Coca Cola, Pepsico, and Gillette. The combination of these over-weighted sectors and strong relative returns from the aforementioned holdings served the Fund well for the year.

The Fund’s holdings in the consumer discretionary, information technology and financial sectors penalized the Fund’s return. The consumer discretionary sector had a negative impact on performance for the year. McDonalds had the greatest negative impact in this sector. Montag & Caldwell added McDonald’s to the Fund’s holdings early in the 2nd quarter based on strong European results and Montag & Caldwell’s positive view of the company’s domestic initiatives, but a very disappointing management update prompted a complete sale of the position. Montag & Caldwell eliminated the Fund’s position in Home Depot as the rapid pace of change in management and culture and difficult competitive environment dampened the company’s earnings momentum. The Fund was under-weight information technology and telecommunication services. A rebound in these very depressed sectors accounted for most of the S&P 500’s fourth quarter return as those sectors gained 22 percent and 38 percent respectively. The under-weighting in information technology and the Fund’s exposure to Electronic Data System’s major earnings disappointment late in the third quarter negatively impacted annual performance.

The Fund’s performance in the financials sector suffered this year as well. The greatest detraction was the Fund’s position in Bank of New York. Montag & Caldwell did, however, exit this position during the fourth quarter, following disappointing third quarter results and lower expectations for revenue and earnings growth looking to next year.

In the Fund’s investment selections, Montag & Caldwell continues to emphasize high quality global growth companies in the consumer staples and healthcare sectors, where valuations and solid earnings growth prospects remain attractive. Also in focus are the shares of high quality cyclical growth businesses in the industrial, consumer discretionary and oil service sectors that are undervalued and can achieve realistic earnings targets. In technology, Montag & Caldwell is seeking companies capable of a reliable earnings recovery in this difficult industry environment.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 93.88%

Biotechnology — 3.91%

Amgen Inc. (a)	1,076,600	$52,042,844

Building & Construction — 3.04%

Masco Corporation	1,920,090	40,417,895

Computer Software — 3.43%

Electronic Arts Inc. (a) (o)	599,255	29,824,921
Microsoft Corporation (a)	305,800	15,809,860

		45,634,781

Consumer Products — 15.85%

Colgate-Palmolive Company	1,270,330	66,603,402
Gillette Company	1,697,530	51,537,011
Newell Rubbermaid Inc.	1,068,000	32,392,440
Procter & Gamble Company	705,000	60,587,700

		211,120,553

Consumer Services — 2.06%

United Parcel Service Inc.	435,800	27,490,264

Entertainment & Leisure — 1.96%

Walt Disney Company	1,603,100	26,146,561

Food, Beverages & Tobacco — 7.67%

Coca-Cola Company	1,458,000	63,889,560
PepsiCo Inc.	907,300	38,306,206

		102,195,766

Hotels & Restaurants — 2.39%

Marriott International Inc. (Class A)	966,586	31,771,682

Insurance — 2.69%

Marsh & McLennan Companies Inc.	776,600	35,886,686

Machinery — 1.25%

Caterpillar Inc. (o)	363,800	16,632,936

Manufacturing — 3.73%

3M Company	403,300	49,726,890

Media — 2.79%

Gannett Company Inc.	517,400	37,149,320

Medical Instruments — 5.17%

Medtronic Inc.	1,508,425	68,784,180

Misc. Financial Services — 2.89%

Citigroup Inc.	1,094,900	38,529,531

Multi-Line Insurance — 3.74%

American International Group Inc.	860,000	49,751,000

Oil Services — 7.66%

GlobalSantaFe Corporation	686,300	16,690,816
Schlumberger Ltd.	1,310,500	55,158,945
Transocean Sedco Forex Inc.	1,297,200	30,095,040

		101,944,801

	Number of Shares or Principal Amount	Value

Pharmaceuticals — 14.38%

Eli Lilly & Company	606,300	$38,500,050
Johnson & Johnson	1,100,000	59,081,000
Pfizer Inc.	2,107,900	64,438,503
Pharmacia Corporation	705,100	29,473,180

		191,492,733

Retail — 4.42%

Costco Wholesale Corporation (a)	704,055	19,755,783
eBay Inc. (a) (o)	188,500	12,784,070
Kohl’s Corporation (a)	469,300	26,257,335

		58,797,188

Telecommunications — 4.85%

QUALCOMM Inc. (a)	1,776,600	64,650,474

Total Domestic Common Stocks
(Identified cost $1,297,860,813)		1,250,166,085

Foreign Stock — 1.90%

Wireless Communications — 1.90%

Nokia Corporation (Class A) (ADR)	1,637,600	25,382,800

Total Foreign Stock
(Identified cost $29,865,631)		25,382,800

Repurchase Agreement — 3.88%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $51,619,724 Collateral: GNMA $51,620,000, 7.00% due 04/20/32, Value $52,963,554	$51,617,000	51,617,000

Total Repurchase Agreement
(Identified cost $51,617,000)		51,617,000

Total Investments
(Identified cost $1,379,343,444)	$1,327,165,885

Other Assets Less Liabilities — 0.34%	4,461,429

Net Assets — 100%	$1,331,627,314

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

SUBADVISER’S COMMENTS

Retirement System Investors Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Retirement System Investors Inc. (“RSI”) has served as subadviser to the Enterprise Growth and Income Fund since 1991. RSI manages approximately $0.8 billion for all of its clients, and its normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Growth and Income Fund is total return through capital appreciation with income as a secondary consideration.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -26.67 percent. The Fund underperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. The Fund underperformed its peer group, the Lipper Large-Cap Core Fund Index, which returned -21.23 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	5-Year	07/31/97-12/31/02
With Sales Charge	-30.16%	-1.52%	-1.41%
Without Sales Charge	-26.67%	-0.55%	-0.52%
S&P 500 Index*	-22.11%	-0.59%	-0.10%
Lipper Large-Cap Core Fund Index*	-21.23%	-0.74%	-0.38%

Class C	1-Year	5-Year	07/31/97-12/31/02
With Sales Charge	-28.53%	-1.26%	-1.21%
Without Sales Charge	-27.07%	-1.07%	-1.02%
S&P 500 Index*	-22.11%	-0.59%	-0.10%
Lipper Large-Cap Core Fund Index*	-21.23%	-0.74%	-0.38%

Class B	1-Year	5-Year	07/31/97-12/31/02
With Sales Charge	-30.74%	-1.48%	-1.22%
Without Sales Charge	-27.09%	-1.09%	-1.05%
S&P 500 Index*	-22.11%	-0.59%	-0.10%
Lipper Large-Cap Core Fund Index*	-21.23%	-0.74%	-0.38%

Class Y	1-Year	5-Year	10-Year
Average Annual Return	-26.36%	-0.08%	10.21%
S&P 500 Index*	-22.11%	-0.59%	9.34%
Lipper Large-Cap Core Fund Index*	-21.23%	-0.74%	8.04%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Core Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Core Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund — (Continued)

SUBADVISER’S COMMENTS

The year 2002 marked the third year in a row of stock market declines. In the large capitalization stock sector, value stocks outperformed their growth counterparts. Given the triple threat of the struggling economy, corporate scandals and political instability, the declines in the equity market are not surprising. While the economy avoided the feared double dip recession, growth was far from robust. Consumer buying power, which had been bolstered by wave after wave of mortgage refinancings induced by historically low interest rates, ran out of steam as the year progressed. Corporate spending failed to pick up the slack, so the economy as a whole lacked a real catalyst for renewed, vigorous growth. Corporate scandals, from Tyco to Worldcom to Enron and more, gave skittish investors plenty of reason to stay away from the equity markets until the dust settles. Personal affidavits from chief executive and chief financial officers, filed during the summer, helped to address this concern and lift the markets temporarily, but global political risk kept a lid on the upward move. At year-end, the potential for conflict in both Iraq and North Korea ensured that political uncertainty and the likelihood of armed conflict among nations remained an ongoing part of the investment decision calculation.

With all of these factors weighing on the market, it is not surprising that the relatively best-performing group for the year is a traditionally defensive one — consumer staples. Within that group, Anheuser-Busch Companies, among the Fund’s largest holdings, was a stellar performer. Tradition, however, was not enough to buoy other defensive sectors, such as health care, which declined roughly 20 percent, only slightly outpacing the market overall. The threat of generic competition to branded pharmaceuticals drove price to earnings (“P/E”) multiples in that sizable subgroup down; the Fund remained under-weight in this group throughout the year, although two of the Fund’s largest holdings, Johnson & Johnson and Amgen, Inc., did outperform.

The Fund was positioned at the outset of 2002 to take advantage of an expected rebound in the economy, with sizeable commitments to the industrial and energy sectors. As the year unfolded, the industrial economy continued to limp along, underperforming the market as a whole. Stock selection in the group was mixed: Emerson Electric and an under-weight position in General Electric Company were positive contributors, offset by the negative contribution to performance by Tyco International.

The anticipation of a better 2003 drove a rebound in telecommunications services and information technology stocks in the fourth quarter. In the Technology sector, the Fund’s performance was helped by positions in QUALCOMM Inc. and Cisco Systems, Inc. but hurt by EMC Corporation and Sun Microsystems, which were sold prior to year-end.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 90.91%

Aerospace — 8.10%

Honeywell International Inc.	119,475	$2,867,400
L-3 Communications Holdings Inc. (a) (o)	31,900	1,432,629
Northrop Grumman Corporation	3,900	378,300
Raytheon Company	68,850	2,117,137
United Technologies Corporation	82,300	5,097,662

		11,893,128

Banking — 5.14%

Bank of America Corporation	27,200	1,892,304
J. P. Morgan Chase & Company	174,953	4,198,872
Wells Fargo & Company	31,000	1,452,970

		7,544,146

Biotechnology — 2.38%

Amgen Inc. (a)	68,750	3,323,375
Genentech Inc. (a) (o)	5,300	175,748

		3,499,123

Chemicals — 1.41%

Praxair Inc.	35,850	2,071,055

Computer Hardware — 4.30%

Cisco Systems Inc. (a)	78,500	1,028,350
Dell Computer Corporation (a)	26,800	716,632
Hewlett-Packard Company	39,000	677,040
International Business Machines Corporation	50,120	3,884,300

		6,306,322

Consumer Products — 2.06%

Kimberly-Clark Corporation	63,750	3,026,213

Containers/Packaging — 1.39%

Smurfit-Stone Container Corporation (a) (o)	132,500	2,039,308

Crude & Petroleum — 7.59%

ChevronTexaco Corporation	40,194	2,672,097
ExxonMobil Corporation	242,626	8,477,353

		11,149,450

Electrical Equipment — 5.27%

Emerson Electric Company	141,900	7,215,615
General Electric Company	21,600	525,960

		7,741,575

Food, Beverages & Tobacco — 6.71%

Anheuser-Busch Companies, Inc.	126,900	6,141,960
PepsiCo Inc.	87,750	3,704,805

		9,846,765

	Number of Shares or Principal Amount	Value

Insurance — 1.00%

Marsh & McLennan Companies Inc.	31,700	$1,464,857

Machinery — 0.17%

Caterpillar Inc.	5,600	256,032

Manufacturing — 2.55%

Ingersoll-Rand Company Ltd.	87,050	3,748,373

Metals & Mining — 2.66%

Alcoa Inc.	171,500	3,906,770

Misc. Financial Services — 3.97%

Citigroup Inc.	145,183	5,108,990
Morgan Stanley Dean Witter & Company	18,100	722,552

		5,831,542

Multi-Line Insurance — 2.01%

American International Group Inc.	50,957	2,947,862

Oil Services — 4.55%

Apache Corporation	76,170	4,340,928
Schlumberger Ltd.	55,700	2,344,413

		6,685,341

Pharmaceuticals — 6.96%

Johnson & Johnson	135,900	7,299,189
Pfizer Inc.	95,262	2,912,159

		10,211,348

Printing & Publishing — 2.98%

McGraw-Hill Companies Inc.	72,300	4,369,815

Retail — 6.23%

Costco Wholesale Corporation (a)	69,583	1,952,499
Home Depot Inc.	53,200	1,274,672
Kohl’s Corporation (a)	26,300	1,471,485
Tiffany & Company	98,000	2,343,180
Wal-Mart Stores Inc.	41,550	2,098,690

		9,140,526

Savings and Loan — 1.10%

Washington Mutual Inc.	46,800	1,616,004

Semiconductors — 3.28%

Applied Materials Inc. (a)	32,350	421,521
Intel Corporation	46,800	728,676
Maxim Integrated Products Inc.	83,304	2,752,364
Texas Instruments Inc.	60,450	907,354

		4,809,915

Technology — 0.95%

Microchip Technology Inc.	57,000	1,393,650

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Telecommunications — 5.55%

QUALCOMM Inc. (a)	86,465	$3,146,461
SBC Communications Inc.	69,200	1,876,012
Verizon Communications Inc.	80,594	3,123,018

		8,145,491

Transportation — 2.60%

FedEx Corporation	70,450	3,819,799

Total Domestic Common Stocks
(Identified cost $148,413,721)		133,464,410

Foreign Stocks — 6.41%

Crude & Petroleum — 3.98%

BP Amoco (ADR)	89,670	3,645,085
Royal Dutch Petroleum Company (ADR)	49,775	2,191,096

		5,836,181

Manufacturing — 2.43%

Tyco International Ltd.	209,100	3,571,428

Total Foreign Stocks
(Identified cost $16,699,973)		9,407,609

Convertible Preferred Stocks — 0.12%

Wireless Communications — 0.12%

Motorola Inc. (TAPS), 7.00%, 11/16/04 (o)	5,300	169,600

Total Convertible Preferred Stocks
(Identified cost $259,403)		169,600

Commercial Paper — 2.45%

Cargill Global Funding 7.00% due 01/02/03	$3,600,000	3,599,862

Total Commercial Paper
(Identified cost $3,599,862)		$3,599,862

	Number of Shares, Contracts or Principal Amount	Value

Repurchase Agreement — 0.15%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $221,012 Collateral: GNMA $225,000, 7.00% due 04/20/32, Value $230,856	$221,000	$221,000

Total Repurchase Agreement
(Identified cost $221,000)		221,000

Total Investments
(Identified cost $169,193,959)		$146,862,481

Call Options Written — 0.00%

Emerson Electric Company (a) Strike Price 70, Expires 01/18/03	82	(100)

Total Call Options Written
(Premiums received $8,140)		(100)

Other Assets Less Liabilities — (0.04)%		(60,888)

Net Assets — 100%		$146,801,493

(a)	Non-income producing security.
(o)	Security or portion thereof, out on loan at December 31, 2002.
(ADR)	American Depository Receipt.
(TAPS)	Threshold Appreciation Price Security.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

SUBADVISER’S COMMENTS

SSgA Funds Management, Inc.

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Vontobel USA, Inc. (“Vontobel USA”) served as subadviser through June 16, 2002. SSgA Funds Management, Inc. (“SSgA”) became the subadviser on June 17, 2002. SSgA manages approximately $44.2 billion and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise International Growth Fund is to seek capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -19.66 percent. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned -15.94 percent. The Fund underperformed its peer group, the Lipper International Fund Index, which returned -13.83 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	5-Year	10-Year
With Sales Charge	-23.48%	-7.28%	2.07%
Without Sales Charge	-19.66%	-6.37%	2.57%
MSCI EAFE Index*	-15.94%	-2.89%	4.00%
Lipper International Fund Index*	-13.83%	-1.64%	5.56%

Class C	1-Year	5-Year	05/01/97-12/31/02
With Sales Charge	-21.85%	-7.20%	-6.04%
Without Sales Charge	-20.24%	-7.01%	-5.87%
MSCI EAFE Index*	-15.94%	-2.89%	-2.07%
Lipper International Fund Index*	-13.83%	-1.64%	-0.73%

Class B	1-Year	5-Year	05/01/95-12/31/02
With Sales Charge	-24.23%	-7.33%	-1.06%
Without Sales Charge	-20.24%	-7.01%	-1.06%
MSCI EAFE Index*	-15.94%	-2.89%	-0.25%
Lipper International Fund Index*	-13.83%	-1.64%	2.73%

Class Y	1-Year	5-Year	07/31/95-12/31/02
Average Annual Return	-19.46%	-6.06%	-0.75%
MSCI EAFE Index*	-15.94%	-2.89%	-0.67%
Lipper International Fund Index*	-13.83%	-1.64%	1.90%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE) is an unmanaged index comprised of the stocks of approximately 1,000 companies traded on 21 stock exchanges from around the world, excluding the USA, Canada, and Latin America. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper International Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper International Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund — (Continued)

SUBADVISER’S COMMENTS

In the beginning of 2002, Vontobel USA became more discriminating and found themselves with fewer businesses they really trusted. As a result, Vontobel USA reduced the holdings in the Fund to about 60 stocks. The ones that had won a much-coveted place among the Fund’s select constituency of outstanding businesses had a lot in common. They had been around for quite a while and tended to be simpler and more understandable. They had enriched their shareholders for years and Vontobel USA believed they could continue to do so well into the future. The businesses generated high returns on assets and carried little or no debt on their balance sheets to fund their operations. They were companies that enjoyed a special, defensible and durable competitive advantage. In other words, Vontobel USA’s preference had been to own deep franchises.

Since SSgA took over as subadviser of the Fund in mid-year, the U.S. has witnessed a rollercoaster ride in terms of market performance. Having been thoroughly routed through the end of September, markets rallied sharply off oversold levels in October and November before capitulating on low volume and listless trading going into year-end. The Fund underperformed its benchmark over the time period, despite positive contributions from the ever-volatile information technology and telecommunications holdings. Much of the performance shortfall was attributable to the financials sector, where stocks such as Allianz fell sharply in the third quarter and then again towards year-end. Within industrials, Hays and BAE Systems had specific problems and underperformed both the market and their sector. Stock selection within the health care area, such as Celltech Group, also detracted from performance.

As with all international funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Common Stocks — 98.75%

Canada — 6.35%

Encana Corporation	76,200	$2,369,820
Precision Drilling Corporation (a) (o)	38,800	1,255,069

		3,624,889

Finland — 1.90%

Nokia	68,300	1,086,327

France — 11.86%

AXA	123,589	1,659,501
BNP Paribas	35,322	1,439,925
Suez	93,100	1,616,637
TotalFinaElf	14,400	2,057,538

		6,773,601

Ireland — 1.91%

CRH	88,717	1,094,390

Japan — 20.50%

Advantest	36,300	1,626,446
Canon Inc. (o)	56,600	2,130,812
Honda Motor Company Ltd.	51,500	1,904,114
Mitsubishi Tokyo Financial Group Inc.	205	1,113,614
NTT DoCoMo Inc.	1,170	2,157,999
Sony Corporation	66,500	2,777,951

		11,710,936

Netherlands — 4.70%

ASML Holdings (a)	149,804	1,251,883
Philips Electronics	81,600	1,430,652

		2,682,535

Singapore — 2.58%

Flextronics International Ltd. (a)	179,700	1,471,743

	Number of Shares or Principal Amount	Value

Sweden — 1.81%

LM Ericsson Telephone Company (Class B) (a)	1,471,800	$1,034,914

Switzerland — 14.81%

Nestle	9,045	1,917,784
Novartis	57,949	2,115,585
Swiss Reinsurance	31,100	2,041,226
UBS (a)	49,062	2,385,821

		8,460,416

United Kingdom — 32.33%

Amvescap	274,104	1,756,675
BAE Systems	371,141	741,061
Celltech Group (a)	321,365	1,785,298
Diageo (a)	102,904	1,118,482
GlaxoSmithKline	98,646	1,893,428
Lloyds TSB Group	270,869	1,945,303
Reed Elsevier	138,100	1,183,037
Rio Tinto	93,085	1,858,636
Tesco	346,900	1,083,675
Vodafone Group	1,797,370	3,277,696
WPP Group	238,715	1,823,933

		18,467,224

Total Common Stocks
(Identified cost $66,055,351)		56,406,975

Total Investments
(Identified cost $66,055,351)		$56,406,975

Other Assets Less Liabilities — 1.25%		714,797

Net Assets — 100%		$57,121,772

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Industry classifications for the Fund as a percentage of total market value at December 31, 2002 are as follows (unaudited):

Industry
Advertising	3.23%
Aerospace & Defense	1.31%
Automotive	3.38%
Banks	4.53%
Biotechnology	3.17%
Commercial Services & Supplies	2.54%
Communication Equipment	3.75%
Construction Materials	1.94%
Electronic Equipment & Instruments	16.42%
Energy Equipment & Services	2.22%

Food & Beverages	7.30%
Financial Services	10.78%
Insurance	6.56%
Metals & Mining	3.30%
Oil & Gas	7.85%
Publishing	2.10%
Pharmaceuticals	7.11%
Utilities — Electric	2.87%
Wireless Telecommunications	9.64%

Total	100.00%

Enterprise Global Financial Services Fund

SUBADVISER’S COMMENTS

Sanford C. Bernstein & Co., LLC

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Sanford C. Bernstein & Co., LLC (“Bernstein”), which has approximately $9.9 billion in assets under management, became subadviser to the Fund on October 1, 1998. Bernstein’s normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Global Financial Services Fund is to seek capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -9.21 percent. The Fund outperformed its benchmark, the MSCI World Index, which returned -19.89 percent. The Fund outperformed its peer group, the Lipper Financial Services Fund Index, which returned -12.00 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class B	1-Year	10/01/98-12/31/02
With Sales Charge	-13.98%	2.67%
Without Sales Charge	-9.58%	3.10%
MSCI World Index*	-19.89%	-3.08%
Lipper Financial Services Fund Index*	-12.00%	4.06%

Class Y	1-Year	10/01/98-12/31/02
Average Annual Return	-8.80%	4.14%
MSCI World Index*	-19.89%	-3.08%
Lipper Financial Services Fund Index*	-12.00%	4.06%

Class A	1-Year	10/01/98-12/31/02
With Sales Charge	-13.52%	2.49%
Without Sales Charge	-9.21%	3.67%
MSCI World Index*	-19.89%	-3.08%
Lipper Financial Services Fund Index*	-12.00%	4.06%

Class C	1-Year	10/01/98-12/31/02
With Sales Charge	-11.60%	2.85%
Without Sales Charge	-9.80%	3.09%
MSCI World Index*	-19.89%	-3.08%
Lipper Financial Services Fund Index*	-12.00%	4.06%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index comprised of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Financial Services Fund Index is an unmanaged index of the 10 largest funds, based on total year-end net asset value, in the Lipper Financial Services Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund – (Continued)

SUBADVISER’S COMMENTS

Stock selection increased relative returns by approximately five percent in 2002. The Fund’s U.S. holdings turned in particularly strong performance. Bernstein’s preference for large regional banks with strong traditional banking franchises and low capital market exposures served the Fund well on a relative basis. Similarly, in Europe the Fund’s holdings were weighted more towards banks with strong balance sheets and sound credit and cost control cultures that outperformed the banks with large insurance and capital markets exposures. Country selection also increased relative returns in 2002. The Fund’s over-weight position in Canada and some of the smaller European countries helped relative performance. Further, currency management was yet another factor that helped relative performance in 2002. This was driven by exposure to foreign currencies, which strengthened versus the dollar during the year.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value
Common Stocks — 98.92%

Austria — 1.81%

Erste Bank	6,400	$431,027

Australia — 3.12%

ANZ Banking Group	76,277	741,306

Belgium — 1.53%

KBC Bancassurance Holdings	11,400	363,716

Canada — 9.35%

Bank of Montreal	24,495	649,607
Bank of Nova Scotia Halifax (o)	28,387	949,057
National Bank of Canada (o)	18,200	373,221
Sun Life Financial Services of Canada Inc. (o)	14,900	252,669

		2,224,554

France — 11.32%

AGF (Assurances Generales de France) (o)	16,070	538,188
BNP Paribas	32,000	1,304,502
Societe Generale	14,600	850,693

		2,693,383

Germany — 1.42%

AMB Generali Holding (o)	6,200	338,602

Ireland — 3.13%

Bank of Ireland	72,700	744,160

Italy — 5.59%

Banca Nazionale del Lavoro (a) (o)	35,000	38,766
Intesasbci (o)	222,000	468,464
RAS (Riunione Adriaticadi di Sicurta) (o)	27,600	336,120
UniCredito Italiano (o)	121,500	485,991

		1,329,341

Japan — 3.21%

Promise Company	4,400	156,752
Takefuji Corporation	10,500	605,761

		762,513

Netherlands — 2.84%

ABN Amro Holdings	19,320	316,011
ING Groep	21,270	360,411

		676,422

Norway — 1.56%

DnB Holding	69,300	325,995
Gjensidige	1,400	45,858

		371,853

Singapore — 1.70%

Haw Par Corporation Ltd.	2,395	4,502
United Overseas Bank	58,592	398,608

		403,110

Spain — 2.37%

Banco Bilbao Vizcaya (o)	4,900	46,916
Banco Santander Central Hispano	75,399	517,691

		564,607

Sweden — 1.46%

Nordbanken Holdings	78,500	347,477

	Number of Shares or Principal Amount	Value

Switzerland — 1.96%

Swiss Reinsurance	3,000	$196,903
UBS (a)	5,560	270,375

		467,278

United Kingdom — 12.70%

Abbey National	31,192	260,175
Bank of Scotland	41,500	994,361
CGNU	40,400	288,189
HBOS	41,600	438,761
Lloyds TSB Group	61,600	442,393
Royal & Sun Alliance Insurance Group	307,390	597,682

		3,021,561

United States — 33.85%

Allstate Corporation	13,800	510,462
Bank of America Corporation	21,300	1,481,841
Comerica Inc. (o)	12,600	544,824
Countrywide Credit Industries Inc. (o)	8,400	433,860
Equity Residential Properties Trust	8,800	216,304
FleetBoston Financial Corporation	23,210	564,003
KeyCorp	26,000	653,640
National City Corporation	4,100	112,012
Regions Financial Corporation (o)	8,100	270,216
Torchmark Corporation (o)	6,000	219,180
Travelers Property Casualty Corporation (a)	20,000	293,000
Trizec Properties Inc.	37,000	347,430
U.S. Bancorp	14,119	299,605
Wachovia Corporation	23,100	841,764
Washington Mutual Inc.	36,650	1,265,525

		8,053,666

Total Common Stocks
(Identified cost $26,148,753)		23,534,576

Total Investments
(Identified cost $26,148,753)		$23,534,576

Other Assets Less Liabilities — 1.08%		257,624

Net Assets — 100%		$23,792,200

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.

See notes to financial statements.

Industry classifications for the Fund as a percentage of total market value at December 31, 2002 are as follows (unaudited):

Industry
Banking	74.33%
Health Care	0.02%
Insurance	15.17%
Misc. Financial Services	2.70%
Real Estate	2.40%
Savings and Loan	5.38%

Total	100.00%

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Health Care Fund

SUBADVISER’S COMMENTS

Nicholas-Applegate Capital Management

San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Nicholas-Applegate Capital Management (“Nicholas-Applegate”), which has approximately $16.6 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate’s normal investment minimum is $10 million.

Investment Objective

The investment objective of the Enterprise Global Health Care Fund is to seek long-term capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -35.48 percent. The Fund underperformed its benchmark, the MSCI World Index, which returned -19.89 percent. The Fund underperformed its peer group, the Lipper Health and Biotechnology Fund Index, which returned -26.21 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	10/31/00-12/31/02
With Sales Charge	-38.57%	-25.74%
Without Sales Charge	-35.48%	-24.04%
MSCI World Index*	-19.89%	-18.85%
Lipper Health and Biotechnology Fund Index*	-26.21%	-16.56%

Class C	1-Year	10/31/00-12/31/02
With Sales Charge	-37.20%	-24.90%
Without Sales Charge	-35.89%	-24.56%
MSCI World Index*	-19.89%	-18.85%
Lipper Health and Biotechnology Fund Index*	-26.21%	-16.56%

Class B	1-Year	10/31/00-12/31/02
With Sales Charge	-39.02%	-25.96%
Without Sales Charge	-35.82%	-24.56%
MSCI World Index*	-19.89%	-18.85%
Lipper Health and Biotechnology Fund Index*	-26.21%	-16.56%

Class Y	1-Year	10/31/00-12/31/02
Average Annual Return	-35.24%	-23.79%
MSCI World Index*	-19.89%	-18.85%
Lipper Health and Biotechnology Fund Index*	-26.21%	-16.56%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index comprised of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Health & Biotechnology Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Health & Biotechnology Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Health Care Fund — (Continued)

SUBADVISER’S COMMENTS

Global equity markets were not kind to investors in 2002, although most of the world’s stock markets staged a comeback late in the period. After declining sharply throughout much of the year, the more growth-oriented biotechnology group recovered in October. This industry now appears oversold and season factors are coming into play as a stream of new data emanates from scientific and medical conferences.

In 2002, stock selection in the hospital industry positively impacted Fund returns. Select holdings in the drugs/pharmaceuticals and the biotechnology industries negatively impacted relative returns. The Fund was over-weight in biotechnology holdings and under-weight in the drugs/pharmaceutical industry.

Top performers during the year included Boston Scientific Corporation, Teva Pharmaceutical Industries and Forest Laboratories. Forest Laboratories, a U.S.-based specialty drug company, is benefiting from robust sales of Celexa, its flagship depression drug, and Lexapro, a recent addition to its antidepressant franchise. Nicholas-Applegate believes that Forest Labs also has a deep pipeline of promising drug candidates, many of which are in the later stages of development.

On February 10, 2003 the Global Health Care Fund’s shareholders approved a tax free exchange of shares between the Global Health Care and Capital Appreciation Funds wherein the latter fund would acquire all of the net assets of the former after the close of business on February 21, 2003.

The Fund is a non-diversified fund that may invest up to 50 percent of its total assets in single issuers totaling more than 5 percent. A loss resulting from a particular security will have a greater impact on the fund’s return. In addition, specific risks for the health care sector include changes in government regulations and scientific and technological advances.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.

While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Health Care Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 92.52%

Biotechnology — 8.56%

Amgen Inc. (a)	10,900	$526,906
Cell Therapeutics Inc. (a) (o)	7,000	50,890
Covance Inc. (a) (o)	5,000	122,950
Genentech Inc. (a) (o)	1,900	63,004
ICOS Corporation (o)	1,100	25,751
InterMune Inc. (a) (o)	2,000	51,020
Molecular Devices Corporation (a) (o)	1,800	29,646
Pharmaceutical Product Development Inc. (a) (o)	3,800	111,226

		981,393

Drugs & Medical Products — 1.78%

Bradley Pharmaceuticals Inc. (a) (o)	2,700	35,181
Cooper Companies Inc. (o)	1,000	25,020
Corixa Corporation (a) (o)	4,400	28,116
Edwards Lifesciences Corporation (a) (o)	1,200	30,564
Hologic Inc. (a) (o)	2,300	28,083
Resmed Inc. (a)	900	27,513
Wright Medical Group Inc. (a) (o)	1,700	29,680

		204,157

Health Care — 4.47%

Aetna Inc.	1,200	49,344
Anthem Inc. (a)	1,000	62,900
Bausch & Lomb Inc.	900	32,400
Cerner Corporation (a) (o)	1,000	31,260
HCA Inc. (o)	4,300	178,450
McKesson Corporation	2,000	54,060
Omnicare Inc.	1,400	33,362
Pediatrix Medical Group Inc. (a)	800	32,048
Triad Hospitals Inc. (a)	1,300	38,779

		512,603

Machinery — 0.25%

Mettler-Toledo International Inc. (a)	900	28,854

Medical Instruments — 13.96%

Advanced Medical Optics Inc. (a) (o)	3,000	35,910
Advanced Neuromodulation Systems Inc. (a) (o)	1,000	35,100
Beckman Coulter Inc. (o)	1,100	32,472
Biomet Inc.	2,300	65,918
Boston Scientific Corporation (a)	4,300	182,836
Charles River Laboratories International Inc. (a) (o)	1,500	57,720
Cytyc Corporation (a)	3,300	33,660
Medtronic Inc.	9,500	433,200
Respironics Inc. (a)	2,000	60,862
St. Jude Medical Inc. (a)	2,900	115,188
Steris Corporation (a)	1,200	29,100
Stryker Corporation	1,200	80,544
Techne Corporation (a) (o)	3,900	111,415

	Number of Shares or Principal Amount	Value

Therasense Inc. (a) (o)	3,700	$30,895
Varian Medical Systems Inc. (a)	1,300	64,480
Ventana Medical Systems Inc. (a) (o)	5,800	133,690
Zimmer Holdings Inc. (a)	1,600	66,432
Zoll Medical Corporation (a) (o)	900	32,103

		1,601,525

Medical Services — 7.31%

Biogen Inc. (a) (o)	1,200	48,072
Cardinal Health Inc. (o)	3,600	213,084
Computer Programs & Systems Inc. (a) (o)	1,500	37,140
CTI Molecular Imaging Inc. (a) (o)	2,800	69,048
Genzyme Corporation (a)	1,600	47,312
Idexx Labs Inc. (a)	900	29,565
Laboratory Corporation of America Holdings (a)	1,100	25,564
Lincare Holdings Inc. (a)	900	28,458
Quest Diagnostics Inc. (a) (o)	600	34,140
UnitedHealth Group Inc.	2,100	175,350
Universal Health Services Inc. (Class B) (a)	500	22,550
VCA Antech Inc. (a) (o)	2,000	30,000
WellPoint Health Networks Inc. (a)	1,100	78,276

		838,559

Pharmaceuticals — 55.94%

aaiPharma Inc. (a) (o)	2,100	29,442
Abbott Laboratories	12,700	508,000
Abgenix Inc. (a) (o)	3,600	26,532
Accredo Health Inc. (a)	900	31,725
Allergan Inc.	3,200	184,384
AmerisourceBergen Corporation	900	48,879
Amylin Pharmaceuticals Inc. (a) (o)	3,700	59,718
Atrix Labs Inc. (a) (o)	3,700	56,755
Baxter International Inc.	4,900	137,200
BioMarin Pharmaceutical Inc. (a) (o)	4,400	31,020
Bristol-Myers Squibb Company	15,800	365,770
Caremark Rx Inc. (a)	2,000	32,500
Cephalon Inc. (a) (o)	2,100	102,203
Cima Labs Inc. (a) (o)	1,200	29,029
Connetics Corporation (a)	2,700	32,454
CV Therapeutics Inc. (a) (o)	1,300	23,686
Eli Lilly & Company	7,900	501,650
Eon Labs Inc. (a)	5,000	94,550
Forest Laboratories Inc. (a)	1,300	127,686
Gilead Sciences Inc. (a) (o)	2,900	98,600
IDEC Pharmaceuticals Corporation (a) (o)	1,800	59,706
Ilex Oncology Inc. (a)	4,500	31,770
Johnson & Johnson	7,900	424,309
King Pharmaceuticals Inc. (a)	4,000	68,760
Kos Pharmaceuticals Inc. (a) (o)	1,700	32,300
KV Pharmaceutical Company (a) (o)	1,500	34,800
Medarex Inc. (a) (o)	7,800	30,810
Medicis Pharmaceutical Corporation (Class A) (a) (o)	2,700	134,109

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Health Care Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

MedImmune Inc. (a)	4,100	$111,397
Merck & Company Inc.	10,200	577,422
Millennium Pharmaceuticals Inc. (a) (o)	3,800	30,172
Mylan Laboratories Inc.	1,000	34,900
Neurocrine Biosciences Inc. (a) (o)	2,500	114,150
NPS Pharmaceuticals Inc. (a) (o)	4,000	100,680
Pfizer Inc.	19,000	580,830
Pharmaceutical Resources Inc. (a)	1,200	35,760
Pharmacia Corporation	14,000	585,200
Priority Healthcare Corporation (Class B) (a) (o)	1,400	32,480
Regeneron Pharmaceuticals Inc. (a) (o)	1,800	33,318
Schering-Plough Corporation	11,300	250,860
Scios Inc. (a) (o)	2,100	68,418
Trimeris Inc. (a) (o)	1,200	51,708
Watson Pharmaceuticals Inc. (a) (o)	2,200	62,194
Wyeth	10,900	407,660

		6,415,496

Waste Management — 0.25%

Stericycle Inc. (a) (o)	900	29,141

Total Domestic Common Stocks
(Identified cost $10,603,491)		10,611,728

Foreign Stocks — 6.36%

Drugs & Medical Products — 0.87%

Canada — 0.87%

Biovail Corporation (a) (o)	3,800	100,358

Medical Services — 2.09%

Germany — 0.34%

Fresenius Medical Care (ADR) (o)	2,800	38,556

Switzerland — 1.75%

Alcon Inc. (a) (o)	5,100	201,195

		239,751

	Number of Shares or Principal Amount	Value

Pharmaceuticals — 3.40%

France — 2.46%

Sanofi-Synthelabo	4,600	$281,307

Israel — 0.94%

Teva Pharmaceutical Industries Ltd. (ADR) (o)	2,800	108,108

		389,415

Total Foreign Stocks
(Identified cost $695,637)		729,524

Repurchase Agreement — 1.43%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $164,009 Collateral: GNMA $165,000, 7.00% due 04/20/32 Value $169,295	$164,000	164,000

Total Repurchase Agreement
(Identified cost $164,000)		164,000

Total Investments
(Identified cost $11,463,128)		$11,505,252

Other Assets Less Liabilities — (0.31)%		(36,061)

Net Assets — 100%		$11,469,191

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

SUBADVISER’S COMMENTS

Rockefeller & Company

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Rockefeller & Company, Inc. (“Rockefeller”), which has approximately $3 billion in assets under management, became subadviser to the Fund on September 29, 2000. Rockefeller’s normal investment minimum is $10 million.

Investment Objective

The objective of the Global Socially Responsive Fund is total return.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -18.41 percent. The Fund outperformed its benchmark, the MSCI World Index, which returned -19.89 percent. The Fund outperformed its peer group, the Lipper Global Fund Index, which returned -18.65 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	09/30/00-12/31/02
With Sales Charge	-22.26%	-15.93%
Without Sales Charge	-18.41%	-14.09%
MSCI World Index*	-19.89%	-18.83%
Lipper Global Fund Index*	-18.65%	-17.52%

Class C	1-Year	09/30/00-12/31/02
With Sales Charge	-20.55%	-15.00%
Without Sales Charge	-18.91%	-14.63%
MSCI World Index*	-19.89%	-18.83%
Lipper Global Fund Index*	-18.65%	-17.52%

Class B	1-Year	09/30/00-12/31/02
With Sales Charge	-22.85%	-16.11%
Without Sales Charge	-18.79%	-14.57%
MSCI World Index*	-19.89%	-18.83%
Lipper Global Fund Index*	-18.65%	-17.52%

Class Y	1-Year	09/30/00-12/31/02
Average Annual Return	-17.96%	-13.66%
MSCI World Index*	-19.89%	-18.83%
Lipper Global Fund Index*	-18.65%	-17.52%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index comprised of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Global Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Global Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund — (Continued)

SUBADVISER’S COMMENTS

The fourth quarter of 2002 saw a modest recovery in the markets, but 2002 will be remembered not only as the third year in a row that equity markets were down but also the negative news they had to digest. After the sharp downtrend in the third quarter, the markets worldwide staged a recovery in October and November. Many stocks moved up from their lows and then retreated again in December. The uptick was too much too fast, and, as much as Rockefeller would have liked to see the year-end on an up note, Rockefeller believes the correction that took place in December was part of a normal digestive process.

In a reversal of the trends of the previous six months, health care and consumer staples provided lukewarm returns while information technology and telecom had sizzling performance. The Fund’s return in the quarter was held back by its under-weight in technology. The technology stocks the Fund held performed quite well: IBM Corporation, Lexmark International Group and STMicroelectronics. Rockefeller has been very selective in this sector in the belief that overall technology spending by the corporate sector should continue to be sluggish, and that only companies with strong balance sheets and healthy customers will do well in this environment. The other sectors that underperformed were industrials, telecommunications and materials. On the plus side, the Fund’s consumer discretionary holdings outperformed, helped again by Cox Communications. Other holdings in the Fund that did well were Philips Electronics, Family Dollar Stores and Pearson. Financials outperformed and got a boost from several stocks that had been hurting performance in the first half of the year: Dexia, Citigroup Inc., BNP Paribas and Sampo Insurance Company. An exception was AFLAC Inc., which had performed quite well year to date, but fell back 2.7 percent for the fourth quarter.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Common Stocks — 90.10%

Belgium — 1.99%

Dexia	6,700	$82,087

Bermuda — 1.31%

XL Capital Ltd. (Class A)	700	54,075

Canada — 1.49%

Alcan Inc.	630	18,598
National Bank of Canada	2,100	43,064

		61,662

Denmark —1.04%

Danske Bank	2,600	43,014

Finland — 1.95%

Sampo Insurance Company Ltd. (Class A)	10,600	80,681

France — 4.78%

BNP Paribas	2,700	110,067
Schneider Electric	1,100	52,072
STMicroelectronics	1,800	35,300

		197,439

Israel — 0.60%

Check Point Software Technologies Ltd.	1,900	24,643

Japan — 2.69%

Canon Inc. (ADR)	800	29,480
ITO EN Ltd.	900	30,471
Kao Corporation	1,000	21,940
NTT Corporation	8	29,039

		110,930

Netherlands — 3.30%

Philips Electronics	3,500	61,364
Royal Dutch Petroleum Company (ADR)	1,700	74,834

		136,198

Spain — 0.88%

Telefonica	4,077	36,510

Sweden — 1.36%

Sandvik	2,500	56,051

Switzerland — 1.24%

Novartis	1,400	51,111

United Kingdom — 15.21%

BP Amoco	21,300	146,454
Cadbury Schweppes	15,100	94,098

	Number of Shares or Principal Amount	Value

Chubb	21,900	$30,945
GlaxoSmithKline	4,400	84,454
Invensys	19,700	16,733
Pearson	5,800	53,655
Reckitt Benckiser	2,600	50,449
Scottish Power	9,300	54,286
Unilever	10,200	97,069

		628,143

United States — 52.26%

AFLAC Inc.	4,300	129,516
Anadarko Petroleum Corporation	2,900	138,910
Bank of America Corporation	1,600	111,312
Bank of Hawaii Corporation	1,700	51,663
Cadence Design Systems Inc.	2,120	24,995
Citigroup Inc.	3,800	133,722
Cox Communications Inc. (Class A)	1,800	51,120
Diebold Inc.	1,100	45,342
Edwards Lifesciences Corporation	1,200	30,564
Eli Lilly & Company	2,250	142,875
Family Dollar Stores Inc.	2,700	84,267
HCA Inc.	1,500	62,250
Ingersoll-Rand Company Ltd.	1,000	43,060
International Business Machines Corporation	400	31,000
Johnson & Johnson	1,300	69,823
Lexmark International Group Inc. (a)	900	54,450
McKesson Corporation	2,100	56,763
Microsoft Corporation (a)	1,100	56,870
PepsiCo Inc.	3,400	143,548
Pfizer Inc.	5,300	162,021
Target Corporation	3,600	108,000
Teleflex Inc.	500	21,444
Wal-Mart Stores Inc.	2,600	131,326
Walt Disney Company	3,300	53,823
WellPoint Health Networks Inc.	1,900	135,204
Wells Fargo & Company	1,800	84,366

		2,158,234

Total Common Stocks
(Identified cost $3,943,388)		3,720,778

Preferred Stocks — 2.38%

Korea — 2.38%

Hyundai Motor Company	4,700	47,553
Samsung Electronics Company Ltd.	400	50,588

		98,141

Total Preferred Stocks
(Identified cost $106,320)		98,141

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Certificates of Deposit — 0.49%

SELF-HELP Economic Development Certificate 1.74%, due 08/30/03 (d) (v) (NCUA insured) (CDFI)	$10,339	$10,339
Shore Bank 1.30%, due 12/26/03 (FDIC insured) (CDFI) (d)	10,000	10,000

Total Certificates of Deposit
(Identified cost $20,339)		20,339

Repurchase Agreements — 7.00%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $289,015 Collateral: GNMA $290,000, 7.00% due 04/20/32, Value $297,548	289,000	289,000

Total Repurchase Agreements
(Identified cost $289,000)		289,000

Value

Total Investments
(Identified cost $4,359,047)	$4,128,258

Other Assets Less Liabilities — 0.03%	1,209

Net Assets — 100%	$4,129,467

(a)	Non-income producing security.
(d)	Security is fair valued at December 31, 2002.
(v)	Variable rate security; interest rate is as of December 31, 2002.
(ADR)	American Depository Receipts.
(CDFI)	Community Development Financial Institution.
(FDIC)	Federal Deposit Insurance Corporation.
(NCUA)	National Credit Union Administration.

Industry classifications for the Fund as a percentage of total market value at December 31, 2002 are as follows (unaudited):

Industry
Automotive	1.25%
Banking	13.76%
Business Services	0.77%
Cable	1.34%
Computer Hardware	0.81%
Computer Software	3.98%
Consumer Durables	1.32%
Consumer Products	0.57%
Electronics	5.11%
Energy	1.42%
Entertainment & Leisure	1.41%
Food and Beverages	9.56%
Health Care	3.12%

Industry
Insurance	6.92%
Machinery	1.13%
Manufacturing	2.47%
Medical Services & Products	4.34%
Metals & Mining	0.49%
Misc. Financial Services	3.50%
Oil Services	9.43%
Pharmaceuticals	13.36%
Printing & Publishing	2.83%
Retail	8.47%
Semiconductors	0.92%
Telecommunications	1.72%

Total	100.00%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

SUBADVISER’S COMMENTS

Gabelli Asset Management Company

Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Gabelli Asset Management Company (“Gabelli”), which manages approximately $21.3 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Fund on February 28, 2001.

Investment Objective

The objective of the Enterprise Mergers and Acquisitions Fund is to seek capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -3.28 percent. The Fund outperformed its benchmark, the S&P 500 Index, which returned -22.11 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	02/28/01-12/31/02
With Sales Charge	-7.84%	-3.22%
Without Sales Charge	-3.28%	-0.62%
S&P 500 Index*	-22.11%	-15.78%

Class C	1-Year	02/28/01-12/31/02
With Sales Charge	-5.68%	-1.70%
Without Sales Charge	-3.79%	-1.17%
S&P 500 Index*	-22.11%	-15.78%

Class B	1-Year	02/28/01-12/31/02
With Sales Charge	-8.66%	-3.35%
Without Sales Charge	-3.89%	-1.22%
S&P 500 Index*	-22.11%	-15.78%

Class Y	1-Year	02/28/01-12/31/02
Average Annual Return	-2.87%	-0.23%
S&P 500 Index*	-22.11%	-15.78%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund — (Continued)

SUBADVISER’S COMMENTS

While Gabelli’s goal is to generate positive returns in all environments, 2002 proved to be a particularly challenging year. The arbitrage portion of the Fund was positive for the year, but several stocks that are potential or announced deals were not able to sustain their value in such a difficult market. The mergers and acquisitions market ended 2002 on a very strong note following a weak start. Financial reverberations from accounting scandals, the weak economy, poor earnings and global uncertainty suppressed deal appetite. Mergers and acquisitions worldwide totaled approximately $1.2 trillion in 2002, down about 30 percent from 2001’s $1.7 trillion. The total value of U.S. deals in 2002 fell approximately 41 percent to $448 billion, its lowest level since 1994.

Fear of being labeled a serial acquirer — ala Enron, Tyco, WorldCom — restrained corporate acquirers this past year. Even politics got in the way, with the planned sale of Hershey Foods Corp. squashed by Pennsylvania politicians and community activists, and the sale of Hughes Electronics Corp.’s Direct TV business blocked by federal regulators.

While these factors crimped deal activity for much of the year, the fourth quarter saw the announcement of several major global deals. These included Panamerican Beverages, which agreed to be acquired by Coca Cola Femsa for $3.6 billion in cash and assumed debt, or $22 per share.

The most active sector at year-end was computer software. The long awaited consolidation of the software industry, predicted since the dot-com bubble burst more than two years ago, has finally begun as a steady flow of software deals were announced. These included IBM’s agreement to purchase Rational Software for about $2.1 billion in cash, or $10.50 per share.

Stocks that Gabelli feels represent potential deals in media and telecom were among the best performers for the fourth quarter. Despite the valiant comeback, these stocks remained among the worst performers for the year.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 50.40%

Aerospace — 2.00%

Honeywell International Inc.	10,000	$240,000
Northrop Grumman Corporation	10,000	970,000
Sequa Corporation (Class A) (a) (o)	1,500	58,665
Sequa Corporation (Class B) (a)	2,000	89,000
SPS Technologies Inc. (a) (o)	5,000	118,750

		1,476,415

Automotive — 1.06%

BorgWarner Inc.	5,000	252,100
McGrath Rentcorp	19,600	455,504
Standard Motor Products Inc. (o)	2,000	26,000
Tenneco Automotive Inc. (a)	12,000	48,480

		782,084

Banking — 0.45%

Granite State Bankshares Inc.	1,000	43,690
Mellon Financial Corporation	11,000	287,210

		330,900

Biotechnology — 0.29%

Amgen Inc. (a)	4,499	217,482

Broadcasting — 1.63%

Fisher Companies Inc. (o)	5,400	284,688
Granite Broadcasting Corporation (a)	21,500	44,075
Gray Television Inc.	15,000	146,250
Paxson Communications Corporation (a) (o)	32,000	65,920
Salem Communications Corporation (Class A) (a) (o)	5,300	132,341
Univision Communications Inc. (Class A) (a) (o)	11,000	269,500
Young Broadcasting Inc. (a) (o)	20,000	263,400

		1,206,174

Building & Construction — 1.79%

Nortek Holdings Inc.	24,500	1,120,875
Rollins Inc.	8,000	203,600

		1,324,475

Cable — 1.60%

Cablevision Systems Corporation (Class A) (a)	58,999	987,643
Comcast Corporation (Class A) (a)	8,087	190,611

		1,178,254

Chemicals — 1.73%

Hercules Inc. (a)	33,000	290,400
International Specialty Products Inc.	33,000	336,930
MacDermid Inc.	12,000	274,200
Olin Corporation (o)	24,000	373,200

		1,274,730

	Number of Shares or Principal Amount	Value

Computer Software — 2.92%

BNS Company (Class A) (a)	30,000	$75,300
Rational Software Corporation (a)	200,000	2,078,000

		2,153,300

Consumer Products — 0.03%

The Dial Corporation	1,000	20,370

Containers/Packaging — 0.22%

Packaging Dynamics Corporation (a)	25,000	165,000

Electrical Equipment — 0.95%

Baldor Electric Company	4,000	79,000
DQE Inc.	10,000	152,400
SL Industries Inc. (a)	26,000	137,800
Thomas & Betts Corporation (a)	12,000	202,800
Thomas Industries Inc. (o)	5,000	130,300

		702,300

Electronics — 0.03%

Fargo Electronics Inc. (a)	2,500	21,800

Energy — 1.77%

DPL Inc.	22,000	337,480
Mirant Corporation (a) (o)	20,000	37,800
Northeast Utilities	40,000	606,800
SEMCO Energy Inc. (o)	12,000	73,200
TECO Energy Inc. (o)	2,000	30,940
Williams Companies Inc.	1	3
Xcel Energy Inc. (o)	20,000	220,000

		1,306,223

Entertainment & Leisure — 1.58%

Acme Communications Inc. (a)	17,000	135,490
E.W. Scripps Company (Class A)	4,500	346,275
Metro Goldwyn Mayer Inc. (a)	45,000	585,000
Walt Disney Company	6,000	97,860

		1,164,625

Finance — 0.83%

BKF Capital Group Inc. (a)	10,300	181,795
Household International Inc.	14,000	389,340
Interactive Data Corporation (a)	3,000	41,250

		612,385

Food, Beverages & Tobacco — 9.13%

Del Monte Foods Company (a)	2,233	17,194
Dole Food Company Inc.	55,000	1,791,900
Dreyer's Grand Ice Cream Inc. (o)	11,000	780,560
Flowers Foods Inc. (a)	11,750	229,243
H.J. Heinz Company	5,000	164,350
Hershey Foods Corporation	22,000	1,483,680
Panamerican Beverages Inc. (Class A)	100,000	2,078,000
Sensient Technologies Corporation (o)	8,000	179,760
Spartan Stores Inc. (a) (o)	8,000	12,080

		6,736,767

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Insurance — 0.15%

Argonaut Group Inc. (o)	7,500	$110,625

Machinery — 0.48%

Tennant Company	6,000	195,600
Watts Industries Inc. (Class A)	10,000	157,400

		353,000

Manufacturing — 3.13%

Cooper Industries Ltd. (Class A) (a)	16,000	583,200
Osmonics Inc. (a)	100,000	1,694,000
Royal Appliance Manufacturing Company (a)	5,000	36,350

		2,313,550

Media — 0.12%

Media General Inc. (Class A) (o)	1,500	89,925

Medical Instruments — 0.42%

Digene Corporation (a)	27,000	309,420

Medical Services — 4.25%

Ameripath Inc. (a)	40,000	860,000
CIRCOR International Inc. (o)	14,400	228,960
Dianon Systems Inc. (a)	43,000	2,051,530

		3,140,490

Metals & Mining — 0.02%

WHX Corporation (a) (o)	6,000	14,700

Misc. Financial Services — 0.67%

Merrill Lynch & Company Inc.	13,000	493,350

Oil Services — 1.08%

Kerr-McGee Corporation	1	44
Penn Virginia Corporation	18,000	654,300
RPC Inc. (o)	12,000	139,200

		793,544

Pharmaceuticals — 6.25%

Bristol-Myers Squibb Company	28,000	648,200
Pharmacia Corporation	38,000	1,588,400
Triangle Pharmaceuticals Inc. (a)	400,000	2,376,000

		4,612,600

Printing & Publishing — 0.95%

McClatchy Company (Class A)	2,000	113,460
Pulitzer Inc.	9,000	404,550
Readers Digest Association Inc.	12,200	184,220

		702,230

Real Estate — 0.20%

Griffin Land & Nurseries Inc. (a) (o)	5,600	81,144
Taubman Centers Inc.	4,000	64,920

		146,064

	Number of Shares or Principal Amount	Value

Telecommunications — 1.80%

AT&T Corporation	5,000	$130,550
Broadwing Inc. (a)	70,000	246,400
Centurytel Inc.	10,000	293,800
Commonwealth Telephone Enterprises Inc. (Class B) (a) (o)	3,700	135,975
D&E Communications Inc. (o)	22,582	188,785
Rural Celluar Corporation (a) (o)	20,000	17,000
Sprint Corporation (o)	22,000	318,560

		1,331,070

Utilities — 1.59%

Baycorp Holdings Ltd. (a)	29,100	428,934
CH Energy Group Inc.	12,000	559,560
Southwest Gas Corporation	8,000	187,600

		1,176,094

Wireless Communications — 1.28%

Allen Telecom Inc. (a) (o)	3,000	28,410
AT&T Wireless Services Inc. (a) (o)	10,000	56,500
Dobson Communications Corporation (a)	45,000	99,450
Nextel Communications Inc. (Class A) (a)	10,000	115,500
Price Communications Corporation (a)	45,000	622,350
Sprint PCS (a)	5,000	21,900

		944,110

Total Domestic Common Stocks
(Identified cost $39,405,398)		37,204,056

Foreign Stocks — 7.02%

Apparel & Textiles — 2.98%

Gucci Group (ADR) (o)	24,000	2,198,400

Cable — 0.05%

Rogers Communications Inc. (Class B) (a) (o)	4,000	37,520

Energy — 1.01%

Italgas	55,000	748,333

Media — 0.22%

Vivendi Universal (ADR) (a)	10,000	160,700

Transportation — 2.70%

Autostrade	200,000	1,990,516

Wireless Communications — 0.06%

Rogers Wireless Communications (Class B) (a)	5,000	44,000

Total Foreign Stocks
(Identified cost $4,937,415)		5,179,469

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Preferred Stock — 0.74%

Broadcasting — 0.74%

Granite Broadcasting Corporation (a)	1,000	$550,000

Total Preferred Stock
(Identified cost $560,000)		550,000

U.S. Treasury Bills — 39.36%

1.40% due 01/30/03 (s)	$29,086,000	29,053,197

Total U.S. Treasury Bills
(Identified cost $29,053,197)		29,053,197

Repurchase Agreement — 2.94%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $2,174,115 Collateral: GNMA $2,175,000, 7.00% due 04/20/32, Value $2,231,610	2,174,000	2,174,000

Total Repurchase Agreement
(Identified cost $2,174,000)		2,174,000

Value

Total Investments
(Identified cost $76,130,010)	$74,160,722

Other Assets Less Liabilities — (0.46)%	(342,036)

Net Assets — 100%	$73,818,686

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(s)	The rate shown is the current effective yield.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

SUBADVISER’S COMMENTS

Fred Alger Management, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. (“Alger”), which has approximately $8.4 billion in assets under management, became the subadviser to the Fund on July 1, 1999. Alger’s normal investment minimum is $5 million.

Investment Objective

The investment objective of the Enterprise Technology Fund is to seek long-term capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -48.34 percent. The Fund underperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. The Fund underperformed its peer group, the Lipper Science & Technology Fund Index, which returned -41.38 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	07/01/99-12/31/02
With Sales Charge	-50.79%	-17.50%
Without Sales Charge	-48.34%	-16.34%
S&P 500 Index*	-22.11%	-10.73%
Lipper Science & Technology Fund Index*	-41.38%	-20.49%

Class C	1-Year	07/01/99-12/31/02
With Sales Charge	-49.58%	-16.99%
Without Sales Charge	-48.56%	-16.75%
S&P 500 Index*	-22.11%	-10.73%
Lipper Science & Technology Fund Index*	-41.38%	-20.49%

Class B	1-Year	07/01/99-12/31/02
With Sales Charge	-51.18%	-17.46%
Without Sales Charge	-48.61%	-16.75%
S&P 500 Index*	-22.11%	-10.73%
Lipper Science & Technology Fund Index*	-41.38%	-20.49%

Class Y	1-Year	07/01/99-12/31/02
Average Annual Return	-48.02%	-15.89%
S&P 500 Index*	-22.11%	-10.73%
Lipper Science & Technology Fund Index*	-41.38%	-20.49%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Science & Technology Fund index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Science & Technology Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

SUBADVISER’S COMMENTS

The Fund’s underperformance was due to down equity markets, extremely poor sentiment in the technology industry and most stocks in the Fund moving lower. Several holdings liquidated from the Fund during 2002 turned in horrible performance. These stocks include Amkor Technology, Citrix Systems, Freemarkets, McData Corporation, National Semiconductor Corporation and Verisign. Also, the majority of stocks Alger added to the Fund in 2002 decreased in value.

The twelve months ended December 31, 2002 was an extraordinarily difficult period for equity securities. The first quarter of the year brought an abrupt end to the momentum experienced in the last few months of 2001. After slashing interest rates in dramatic fashion throughout 2001, the Fed failed to cut the Fed Funds rate any further during the quarter. Furthermore, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when Alger believes other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally. On aggregate over the three-month period, growth stock indices finished in negative territory while value stock indices were mostly flat.

The second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of further corporate malfeasance. Furthermore, while the Fed continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May and June saw the continued collapse of most equity indices, with growth stocks and large cap stocks leading the downturn.

Markets continued their downward spiral throughout the third quarter. Unsettled by negative earnings pre-announcements, weaker consumer confidence and disappointing job growth, investors found very little reason to buy. Furthermore, concern over a possible war with Iraq and unresolved corporate accounting scandals helped to exacerbate the selling. Despite the steep decline in stock prices, the Fed decided against any further rate cuts during the three-month period. July, August and September saw the continued collapse of most equity indices, with small cap stocks leading the decline. By the end of September, the Nasdaq had dropped to six-year lows while the S&P 500 reached lows not seen in over five years.

After three consecutive quarters of declines, equity markets found some much needed relief in the fourth quarter of 2002. Fueled in part by solid earnings from bellwethers like Citigroup, IBM and General Motors, a Republican sweep in the midterm elections, and the resignation of Harvey Pitt from the SEC, markets trended higher during the first two months of the fourth quarter. Investor optimism was further encouraged by a larger-than-expected 0.50 percent rate cut by the Fed on November 6th. The positive momentum, however, came to a sudden end during the final month of the year. With tensions escalating in Iraq and North Korea, continued political turmoil in Venezuela, a weak holiday shopping season and the highest unemployment rate in eight years, investors, once again, reversed course and began to unload their equity positions. December saw the collapse of most equity indices, with growth stocks leading the downturn. As 2002 began to wind down, economic and geopolitical uncertainty seemed to be largely driving the markets. Nevertheless, investors seemed to be cautiously optimistic that 2003 would bring an ultimate end to three straight years of market declines.

The Fund is a sector fund that focuses on equities in a specific industry and therefore concentrates its investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified. In addition, some Internet-related stocks have shown extreme volatility, trading in a broad range of share prices daily.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 84.78%

Broadcasting — 1.42%

Viacom Inc. (Class B) (a)	17,810	$725,936

Computer Hardware — 12.47%

Cisco Systems Inc. (a)	148,800	1,949,280
Dell Computer Corporation (a)	58,211	1,556,562
EMC Corporation (a)	131,900	809,866
Hewlett-Packard Company	59,075	1,025,542
International Business Machines Corporation	13,540	1,049,350

		6,390,600

Computer Services — 13.45%

Affiliated Computer Services Inc. (a)	29,955	1,577,131
Bisys Group Inc. (a)	92,855	1,476,394
Comverse Technology Inc. (a)	86,900	870,738
Maxtor Corporation (a)	119,700	605,682
Sun Microsystems Inc. (a)	492,300	1,531,053
Yahoo! Inc. (a)	50,800	830,580

		6,891,578

Computer Software — 14.12%

Borland Software Corporation (a)	41,700	512,910
Microsoft Corporation (a)	39,850	2,060,245
Oracle Corporation (a)	146,500	1,582,200
Overture Services Inc. (a)	18,355	501,275
PeopleSoft Inc. (a)	26,800	490,440
Rational Software Corporation (a)	76,200	791,718
Take-Two Interactive Software (a)	55,250	1,297,823

		7,236,611

Consumer Services — 1.71%

First Data Corporation	24,750	876,397

Electrical Equipment — 1.02%

Intersil Corporation (Class A) (a)	37,500	522,750

Electronics — 1.54%

Micron Technology Inc. (a)	80,975	788,697

Entertainment & Leisure — 4.42%

NetFlix Common Inc. (a)	134,350	1,479,193
Walt Disney Company	48,150	785,327

		2,264,520

Fiber Optics — 0.61%

CIENA Corporation (a)	61,200	314,568

Media — 2.09%

AOL Time Warner Inc. (a)	81,900	1,072,890

Printing & Publishing — 2.53%

Lexmark International Group Inc. (a)	21,400	1,294,700

	Number of Shares or Principal Amount	Value

Retail — 7.44%

Amazon.com Inc. (a)	76,500	$1,445,085
eBay Inc. (a)	34,950	2,370,309

		3,815,394

Semiconductors — 14.50%

Altera Corporation (a)	43,250	533,705
Analog Devices Inc. (a)	63,675	1,519,922
Applied Materials Inc. (a)	86,500	1,127,095
Fairchild Semiconductor International (Class A) (a)	67,350	721,318
Intel Corporation	76,865	1,196,788
LSI Logic Corporation (a)	87,350	504,010
Maxim Integrated Products Inc.	15,300	505,512
Power Integrations (a)	62,000	1,054,000
Teradyne Inc.(a)	20,750	269,958

		7,432,308

Technology — 3.11%

Accenture Ltd. (Class A) (a)	44,385	798,486
Microchip Technology Inc.	32,525	795,236

		1,593,722

Telecommunications — 4.35%

AT&T Corporation	20,200	527,422
Verizon Communications Inc.	43,970	1,703,837

		2,231,259

Total Domestic Common Stocks
(Identified cost $44,691,052)		43,451,930

Foreign Stocks — 15.51%

Computer Software — 2.18%

Business Objects (ADR) (a)	74,450	1,116,750

Electronics — 1.83%

Flextronics International Ltd. (a)	114,700	939,393

Semiconductors — 6.48%

Marvell Technology Group Ltd. (a)	68,055	1,283,517
STMicroelectronics	80,050	1,561,776
Taiwan Semiconductor Manufacturing Company Ltd. (ADR) (a)	67,822	478,145

		3,323,438

Telecommunications — 1.99%

Amdocs Ltd. (a)	103,900	1,020,298

Wireless Communications — 3.03%

Nokia Corporation (Class A) (ADR)	100,015	1,550,233

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Total Foreign Stocks
(Identified cost $8,763,672)		$7,950,112

Repurchase Agreement — 1.60%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $820,043 Collateral: GNMA $820,000, 7.00% due 04/20/32, Value $841,343	$820,000	820,000

Total Repurchase Agreement
(Identified cost $820,000)		820,000

Value

Total Investments
(Identified cost $54,274,724)	$52,222,042

Other Assets Less Liabilities — (1.89)%	(969,630)

Net Assets — 100%	$51,252,412

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

SUBADVISER’S COMMENTS

Wellington Management Company, LLP

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Wellington Management Company, LLP (“Wellington”), which manages approximately $303 billion for institutional clients and whose usual investment minimum is $25 million for this investment objective, became co-subadviser to the Enterprise Managed Fund on January 1, 2001 and sole-subadviser on August 23, 2002.

Sanford C. Bernstein & Co., LLC (“Bernstein”), was co-subadviser through August 22, 2002.

Investment Objective

The objective of the Enterprise Managed Fund is to seek growth of capital over time.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -21.75 percent. The Fund outperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. By comparison, the Fund underperformed its peer group, the Lipper Flexible Portfolio Fund Index, which returned -14.71 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	5-Year	10/01/94-12/31/02
With Sales Charge	-25.44%	-5.37%	5.20%
Without Sales Charge	-21.75%	-4.44%	5.83%
S&P 500 Index*	-22.11%	-0.59%	9.97%
Lipper Flexible Portfolio Fund Index*	-14.71%	0.12%	6.33%

Class C	1-Year	5-Year	05/01/97-12/31/02
With Sales Charge	-23.81%	-5.22%	-1.97%
Without Sales Charge	-22.27%	-5.03%	-1.81%
S&P 500 Index*	-22.11%	-0.59%	3.11%
Lipper Flexible Portfolio Fund Index*	-14.71%	0.12%	2.71%

Class B	1-Year	5-Year	05/01/95-12/31/02
With Sales Charge	-26.02%	-5.27%	3.94%
Without Sales Charge	-22.13%	-4.98%	3.94%
S&P 500 Index*	-22.11%	-0.59%	9.02%
Lipper Flexible Portfolio Fund Index*	-14.71%	0.12%	5.93%

Class Y	1-Year	5-Year	07/31/95-12/31/02
Average Annual Return	-21.55%	-4.10%	3.63%
S&P 500 Index*	-22.11%	-0.59%	7.95%
Lipper Flexible Portfolio Fund Index*	-14.71%	0.12%	5.03%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Flexible Portfolio Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Flexible Portfolio Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund — (Continued)

SUBADVISER’S COMMENTS

In the first six months of 2002, the S&P 500 experienced its worst first half since it was down 21 percent in the first half of 1970. Although the economy showed signs of moderate growth, including manufacturing gains, the stock market fell sharply. External factors have shaken investor sentiment, namely the corporate accounting scandals and the threats of terrorism. The Fund lagged the S&P 500 benchmark over this period primarily due to stock selection within the industrials and consumer staples sectors. Stock selection in the financials and utilities sectors augmented the Fund’s performance during this period.

Much of the underperformance for the first half of the year can be attributed to one name, Tyco International. Wellington had reasonable confidence in Tyco’s ability to meet its already reduced earnings guidance and that it would be able to successfully execute an initial public offering (“IPO”) of Tyco Capital (CIT Group). The proceeds from such an IPO, along with the anticipated cash flows from ongoing operations, are required to meet the company’s debt obligations over the next 12-18 months. However, in early June the company’s CEO resigned after being indicted in New York State for tax evasion. In light of this new information and the significant turmoil surrounding the company in the aftermath of these events, it was Wellington’s expectation that earnings guidance would be significantly reduced for 2002 and 2003. Wellington was also concerned that these events would derail the IPO of Tyco Capital. While the IPO of Tyco Capital subsequently received SEC approval, the potential earnings shortfall has not been resolved, and it is possible that the company faces significant hurdles to meet its debt obligations over the next 12-18 months. Wellington sold the Fund’s position in 2002 and will revisit this company at a later time when the new management has had an opportunity to understand and disclose all relevant information.

Despite positive returns in the fourth quarter, U.S. equity markets declined for the third consecutive year in 2002 marking one of the worst investment periods in decades. Weak corporate profits, geopolitical uncertainties, corporate governance and accounting scandals, and high consumer leverage all weighed on investor confidence. For the year, value outperformed growth while mid-cap stocks outperformed both large and small-caps.

When Wellington took over complete subadviser responsibilities in late August, at the tail end of a two-week rally in the equity market, Wellington established an under-weight to equities in the Fund, believing that the equity rally had run its course and reflecting Wellington’s growing concern about weaker global growth in 2003. The third quarter of 2002 proved to be a very difficult period for U.S. equity investors with all major indices posting negative returns. The best performing sectors for the Fund on a relative basis were defensive areas such as Industrials and Utilities. The weakest sectors, which tended to be economically sensitive, included materials, consumer discretionary, and telecommunication services. In the fixed-income portion of the Fund, the largest sector over-weight was in the mortgage sector. Despite the dramatic decline in Treasury yields in September, the mortgage backed sector continued to perform well. The higher prepayment risk that inevitably accompanies lower Treasury yields was offset by investors’ preference for the safety and security of government-guaranteed, AAA-rated mortgages.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 66.20%

Advertising — 1.21%

Catalina Marketing Corporation (a)	3,700	$68,450
Omnicom Group Inc.	19,900	1,285,540

		1,353,990

Aerospace — 1.29%

Boeing Company	19,100	630,109
Northrop Grumman Corporation	8,400	814,800

		1,444,909

Apparel & Textiles — 0.88%

Columbia Sportswear Company (a)	5,900	262,078
Liz Claiborne Inc.	12,800	379,520
Mohawk Industries Inc. (a)	6,100	347,395

		988,993

Banking — 4.96%

Bank of America Corporation	15,900	1,106,163
Bank One Corporation	36,800	1,345,040
Banknorth Group Inc.	15,100	341,260
KeyCorp	24,100	605,874
Sovereign Bancorp Inc.	27,300	383,565
UnionBanCal Corporation	22,400	879,648
Wachovia Corporation	24,800	903,712

		5,565,262

Building & Construction — 1.13%

D.R. Horton Inc.	20,000	347,000
Masco Corporation	43,900	924,095

		1,271,095

Business Services — 0.29%

Automatic Data Processing Inc.	8,400	329,700

Cable — 0.94%

Comcast Corporation (a)	44,000	993,960
Cox Radio Inc.	2,500	57,025

		1,050,985

Chemicals — 1.21%

Cabot Microelectronics Corporation (a) (o)	5,000	236,000
Dow Chemical Company	37,700	1,119,690

		1,355,690

Computer Hardware — 3.02%

Cisco Systems Inc. (a)	77,200	1,011,320
Hewlett-Packard Company	66,900	1,161,384
International Business Machines Corporation	14,100	1,092,750
Seagate Technology (a) (d)	5,700	—
Symbol Technologies Inc.	15,100	124,122

		3,389,576

	Number of Shares or Principal Amount	Value

Computer Services — 1.02%

Manhattan Associates Inc. (a) (o)	9,200	$217,672
Sungard Data Systems Inc. (a)	39,500	930,620

		1,148,292

Computer Software — 3.59%

Cadence Design Systems Inc. (a)	81,100	956,169
Microsoft Corporation (a)	44,500	2,300,650
Oracle Corporation (a)	54,600	589,680
Verity Inc. (a)	13,800	184,796

		4,031,295

Consumer Products — 1.69%

Gillette Company	26,300	798,468
Kimberly-Clark Corporation	18,400	873,448
Polaris Industries Inc. (o)	3,900	228,540

		1,900,456

Containers/Packaging — 0.82%

Pactiv Corporation (a)	20,900	456,874
Smurfit-Stone Container Corporation (a)	29,800	458,652

		915,526

Crude & Petroleum — 2.54%

ChevronTexaco Corporation	12,900	857,592
ExxonMobil Corporation	56,900	1,988,086

		2,845,678

Electrical Equipment — 1.56%

General Electric Company	72,100	1,755,635

Electronics — 0.19%

Sanmina-SCI Corporation (a)	46,600	209,234

Energy — 1.54%

Cinergy Corporation	26,900	907,068
Exelon Corporation	15,600	823,212

		1,730,280

Finance — 1.71%

Federated Investors Inc.	4,900	124,313
Household International Inc.	23,400	650,754
Investment Technology Group	2,500	55,900
Legg Mason Inc.	19,400	941,676
Providian Financial Corporation (a)	23,300	151,217

		1,923,860

Food, Beverages & Tobacco — 1.54%

Constellation Brands Inc. (Class A) (a)	14,400	341,424
General Mills Inc.	7,800	366,210
Pepsi Bottling Group Inc.	4,200	107,940
PepsiCo Inc.	21,500	907,730

		1,723,304

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Health Care — 1.15%

Anthem Inc. (a)	5,330	$335,257
HCA Inc.	13,000	539,500
Tenet Healthcare Corporation (a)	2,700	44,280
Triad Hospitals Inc. (a)	12,400	369,892

		1,288,929

Hotels & Restaurants — 1.03%

Brinker International Inc. (a) (o)	14,200	457,950
CEC Entertainment Inc. (a)	5,200	159,640
McDonald’s Corporation	33,400	537,072

		1,154,662

Insurance — 1.26%

Gallagher Arthur J & Company	10,900	320,242
Marsh & McLennan Companies Inc.	23,800	1,099,798

		1,420,040

Manufacturing — 1.18%

3M Company	6,700	826,110
ITT Industries Inc.	8,200	497,658

		1,323,768

Media — 1.72%

AOL Time Warner Inc. (a)	82,300	1,078,130
Gannett Company Inc.	11,900	854,420

		1,932,550

Medical Instruments — 1.72%

Edwards Lifesciences Corporation (a) (o)	13,600	346,392
Guidant Corporation (a)	22,900	706,465
Henry Schein Inc. (a)	6,100	274,500
Waters Corporation (a)	27,700	603,306

		1,930,663

Medical Services — 0.99%

Darden Restaurants Inc.	12,700	259,715
Laboratory Corporation of America Holdings (a)	36,600	850,584

		1,110,299

Metals & Mining — 0.58%

Alcoa Inc.	28,800	656,064

Misc. Financial Services — 3.36%

Ambac Financial Group Inc.	5,150	289,636
Citigroup Inc.	55,000	1,935,450
Countrywide Credit Industries Inc.	7,130	368,264
MBIA Inc.	3,000	131,580
Merrill Lynch & Company Inc.	27,700	1,051,215

		3,776,145

Multi-Line Insurance — 1.68%

American International Group Inc.	32,600	1,885,910

	Number of Shares or Principal Amount	Value

Oil Services — 1.88%

Chesapeake Energy Corporation	33,000	$255,420
EOG Resources Inc.	23,800	950,096
Schlumberger Ltd.	16,000	673,440
Swift Energy Company	23,700	229,179

		2,108,135

Paper & Forest Products — 0.50%

International Paper Company	16,100	563,017

Pharmaceuticals — 7.59%

Abbott Laboratories	30,300	1,212,000
Albany Molecular Research Inc. (a) (o)	21,600	319,486
Caremark Rx Inc. (a)	15,400	250,250
Eli Lilly & Company	14,700	933,450
Gilead Sciences Inc. (a)	14,300	486,200
IDEC Pharmaceuticals Corporation (a)	11,800	391,406
King Pharmaceuticals Inc. (a)	14,500	249,255
Pfizer Inc.	42,900	1,311,453
Pharmacia Corporation	29,100	1,216,380
Schering-Plough Corporation	37,500	832,500
Watson Pharmaceuticals Inc. (a)	11,600	327,932
Wyeth	26,500	991,100

		8,521,412

Property-Casualty Insurance — 0.47%

St. Paul Companies Inc.	15,400	524,370

Retail — 4.08%

CDW Computer Centers Inc. (a)	3,500	153,475
Chico’s FAS Inc. (a) (o)	11,300	213,683
CVS Corporation	24,800	619,256
Home Depot Inc.	32,900	788,284
Linens ’n Things Inc. (a)	10,800	244,080
Michaels Stores Inc. (a)	8,800	275,440
Safeway Inc. (a)	35,600	831,616
Too Inc. (a)	4,800	112,896
Wal-Mart Stores Inc.	26,600	1,343,566

		4,582,296

Semiconductors — 2.12%

Fairchild Semiconductor International (Class A) (a)	18,000	192,780
Intel Corporation	64,100	998,037
International Rectifier Corporation (a)	29,700	548,262
Lattice Semiconductor Corporation (a)	11,100	97,347
Novellus Systems Inc. (a)	4,200	117,936
Texas Instruments Inc.	28,700	430,787

		2,385,149

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Telecommunications — 1.38%

Comverse Technology Inc. (a)	11,500	$115,230
SBC Communications Inc.	47,000	1,274,170
Tekelec (a)	15,200	158,840

		1,548,240

Transportation — 1.54%

CNF Inc.	7,200	239,328
EGL Inc. (a)	16,200	230,850
FedEx Corporation	23,200	1,257,904

		1,728,082

Waste Management — 0.49%

Waste Management Inc.	23,800	545,496

Wireless Communications — 0.35%

Nextel Communications Inc. (Class A) (a)	34,300	396,165

Total Domestic Common Stocks
(Identified cost $85,118,743)		74,315,152

Foreign Stocks — 0.78%

Technology — 0.78%

Accenture LTD. (a) (o)	48,600	874,314

Total Foreign Stocks
(Identified cost $867,169)		874,314

Corporate Bonds and Notes — 7.55%

Aerospace — 0.06%

United Technologies Corporation 7.125% due 11/15/10	$61,000	71,556

Airlines — 0.16%

Continental Airlines 6.703% due 06/15/21	116,395	101,082
Delta Airlines Inc. 7.111% due 09/18/11	75,000	74,135

		175,217

Banking — 0.26%

First Union National Bank 7.875% due 02/15/10	100,000	120,009
NCNB Corporation 10.20% due 07/15/15	50,000	70,416
Popular North America Inc. 6.625% due 01/15/04	100,000	104,251

		294,676

	Number of Shares or Principal Amount	Value

Broadcasting — 0.09%

Clear Channel Communications 6.00% due 11/01/06	$50,000	$53,171
Liberty Media Corporation 7.75% due 07/15/09	50,000	54,034

		107,205

Building & Construction — 0.16%

Centex Corporation 5.80% due 09/15/09	125,000	125,755
Masco Corporation 5.875% due 07/15/12	50,000	52,586

		178,341

Cable — 0.22%

Cox Communications Inc. 7.125% due 10/01/12	50,000	55,537
TCI Communications Inc. 8.75% due 08/01/15	50,000	57,550
TCI Communications Inc. 7.125% due 02/15/28	50,000	46,611
USA Networks Inc. 6.75% due 11/15/05	80,000	83,777

		243,475

Chemicals — 0.05%

Dow Chemical Company 6.00% due 10/01/12	50,000	51,100

Energy — 0.77%

Alabama Power Company 5.875% due 12/01/22	70,000	72,043
American Electric Power Inc. 6.125% due 05/15/06	100,000	98,480
Calenergy Inc. 7.52% due 09/15/08	30,000	33,854
Consolidated Natural Gas Company 5.375% due 11/01/06	50,000	52,854
Florida Power & Light Company 5.85% due 02/01/33	25,000	25,607
Keyspan Corporation 6.15% due 06/01/06	40,000	43,459
NSTAR 8.00% due 02/15/10	75,000	90,980
Old Dominion Electric Cooperative 6.25% due 06/01/11	20,000	22,116
Oncor Electric Delivery Company 6.375% due 05/01/12 (144A)	30,000	30,899
Peco Energy Company 4.75% due 10/01/12	30,000	30,166
Pennsylvania Electric Company 6.625% due 04/01/19	25,000	23,429
PSEG Power LLC 7.75% due 04/15/11	75,000	79,558
Scana Corporation (o) 6.25% due 02/01/12	30,000	32,723

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value
Schlumberger Technology Corporation (144A), 6.50% due 04/15/12	$125,000	$140,446
Southern California Gas Company 4.80% due 10/01/12	50,000	50,354
Wisconsin Energy Corporation 6.50% due 04/01/11	35,000	38,814

		865,782

Finance — 0.28%

Erac USA Finance Company (144A) 8.00% due 01/15/11	90,000	103,486
Newcourt Credit Group Inc. 6.875% due 02/16/05	150,000	157,665
PP&L Capital Funding Inc. 6.79% due 11/22/04	50,000	50,686

		311,837

Food, Beverages & Tobacco — 0.19%

Archer Daniels Midland Company 8.875% due 04/15/11	30,000	38,288
Coca Cola Enterprises Inc. 4.375% due 09/15/09	100,000	103,014
Pepsi Bottling Group Inc. 7.00% due 03/01/29	15,000	17,429
Tyson Foods Inc. 6.625% due 10/01/04	50,000	53,163

		211,894

Insurance — 0.18%

Amerus Group Company 6.95% due 06/15/05	50,000	51,004
Liberty Mutual Insurance Company 7.697% due 10/15/2097 (144A)	60,000	45,131
Prudential Insurance Company 6.375% due 07/23/06 (144A)	100,000	107,179

		203,314

Machinery — 0.05%

Caterpillar Inc. (o) 6.55% due 05/01/11	50,000	56,932

Media — 0.14%

AOL Time Warner Inc. 7.70% due 05/01/32	150,000	156,110

Medical Services — 0.03%

Cardinal Health Inc. 6.25% due 07/15/08	30,000	33,716

Metals & Mining — 0.08%

Alcoa Inc. 6.50% due 06/01/11	75,000	84,779

	Number of Shares or Principal Amount	Value

Misc. Financial Services — 1.73%

American Express Company 7.20% due 09/17/07	$125,000	$137,924
Citigroup Inc. 7.25% due 10/01/10	180,000	208,956
Ford Motor Credit Company 7.25% due 10/25/11	325,000	315,795
General Electric Capital Corporation, 6.125% due 02/22/11	180,000	194,945
General Electric Capital Corporation, 6.75% due 03/15/32	100,000	110,559
General Motors Acceptance Corporation, 6.875% due 08/28/12	200,000	197,150
Goldman Sachs Group Inc. 6.875% due 01/15/11	100,000	111,624
Hartford Financial Services Group Inc., 7.90% due 06/15/10	50,000	56,843
Household Finance Corporation 6.375% due 10/15/11	165,000	172,508
Merrill Lynch & Company Inc. 6.00% due 02/17/09	200,000	217,309
Morgan Stanley Group Inc. 6.75% due 04/15/11	200,000	222,254

		1,945,867

Multi-Line Insurance — 0.39%

American General Corporation 7.50% due 08/11/10	175,000	205,320
John Hancock Global Funding (144A), 7.90% due 07/02/10	200,000	234,620

		439,940

Oil Services — 1.18%

Burlington Resources Financial Company, 7.40% due 12/01/31	75,000	87,933
Canadian Natural Resourses 6.45% due 06/30/33	75,000	77,469
Chevron Phillips Chemical 7.00% due 03/15/11	75,000	82,695
Chevrontexaco Capital Company 3.50% due 09/17/07	75,000	76,346
Conagra Inc. 7.875% due 09/15/10	100,000	120,932
Devon Funding Corporation 6.875% due 09/30/11	100,000	111,386
Energen Corporation 7.625% due 12/15/10	50,000	54,563
Kinder Morgan Energy Partners 6.75% due 03/15/11	80,000	86,900
Kinder Morgan Inc. 6.50% due 09/01/12 (144A)	70,000	73,155

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value
Kinder Morgan Inc. 6.50% due 09/01/12	$100,000	$104,507
Motiva Enterprises LLC 5.20% due 09/15/12 (144A)	125,000	124,791
Murphy Oil Corporation 6.375% due 05/01/12	50,000	54,950
Southern Natural Gas Company 8.00% due 03/01/32	125,000	110,000
Tosco Corporation 7.625% due 05/15/06	70,000	79,310
Valero Energy Corporation 7.50% due 04/15/32	80,000	81,035

		1,325,972

Paper Products — 0.20%

International Paper Company 6.75% due 09/01/11	100,000	111,271
Mead Corporation 7.35% due 03/01/17	25,000	28,765
Temple Inland Inc. 7.875% due 05/01/12	50,000	55,357
Willamette Industries Inc. 7.00% due 02/01/18	25,000	26,176

		221,569

Pharmaceuticals — 0.12%

Bristol Myers Squibb Company 4.75% due 10/01/06	30,000	31,634
Wyeth 6.25% due 03/15/06	100,000	108,644

		140,278

Property-Casualty Insurance — 0.23%

Ace Capital Trust 9.70% due 04/01/30	100,000	121,463
Berkley W R Corporation 8.70% due 01/01/22	35,000	36,912
Everest Reinsurance Holdings Inc., 8.50% due 03/15/05	50,000	54,683
Fidelity National Financial Inc. 7.30% due 08/15/11	40,000	42,403

		255,461

Real Estate — 0.07%

Spieker Properties LP 7.25% due 05/01/09	75,000	81,531

Retail — 0.29%

Lowes Cosmetics Inc. 6.50% due 03/15/29	125,000	133,706
Staples Inc. 7.375% due 10/01/12 (144A)	50,000	54,891
Target Corporation 5.40% due 10/01/08	70,000	75,633
Wal Mart Stores Inc. 8.00% due 09/15/06	50,000	58,696

		322,926

	Number of Shares or Principal Amount	Value

Savings and Loan — 0.03%

People Bank 9.875% due 11/15/10	$30,000	$33,285

Telecommunications — 0.55%

Alltel Corporation 7.00% due 07/01/12	75,000	86,434
Ameritech Capital Funding Corporation, 6.45% due 01/15/18	35,000	37,925
AT&T Corporation 7.30% due 11/15/11	100,000	109,300
SBC Communications Inc. 5.875% due 08/15/12	50,000	53,992
Sprint Capital Corporation 6.375% due 05/01/09	150,000	136,500
Verizon Global Funding Corporation, 7.375% due 09/01/12	170,000	195,592

		619,743

Wireless Communications — 0.04%

AT&T Wireless Services Inc. 8.75% due 03/01/31	50,000	49,000

Total Corporate Bonds and Notes
(Identified cost $8,228,929)		8,481,506

Foreign Bonds — 0.61%

Banking — 0.03%

Bayerische Landesbank Girozentrale 5.65% due 02/01/09	35,000	37,974

Insurance — 0.10%

XL Capital Finance Europe Inc. 6.50% due 01/15/12	100,000	108,279

Manufacturing — 0.05%

Norsk Hydro 7.15% due 11/15/25	50,000	57,316

Misc. Financial Services — 0.09%

Pemex Project Funding Master Trust 9.125% due 10/13/10	90,000	103,050

Oil Services — 0.05%

Petroleos Mexicanos 9.50% due 09/15/27	50,000	56,000

Paper Products — 0.03%

Norske Skogindustrier 7.625% due 10/15/11 (144A)	30,000	32,971

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Telecommunications — 0.18%

Deutsche Telekom International 8.50% due 06/15/10	25,000	$28,793
France Telecom 8.25% due 03/01/11	100,000	115,627
British Telecommunications 8.375% due 12/15/10	50,000	59,945

		204,365

Wireless Communications — 0.08%

Vodafone Airtouch 7.75% due 02/15/10	50,000	58,969
Vodafone Airtouch 7.875% due 02/15/30	25,000	30,129

		89,098

Total Foreign Bonds
(Identified cost $662,382)		689,053

Asset-Backed Securities — 1.84%

Automotive — 0.91%

Capital Auto Receivables, Series 2002-1, Class A4, 4.16% due 07/16/07	$200,000	207,848
Capital One Auto Financial Trust, Series 2002-B, Class A4, 3.32% due 04/15/09	250,000	254,609
Daimlerchrysler Auto Trust, Series 2002-B, Class A4, 3.53% due 12/06/07	200,000	205,709
Honda Auto Receivables Owner Trust, Series 2002-3, Class A4, 3.61% due 12/18/07	135,000	139,413
Nissan Auto Receivables Trust, Series 2002-B, Class A4, 4.60% due 09/17/07	200,000	210,836

		1,018,415

Banking — 0.37%

Bank One Issuance Trust, Series 2002-A3, Class A3, 3.59% due 05/17/10	200,000	203,364
MBNA Credit Card Master Note Trust, Series 2002-A1, Class A1, 4.95% due 06/15/09	200,000	215,298

		418,662

Finance — 0.19%

ONYX Acceptance Owner Trust, Series 2001-D, Class A4, 4.32% due 10/15/08	200,000	208,518

Misc. Financial Services — 0.18%

Citibank Credit Card Issuance Trust, Series 2001-A8, Class A8, 4.10% due 12/07/06	200,000	208,176

	Number of Shares or Principal Amount	Value

Utilities — 0.19%

Massachusetts Special Purpose Trust, Series 1999-1, Class A3, 6.62% due 03/15/07	$200,000	$215,904

Total Asset-Backed Securities
(Identified cost $2,037,700)		2,069,675

Collateralized Mortgage Obligations — 1.81%

Misc. Financial Services — 1.81%

UBS Commercial Mortgage Trust, Series 2002-C1, Class A4, 6.462% due 03/15/31	180,000	202,595
Asset Securitization Corporation, Series 1997-D4, Class A1D, 7.49% due 04/14/29	155,000	178,360
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A2, 6.48% due 02/15/35	200,000	226,965
Chase Commercial Mortgage Securities Corporation, Series 1998-2, Class A2, 6.39% due 11/18/30	145,000	162,503
Morgan Stanley Dean Witter Capital Corporation, 2001-TOP3, Class A4, 6.39% due 07/15/33	200,000	224,793
Morgan Stanley Dean Witter Capital Corporation, Series 1998-WF1, Class A-2, 6.55% due 03/15/30	200,000	225,265
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP1, Class A4, 6.66% due 02/15/33	75,000	85,834
Morgan Stanley Dean Witter Capital Corporation, Series 2002-HQ, Class A3, 6.51% due 04/15/34	45,000	50,824
Morgan Stanley Dean Witter Capital Corporation, Series 2002-TOP7, Class A2, 5.98% due 01/15/39	200,000	220,050
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP5, Class A4, 6.39% due 10/15/35	200,000	224,514
Nomura Asset Securities Corporation, Series 1998-D6, Class A1B, 6.59% due 03/15/30	200,000	227,014

		2,028,717

Total Collateralized Mortgage Obligations
(Identified cost $1,987,246)		2,028,717

U. S. Treasury Obligations — 2.74%

U. S. Treasury Bills — 0.23%

1.525% due 01/02/03 (p) (s)	90,000	89,996
1.19% due 02/06/03 (p) (s)	50,000	49,941
1.195% due 03/06/03 (p) (s)	50,000	49,894
1.185% due 03/13/03 (p) (s)	70,000	69,836

		259,667

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

U. S. Treasury Bonds — 1.84%

7.50% due 11/15/16	$400,000	$523,094
8.125% due 05/15/21	830,000	1,166,572
6.00% due 02/15/26	330,000	378,172

		2,067,838

U. S. Treasury Notes — 0.67%

3.50% due 01/15/11 (TIPS)	677,324	743,468

Total U. S. Treasury Obligations
(Identified cost $2,971,972)		3,070,973

U. S. Government Obligations — 15.36%

Fannie Mae — 3.62%

6.50% due 01/01/03	1,589,843	1,681,011
6.525% due 06/01/09	240,750	272,309
7.125% due 06/15/10	380,000	458,559
7.202% due 10/01/10	245,617	285,366
6.231% due 05/01/11	246,113	272,509
6.21% due 11/01/11	247,230	273,344
5.823% due 12/01/11	247,205	266,782
6.318% due 02/01/12	247,940	275,780
6.094% due 04/01/12	248,431	272,338

		4,057,998

Federal Home Loan Banks — 1.35%

4.125% due 01/14/05	1,450,000	1,515,848

Freddie Mac — 5.73%

7.00% due 07/15/05	675,000	757,213
6.50% due 01/01/17	2,068,161	2,187,093
6.00% due 05/01/17	802,345	839,561
6.00% due 06/01/17	75,495	78,997
6.00% due 06/01/17	707,616	740,439
6.00% due 06/01/17	507,150	530,673
6.00% due 06/01/17	127,685	133,607
7.00% due 06/01/29	93,446	98,324
6.75% due 03/15/31	475,000	568,058
6.00% due 12/15/32 (TBA)	480,000	499,500

		6,433,465

Ginnie Mae — 4.66%

7.00% due 01/15/28	146,004	155,043
7.00% due 03/15/28	163,528	173,652
7.00% due 04/15/28	160,447	170,380
7.00% due 06/15/28	681,969	724,187
6.50% due 08/15/28	1,404,837	1,476,746
6.50% due 10/15/28	29,971	31,505
7.00% due 12/15/28	157,705	167,468
7.00% due 12/15/28	1,218,598	1,294,988
6.00% due 09/15/32	656,641	684,760
6.00% due 10/15/32	140,567	146,543
6.00% due 10/15/32	200,605	209,132

		5,234,404

Total U. S. Government Obligations
(Identified cost $16,961,908)		$17,241,715

	Number of Shares or Principal Amount	Value

Foreign Government Obligations — 0.15%

Republic of Trinidad & Tobago 9.75% due 07/01/20 (REG S)	$50,000	$63,927
United Mexican States 8.375% due 01/14/11	90,000	101,700

		165,627

Total Foreign Government Obligations
(Identified cost $157,075)		165,627

Repurchase Agreement — 3.18%
State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03, Proceeds $3,568,188 Collateral: GNMA $3,570,000, 7.00% due 04/20/32, Value $3,662,919	3,568,000	3,568,000

Total Repurchase Agreement
(Identified cost $3,568,000)		3,568,000

Total Investments
(Identified cost $122,561,124)		$112,504,732

Other Assets Less Liabilities — (0.22)%		(251,213)

Net Assets — 100%		$112,253,519

(a)	Non-income producing security.
(d)	Security is fair valued at December 31, 2002.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(p)	Security segregated as collateral for open futures contracts.
(s)	The rate shown is the current effective yield.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(REG S)	Regulation S Security. Security is offered and sold outside the United States, therefore, it need not be registered with the SEC under rules 903 and 904 of the Securities Act of 1933.
(TIPS)	Treasury Inflation Protected Security. Principal amount is periodically adjusted for inflation.
(TBA)	To Be Announced — certain specific security details such as final par amount and maturity date have not yet been determined.

Open futures contracts as of December 31, 2002 were as follows:

Description	Expiration Month	Number of Contracts	Unrealized Appreciation/ (Depreciation)

Short S&P 500 Index Futures	03/03	8	$42,697
Short S&P Midcap 400 Index Futures	03/03	4	40,068

			$82,765

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

SUBADVISER’S COMMENTS

UBS Global Asset Management (US) Inc.

New York, NY

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

UBS Global Asset Management (US) Inc. (“UBS”), with more than $76.6 billion in assets under management and whose usual investment minimum is $50 million, became subadviser to the Fund on August 31, 2001.

Investment Objective

The objective of the Enterprise Strategic Allocation Fund is to seek total return.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -22.07 percent. The Fund outperformed its benchmark, the S&P 500 Index, which returned -22.11 percent. By comparison, the Fund underperformed its peer group, the Lipper Flexible Portfolio Fund Index, which returned -14.71 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	08/31/01-12/31/02
With Sales Charge	-25.80%	-18.99%
Without Sales Charge	-22.07%	-15.98%
S&P 500 Index*	-22.11%	-15.99%
Lipper Flexible Portfolio Fund Index*	-14.71%	-10.40%

Class C	1-Year	08/31/01-12/31/02
With Sales Charge	-24.01%	-17.00%
Without Sales Charge	-22.49%	-16.37%
S&P 500 Index*	-22.11%	-15.99%
Lipper Flexible Portfolio Fund Index*	-14.71%	-10.40%

Class B	1-Year	08/31/01-12/31/02
With Sales Charge	-26.36%	-18.89%
Without Sales Charge	-22.49%	-16.37%
S&P 500 Index*	-22.11%	-15.99%
Lipper Flexible Portfolio Fund Index*	-14.71%	-10.40%

Class Y	1-Year	08/31/01-12/31/02
Average Annual Return	-21.63%	-15.50%
S&P 500 Index*	-22.11%	-15.99%
Lipper Flexible Portfolio Fund Index*	-14.71%	-10.40%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Flexible Portfolio Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Flexible Portfolio Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)

SUBADVISER’S COMMENTS

The past year proved to be a difficult year for equity investors, with the S&P 500 Index down approximately 22 percent. In accordance with the Model’s recommendations, the Fund was fully invested, 95 percent, in stocks throughout the year.

The equity market’s failure to price in the economy’s emergence from the first recession in a decade was the product of a number of non-economic events that produced negative investors. UBS believes that the technology sector’s substantial decline continued to cast a shadow over the marketplace, as reflected in an overemphasis on risk. More significantly, however, a number of non-market related factors continued to shake investor confidence. UBS believed these included the ongoing threat of terrorism, continued turmoil in the Middle East, and the specter of a war in Iraq. In addition, the ongoing scrutiny of several well-publicized events continued to cast doubt on the validity of corporate accounting methods and the integrity of security recommendations provided by research analysts.

A turning point came on October 9, when the S&P 500 Index bottomed out in the wake of profit warnings from large U.S. companies and ongoing geopolitical concerns. Schering Plough, TXU and EMC all warned they would miss earnings, and market participants were ever more fearful of the prospect of a conflict with Iraq. Shortly thereafter, General Electric, IBM and Hewlett Packard, all large constituents in the S&P 500, announced earnings that either beat or were in-line with consensus estimates. These reports, followed by positive economic news, led the market higher, and the S&P 500 Index rallied into the end of the year, finishing the fourth quarter up 7.92 percent.

Positive signs on the economic front — in-line or better-than-expected retail sales numbers, jobless claims, durable goods orders, and, of course, the housing sector — combined with the Fed’s November move to lower interest rates, further boosted the rally into year-end.

UBS believes that it is the historical behavior of the economy and the equity market that is captured in the Fund Model’s Equity Risk Premium calculation. While UBS feels that the market has taken more time than usual to price in the generally sound economic fundamentals, they believe the market should at some point. Being highly correlated with the economy, the Fund’s equity allocation, designed to track the S&P 500 Index, means it should participate to the extent it is invested in stocks when the market finally reverses the negative emotions of 2002, and prices in an improved economic picture.

An investment in the Fund is subject to the risk that the manager may not correctly predict when to shift the Fund’s assets from one type of investment to another. In addition, investments in equity securities are subject to the risk that stock prices may fall over short or extended periods of time.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 93.44%

Advertising — 0.23%

Interpublic Group of Companies Inc.	1,000	$14,080
Omnicom Group Inc. (o)	500	32,300
TMP Worldwide Inc. (a)	300	3,393

		49,773

Aerospace — 1.82%

Boeing Company	2,100	69,279
General Dynamics Corporation	500	39,685
Goodrich Corporation	300	5,496
Honeywell International Inc.	2,000	48,000
Lockheed Martin Corporation	1,100	63,525
Northrop Grumman Corporation (o)	501	48,569
Raytheon Company	1,000	30,750
Rockwell Collins Inc.	500	11,630
United Technologies Corporation	1,200	74,328

		391,262

Airlines — 0.02%

Delta Air Lines Inc. (o)	400	4,840

Apparel & Textiles — 0.14%

Jones Apparel Group Inc. (a)	300	10,632
Liz Claiborne Inc.	300	8,895
V. F. Corporation (o)	300	10,815

		30,342

Automotive — 0.75%

Delphi Automotive Systems Corporation	1,500	12,075
Ford Motor Company (o)	4,600	42,780
General Motors Corporation (o)	1,400	51,604
Genuine Parts Company (o)	500	15,400
Goodyear Tire & Rubber Company (o)	600	4,086
Johnson Controls Inc. (o)	200	16,034
Navistar International Corporation (a) (o)	200	4,862
Paccar Inc. (o)	300	13,839

		160,680

Banking — 7.03%

AmSouth Bancorporation (o)	900	17,280
Bank of America Corporation	3,700	257,409
Bank of New York Company Inc.	1,800	43,128
Bank One Corporation	2,900	105,995
BB & T Corporation (o)	1,200	44,388
Charter One Financial Inc.	600	17,238
Comerica Inc.	400	17,296
Fifth Third Bancorp	1,400	81,970
First Tennessee National Corporation	300	10,782
FleetBoston Financial Corporation	2,600	63,180
Huntington Bancshares Inc. (o)	600	11,226

	Number of Shares or Principal Amount	Value

J. P. Morgan Chase & Company	5,000	$120,000
KeyCorp	1,100	27,654
Marshall & Ilsley Corporation	600	16,428
Mellon Financial Corporation	1,100	28,721
National City Corporation	1,500	40,980
North Fork Bancorporation Inc.	400	13,496
Northern Trust Corporation	600	21,030
PNC Financial Services Group (o)	700	29,330
Regions Financial Corporation	600	20,016
SouthTrust Corporation	900	22,365
SunTrust Banks Inc.	700	39,844
Synovus Financial Corporation (o)	800	15,520
U.S. Bancorp	4,700	99,734
Union Planters Corporation	500	14,070
Wachovia Corporation	3,400	123,896
Wells Fargo & Company	4,200	196,854
Zions Bancorporation	200	7,870

		1,507,700

Biotechnology — 0.85%

Amgen Inc. (a)	3,200	154,688
Applied Biosystems Group — Applera Corporation (o)	500	8,770
Chiron Corporation (a) (o)	500	18,800

		182,258

Broadcasting — 1.17%

Clear Channel Communications Inc. (a)	1,500	55,935
Univision Communications Inc. (Class A) (a) (o)	600	14,700
Viacom Inc. (Class B) (a)	4,400	179,344

		249,979

Brokers — 0.06%

Bear Stearns Companies Inc. (o)	200	11,880

Building & Construction — 0.55%

Lowe’s Companies Inc. (o)	1,900	71,250
Masco Corporation (o)	1,200	25,260
Pulte Homes Inc. (o)	200	9,574
Vulcan Materials Company (o)	300	11,250

		117,334

Business Services — 0.66%

Automatic Data Processing Inc.	1,500	58,875
Computer Sciences Corporation (a)	400	13,780
Concord EFS Inc. (a)	1,300	20,462
Paychex Inc.	900	25,110
Robert Half International Inc. (a)	500	8,055
Xerox Corporation (a) (o)	1,800	14,490

		140,772

Cable — 0.63%

Comcast Corporation (Class A) (a) (o)	5,700	134,349

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Chemicals — 1.41%

Air Products & Chemicals Inc.	600	$25,650
Dow Chemical Company	2,300	68,310
Du Pont (E. I.) de Nemours & Company	2,500	106,000
Eastman Chemical Company	200	7,354
Ecolab Inc.	300	14,850
Engelhard Corporation	400	8,940
PPG Industries Inc.	400	20,060
Praxair Inc.	400	23,108
Rohm & Haas Company	600	19,488
Sigma-Aldrich Corporation (o)	200	9,740

		303,500

Computer Hardware — 4.29%

Apple Computer Inc. (a)	900	12,897
Cisco Systems Inc. (a)	17,900	234,490
Dell Computer Corporation (a)	6,400	171,136
EMC Corporation (a)	5,500	33,770
Gateway Inc. (a) (o)	1,000	3,140
Hewlett-Packard Company	7,600	131,936
International Business Machines Corporation	4,200	325,500
NCR Corporation (a) (o)	300	7,122

		919,991

Computer Services — 0.53%

Comverse Technology Inc. (a)	500	5,010
Convergys Corporation (a)	400	6,060
Electronic Data Systems Corporation	1,200	22,116
Sabre Holdings Corporation (a)	400	7,244
Sun Microsystems Inc. (a)	7,800	24,258
Sungard Data Systems Inc. (a)	700	16,492
Unisys Corporation (a) (o)	800	7,920
Yahoo! Inc. (a) (o)	1,500	24,525

		113,625

Computer Software — 4.60%

Adobe Systems Inc.	600	14,880
Autodesk Inc. (o)	300	4,290
BMC Software Inc. (a)	600	10,266
Citrix Systems Inc. (a)	400	4,928
Computer Associates International Inc.	1,400	18,900
Compuware Corporation (a)	1,000	4,800
Electronic Arts Inc. (a) (o)	400	19,908
Intuit Inc. (a)	500	23,460
Mercury Interactive Corporation (a) (o)	200	5,930
Microsoft Corporation (a)	13,300	687,610
Novell Inc. (a)	1,000	3,340
Oracle Corporation (a)	13,300	143,640
PeopleSoft Inc. (a)	800	14,640
Rational Software Corporation (a)	500	5,195

	Number of Shares or Principal Amount	Value

Siebel Systems Inc. (a)	1,200	$8,976
Veritas Software Corporation (a)	1,000	15,620

		986,383

Conglomerates — 0.08%

Textron Inc.	400	17,196

Construction — 0.09%

Centex Corporation (o)	200	10,040
Fluor Corporation	200	5,600
KB Home (o)	100	4,285

		19,925

Consumer Durables — 0.20%

Dana Corporation	500	5,880
Harley-Davidson Inc.	800	36,960

		42,840

Consumer Non-Durables — 0.15%

Avon Products Inc.	600	32,322

Consumer Products — 3.12%

Alberto-Culver Company (Class B) (o)	200	10,080
Black & Decker Corporation	200	8,578
Brunswick Corporation	300	5,958
Clorox Company	600	24,750
Colgate-Palmolive Company	1,300	68,159
Eastman Kodak Company (o)	700	24,528
Gillette Company	2,600	78,936
International Flavors & Fragrances Inc.	300	10,530
Kimberly-Clark Corporation	1,300	61,711
Mattel Inc.	1,100	21,065
Maytag Corporation	200	5,700
Newell Rubbermaid Inc.	700	21,231
Nike, Inc. (Class B)	700	31,129
Procter & Gamble Company	3,200	275,008
Sherwin-Williams Company	400	11,300
Whirlpool Corporation (o)	200	10,444

		669,107

Consumer Services — 1.22%

Apollo Group Inc. (Class A) (a)	400	17,600
First Data Corporation	1,900	67,279
United Parcel Service Inc.	2,800	176,624

		261,503

Containers/Packaging — 0.10%

Ball Corporation	100	5,119
Pactiv Corporation (a)	400	8,744
Sealed Air Corporation (a) (o)	200	7,460

		21,323

Crude & Petroleum — 3.89%

Anadarko Petroleum Corporation	600	28,740
Burlington Resources Inc.	500	21,325
ChevronTexaco Corporation (o)	2,700	179,496

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

ExxonMobil Corporation	16,700	$583,498
Unocal Corporation	700	21,406

		834,465

Drugs & Medical Products — 0.12%

Becton, Dickinson & Company	600	18,414
Thermo Electron Corporation (a)	400	8,048

		26,462

Electrical Equipment — 3.29%

Dominion Resources Inc.	800	43,920
Emerson Electric Company	1,100	55,935
General Electric Company	24,700	601,445
Tektronix Inc. (a)	200	3,638

		704,938

Electronics — 0.34%

Broadcom Corporation (Class A) (a) (o)	700	10,542
KLA-Tencor Corporation (a) (o)	500	17,685
Micron Technology Inc. (a)	1,500	14,610
QLogic Corporation (a) (o)	200	6,902
Rockwell International Corporation	500	10,355
Sanmina-SCI Corporation (a) (o)	1,400	6,286
Solectron Corporation (a)	2,100	7,455

		73,835

Energy — 1.20%

AES Corporation (a) (o)	1,500	4,530
American Power Conversion Corporation (a)	500	7,575
Calpine Corporation (a) (o)	1,100	3,586
Centerpoint Energy Inc. (o)	900	7,650
Cinergy Corporation (o)	400	13,488
DTE Energy Company	400	18,560
Duke Energy Corporation	2,200	42,988
Entergy Corporation	600	27,354
Exelon Corporation	800	42,216
FirstEnergy Corporation	800	26,376
Progress Energy Inc.	600	26,010
TECO Energy Inc. (o)	500	7,735
TXU Corporation	800	14,944
Williams Companies Inc. (o)	1,600	4,320
Xcel Energy Inc.	1,000	11,000

		258,332

Entertainment & Leisure — 0.69%

Carnival Corporation (o)	1,500	37,425
Harrah’s Entertainment Inc. (a)	300	11,880
International Game Technology (a)	200	15,184
Walt Disney Company	5,100	83,181

		147,670

Fiber Optics — 0.11%

CIENA Corporation (a) (o)	1,100	5,654
Corning Inc. (a) (o)	2,900	9,599
JDS Uniphase Corporation (a) (o)	3,600	8,892

		24,145

	Number of Shares or Principal Amount	Value

Finance — 1.95%

Capital One Financial Corporation (o)	600	$17,832
Deluxe Corporation	200	8,420
Equifax Inc.	400	9,256
Fiserv Inc. (a)	500	16,975
Franklin Resources Inc.	600	20,448
Goldman Sachs Group Inc.	1,200	81,720
H&R Block Inc. (o)	400	16,080
Household International Inc.	1,200	33,372
Lehman Brothers Holdings Inc.	600	31,974
MBNA Corporation	3,200	60,864
MGIC Investment Corporation	300	12,390
Moody’s Corporation	400	16,516
Providian Financial Corporation (a) (o)	700	4,543
SLM Corporation (o)	400	41,544
State Street Corporation (o)	800	31,200
Stilwell Financial Inc.	600	7,842
T. Rowe Price Group Inc.	300	8,184

		419,160

Food, Beverages & Tobacco — 5.63%

Albertson’s Inc.	900	20,034
Anheuser-Busch Companies, Inc.	2,100	101,640
Archer-Daniels-Midland Company	1,600	19,840
Brown-Forman Corporation (Class B)	200	13,072
Campbell Soup Company	1,000	23,470
Coca-Cola Company	6,100	267,302
Coca-Cola Enterprises Inc.	1,100	23,892
Conagra Inc.	1,300	32,513
Del Monte Foods Company (a)	402	3,095
Fortune Brands Inc.	400	18,604
General Mills Inc. (o)	900	42,255
H.J. Heinz Company	900	29,583
Hershey Foods Corporation	300	20,232
Kellogg Company	1,000	34,270
Pepsi Bottling Group Inc.	700	17,990
PepsiCo Inc.	4,300	181,546
Philip Morris Companies Inc.	5,100	206,703
R.J. Reynolds Tobacco Holdings Inc. (o)	200	8,422
Sara Lee Corporation	1,900	42,769
Supervalu Inc. (o)	400	6,604
Sysco Corporation	1,600	47,664
Wendy’s International Inc.	300	8,121
Winn-Dixie Stores Inc. (o)	400	6,112
Wrigley (William Jr.) Company	600	32,928

		1,208,661

Forest Products — 0.06%

Plum Creek Timber Company Inc.	500	11,800

Health Care — 0.66%

Aetna Inc.	400	16,448
Anthem Inc. (a) (o)	300	18,870

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Bausch & Lomb Inc. (o)	100	$3,600
C.R. Bard Inc.	100	5,800
HCA Inc.	1,300	53,950
HEALTHSOUTH Corporation (a)	1,100	4,620
McKesson Corporation	700	18,921
Tenet Healthcare Corporation (a)	1,200	19,680

		141,889

Hotels & Restaurants — 0.65%

Darden Restaurants Inc.	400	8,180
Hilton Hotels Corporation	1,000	12,710
Marriott International Inc. (Class A)	600	19,722
McDonald’s Corporation	3,100	49,848
Starbucks Corporation (a)	1,000	20,380
Starwood Hotels & Resorts Worldwide Inc.	500	11,870
Yum Brands Inc. (a)	700	16,954

		139,664

Insurance — 0.89%

ACE Ltd.	700	20,538
AFLAC Inc.	1,300	39,156
Aon Corporation (o)	800	15,112
Cigna Corporation	400	16,448
Jefferson-Pilot Corporation	400	15,244
Marsh & McLennan Companies Inc.	1,300	60,073
Progressive Corporation	500	24,815

		191,386

Life Insurance — 0.05%

Torchmark Corporation	300	10,959

Machinery — 0.72%

Caterpillar Inc. (o)	900	41,148
Deere & Company	600	27,510
Dover Corporation	500	14,580
Illinois Tool Works Inc.	800	51,888
Pitney Bowes Inc.	600	19,596

		154,722

Manufacturing — 1.48%

3M Company	1,000	123,300
American Standard Companies Inc. (a)	200	14,228
Avery Dennison Corporation	300	18,324
Cintas Corporation	400	18,300
Cooper Industries Ltd. (Class A) (a)	300	10,935
Danaher Corporation (o)	400	26,280
Eaton Corporation	200	15,622
Ingersoll-Rand Company Ltd.	400	17,224
ITT Industries Inc.	200	12,138
Leggett & Platt Inc.	500	11,220
Millipore Corporation (a)	100	3,400
Molex Inc. (o)	500	11,520
Parker-Hannifin Corporation	300	13,839

	Number of Shares or Principal Amount	Value

Stanley Works	300	$10,374
W.W. Grainger Inc.	200	10,310

		317,014

Media — 0.91%

AOL Time Warner Inc. (a)	11,100	145,410
Gannett Company Inc.	700	50,260

		195,670

Medical Instruments — 1.39%

Biomet Inc.	600	17,196
Boston Scientific Corporation (a)	1,000	42,520
Guidant Corporation (a)	800	24,680
Medtronic Inc.	3,000	136,800
St. Jude Medical Inc. (a)	400	15,888
Stryker Corporation	500	33,560
Waters Corporation (a)	300	6,534
Zimmer Holdings Inc. (a)	500	20,760

		297,938

Medical Services — 1.09%

Biogen Inc. (a) (o)	400	16,024
Cardinal Health Inc.	1,100	65,109
Genzyme Corporation (a) (o)	500	14,785
Health Management Associates Inc. (Class A) (a)	600	10,740
Humana Inc. (a) (o)	400	4,000
IMS Health Inc.	700	11,200
Manor Care Inc. (a)	300	5,583
Quest Diagnostics Inc. (a)	200	11,380
UnitedHealth Group Inc.	800	66,800
WellPoint Health Networks Inc. (a)	400	28,464

		234,085

Metals & Mining — 0.51%

Alcoa Inc.	2,100	47,838
Freeport McMoRan Copper & Gold (Class B) (a) (o)	400	6,712
Kinder Morgan Inc.	300	12,681
Newmont Mining Corporation (o)	1,000	29,030
Nucor Corporation	200	8,260
United States Steel Corporation	300	3,936

		108,457

Misc. Financial Services — 5.19%

Ambac Financial Group Inc.	300	16,872
American Express Company	3,200	113,120
Charles Schwab Corporation	3,300	35,805
Citigroup Inc.	12,700	446,913
Countrywide Credit Industries Inc.	300	15,495
Fannie Mae	2,500	160,825
Freddie Mac	1,700	100,385
John Hancock Financial Services Inc.	700	19,530
MBIA Inc. (o)	400	17,544

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Merrill Lynch & Company Inc.	2,100	$79,695
Morgan Stanley Dean Witter & Company	2,700	107,784

		1,113,968

Multi-Line Insurance — 2.76%

American International Group Inc.	6,500	376,025
Cincinnati Financial Corporation	400	15,020
Hartford Financial Services Group Inc.	600	27,258
Lincoln National Corporation	400	12,632
Loews Corporation	500	22,230
MetLife Inc. (o)	1,700	45,968
Principal Financial Group (o)	800	24,104
Prudential Financial Inc.	1,400	44,436
SAFECO Corporation	400	13,868
UnumProvident Corporation	600	10,524

		592,065

Oil Services — 1.89%

Amerada Hess Corporation	200	11,010
Apache Corporation	400	22,796
Baker Hughes Inc.	900	28,971
BJ Services Company (a)	400	12,924
Conocophillips	1,700	82,263
Devon Energy Corporation	400	18,360
El Paso Corporation (o)	1,600	11,136
EOG Resources Inc.	300	11,976
Halliburton Company	1,100	20,581
Kerr-McGee Corporation	300	13,290
KeySpan Corporation	400	14,096
Marathon Oil Corporation	800	17,032
Nabors Industries Ltd. (a) (o)	400	14,108
Noble Corporation (a)	300	10,545
Occidental Petroleum Corporation	1,000	28,450
Schlumberger Ltd.	1,500	63,135
Sunoco Inc.	200	6,636
Transocean Sedco Forex Inc.	800	18,560

		405,869

Paper & Forest Products — 0.29%

Bemis Company	100	4,963
Georgia-Pacific Group	600	9,696
International Paper Company	1,200	41,964
Temple-Inland Inc.	100	4,481

		61,104

Paper Products — 0.06%

MeadWestvaco Corporation	500	12,355

Pharmaceuticals — 9.92%

Abbott Laboratories	3,900	156,000
Allergan Inc.	300	17,286
AmerisourceBergen Corporation	300	16,293
Baxter International Inc.	1,500	42,000
Bristol-Myers Squibb Company	4,800	111,120
Eli Lilly & Company	2,800	177,800

	Number of Shares or Principal Amount	Value

Forest Laboratories Inc. (a)	400	$39,288
Johnson & Johnson	7,400	397,454
King Pharmaceuticals Inc. (a)	600	10,314
MedImmune Inc. (a)	600	16,302
Merck & Company Inc.	5,600	317,016
Pfizer Inc.	15,300	467,721
Pharmacia Corporation	3,200	133,760
Schering-Plough Corporation	3,600	79,920
UST Inc.	400	13,372
Watson Pharmaceuticals Inc. (a)	300	8,481
Wyeth	3,300	123,420

		2,127,547

Printing & Publishing — 0.26%

Donnelley (R. R.) & Sons Company	300	6,531
Lexmark International Group Inc. (a) (o)	300	18,150
McGraw-Hill Companies Inc.	500	30,220

		54,901

Property-Casualty Insurance — 0.66%

Allstate Corporation	1,700	62,883
Chubb Corporation	400	20,880
St. Paul Companies Inc.	600	20,430
Travelers Property Casualty Corporation	2,500	36,625

		140,818

Publishing — 0.35%

Dow Jones & Company Inc. (o)	200	8,646
Knight Ridder Inc.	200	12,650
New York Times Company (o)	400	18,292
Tribune Company	800	36,368

		75,956

Raw Materials — 0.17%

Phelps Dodge Corporation (a)	200	6,330
Weyerhaeuser Company (o)	600	29,526

		35,856

Real Estate — 0.41%

Cendant Corporation (a) (o)	2,600	27,248
Equity Office Properties Trust	1,100	27,478
Equity Residential Properties Trust	700	17,206
Simon Property Group Inc.	500	17,035

		88,967

Retail — 6.29%

Autozone Inc. (a)	200	14,130
Bed Bath & Beyond Inc. (a)	700	24,171
Best Buy Company Inc. (a)	800	19,320
Big Lots Inc. (a)	300	3,969
Circuit City Stores Inc.	500	3,710
Costco Wholesale Corporation (a)	1,100	30,866
CVS Corporation	1,000	24,970
Dollar General Corporation	800	9,560
eBay Inc. (a) (o)	800	54,256

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Family Dollar Stores Inc.	400	$12,484
Federated Department Stores Inc. (a)	500	14,380
Gap Inc. (o)	2,200	34,144
Hasbro Inc.	500	5,775
Home Depot Inc.	5,800	138,968
J. C. Penney Company, Inc.	700	16,107
Kohl’s Corporation (a)	800	44,760
Kroger Company (a)	1,900	29,355
Limited Brands	1,300	18,109
May Department Stores Company	800	18,384
Nordstrom Inc. (o)	400	7,588
Office Depot Inc. (a)	800	11,808
Radioshack Corporation (o)	400	7,496
Reebok International Ltd. (a)	200	5,880
Safeway Inc. (a)	1,100	25,696
Sears Roebuck & Company	800	19,160
Staples Inc. (a)	1,200	21,960
Target Corporation	2,300	69,000
Tiffany & Company	400	9,564
TJX Companies Inc.	1,300	25,376
Toys R Us Inc. (a)	600	6,000
Wal-Mart Stores Inc.	10,900	550,559
Walgreen Company	2,500	72,975

		1,350,480

Savings and Loan — 0.50%

Golden West Financial Corporation	400	28,724
Washington Mutual Inc.	2,300	79,419

		108,143

Semiconductors — 2.30%

Advanced Micro Devices Inc. (a) (o)	900	5,814
Altera Corporation (a)	1,000	12,340
Analog Devices Inc. (a) (o)	900	21,483
Applied Materials Inc. (a)	4,100	53,423
Applied Micro Circuits Corporation (a)	800	2,952
Intel Corporation	16,400	255,348
LSI Logic Corporation (a) (o)	1,000	5,770
Maxim Integrated Products Inc.	800	26,432
National Semiconductor Corporation (a)	500	7,505
Novellus Systems Inc. (a)	400	11,232
Nvidia Corporation (a) (o)	400	4,604
Teradyne Inc. (a) (o)	500	6,505
Texas Instruments Inc.	4,300	64,543
Xilinx Inc. (a)	800	16,480

		494,431

Technology — 0.36%

Agilent Technologies Inc. (a) (o)	1,200	21,552
Jabil Circuit Inc. (a) (o)	500	8,960
Linear Technology Corporation	800	20,576
Monsanto Company	700	13,475
Network Appliance Inc. (a) (o)	800	8,000
Symbol Technologies Inc. (o)	600	4,932

		77,495

	Number of Shares or Principal Amount	Value

Telecommunications — 4.06%

ADC Telecommunications Inc. (a)	2,100	$4,389
Alltel Corporation (o)	800	40,800
AT&T Corporation	1,900	49,609
Avaya Inc. (a) (o)	1,000	2,450
BellSouth Corporation	4,600	119,002
Centurytel Inc. (o)	400	11,752
Citizens Communications Company (a)	700	7,385
Lucent Technologies Inc. (a) (o)	8,700	10,962
QUALCOMM Inc. (a)	2,000	72,780
Qwest Communications International Inc. (a)	4,300	21,500
SBC Communications Inc.	8,200	222,302
Scientific Atlanta Inc. (o)	400	4,744
Sprint Corporation	2,200	31,856
Tellabs Inc. (a) (o)	1,100	7,997
Verizon Communications Inc.	6,800	263,500

		871,028

Transportation — 0.74%

Burlington Northern Santa Fe Corporation	900	23,409
CSX Corporation	500	14,155
FedEx Corporation	700	37,954
Norfolk Southern Corporation	1,000	19,990
Southwest Airlines Company (o)	1,900	26,410
Union Pacific Corporation	600	35,922

		157,840

Utilities — 1.13%

Ameren Corporation	400	16,628
American Electric Power Inc. (o)	900	24,597
Consolidated Edison Inc.	500	21,410
Constellation Energy Group Inc.	400	11,128
Edison International (a)	900	10,665
FPL Group Inc.	500	30,065
NiSource Inc. (o)	600	12,000
PG&E Corporation (a) (o)	1,000	13,900
Pinnacle West Capital Corporation	200	6,818
PPL Corporation	400	13,872
Public Service Enterprise Group Inc.	600	19,260
Sempra Energy (o)	500	11,825
Southern Company	1,800	51,102

		243,270

Waste Management — 0.18%

Allied Waste Industries Inc. (a) (o)	500	5,000
Waste Management Inc.	1,500	34,380

		39,380

Wireless Communications — 0.59%

AT&T Wireless Services Inc. (a) (o)	6,800	38,420
Motorola Inc.	5,700	49,305

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value
Nextel Communications Inc. (Class A) (a)	2,400	$27,720
Sprint PCS (a) (o)	2,500	10,950

		126,395

Total Domestic Common Stocks
(Identified cost $24,298,070)		20,048,004

Foreign Stocks — 0.51%

Insurance — 0.11%

XL Capital Ltd. (Class A)	300	23,175

Manufacturing — 0.40%

Tyco International Ltd. (o)	5,000	85,400

Total Foreign Stocks
(Identified cost $228,089)		108,575

U. S. Treasury Obligations — 5.20%

U. S. Treasury Notes — 5.20%

6.125% due 08/15/07	$970,000	1,115,425

Total U. S. Treasury Obligations
(Identified cost $1,038,054)		1,115,425

	Number of Shares or Principal Amount	Value

Repurchase Agreement — 0.47%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03, Proceeds $101,005 Collateral: U.S. Treasury Note $105,000, 2.00% due 11/30/04, Value $106,235	$101,000	$101,000

Total Repurchase Agreement
(Identified cost $101,000)		101,000

Total Investments
(Identified cost $25,665,213)		$21,373,004

Other Assets Less Liabilities — 0.38%		81,738

Net Assets — 100%		$21,454,742

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund

SUBADVISER’S COMMENTS

TCW Investment Management Company

Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., became subadviser of the Enterprise Government Securities Fund on May 1, 1992. TCW manages approximately $80 billion for institutional clients, and its normal investment minimum for this investment objective is $35 million.

Investment Objective

The objective of the Enterprise Government Securities Fund is to seek current income and safety of principal.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned 8.96 percent. The Fund underperformed its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 9.63 percent. The Fund underperformed its peer group, the Lipper General U.S. Government Bond Fund Index, which returned 9.97 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	5-Year	10-Year
With Sales Charge	3.77%	5.85%	6.26%
Without Sales Charge	8.96%	6.89%	6.78%
Lehman Brothers Intermediate Government Bond Index*	9.63%	7.44%	6.91%
Lipper General US Gov’t Bond Fund Index*	9.97%	6.62%	6.36%

Class C	1-Year	5-Year	05/01/97-12/31/02
With Sales Charge	6.25%	6.06%	6.67%
Without Sales Charge	8.28%	6.27%	6.86%
Lehman Brothers Intermediate Government Bond Index*	9.63%	7.44%	7.73%
Lipper General US Gov’t Bond Fund Index*	9.97%	6.62%	7.33%

Class B	1-Year	5-Year	05/01/95-12/31/02
With Sales Charge	3.29%	5.97%	7.22%
Without Sales Charge	8.29%	6.29%	7.22%
Lehman Brothers Intermediate Government Bond Index*	9.63%	7.44%	7.51%
Lipper General US Gov’t Bond Fund Index*	9.97%	6.62%	7.15%

Class Y	1-Year	5-Year	07/31/97-12/31/02
Average Annual Return	9.37%	7.35%	7.39%
Lehman Brothers Intermediate Government Bond Index*	9.63%	7.44%	7.41%
Lipper General US Gov’t Bond Fund Index*	9.97%	6.62%	6.74%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of all publicly held US Treasury, government agency, quasi-federal corporate, and corporate debt guaranteed by the US Government with maturities of 1 to 9.99 years. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper General US Government Bond Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper General US Government Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund — (Continued)

SUBADVISOR’S COMMENTS

The Fund’s mortgage backed holdings underperformed the lagging U.S. Government sector as falling interest rates increased prepayment risk. This underperformance versus the benchmark can be attributed to a noticeable weighting in cash for most of the year, as well as a large weighting in agency bonds. The Fund has historically had a relatively low duration, which causes underperformance versus longer duration bonds in a falling interest rate environment. In 2002, mortgage backed bonds underperformed for most of the year because of low durations. Further, a credit sector rally late in 2002 also contributed to underperformance of mortgages.

The Treasury market outperformed the equity market in 2002 for the third consecutive year, a performance record last observed over 60 years ago, between 1939 and 1941. Corporate accounting scandals, terrorism and political tensions in the Middle East and Asia dampened investor confidence and equity prices, leading many investors to seek the relative safety of the U.S. Treasury market throughout the year.

The Fed kept the overnight bank-lending rate at 1.75 percent until the beginning of November when they implemented a 0.50 percent rate cut to boost economic growth. Although zero percent auto loans and mortgage refinancings provided a boost to consumer spending during the year, lingering weakness in business investment, manufacturing, employment, and confidence dampened the economic recovery in the last half. Unemployment rose to an eight-year high of 6.00 percent in November, but housing remained a bright spot, bolstered by historic lows in mortgage rates and rising home values. Treasuries weakened following news of the Republican Party’s election gains due to the increased likelihood that their proposed tax cuts would increase both the budget deficit and the supply of public debt, putting upward pressure on interest rates. The possibility of a war with Iraq weighed heavily on the market in the fourth quarter, increasing uncertainty, dragging down consumer and market sentiment, and leading investors to the relative safety of the market in U.S. Government securities.

In spite of the record refinancing wave, the mortgage sector earned a respectable return of 8.75 percent in 2002, as investors avoided credit risk and sought the safety and yield of the MBS sector. Mortgages benefited from a lack of credit exposure early in the year and from declining volatility levels in the beginning and end of the year. Mortgages, however, underperformed longer duration fixed income securities during the interest rate rallies in the last half of the year. Mortgages also underperformed in November when the credit sectors staged a strong recovery. Perhaps the most significant outcome of the refinancing wave this year has been the transformation of the mortgage universe. Higher coupon mortgages have been replaced by coupons of 5.50 percent and 6.00 percent, reducing the diversification of the mortgage universe. As a result, mortgage investors are expected to increase their reliance on structured product to minimize prepayment rate risk and earn excess returns.

Although government securities may be guaranteed as to the timely payment of principal and interest, fund shares are not insured and their value will fluctuate based on market conditions.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Principal Amount	Value
Agency Obligations — 91.74%

Fannie Mae — 23.63%

5.50%, due 01/01/09	$791,525	$832,250
6.50%, due 02/01/09	45,545	48,272
5.50%, due 06/01/09	1,477,672	1,560,345
7.00%, due 03/01/14	536,015	572,504
8.00%, due 11/01/16	1,340,084	1,457,389
6.50%, due 08/01/19	3,570,590	3,756,093
10.00%, due 07/01/20	25,222	28,701
9.50%, due 08/01/20	137,176	151,753
9.50%, due 10/01/20	359,239	397,414
6.00%, due 11/01/28	2,453,741	2,546,681
6.00%, due 11/01/28	4,311,910	4,475,232
7.00%, due 11/01/30	1,628,643	1,713,548
5.68%, due 06/01/32 (v)	4,970,156	5,126,257
4.80%, due 12/01/32 (v)	8,000,683	8,140,695
6.00%, due 10/01/32	9,866,578	10,213,497
4.75%, due 11/01/32 (v)	8,991,170	9,273,049
4.50%, due 04/15/33 (TBA)	13,000,000	13,065,000

		63,358,680

Freddie Mac Participation Certificates — 4.54%

7.00%, due 09/01/17	395,365	420,074
7.00%, due 10/01/17	560,896	595,950
10.00%, due 10/01/18	281,518	320,541
10.00%, due 07/01/20	510,375	583,105
10.00%, due 10/01/20	271,255	309,821
9.00%, due 10/01/22	474,660	528,992
6.50%, due 02/01/31	3,565,476	3,715,655
6.50%, due 03/01/31	3,098,177	3,228,674
6.50%, due 05/01/31	2,364,670	2,464,271

		12,167,083

Federal Housing Administration — 0.64%

7.18%, due 02/20/29	1,708,174	1,725,256
Federal Home Loan Banks — 9.23%

6.50%, due 07/01/21	4,603,814	4,829,825
6.00%, due 10/01/31	7,386,192	7,648,477
4.893%, due 11/01/32 (v)	12,000,000	12,280,546

		24,758,848

Government National Mortgage Association — 53.70%

9.00%, due 08/15/16	2,430	2,703
7.00%, due 12/15/27	1,794,567	1,908,527
6.50%, due 08/15/28	800,741	841,728
6.00%, due 01/15/29	2,796,106	2,919,879
6.50%, due 02/20/29	4,450,395	4,646,180
6.50%, due 05/15/29	3,137,327	3,296,897
7.00%, due 06/15/29	1,504,117	1,595,846
7.00%, due 10/15/29	2,519,963	2,673,645
6.50%, due 04/20/31	10,606,442	11,066,847
6.00%, due 12/15/31	9,047,610	9,432,021
6.00%, due 12/15/31	2,541,264	2,649,236
6.00%, due 12/15/31	6,634,284	6,916,158
6.00%, due 01/15/32	9,703,043	10,115,511
6.50%, due 01/15/32	8,297,310	8,714,616
6.50%, due 01/15/32	8,162,473	8,572,997
5.00%, due 03/20/32	4,221,397	4,326,505
6.50%, due 06/15/32	13,281,698	13,949,689
6.00%, due 09/15/32	11,831,132	12,334,064
5.50%, due 12/15/32	17,000,000	17,474,219
5.50%, due 12/15/32	1,000,000	1,027,895
7.00%, due 10/15/33	14,370,149	14,732,648
5.95%, due 11/15/33	4,384,412	4,781,673

		143,979,484

	Principal Amount	Value

Total Agency Obligations
(Identified cost $237,722,419)		$245,989,351

Collateralized Mortgage Obligations — 5.79%

Chase Mortgage Finance Corporation 20.34%, due 05/25/28 (v)	$3,386,325	4,113,359
Structured Asset Securities Corporation 6.75%, due 03/25/29	1,966,753	2,011,854
Fannie Mae Series 1994-10 Class M 6.50%, due 06/25/23	187,571	189,906
Freddie Mac Series 1634 Class SB 8.80%, due 12/15/23 (v)	2,090,056	2,139,437
GNMA Series 2002-42 Class KZ 6.00%, due 06/16/32	4,842,774	4,996,793
PNC Mortgage Securities Corporation 6.25%, due 02/25/14	1,358,698	1,398,610
PNC Mortgage Securities Corporation Series 1998-5 6.625%, due 07/25/28	659,713	678,357

Total Collateralized Mortgage Obligations
(Identified cost $12,883,254)		15,528,316

Commercial Paper — 4.85%

BMW US Capital Corporation 1.31%, due 01/21/03	13,000,000	12,990,539

Total Commercial Paper
(Identified cost $12,990,539)		12,990,539

Repurchase Agreements — 1.42%

State Street Bank & Trust Repurchase Agreement 0.95%, due 01/02/03 Proceeds $3,803,201 Collateral: GNMA $3,805,000, 7.00% due 04/20/32, Value $3,904,036	3,803,000	3,803,000

Total Repurchase Agreements
(Identified cost $3,803,000)		3,803,000

Total Investments
(Identified cost $267,399,212)		$278,311,206

Other Assets Less Liabilities — (3.80)%		(10,180,172)

Net Assets — 100%		$268,131,034

(v)	Variable interest rate security; interest rate is as of December 31, 2002.
(TBA)	To be announced — certain specific security details such as final par amount and maturity date have not yet been determined.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

SUBADVISER’S COMMENTS

Caywood-Scholl Capital Management

San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Caywood-Scholl Capital Management (“Caywood-Scholl”) has been subadviser to the Enterprise High-Yield Bond Fund since its inception in 1987. Caywood-Scholl manages approximately $1.5 billion for institutional clients, and its normal investment minimum is $3 million.

Investment Objective

The objective of the Enterprise High-Yield Bond Fund is to seek maximum current income.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned -0.18 percent. The Fund outperformed its benchmark, the Lehman Brothers High Yield BB Bond Index, which returned -1.79 percent. The Fund outperformed its peer group, the Lipper High Yield Bond Fund Index, which returned -2.41 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	5-Year	10-Year
With Sales Charge	-4.89%	0.67%	6.07%
Without Sales Charge	-0.18%	1.66%	6.58%
Lehman Brothers High Yield BB Bond Index*	-1.79%	4.29%	7.85%
Lipper High Yield Bond Fund Index*	-2.41%	-1.80%	4.69%

Class C	1-Year	5-Year	05/01/97-12/31/02
With Sales Charge	-2.79%	0.88%	2.62%
Without Sales Charge	-0.84%	1.08%	2.81%
Lehman Brothers High Yield BB Bond Index*	-1.79%	4.29%	5.56%
Lipper High Yield Bond Fund Index*	-2.41%	-1.80%	0.35%

Class B	1-Year	5-Year	05/01/95-12/31/02
With Sales Charge	-5.45%	0.81%	4.88%
Without Sales Charge	-0.83%	1.08%	4.88%
Lehman Brothers High Yield BB Bond Index*	-1.79%	4.29%	7.14%
Lipper High Yield Bond Fund Index*	-2.41%	-1.80%	3.21%

Class Y	1-Year	5-Year	07/31/97-12/31/02
Average Annual Return	0.29%	2.14%	2.79%
Lehman Brothers High Yield BB Bond Index*	-1.79%	4.29%	4.54%
Lipper High Yield Bond Fund Index*	-2.41%	-1.80%	-0.91%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers High Yield BB Bond Index is an unmanaged index of fixed rate, public non-convertible securities that are rated Ba1 or lower by Moody’s Investor Services, or BB+ or lower by Standard & Poors, if a Moody’s rating is not available. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper High Yield Bond Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper High Yield Bond Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)

SUBADVISER’S COMMENTS

For the Fund, 2002 was one of the most difficult markets since the early 1990s. The combination of credit deterioration, credit rating migration, stock market volatility/losses, bankruptcy acceleration, lack of access to capital, terrorist threats, fear of deflation, corporate malfeasance, faulty accounting, potential for war, and numerous SEC investigations gave high yield investors plenty to worry about. As a result it was a very volatile year characterized by relatively thin markets and tremendous price moves on scant activity. Despite the problematic conditions, the Fund performed relatively well for the year.

The high-yield marketplace’s fundamentals were a mixed bag at the end of the fourth quarter. On the positive front, default rates appear to be declining; though on a historical basis they are still high. In 2002 default rates peaked at 10.68 percent, as compared to their previous peak of 12.79 percent in 1991. At the end of November the trailing twelve-month default rate was 8.70 percent. Continued pressure on default statistics is due mostly to the fallen angel universe. Bankruptcies of larger cap companies such as Conseco and United Airlines tend to dwarf that of a typical high-yield issuer.

Some of the more mixed signals within the market’s fundamental picture are corporate profitability, access to capital, and the domestic economy. Corporate profitability appears to be on the mend albeit at a very slow pace. The frustrating rate of profit recovery is a function of over-capacity, an uncertain economic backdrop, and lackluster final demand. Caywood-Scholl does not anticipate any near-term changes to this equation. So while corporate America gradually reduces its cost structure, Caywood-Scholl believes a slow methodical increase in profits should occur. Access to capital, which was an area of great concern this past summer, appears to have improved in the fourth quarter. The U.S. markets have seen an uptick in demand from both the bank loan and high-yield markets. However, terms and pricing of debt capital have not uniformly improved, with certain industries finding access to capital very difficult. The market for equity capital remains difficult for leveraged companies. In general, the equity markets have rewarded companies for lowering their leverage, but in many cases it has been difficult to raise these funds. Accordingly, balance sheet repair has been slow. Lastly, the general economy is sluggish. Consensus GDP for 2003 at 2.6 percent appears somewhat optimistic and is predicated on backend-loaded growth. Caywood-Scholl’s concerns pertaining to corporate investment, consumer confidence, and the global economy lead them to believe GDP growth should slightly underperform consensus.

As for some of the larger problems within the market’s fundamental balance, corporate malfeasance and the geopolitical situation are ever evolving. The negative influence of corporate misdeeds appears to have somewhat waned during the fourth quarter. New revelations of corporate cheating diminished, and disclosure on past transgression has moved from the front pages to the middle sections of the press. Progress was made in dealing with some of the more notorious figures from the various scandals and Wall Street partially settled with the SEC for their complicity in these matters. This is not to downplay the damage that has been done to investor confidence but to identify that the healing process is progressing. Lastly, what can you say about geopolitical risk? The U.S. appears to be at the threshold of war, North Korea has increased global instability, and weariness of terrorist activity is ever present. The overlay of geopolitical risk will not recede in coming quarters, but rise and fall with the unfolding of events. The market is slowly adjusting to this reality by moderating and diversifying risk and inflating temporary safe havens, for example treasuries and gold, until investable trends are discerned.

The U.S. markets ended the year on a solid technical foundation. Through the year, the Fund benefited from investors’ desire to increase allocations to fixed-income while seeking broader portfolio diversification. This trend in demand appeared to accelerate in the fourth quarter, perhaps due to high-yield’s oversold condition established in the third quarter. As a result, the market experienced a strong technical rally beginning early in October, which did not slow until mid December. During this period new allocations of cash and reductions of cash positions within portfolios bolstered the market.

Against this demand, supply remained rather tame, though December was one of the busiest months of the year. Total issuance for the fourth quarter was $15.0 billion bringing issuance for the year to $65.7 billion. This compares to $53.8 billion in 2000 and $83.7 billion in 2001.

There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Corporate Bonds — 85.52%

Apparel & Textiles — 1.80%

Fruit of the Loom Inc. 8.875%, due 04/15/06 (b)	$300,000	$6,750
Levi Strauss & Company 7.00%, due 11/01/06	1,100,000	957,000
Levi Strauss & Company 12.25%, due 12/15/12 (144A)	1,500,000	1,470,000
Levi Strauss & Company 11.625%, due 01/15/08 (o)	925,000	904,187

		3,337,937

Automotive — 2.83%

Autonation Inc. 9.00%, due 08/01/08	1,500,000	1,515,000
Avis Group Holdings Inc. 11.00%, due 05/01/09	750,000	821,250
Navistar International Corporation 9.375%, due 06/01/06	650,000	624,000
Sonic Automotive Inc. 11.00%, due 08/01/08 (o)	1,150,000	1,173,000
United Rentals Inc. 9.25%, due 01/15/09 (o)	50,000	40,875
United Rentals Inc. (Series B) 8.80%, due 08/15/08 (o)	1,350,000	1,076,625

		5,250,750

Banking — 0.84%

Western Financial Bank 8.875%, due 08/01/07	850,000	823,438
Western Financial Bank 9.625%, due 05/15/12	750,000	727,500

		1,550,938

Broadcasting — 1.66%

Echostar DBS Corporation 9.125%, due 01/15/09	500,000	526,250
Echostar DBS Corporation 9.375%, due 02/01/09	1,750,000	1,850,625
Sinclair Broadcast Group Inc. 8.75%, due 12/15/11	650,000	699,563

		3,076,438

Building & Construction — 1.46%

Building Materials Corporation America 7.75%, due 07/15/05	350,000	290,500
Integrated Electrical Services 9.375%, due 02/01/09	250,000	230,000
Integrated Electrical Services 9.375%, due 02/01/09 (o)	1,650,000	1,518,000
Nortek Inc. 8.875%, due 08/01/08	400,000	409,000
Nortek Inc. (Series B) 9.125%, due 09/01/07	250,000	256,250

		2,703,750

	Number of Shares or Principal Amount	Value

Business Services — 1.10%

Xerox Corporation 9.75%, due 01/15/09 (144A) (o)	$450,000	$432,000
Xerox Corporation 7.20%, due 04/01/16 (o)	2,150,000	1,612,500

		2,044,500

Cable — 2.17%

Adelphia Communications Corporation 8.375%, due 02/01/08 (b) (o)	250,000	92,500
Adelphia Communications Corporation 7.875%, due 05/01/09 (b) (o)	250,000	92,500
Adelphia Communications Corporation 9.375%, due 11/15/09 (b)	600,000	231,000
Adelphia Communications Corporation 10.875%, due 10/01/10 (b) (o)	250,000	95,000
Charter Communication Holdings 8.625%, due 04/01/09	1,450,000	645,250
Charter Communications Holdings 10.75%, due 10/01/09	200,000	90,500
Cox Communications Inc. 6.75%, due 03/15/11 (o)	800,000	860,786
CSC Holdings Inc. 7.625%, due 04/01/11	2,000,000	1,877,500
CSC Holdings Inc. 8.125%, due 07/15/09 (o)	50,000	48,063

		4,033,099

Chemicals — 1.42%

FMC Corporation 10.25%, due 11/01/09 (144A)	1,000,000	1,080,000

Lyondell Chemical Company 9.875%, due 05/01/07	450,000	432,000
PCI Chemicals Canada Company 10.00%, due 12/31/08 (o)	253,742	177,619
Pioneer Americas Inc. 5.298%, due 12/31/06 (v)	84,581	58,467
Scotts Company 8.625%, due 01/15/09	$850,000	896,750

		2,644,836

Communications — 0.00%

Globalstar Telecommunications (Wts) (a) (d) (m) (144A)	700	—
Loral Space & Communication Ltd. (Wts) (a)	850	164
Loral Space & Communications (Wts) (a)	5,584	335

		499

Computer Software — 0.00%

Verado Holdings Inc. (Wts) (a)	500	139

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Consumer Products — 2.62%

Chattem Inc. (Series B) 8.875%, due 04/01/08	$734,000	$756,020
Elizabeth Arden Inc. 11.75%, due 02/01/11 (o)	850,000	875,500
French Fragrances Inc. (Series B) 10.375%, due 05/15/07 (o)	550,000	517,000
French Fragrances Inc. (Series D) 10.375%, due 05/15/07	150,000	136,500
Sealy Mattress Company (Series B) 10.875%, due 12/15/07 (o)	2,650,000	2,570,500

		4,855,520

Containers/Packaging — 1.62%

Ball Corporation 6.875%, due 12/15/12 (144A)	400,000	402,000
Owens Brockway Glass Container 8.75%, due 11/15/12 (144A)	450,000	456,750
Owens Illinois Inc. 8.10%, due 05/15/07 (o)	350,000	337,750
Owens Illinois Inc. 7.35%, due 05/15/08 (o)	1,250,000	1,159,375
Owens Illinois Inc. 7.50%, due 05/15/10 (o)	700,000	644,000

		2,999,875

Electrical Equipment — 0.67%

BRL Universal Equipment 8.875%, due 02/15/08	1,200,000	1,248,000

Energy — 4.52%

Calpine Canada Energy Finance 8.50%, due 05/01/08	2,325,000	1,011,375
Calpine Corporation 7.75%, due 04/15/09 (o)	800,000	336,000
CMS Energy Corporation 8.90%, due 07/15/08	700,000	623,000
CMS Energy Corporation 7.50%, due 01/15/09	850,000	722,500
CMS Energy Corporation 9.875%, due 10/15/07 (o)	550,000	522,500
Cogentrix Energy Inc. 8.75%, due 10/15/08	1,250,000	582,339
El Paso Corporation 7.00%, due 05/15/11 (o)	1,950,000	1,326,000
Illinois Power Company 11.50%, due 12/15/10 (144A)	2,000,000	1,930,000
Ocean Energy Inc. (Series B) 8.375%, due 07/01/08	650,000	684,125
PSEG Power 6.95%, due 06/01/12	650,000	659,967

		8,397,806

Entertainment & Leisure — 0.14%

International Game Technology 7.875%, due 05/15/04	250,000	260,000

	Number of Shares or Principal Amount	Value

Food, Beverages & Tobacco — 5.47%

Canandaigua Brands Inc. 8.625%, due 08/01/06	$550,000	$583,000
Canandaigua Brands Inc. 8.50%, due 03/01/09 (o)	500,000	523,750
Cott Beverages Inc. 8.00%, due 12/15/11	450,000	477,000
Dole Food Inc. 7.25%, due 05/01/09	750,000	726,354
Ingles Markets Inc. 8.875%, due 12/01/11	2,150,000	1,988,750
Land O Lakes Inc. 8.75%, due 11/15/11	350,000	194,250
NBTY Inc. (Series B) 8.625%, due 09/15/07	1,000,000	1,015,000
Smithfield Foods Inc 7.625%, due 02/15/08	1,125,000	1,096,875
Stater Brothers Holdings Inc. 10.75%, due 08/15/06	1,850,000	1,877,750
Winn-Dixie Stores Inc. 8.875%, due 04/01/08 (o)	1,625,000	1,661,562

		10,144,291

Health Care — 2.84%

Advanced Med Optics Inc. 9.25%, due 07/15/10	1,750,000	1,802,500
Beverly Enterprises Inc. 9.625%, due 04/15/09 (o)	950,000	798,000
Columbia/HCA Healthcare Corporation 7.25%, due 05/20/08	150,000	160,619
HCA Inc. 6.95%, due 05/01/12	300,000	316,145
Healthsouth Corporation 8.50%, due 02/01/08	650,000	559,000
Healthsouth Corporation 7.625%, due 06/01/12	700,000	577,500
Healthsouth Corporation 10.75%, due 10/01/08 (o)	750,000	633,750
Vicar Operating Inc. 9.875%, due 12/01/09	400,000	432,000

		5,279,514

Hotels & Restaurants — 12.51%

Boyd Gaming Corporation 9.50%, due 07/15/07	750,000	785,625
Boyd Gaming Corporation 7.75%, due 12/15/12 (144A)	2,100,000	2,055,375
Circus Circus Enterprises Inc. 9.25%, due 12/01/05	900,000	940,500
Felcor Lodging Limited Partnership 8.50%, due 06/01/11	600,000	591,000
Felcor Lodging Limited Partnership 9.50%, due 09/15/08 (o)	650,000	663,000
Foodmaker Corporation (Series B) 9.75%, due 11/01/03	200,000	200,000
Foodmaker Inc. 8.375%, due 04/15/08	1,925,000	1,951,469

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value
Hilton Hotels Corporation 7.625%, due 05/15/08	$2,100,000	$2,148,601
Hilton Hotels Corporation 7.625%, due 12/01/12	100,000	100,985
HMH Properties Inc. 7.875%, due 08/01/08	250,000	242,500
Host Marriott LP 9.50%, due 01/15/07	1,200,000	1,218,000
John Q Hammons Hotels LP 8.875%, due 05/15/12	350,000	351,750
Mandalay Resort Group 10.25%, due 08/01/07 (o)	1,100,000	1,207,250
Meristar Hospitality Operating 9.125%, due 01/15/11	1,825,000	1,587,750
MGM Grand Inc. 9.75%, due 06/01/07	1,000,000	1,105,000
MGM Mirage Inc. 8.50%, due 09/15/10	1,100,000	1,215,500
Mirage Resorts Inc. 6.75%, due 08/01/07	450,000	456,588
Park Place Entertainment Corporation 7.875%, due 03/15/10 (o)	850,000	864,875
Park Place Entertainment Corporation 8.125%, due 05/15/11 (o)	1,600,000	1,660,000
Starwood Hotels & Resorts 7.875%, due 05/01/12 (144A)	1,900,000	1,881,000
Station Casinos Inc. 9.875%, due 07/01/10	500,000	542,500
Station Casinos Inc. 8.875%, due 12/01/08 (o)	650,000	676,000
Yum Brands Inc 7.70%, due 07/01/12	750,000	780,000

		23,225,268

Machinery — 2.80%

Briggs & Stratton Corporation 8.875%, due 03/15/11	2,100,000	2,262,750
Flowserve Corporation 12.25%, due 08/15/10 (o)	1,225,000	1,335,250
Navistar International Corporation 8.00%, due 02/01/08 (Series B) (o)	400,000	324,000
Teekay Shipping Corporation 8.875%, due 07/15/11	1,250,000	1,282,812

		5,204,812

Manufacturing — 1.07%

SPX Corporation 7.50%, due 01/01/13	650,000	658,938
United States Steel Corporation 10.75%, due 08/01/08	1,350,000	1,329,750

		1,988,688

	Number of Shares or Principal Amount	Value

Media — 2.40%

AOL Time Warner Inc. 5.625%, due 05/01/05	$1,000,000	$1,022,587
AOL Time Warner Inc. 6.875%, due 05/01/12	1,600,000	1,689,766
Corus Entertainment Inc. 8.75%, due 03/01/12	1,650,000	1,746,938

		4,459,291

Medical Instruments — 1.20%

Charles River Labs Inc. (Wts) (a)	350	88,658
Fisher Scientific International Inc. 9.00%, due 02/01/08	$1,050,000	1,094,625
Fisher Scientific International Inc. 8.125%, due 05/01/12 (o)	1,000,000	1,035,000

		2,218,283

Medical Services — 2.19%

AmerisourceBergen Corporation 8.125%, due 09/01/08	650,000	692,250
AmerisourceBergen Corporation 7.25%, due 11/15/12 (144A)	300,000	307,500
NDChealth Corporation 10.50%, due 12/01/12 (144A)	1,550,000	1,550,000
Triad Hospitals Holdings Inc. 11.00%, due 05/15/09	450,000	497,250
Triad Hospitals Inc. 8.75%, due 05/01/09	150,000	160,688
Warner Chilcott Inc. 12.625%, due 02/15/08	750,000	859,687

		4,067,375

Metals & Mining — 2.29%

AK Steel Corporation 7.875%, due 02/15/09	700,000	707,000
Alaska Steel Corporation 7.75%, due 06/15/12 (144A)	500,000	503,750
Dresser Inc. 9.375%, due 04/15/11	1,100,000	1,105,500
Panhandle Eastern Pipe Line Company 7.875%, due 08/15/04	500,000	509,012
Steel Dynamics Inc. 9.50%, due 03/15/09	600,000	628,500
Williams Companies Inc. 7.125%, due 09/01/11 (o)	1,225,000	802,375

		4,256,137

Misc. Financial Services — 1.72%

Ford Motor Credit Company 6.50%, due 01/25/07	600,000	592,631
Ford Motor Credit Company 7.25%, due 10/25/11	650,000	631,590
Pemex Project Funding Master Trust 9.125%, due 10/13/10	1,400,000	1,603,000
Ucar Finance Inc. 10.25%, due 02/15/12	450,000	357,750

		3,184,971

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Oil Services — 4.21%

Chesapeake Energy Corporation 8.375%, due 11/01/08	$500,000	$517,500
Chesapeake Energy Corporation 8.125%, due 04/01/11	1,100,000	1,133,000
Grant Prideco Inc. 9.625%, due 12/01/07	500,000	530,000
Grant Prideco Inc. 9.00%, due 12/15/09 (144A)	200,000	208,000
Key Energy Services Inc. 8.375%, due 03/01/08	750,000	783,750
Nuevo Energy Company 9.50%, due 06/01/08 (o)	900,000	927,000
Pioneer Natural Resources Company 9.625%, due 04/01/10	2,900,000	3,449,988
Westport Resources Corporation 8.25%, due 11/01/11 (144A)	250,000	262,500

		7,811,738

Paper & Forest Products — 1.48%

Buckeye Technologies Inc. 8.00%, due 10/15/10	130,000	104,975
Georgia Pacific Corporation 8.125%, due 05/15/11 (o)	1,500,000	1,425,000
Georgia Pacific Corporation 9.50%, due 12/01/11 (o)	1,250,000	1,225,000

		2,754,975

Pharmaceuticals — 1.67%

AdvancePCS 8.50%, due 04/01/08	1,450,000	1,508,000
Biovail Corporation 7.875%, due 04/01/10	1,600,000	1,600,000

		3,108,000

Printing & Publishing — 1.51%

Dex Media East Llc 12.125%, due 11/15/12 (144A)	1,500,000	1,661,250
Nebraska Book Company Inc. 8.75%, due 02/15/08	250,000	245,000
Primedia Inc. 8.875%, due 05/15/11 (o)	1,000,000	905,000

		2,811,250

Retail — 7.77%

Amerigas Partners LP / Amerigas Eagle Finance Corporation 8.875%, due 05/20/11	1,250,000	1,300,000
Buhrmann U.S. Inc. 12.25%, due 11/01/09 (o)	550,000	511,500
Cole National Group Inc. 8.625%, due 08/15/07	1,695,000	1,601,775
Ferrell Gas Partner LP 8.75%, due 06/15/12	600,000	621,000
Gap Inc. 10.55%, due 12/15/08 (o)	2,050,000	2,234,500
K Mart Corporation 9.875%, due 06/15/08 (144A) (b)	800,000	116,000

	Number of Shares or Principal Amount	Value
Michaels Stores Inc. 9.25%, due 07/01/09	$1,900,000	$2,004,500
Penney (JC) Company Inc 8.25%, due 08/15/22	1,700,000	1,445,000
Penney (JC) Company Inc. 7.65%, due 08/15/16 (o)	1,000,000	880,000
Penney (JC) Company Inc. 7.95%, due 04/01/17	500,000	450,000
Petco Animal Supplies Inc. 10.75%, due 11/01/11	1,550,000	1,706,937
Saks Inc. 7.50%, due 12/01/10	350,000	330,750
Saks Inc. 8.25%, due 11/15/08 (o)	500,000	497,500
Sears Roebuck Acceptance Corporation 7.00%, due 02/01/11	750,000	723,655

		14,423,117

Semiconductors — 0.48%

Amkor Technology Inc. 9.25%, due 05/01/06	1,050,000	897,750

Telecommunications — 5.04%

Block Communications Inc. 9.25%, due 04/15/09	900,000	929,250
Crown Castle International Corporation 10.625%, due 11/15/07	$1,050,000	945,000
E. Spire Communications Inc. (Wts) (a) (d) (m) (144A)	800	—
Global Crossings Holdings Ltd. 9.625%, due 05/15/08 (b)	$850,000	25,500
Intermedia Communications Inc. (Series B) 11.25%, due 07/15/07 (b) (o)	150,000	60,000
Intermedia Communications Inc. (Series B) 8.50%, due 01/15/08 (b) (o)	300,000	120,000
Level 3 Communications Inc. 6.00%, due 03/15/10	750,000	309,375
Nextel Communications 10.65%, due 09/15/07	1,350,000	1,289,250
Nextel Communications 9.75%, due 10/31/07	350,000	323,750
Nextlink Communications 10.75%, due 11/15/08 (b)	250,000	313
Nextlink Communications 0%/9.45%, due 04/15/08 (b) (c) (o)	850,000	1,062
Panamsat Corporation 8.50%, due 02/01/12 (144A)	1,975,000	1,886,125
Pathnet Inc. 12.25%, due 04/15/08 (b)	$250,000	625
Pathnet Inc. (Wts) (a) (d) (m) (144A)	250	—
Qwest Corporation 8.875%, due 03/15/12 (144A)	$1,050,000	1,018,500
Qwest Services Corporation 13.50%, due 12/15/10 (144A)	476,000	495,040

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value
Sprint Capital Corporation 8.375%, due 03/15/12	$1,300,000	$1,293,500
Telecorp PCS Inc. 10.625%, due 07/15/10	472,000	507,400
Worldcom Inc. 7.50%, due 05/15/11 (b)	600,000	141,000

		9,345,690

Textiles — 1.73%

Interface Inc. 9.50%, due 11/15/05	375,000	337,500
Interface Inc. 10.375%, due 02/01/10 (o)	1,150,000	1,115,500
Phillips Van Heusen Corporation 9.50%, due 05/01/08 (o)	1,750,000	1,754,375

		3,207,375

Utilities — 0.91%

AES Corporation 9.50%, due 06/01/09	475,000	290,938
AES Corporation 9.375%, due 09/15/10 (o)	250,000	150,000
AES Corporation 8.875%, due 02/15/11 (o)	600,000	348,000
Constellation Brands Inc. 8.125%, due 01/15/12	450,000	465,750
Mirant Americas Generation LLC 8.30%, due 05/01/11 (o)	900,000	427,500

		1,682,188

Waste Management — 2.14%

Allied Waste North America Inc. (Series B) 7.375%, due 01/01/04	200,000	200,000
Allied Waste North America Inc. 7.625%, due 01/01/06	900,000	895,500
Allied Waste North America Inc. 8.875%, due 04/01/08	700,000	710,500
Allied Waste North America Inc. 7.875%, due 01/01/09	850,000	837,250
Allied Waste North America Inc. 10.00%, due 08/01/09 (o)	900,000	893,250
Waste Management Inc. 7.375%, due 08/01/10	400,000	437,656

		3,974,156

Wireless Communications — 1.24%

AT&T Wireless 8.125%, due 05/01/12	$1,550,000	1,557,750
Leap Wireless International Inc. (Wts) (a) (d) (m) (144A)	5,000	—
Voicestream Wireless Corporation 11.50%, due 09/15/09	$500,000	522,500
Voicestream Wireless Corporation 10.375%, due 11/15/09	206,647	216,979

		2,297,229

Total Domestic Corporate Bonds
(Identified cost $165,094,497)		158,746,185

	Number of Shares or Principal Amount	Value

Convertible Corporate Bonds — 0.79%

Wireless Communications — 0.79%

Nextel Communications 5.25%, due 01/15/10 (o)	$2,050,000	$1,470,875

Total Convertible Corporate Bonds
(Identified cost $1,334,001)		1,470,875

Domestic Common and Preferred Stocks — 0.28%

Chemicals — 0.01%

Pioneer Companies Inc. (a)	16,408	20,510

Electronics — 0.00%

Axiohm Transaction Solutions (a) (d) (m)	4,056	—

Health Care — 0.20%

Dade Behring Holdings Inc. (a)	23,333	363,995

Telecommunications — 0.07%

Flag Telecom Group (a) (o)	1,460	10,220
Wiltel Communications Group (a) (o)	7,585	119,767

		129,987

Total Domestic Common and Preferred Stocks
(Identified cost $2,445,389)		514,492

Foreign Bonds — 5.32%

Broadcasting — 2.07%

Grupo Televisa 8.00%, due 09/13/11 (o)	$2,500,000	2,606,250
Rogers Communications Inc. 9.125%, due 01/15/06	800,000	769,000
Satelites Mexicanos 10.125%, due 11/01/04	1,200,000	459,000

		3,834,250

Energy — 0.12%

YPF Sociedad Anonima 9.125%, due 02/24/09 (o)	250,000	222,500

Finance — 0.24%

PDVSA Finance Ltd. 9.375%, due 11/15/07	500,000	450,000

Government Bond — 0.87%

United Mexican States 9.875%, due 01/15/07	250,000	297,834
United Mexican States 9.875%, due 02/01/10	800,000	973,485
United Mexican States 8.625%, due 03/12/08 (o)	300,000	344,700

		1,616,019

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Oil Services — 0.62%

Petroleos Mexicano 9.375%, due 12/02/08	$350,000	$404,250
Petroleos Mexicano 9.375%, due 12/02/08 (o)	650,000	750,750

		1,155,000

Telecommunications — 0.64%

Rogers Cantel Inc. 8.80%, due 10/01/07 (o)	1,000,000	840,000
Telewest Communications 0%/9.25%, due 04/15/09 (c)	1,750,000	245,000
Telewest Communications 9.875%, due 02/01/10 (k) (o)	350,000	63,000
Telewest 11.00%, due 10/01/07 (b) (o)	$250,000	45,000

		1,193,000

Transportation — 0.20%

TBS Shipping International Ltd. (Wts) (a) (d) (m)	2,807	—
TBS Shipping International Ltd. (Wts) (a) (d) (m)	3,311	—
TBS Shipping International Ltd. (Common Stock) (Class C) (a) (d) (m)	6,818	—
TBS Shipping International Ltd. 10.00%, due 02/08/08 (d) (m)	$295,057	85,567
TBS Shipping International Ltd. (Preferred Stock) (a) (d) (m)	7,561	—
TBS Shipping International Ltd. (Wts) (a) (d) (m)	12,063	—
TFM 10.25%, due 06/15/07	$300,000	281,250

		366,817

Wireless Communications — 0.56%

Grupo Iusacell 14.25%, due 12/01/06	1,350,000	418,500
Rogers Wireless Inc. 9.625%, due 05/01/11	650,000	614,250

		1,032,750

Total Foreign Bonds
(Identified cost $13,580,088)		9,870,336

U.S. Treasury Notes — 0.35%

4.625%, due 05/15/06	500,000	539,258
4.375%, due 05/15/07	100,000	107,382

Total U.S. Treasury Notes
(Identified cost $613,641)		646,640

Number of Shares or Principal Amount		Value

Repurchase Agreement — 4.53%

State Street Bank & Trust Repurchase Agreement 0.95%, due 01/02/03 Proceeds $8,410,444 Collateral: GNMA $8,410,000, 7.00% due 04/20/32, Value $8,628,894	$8,410,000	$8,410,000

Total Repurchase Agreement
(Identified cost $8,410,000)		8,410,000

Total Investments
(Identified cost $191,477,616)		$179,658,528

Other Assets Less Liabilities — 3.21%		5,960,226

Net Assets — 100%		$185,618,754

(a)	Non-income producing security.
(b)	Security is in bankruptcy and/or is in default of interest payment. Fund has ceased accrual of interest.
(c)	Step Bond — The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date.
(d)	Security is fair valued at December 31, 2002.
(k)	Since December 31, 2002, the security is in bankruptcy and/or is in default of interest payment. Fund has since ceased accrual of interest.
(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(v)	Variable interest rate security; interest rate is as of December 31, 2002.
(Wts)	Warrants — Warrants entitle the Fund to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

SUBADVISER’S COMMENTS

MONY Capital Management, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

MONY Capital Management, Inc. (“MONY Capital”), has been subadviser of the Enterprise Short Duration Bond Fund since inception, November 29, 2002. MONY Capital manages approximately $12 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Short Duration Bond Fund is to seek current income and safety of principal.

2002 Performance Review

For the month of December, Class A shares of the Fund returned 0.34 percent. The Fund underperformed its benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, which returned 1.08 percent. The Fund underperformed its peer group, the Lipper Short Investment Grade Fund Index, which returned 1.00 percent.

Cumulative Total Returns - Periods ending December 31, 2002

Class A	11/30/02-12/31/02
With Sales Charge	-3.15%
Without Sales Charge	0.34%
Lehman Brothers 1-3 Year Gov’t/Credit Index*	1.08%
Lipper Short Investment Grade Fund Index*	1.00%

Class C	11/30/02-12/31/02
With Sales Charge	-1.74%
Without Sales Charge	0.24%
Lehman Brothers 1-3 Year Gov’t/Credit Index*	1.08%
Lipper Short Investment Grade Fund Index*	1.00%

Class B	11/30/02-12/31/02
With Sales Charge	-4.77%
Without Sales Charge	0.23%
Lehman Brothers 1-3 Year Gov’t/Credit Index*	1.08%
Lipper Short Investment Grade Fund Index*	1.00%

Class Y	11/30/02-12/31/02
Cumulative Return	0.34%
Lehman Brothers 1-3 Year Gov’t/Credit Index*	1.08%
Lipper Short Investment Grade Fund Index*	1.00%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers 1-3 Year Gov’t/Credit Index is a subset of the Lehman Brothers Government/Credit Index. It includes all government and investment-grade corporate bonds with maturities from one to three years. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Short Investment Grade Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Short Investment Grade Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund — (Continued)

SUBADVISER’S COMMENTS

The Fund commenced operations on November 29, 2002. In the initial month of operation, MONY Capital’s focus was bringing the Fund up to a fully invested position. Reflecting this start-up position, returns for the month lagged the benchmark.

To date, MONY Capital’s focus has been in several sectors. In the asset-backed arena, the Fund is invested in securities of the most senior, top-rated credit tranches of bonds backed by home mortgages; their floating-rate coupon should insulate against interest-rate movement, but they also provide an additional layer of incremental yield that easily compensates for their nominal credit risk. On the fixed-rate side, the Fund is invested in several short-maturity corporate issuers priced attractively given underlying fundamentals.

There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Domestic Corporate Bonds — 23.90%

Finance — 9.46%

Ford Motor Credit Company 6.70%, due 07/16/04	$250,000	$254,707
General Motors Acceptance Corporation 6.85%, due 06/17/04	250,000	260,357
Household Finance Corporation 5.875%, due 09/25/04	200,000	207,125

		722,189

Forest Products — 3.43%

Weyerhaeuser Company 5.50%, due 03/15/05	250,000	261,705

Media — 6.91%

AOL Time Warner Inc. 5.625%, due 05/01/05	250,000	255,647
Walt Disney Company 7.30%, due 02/08/05	250,000	272,136

		527,783

Misc. Financial Services — 4.10%

CIT Group Holdings Inc. 6.625%, due 06/15/05	300,000	313,136

Total Domestic Corporate Bonds
(Identified cost $1,822,689)		1,824,813

Domestic Asset-Backed Securities — 20.06%

Banking — 6.55%

Countrywide Home Loans Inc., Series 2001-1, Class MV2 2.37%, due 07/25/31 (v)	250,000	249,430
Provident Bank Home Equity Loan Trust, Series 1996-2, Class A2 1.66%, due 01/25/28 (v)	251,743	251,021

		500,451

Misc. Financial Services — 13.50%

Credit Suisse First Boston Mortgage, Series 2002-5, Class A3 1.94%, due 05/25/33 (v)	250,000	250,782
Green Tree Financial Corporation, Series 1997-1, Class A5 6.86%, due 03/15/28	285,323	294,812
Lehman Manufactured Housing, Series 2001-B, Class A3 4.35%, due 05/15/14	235,000	236,733

Structured Asset Securities Corporation, Series 2002-BC10, Class A3 1.85%, due 01/25/33 (v)	250,000	248,828

		1,031,155

Total Domestic Asset-Backed Securities
(Identified cost $1,523,485)		1,531,606

	Number of Shares or Principal Amount	Value

Foreign Asset Backed Securities — 3.27%

Misc. Financial Services — 3.27%

Fusion Capital Ltd., Series 1A, Class Note 2.16%, due 09/19/12 (v) (144A)	$250,000	$250,000

Total Foreign Asset Backed Securities
(Identified cost $250,000)		250,000

Collateralized Mortgage Obligations — 4.54%

Sequoia Mortgage Trust, Series 6, Class A 1.74%, due 04/19/27 (v)	348,867	346,844

Total Collateralized Mortgage Obligations
(Identified cost $346,251)		346,844

Agency Obligations — 40.96%

Fannie Mae — 14.19%

5.50%, due 05/02/06	1,000,000	1,083,526

Federal Home Loan Banks — 13.11%

1.72%, due 01/02/04	1,000,000	1,000,704

Freddie Mac — 13.66%

6.00%, due 07/15/28	1,000,000	1,042,871

Total Agency Obligations
(Identified cost $3,124,697)		3,127,101

Repurchase Agreement — 3.63%

State Street Bank & Trust Repurchase Agreement 0.95%, due 01/02/03 Proceeds $277,015 Collateral: US Treasury Bond $190,000, 8.75% due 08/15/20, Value $294,961	277,000	277,000

Total Repurchase Agreement
(Identified cost $277,000)		277,000

Total Investments
(Identified cost $7,344,122)		$7,357,364

Other Assets Less Liabilities — 3.64%		278,141

Net Assets — 100%		$7,635,505

(v)	Variable interest rate security; interest rate is as of December 31, 2002.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

SUBADVISER’S COMMENTS

MBIA Capital Management Corp.

Armonk, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

MBIA Capital Management Corp. (“MBIA”) became the subadviser to the Enterprise Tax-Exempt Income Fund on January 1, 1998. MBIA manages approximately $36.8 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The investment objective of the Enterprise Tax-Exempt Income Fund is to seek a high level of current income exempt from Federal income tax, with consideration given to preservation of principal.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned 9.09 percent. The Fund underperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 9.60 percent. By comparison, the Fund outperformed its peer group, the Lipper General Muni Debt Fund Index, which returned 8.63 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	5-Year	10-Year
With Sales Charge	3.93%	4.06%	4.95%
Without Sales Charge	9.09%	5.09%	5.47%
Lehman Brothers Municipal Bond Index*	9.60%	6.06%	6.71%
Lipper General Muni Debt Fund Index*	8.63%	4.96%	5.99%

Class C	1-Year	5-Year	05/01/97-12/31/02
With Sales Charge	6.38%	4.30%	4.86%
Without Sales Charge	8.49%	4.51%	5.05%
Lehman Brothers Municipal Bond Index*	9.60%	6.06%	6.86%
Lipper General Muni Debt Fund Index*	8.63%	4.96%	5.94%

Class B	1-Year	5-Year	05/01/95-12/31/02
With Sales Charge	3.49%	4.19%	5.10%
Without Sales Charge	8.49%	4.53%	5.10%
Lehman Brothers Municipal Bond Index*	9.60%	6.06%	6.98%
Lipper General Muni Debt Fund Index*	8.63%	4.96%	6.15%

Class Y	1-Year	11/30/98-12/31/02
Average Annual Return	9.66%	5.30%
Lehman Brothers Municipal Bond Index*	9.60%	5.89%
Lipper General Muni Debt Fund Index*	8.63%	4.73%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors — general obligation, revenue, insured, and pre-refunded. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper General Muni Debt Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper General Municipal Debt Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund — (Continued)

SUBADVISER’S COMMENTS

Interest rates fell 0.50 to 1.50 percent across the yield curve during the year. In 2002 the higher quality sectors of the investment grade market outperformed. Education, water/sewer and transportation were the strongest performing revenue sectors, while the 12-17 year part of the yield curve outperformed the general market. The Fund outperformed the Lipper General Muni Debt Fund Index for 2002. The Fund’s outperformance was due to its high, Aa1, average credit quality and its over-weight to the outperforming education and water/sewer sectors, as well as our over-weight to the intermediate sector of the yield curve. The Fund’s over-weight to outperforming states like Illinois, Washington, Michigan and Nevada also buoyed the Fund’s performance.

During the year, the Fund’s duration lengthened relative to the Lehman Brothers Municipal Bond Index. The strategy for 2002 was to better balance the Fund along the yield curve to better mirror the Lehman Brothers Municipal Bond Index, while at the same time taking advantage of the steepness of the curve by over-weighting the 7-20 year part of the curve. This over-weighting helped the Fund’s performance versus the Index as the 7-20 year range collectively outperformed the overall market for 2002.

Depending on an investor’s specific situation, distributions from this Fund may, at times, be subject to ordinary income, alternative minimum and capital gains taxes. State and local taxes may apply.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Principal Amount	Value

Municipal Bonds — 98.07%

Alabama — 4.85%

Alabama Housing Finance Authority Single Family Mortgage Revenue Series A-1 6.55% due 10/01/14	$210,000	$217,915
Jefferson County Alabama Sewer Revenue Capital Improvement Series A (FGIC Insured) 5.00% due 02/01/33	500,000	500,675
Mobile Alabama Water & Sewer (FGIC Insured) 5.25% due 01/01/18	1,000,000	1,071,250

		1,789,840

Arizona — 6.15%

Mesa Arizona Utility Systems Revenue Refunding Series A (FGIC Insured) 5.00% due 07/01/15	1,000,000	1,103,530
Salt River Project Arizona Agricultural Improvement & Power District Electric Systems Series D 6.00% due 01/01/09	1,000,000	1,166,780

		2,270,310

California — 4.17%

California State General Obligation Bonds 5.125% due 06/01/25	500,000	500,195
University California Revenues Series K 5.25% due 09/01/24	1,000,000	1,040,990

		1,541,185

Colorado — 4.93%

Colorado Department Transport Revenue Anticipation Notes (AMBAC Insured) 6.00% due 06/15/15	1,000,000	1,191,690
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) 5.50% due 09/01/16	600,000	627,912

		1,819,602

Florida — 4.73%

Tampa Florida Water & Sewer Revenue Refunding Series A 5.25% due 10/01/19	1,625,000	1,747,298

Georgia — 1.51%

Georgia Municipal Electric Authority Power Revenue General Series A (FSA Insured) 5.25% due 01/01/13	500,000	559,155

	Principal Amount	Value

Illinois — 7.86%

Chicago Illinois Skyway Toll Bridge (AMBAC Insured) 5.50% due 01/01/31	$1,000,000	$1,053,480
Cook County Illinois Series A (FGIC Insured) 5.125% due 11/15/26	1,000,000	1,022,230
Metropolitan Pier & Exposition Illinois McCormick Place Exploration Project (FGIC Insured) 5.25% due 12/15/28	800,000	827,840

		2,903,550

Indiana — 2.95%

Indiana Board Bank Common School Fund Advanced Purchase Funding (AMBAC Insured) 5.00% due 02/01/06	1,000,000	1,090,430

Louisiana — 3.00%

Jefferson Parish Louisiana Drainage Sales Refunding (AMBAC Insured) 5.00% due 11/01/10	1,000,000	1,108,480

Massachusetts — 2.07%

Massachusetts State Housing Finance Agency Revenue Residential FNMA Collateral Series A 6.90% due 11/15/24	750,000	763,755

Michigan — 6.89%

Grand Rapids & Kent County Michigan Joint Building Authority 5.25% due 12/01/11	500,000	564,160
Michigan Municipal Bond Authority Revenue Clean Water Revolving Fund 5.50% due 10/01/08	700,000	802,676
Michigan Municipal Bond Authority Revenue Clean Water Revolving Fund 5.75% due 10/01/16	1,000,000	1,176,070

		2,542,906

Missouri — 3.12%

Missouri State Health & Educational Facilities Authority St. Louis University 5.50% due 10/01/15	1,000,000	1,150,480

Nevada — 6.54%

Clark County Nevada School District Refunding (FSA Insured) 5.50% due 06/15/13	1,300,000	1,486,160
Clark County School District Series A (MBIA Insured) 7.00% due 06/01/11	750,000	928,215

		2,414,375

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Principal Amount	Value

New York — 6.61%

New York City Transitional Financial Services Future Tax Secured Series C 5.875% due 11/01/14	$400,000	$458,428
New York State Dormitory Authority Series A (FGIC Insured) 5.25% due 07/01/30	1,000,000	1,033,750
Triborough Bridge & Tunnel Authority, New York General Purpose Series A 6.00% due 01/01/10	800,000	947,480

		2,439,658

Ohio — 7.91%

Cincinnati Ohio Water Systems Revenue 5.00% due 12/01/05	400,000	437,344
Hamilton County Ohio Sales Tax Football Project B (MBIA Insured) 5.00% due 12/01/27	1,000,000	1,013,470
Ohio State Higher Education Capital Facilities Senior II A 5.50% due 12/01/07	1,000,000	1,140,310
Ohio State Higher Education Capital Facilities Series II A 5.50% due 12/01/10	285,000	327,724

		2,918,848

Pennsylvania — 1.44%

Erie Pennsylvania Series E (FGIC Insured) 5.125% due 11/15/17	500,000	532,885

Puerto Rico — 1.50%

Puerto Rico Electric Power Authority Power Revenue Refunding (MBIA Insured) 5.00% due 07/01/17	500,000	552,200

South Carolina — 3.68%

South Carolina State Public Service Authority Series A (MBIA Insured) 5.75% due 01/01/15	1,200,000	1,359,600

Tennessee — 4.81%

Dickson County Tennessee Refunding (FGIC Insured) 5.00% due 03/01/17	600,000	645,396
Metro Government Nashville & Davidson Refunding Series A & B 5.25% due 10/15/09	1,000,000	1,132,440

		1,777,836

Texas — 3.03%

Harris County Texas Health Facilities Development Series A (MBIA Insured) 5.75% due 07/01/14	1,000,000	1,117,130

	Principal Amount	Value

Virginia — 0.70%

Virginia Commonwealth Transportation Board Federal Highway Reimbursement 5.50% due 10/01/06	$230,000	$258,568

Washington — 7.27%

Washington State Series B (FSA Insured) 5.00% due 01/01/27	1,000,000	1,007,390
Washington State General Obligation Bonds Series B & AT-7 6.40% due 06/01/17	500,000	621,685
Washington State Public Power Supply Systems Nuclear Project Number 1 Revenue Refunding Series A 5.50% due 07/01/04	1,000,000	1,056,740

		2,685,815

Wisconsin — 2.35%

Milwaukee Wisconsin Series F 6.00% due 11/15/04	800,000	867,568

Total Municipal Bonds
(Identified Cost $33,894,997)		36,211,474

Short-Term Tax-Exempt Investments — 0.47%

Michigan — 0.07%

University Michigan University Revenues 1.50% due 01/02/03 (v)	25,000	25,000

New York — 0.40%

New York City Municipal Water Finance Authority Systems Revenue Series C (FGIC Insured) 0.85% due 01/02/03 (v)	50,000	50,000
New York New York Series B (AMBAC Insured) 1.00% due 01/02/03 (v)	100,000	100,000

		150,000

Total Short-Term Tax-Exempt Investments
(Identified Cost $175,000)		175,000

Total Investments
(Identified cost $34,069,997)		$36,386,474

Other Assets Less Liabilities — 1.46%		538,777

Net Assets — 100%		$36,925,251

(v)	Variable interest rate security; interest rate is as of December 31, 2002, and is adjusted daily. Maturity date shown is the next interest reset date.

(AMBAC) American Bond Assurance Corporation.

(FGIC) Financial Guaranty Insurance Corporation.

(FSA) Financial Security Assurance.

(MBIA) Municipal Bond Insurance Association.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

SUBADVISER’S COMMENTS

Pacific Investment Management Company, LLC

Newport Beach, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Founded in 1971, Pacific Investment Management Company (“PIMCO”) has grown to become a worldwide leader in fixed income money management. PIMCO is headquartered in Newport Beach, Calif. with offices in Munich, London, Tokyo, Sydney and Singapore. The firm has approximately $304 billion in assets under management, and its normal investment minimum is $75 million.

Investment Objective

The objective of the Enterprise Total Return Fund is capital appreciation.

2002 Performance Review

For the year ended December 31, 2002, Class A shares of the Fund returned 7.56 percent. The Fund underperformed its benchmark, the Lehman Brothers Universal Index, which returned 9.83 percent. By comparison, the Fund outperformed its peer group, the Lipper BBB Rated Fund Index, which returned 7.20 percent.

Average Annual Total Returns - Periods ending December 31, 2002

Class A	1-Year	08/31/01-12/31/02
With Sales Charge	2.46%	3.48%
Without Sales Charge	7.56%	7.34%
Lehman Brothers Universal Index*	9.83%	8.04%
Lipper BBB Rated Fund Index*	7.20%	5.33%

Class C	1-Year	08/31/01-12/31/02
With Sales Charge	5.02%	5.95%
Without Sales Charge	7.07%	6.75%
Lehman Brothers Universal Index*	9.83%	8.04%
Lipper BBB Rated Fund Index*	7.20%	5.33%

Class B	1-Year	08/31/01-12/31/02
With Sales Charge	2.09%	3.81%
Without Sales Charge	7.09%	6.76%
Lehman Brothers Universal Index*	9.83%	8.04%
Lipper BBB Rated Fund Index*	7.20%	5.33%

Class Y	1-Year	08/31/01-12/31/02
Average Annual Return	8.16%	7.83%
Lehman Brothers Universal Index*	9.83%	8.04%
Lipper BBB Rated Fund Index*	7.20%	5.33%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers Universal Index consists of all the bonds in the Lehman Brothers Aggregate Bond Index plus U.S. dollar-denominated Eurobonds, 144A’s, Non-ERISA CMBS, High Yield CMBS, U.S. High Yield Corporates and Emerging Markets, but excludes tax-exempt municipal securities, CMO’s, convertible securities, perpetual notes, warrants, linked bonds, and structured products. All issues must have at least one year remaining to maturity. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper BBB Rated Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper BBB Rated Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper BBB Rated Fund Index replaces the Lipper Multi Sector Fund Index as the narrow-based benchmark for the Fund as it more appropriately reflects the Fund’s narrow-based market. During 2002, an investment in the above hypothetical account for the Enterprise Total Return Fund A-Shares increased by $736 compared to an increase of $649 in the Lipper Multi Sector Fund Index and an increase of $719 in the Lipper BBB Rated Fund Index. One cannot invest directly in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)

SUBADVISER’S COMMENTS

While 2002 was a relatively difficult period for financial assets, fixed-income securities weathered the storm relatively well. Whereas the first quarter hinted at signs of a recovery, the second and third quarters were characterized by a growing loss of confidence in financial markets. Outrage over the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market and hurt the performance of corporate bonds, especially in the telecom and energy/utilities sectors. Efforts by companies to rehabilitate their credit quality did little to reassure corporate bond investors. Sluggish global growth and anxiety over a potential war with Iraq spawned a flight to quality. Treasury yields fell as much as 1.47 percent by the end of the third quarter, with the 10-year plunging to 3.59 percent, its lowest level in 40 years.

Investors’ risk appetites began to revive in the fourth quarter, calming the financial market turmoil that produced a flight to safe assets, especially Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and European policymakers would protect the global economy against the risks of deflation. The powerful Treasury rally stalled during the final quarter as investors regained interest in credit sensitive fixed-income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81 percent, up 0.22 percent during the fourth quarter, though still down 1.24 percent for the full year.

For the year, the Fund modestly underperformed its benchmark, the Lehman Brothers Universal Index. A slightly above benchmark duration was positive for returns as yields dropped along the curve, while an emphasis on short/intermediate securities during much of the year helped as yields fell the most in this section of the yield curve. Mortgage holdings helped returns as market volatility declined and yield premiums relative to Treasuries narrowed, but an allocation to Non-U.S. bonds, focused on Eurozone issues, detracted from returns as rates fell further in the U.S. amid the flight to quality that occurred during most of the year. A small allocation to emerging market bonds was also negative as political uncertainty in Latin America affected the asset class.

There are specific risks associated with some of the securities held in this Fund. High-yield bonds are subject to defaults by the issuer, market valuation and interest rate sensitivity; investments in foreign securities are subject to currency fluctuations, foreign taxation, differences in accounting standards and political or economic instability; and investments in derivatives could subject the Fund to loss of principal. In addition, this Fund is expected to have a higher-than-average turnover rate, which could generate more taxable short-term gains and negatively affect performance.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Corporate Bonds and Notes — 35.26%

Aerospace — 1.46%

Martin Marietta Corporation 6.50% due 04/15/03	$200,000	$202,154
Raytheon Company 7.90% due 03/01/03	800,000	805,421

		1,007,575

Airlines — 1.79%

Continental Airlines Inc. 7.056% due 09/15/09	350,000	311,150
Continental Airlines Inc. 7.918% due 05/01/10 (o)	100,000	88,841
Delta Air Lines Inc. 7.111% due 09/18/11	300,000	296,539
Delta Airlines Inc. 7.57% due 11/18/10	200,000	199,793
United Airlines Inc. 7.73% due 07/01/10	100,000	76,932
United Airlines Inc. 7.186% due 04/01/11	196,315	150,913
United Airlines Inc. 6.602% due 09/01/13	150,000	114,507

		1,238,675

Automotive — 0.51%

Daimlerchrysler North America 7.75% due 05/27/03	200,000	203,985
Daimlerchrysler North America, 1.725% due 02/18/03 (v)	150,000	148,467

		352,452

Cable — 3.26%

Clear Channel Communications 7.25% due 09/15/03 (o)	550,000	561,100
Cox Communications Inc. 6.15% due 08/01/03 (r)(v)	350,000	348,157
CSC Holdings Inc. 8.125% due 07/15/09 (o)	100,000	96,125
CSC Holdings Inc. 7.625% due 04/01/11	50,000	46,937
Tele Communications Inc. 8.25% due 01/15/03 (o)	300,000	300,088
Tele Communications Inc. 6.375% due 05/01/03	900,000	900,063

		2,252,470

Electrical Equipment — 2.52%

Cleveland Electrical Illumination Company, 7.375% due 06/01/03	400,000	404,998
Dominion Resources Inc. 6.00% due 01/31/03	500,000	500,957
Oncor Electric Delivery Company 6.375% due 01/15/15 (144A)	130,000	132,667

	Number of Shares or Principal Amount	Value

Toledo Edison Company 7.82% due 03/31/03	$700,000	$706,268

		1,744,890

Energy — 3.61%

Dynegy Holdings Inc. 8.75% due 02/15/12 (o)	200,000	70,000
El Paso Energy Corporation 7.75% due 01/15/32 (o)	65,000	40,300
El Paso Natural Gas Company 8.375% due 06/15/32 (144A)	300,000	223,500
Entergy Mississippi Inc. 7.75% due 02/15/03	200,000	201,087
K N Energy Inc 6.45% due 03/01/03	400,000	401,852
Limestone Electron Trust 8.625% due 03/15/03 (144A)	100,000	94,500
Midwest Generation 8.56% due 01/02/16 (o)	100,000	61,820
Niagara Mohawk Power Corporation 7.75% due 05/15/06	100,000	113,329
Progress Energy Inc 6.55% due 03/01/04	400,000	415,729
PSEG Energy Holdings Inc. 8.50% due 06/15/11	100,000	81,500
PSEG Power 6.95% due 06/01/12	200,000	203,067
South Point Energy Center 8.40% due 05/30/12 (144A)	168,053	112,595
Southern Natural Gas Company 8.00% due 03/01/32	200,000	176,000
Texas Utilities Electric Company 6.75% due 03/01/03	300,000	301,726

		2,497,005

Entertainment & Leisure — 3.11%

MGM Mirage Inc. 6.625% due 02/01/05 (o)	270,000	276,540
MGM Mirage Inc. 6.95% due 02/01/05	200,000	206,456
MGM Mirage Inc. 8.50% due 09/15/10	300,000	331,500
Station Casinos Inc. 8.375% due 02/15/08	200,000	212,500
Walt Disney Company 3.90% due 09/15/03	600,000	607,116
Walt Disney Company 5.125% due 12/15/03	500,000	512,048

		2,146,160

Finance — 0.56%

Citigroup Inc. 6.00% due 02/21/12	120,000	131,688
Credit Suisse First Boston 4.625% due 01/15/08	250,000	253,415

		385,103

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Food, Beverages & Tobacco — 1.75%

Reynolds R J Tobacco Holdings Inc., 7.375% due 05/15/03	$500,000	$506,104
RJR Nabisco Inc. 7.375% due 05/15/03 (144A)	200,000	202,578
Safeway Inc. 3.625% due 11/05/03	500,000	503,824

		1,212,506

Forest Products — 0.29%

Weyerhaeuser Company 2.535% due 03/17/03 (v)	200,000	200,152

Health Care — 1.70%

Beverly Enterprises 9.00% due 02/15/06	100,000	84,000
Columbia / HCA Healthcare Corp 6.87% due 09/15/03	500,000	510,628
Healthsouth Corporation 3.25% due 04/01/03	150,000	146,437
Healthsouth Corporation 7.625% due 06/01/12	525,000	433,125

		1,174,190

Hotels & Restaurants — 1.10%

Hilton Hotels Corporation 7.00% due 07/15/04	200,000	202,332
ITT Corporation 6.75% due 11/15/03	50,000	50,375
Park Place Entertainment Corporation, 7.95% due 08/01/03 (o)	400,000	408,596
Starwood Hotels & Resorts 7.875% due 05/01/12 (144A)	100,000	99,000

		760,303

Media — 1.37%

AOL Time Warner Inc. 6.875% due 05/01/12	300,000	316,831
AOL Time Warner Inc. 7.70% due 05/01/32	100,000	104,073
Time Warner Inc. 8.11% due 08/15/06	300,000	322,910
Turner Broadcasting System Inc. 7.40% due 02/01/04	200,000	204,907

		948,721

Medical Instruments — 0.15%

Beckman Instruments Inc. 7.10% due 03/04/03	100,000	100,593

Misc. Financial Services — 6.19%

Bear Stearns Companies Inc. 7.625% due 12/07/09	120,000	141,274
CIT Group Inc. 5.92% due 01/15/03	100,000	100,088
Ford Motor Credit Company 7.25% due 01/15/03	186,000	186,136

	Number of Shares or Principal Amount	Value

Ford Motor Credit Company 7.50% due 06/15/03	$100,000	$101,481
Ford Motor Credit Company 6.625% due 06/30/03 (o)	100,000	101,261
Ford Motor Credit Company 2.263% due 07/18/05 (v)	100,000	90,165
Ford Motor Credit Company 2.08% due 04/26/04 (v)	100,000	95,671
Ford Motor Credit Company 1.523% due 02/13/03 (v)	200,000	199,801
Ford Motor Credit Company 1.696% due 03/03/03 (v)	50,000	49,686
Ford Motor Credit Company 1.92% due 03/21/03 (v)	250,000	248,539
Gemstone Investor Ltd. 7.71% due 10/31/04 (144A)	100,000	76,867
General Electric Capital Corporation 5.45% due 01/15/13	650,000	675,178
General Motors Acceptance Corporation, 6.125% due 09/15/06 (o)	100,000	101,612
General Motors Acceptance Corporation 2.56% due 01/20/04 (v)	500,000	492,793
General Motors Acceptance Corporation 1.56% due 02/14/03 (v)	200,000	199,926
General Motors Acceptance Corporation 1.57% due 03/10/03 (v)	200,000	199,837
Household Finance Corporation 7.625% due 01/15/03	200,000	200,217
Household Finance Corporation 2.661% due 03/11/03 (v)	150,000	150,239
HSBC Capital Funding 10.176% due 06/30/30 (144A) (v)	150,000	210,465
Sprint Capital Corporation 5.70% due 11/15/03	100,000	99,500
Sprint Capital Corporation 7.625% due 01/30/11	200,000	190,000
Sprint Capital Corporation 6.875% due 11/15/28	350,000	281,750
Sprint Capital Corporation 8.75% due 03/15/32	90,000	85,500

		4,277,986

Oil Services — 0.41%

CMS Panhandle Holding Company 6.50% due 07/15/09	300,000	286,171

Paper & Forest Products — 0.44%

International Paper Company 8.99% due 03/21/03	300,000	304,326

Real Estate — 0.44%

EOP Operating Limited Partnership, 6.375% due 02/15/03	300,000	301,334

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount		Value

Telecommunications — 1.45%

AT & T Corporation 3.605% due 04/18/03 (144A)		300,000		300,047
	$		$
Qwest Corporation 7.625% due 06/09/03 (o)		150,000		147,000
United States West Communications Inc., 6.875% due 09/15/33		200,000		154,000
United Telecommunications 9.50% due 04/01/03		200,000		203,532
Verizon Global Funding Corporation, 7.375% due 09/01/12 (o)		125,000		143,817
Worldcom Inc. 7.375% due 01/15/03 (144A) (b) (v)		240,000		56,400

				1,004,796

Transportation — 0.58%

Norfolk Southern Corporation 2.478% due 01/30/03 (v)		400,000		400,974

Utilities — 0.92%

National Rural Utilities 2.83% due 01/27/03 (v)		400,000		401,293
Niagara Mohawk Power Corporation (Series G), 7.75% due 10/01/08		200,000		231,056

				632,349

Waste Management — 0.96%

Allied Waste North America Inc. (Series B), 7.375% due 01/01/04		100,000		100,000
Waste Management Inc. 6.375% due 11/15/12 (144A)		250,000		257,262
WMX Technologies Inc. 7.10% due 08/01/26		300,000		304,349

				661,611

Wireless Communications — 0.69%

Cingular Wireless 6.50% due 12/15/11		120,000		129,436
Verizon Wireless Capital 1.81% due 03/17/03 (v)		350,000		347,528

				476,964

Total Corporate Bonds and Notes
(Identified cost $23,948,909)				24,367,306

Foreign Bonds — 3.96%

Banking — 0.46%

Korea Development Bank 5.25% due 11/16/06		300,000		317,796

Broadcasting — 0.19%

British Sky Broadcasting Group 8.20% due 07/15/09		120,000		129,600

	Number of Shares or Principal Amount	Value

Cable — 0.30%

Rogers Cablesystems Ltd. 10.00% due 03/15/05	$200,000	$206,000

Misc. Financial Services — 1.13%

Pemex Project Funding Master Trust, 9.125% due 10/13/10	210,000	240,450
Pemex Project Funding Master Trust 8.00% due 11/15/11 (144A) (o)	100,000	107,500
Pemex Project Funding Master Trust 7.375% due 12/15/14 (144A)	425,000	435,625

		783,575

Telecommunications — 1.88%

British Telecom 2.705% due 03/17/03 (v)	600,000	603,758
Deutsche Telekom International 8.50% due 06/15/10	200,000	230,347
France Telecom 10.00% due 03/01/31	300,000	365,200
France Telecom 4.16% due 03/14/03 (v)	100,000	100,041

		1,299,346

Total Foreign Bonds
(Identified cost $2,648,506)		2,736,317

Asset-Backed Securities — 2.79%

Finance — 0.27%

Merrill Lynch Mortgage Inc., Series 2002-AFC1, Class AV1, 1.79% due 01/25/03 (v)	183,944	183,845

Misc. Financial Services — 2.52%

Asset Backed Securities
Corporation, Series 2002-HE1, Class A1, 1.84% due 01/15/03 (v)	183,877	184,236
Bear Stearns Arm Trust, Series 2001-3, Class A2, 1.82% due 01/25/03 (v)	191,939	191,844
Bear Stearns Home Loan Owner Trust, Series 2001-A, Class AI1, 1.60% due 01/15/03	91,759	91,763
Chase Funding Loan Acquisition Trust, Series 2001-FF1, Class A2, 1.66% due 01/25/03 (v)	343,501	342,882
First Alliance Mortgage Trust, Series 1999-4, Class A2, 1.80% due 01/20/03 (v)	51,361	51,286
General Motors Acceptance Corporation, 1.81% due 01/23/03 (v)	69,868	69,818

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Structured Asset Securities Corporation, Series 2002-BC3M, Class A, 1.69% due 06/25/32 (v)	$449,286	$447,601
Structured Asset Securities Corporation, Series 2002-BC4, Class A, 1.67% due 07/25/32 (v)	368,116	366,790

		1,746,220

Total Asset-Backed Securities
(Identified cost $2,581,525)		1,930,065

Mortgage-Backed Securities — 9.90%

Banking — 1.13%

Countrywide Home Loans Inc. Pass Through Certificates, Series 1999-3, Class A1, 6.05% due 04/25/29	5,219	5,211
CWMBS Inc., Series 2002-HYB2, Class-6A1, 5.006% due 09/19/32 (v)	510,450	516,857
Wells Fargo Mortgage Backed Securities, Series 2002-E, Class 2A1, 5.207% due 09/25/32 (v)	251,072	259,145

		781,213

Finance — 2.25%

Credit Suisse First Boston Mortgage, Series 1999-1, Class A1, 6.75% due 01/15/08	74,421	75,008
Credit Suisse First Boston Mortgage, Series 1999-WM1, Class 3A2, 6.398% due 10/19/39 (v)	639,737	645,913
Credit Suisse First Boston Mortgage, Series 2002-AR2, Class 2A1, 1.82% due 02/25/32 (v)	298,955	298,913
Credit Suisse First Boston Mortgage, Series 2002-P3, Class A, 2.361% due 08/25/33 (144A) (v)	541,195	539,842

		1,559,676

Misc. Financial Services — 6.52%

Bear Stearns Arm Trust, Series 2001-10, Class IA, 6.122% due 01/25/32 (v)	177,153	180,263
Bear Stearns Arm Trust, Series 2001-10, Class VA, 6.143% due 02/25/32 (v)	102,060	103,862
Bear Stearns Arm Trust, Series 2001-9, Class IA, 6.213% due 02/25/32 (v)	158,644	159,939
Bear Stearns Arm Trust, Series 2002-2, Class IIIA, 6.849% due 06/25/31 (v)	85,131	88,662
C Bass Trust, Series 2002-CB1, Class A2A, 1.76% due 01/25/03 (v)	76,808	76,797

	Number of Shares or Principal Amount	Value

Chase Mortgage Finance Trust, Series 2001-S1, Class A2, 7.25% due 02/25/31	$14,959	$14,925
First Horizon Asset Securities, Series 2000-H, Class 1A, 7.00% due 09/25/30	62,044	63,128
Impac CMB Trust, Series 2001-4, Class A, 1.84% due 12/25/31 (v)	155,849	155,879
Impac Secured Assets Common Owner Trust, Series 2001-7, Class AI1, 1.64% due 08/25/16 (v)	30,323	30,327
PNC Mortgage Securities Corporation, Series 1999-5, Class 1A7, 6.30% due 07/25/29	1,000,000	1,011,600
Sequoia Mortgage Trust, Series 10, Class 2A1, 1.80% due 10/20/27 (v)	494,327	489,483
Structured Asset Securities Corporation, Series 2001-12, Class 3A1, 6.35% due 09/25/31	605,366	615,155
Structured Asset Securities Corporation, Series 2001-21A, Class 1A1, 6.25% due 01/25/32	195,901	201,869
Structured Asset Securities Corporation, Series 2001-3A, Class 1A1, 1.90% due 03/25/31 (v)	51,207	51,415
Structured Asset Securities Corporation, Series 2002-HF1, Class A, 1.71% due 01/25/33 (v)	246,935	245,921
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A1, 3.28% due 01/07/13	316,261	315,717
Washington Mutual Mortgage Loan Trust, Series 2000-3, Class A, 3.681% due 12/25/40 (v)	690,409	699,312

		4,504,254

Total Mortgage-Backed Securities
(Identified cost $6,847,250)		6,845,143

U.S. Government Obligations — 29.45%

Fannie Mae — 1.97%

4.097% due 03/01/33 (v)	669,489	686,438
Discount Notes 1.19% due 02/12/03 (p) (s)	370,000	369,486
Remic 6.00% due 09/25/11	300,000	305,490

		1,361,414

Freddie Mac — 5.77%

1.77% due 01/15/03 (v)	80,171	80,035
5.25% due 07/15/11	358,156	361,470
6.25% due 08/25/22	184,476	192,074
5.625% due 07/15/28	553,416	569,611
6.50% due 04/15/29	253,663	267,042

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

6.50% due 01/15/18 (TBA)	$500,000	$527,344
Discount Notes: 1.28% due 03/13/03 (o) (s)	100,000	99,748
1.25% due 05/29/03 (s)	1,900,000	1,890,236

		3,987,500

Ginnie Mae — 9.32%

6.625% due 02/02/03	47,819	49,389
5.875% due 05/01/03	64,528	66,506
6.375% due 08/01/03	84,438	86,831
6.75% due 11/01/03	93,673	96,367
6.75% due 11/01/03	30,858	31,771
7.50% due 05/15/30	343,147	366,146
7.50% due 07/15/30	309,192	329,915
6.50% due 04/15/31	852,094	894,935
6.50% due 04/15/31	1,350,686	1,418,596
6.50% due 09/15/31	300,138	315,637
7.50% due 09/15/31	98,217	104,772
6.50% due 11/15/31	397,990	418,000
6.50% due 11/15/31	253,163	265,892
6.50% due 11/15/31	304,750	320,072
Remic 6.50% due 06/01/32	103,294	109,630
6.00% due 01/15/33 (TBA)	500,000	520,000
6.50% due 01/15/33 (TBA)	1,000,000	1,048,750

		6,443,209

U.S. Treasury Bills — 0.20%

1.19% due 02/13/03 (p) (s)	135,000	134,808

U.S. Treasury Bonds — 0.56%

3.875% due 04/15/29 (o) (TIPS)	220,472	269,596
3.375% due 04/15/32 (o) (TIPS)	102,135	117,822

		387,418

U.S. Treasury Notes — 11.63%

3.50% due 01/15/11 (o) (TIPS)	1,041,630	1,143,351
3.625% due 01/15/08 (o) (TIPS)	6,284,096	6,894,835

		8,038,186

Total U.S. Government Obligations
(Identified cost $20,067,496)		20,352,595

Municipal Bonds — 0.88%

Utilities — 0.88%

Cook County Illinois (FGIC Insured), 5.125% due 11/15/26	300,000	306,669
San Antonio Texas Water Revenue (FSA Insured), 5.00% due 05/15/32	300,000	302,286

Total Municipal Bonds
(Identified cost $609,536)		608,955

	Number of Shares, Contracts, Notional or Principal Amount	Value

Foreign Government Obligations — 5.90%

Brazil Federative Republic 2.563% due 04/15/03 (q) (v)	$196,000	$150,967
Brazil Federative Republic 11.50% due 03/12/08	170,000	129,200
Brazil Federative Republic 12.25% due 03/06/30	225,000	156,375
Brazil Federative Republic 8.875% due 04/15/24	100,000	55,000
Bulgaria National Republic 2.688% due 01/28/03 (q) (v)	116,400	107,961
Chile Republic 7.125% due 01/11/12	700,000	786,871
Republic of Croatia 2.688% due 01/31/03 (q) (v)	55,074	54,660
Republic of Panama 8.25% due 04/22/08	300,000	311,250
Republic of Panama 9.625% due 02/08/11	190,000	207,575
Republic of Panama 9.375% due 01/16/23	400,000	412,000
Republic of Peru 9.125% due 02/21/12 (o)	460,000	450,800
South Africa Republic 7.375% due 04/25/12	75,000	81,187
United Mexican States 8.50% due 02/01/06 (o)	100,000	113,475
United Mexican States 8.375% due 01/14/11	250,000	282,500
United Mexican States 7.50% due 01/14/12	300,000	321,375
United Mexican States 8.30% due 08/15/31	430,000	453,650

Total Foreign Government Obligations
(Identified cost $3,927,610)		4,074,846

Commercial Paper — 11.69%

CBA Delaware Finance Inc. 1.31% due 03/18/03	800,000	797,787
Danske Corporation 1.31% due 03/18/03	800,000	797,788
Eksportfinans ASA 1.25% due 01/02/03	500,000	499,983
HBOS Treasury Services 1.34% due 02/19/03	1,000,000	998,176
HBOS Treasury Services 1.34% due 02/20/03	700,000	698,697
HBOS Treasury Services 1.33% due 03/27/03	600,000	598,116

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares, Contracts, Notional or Principal Amount	Value
National Australia Funding Delaware Inc., 1.41% due 01/02/03	$500,000	$499,980
Svenska Handlesbank 1.32% due 03/24/03	700,000	697,895
UBS Finance Delaware Inc. 1.32% due 02/18/03	700,000	698,768
UBS Finance Delaware Inc. 1.325% due 03/13/03	1,000,000	997,387
UBS Finance Inc. 1.35% due 03/19/03	800,000	797,690

Total Commercial Paper
(Identified cost $8,082,267)		8,082,267

Repurchase Agreement — 0.94%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $653,034 Collateral: GNMA $655,000, 7.00% due 04/20/32 Value $672,048	$653,000	653,000

Total Repurchase Agreement
(Identified cost $653,000)		653,000

Put Options — 0.00%

Euribor Futures, Strike Price 95.5, Expires 03/17/03	61	—
Eurodollar Futures, Strike Price 95.75, Expires 03/14/03	37	463

Total Put Options
(Identified cost $1,171)		463

Total Investments
(Identified cost $69,367,270)		$69,650,957

Call Options Written — (0.23)%

Swap Option 3 Month LIBOR, Strike Price 3.00, Expires 11/12/03	2,900,000	(22,788)
Swap Option 3 Month LIBOR, Strike Price 3.25, Expires 05/30/03	3,500,000	(39,631)
Swap Option 3 Month LIBOR, Strike Price 4.00, Expires 06/18/03	3,100,000	(41,887)
Swap Option 3 Month LIBOR, Strike Price 4.00, Expires 01/07/05	1,400,000	(27,290)
Swap Option 3 Month LIBOR, Strike Price 5.13, Expires 11/10/03	400,000	(25,241)

Total Call Options Written
(Premiums received $122,670)		(156,837)

	Number of Contracts or Notional Amount	Value

Put Options Written — (0.06)%

Euribor Futures, Strike Price 96.75, Expires 03/17/03	36	(472)
Eurodollar Futures, Strike Price 96.5, Expires 03/14/03	15	(94)
Eurodollar Futures, Strike Price 96.75, Expires 03/14/03	36	(450)
Eurodollar Futures, Strike Price 98, Expires 03/14/03	26	(162)
Swap Option 3 Month LIBOR, Strike Price 5.5, Expires 06/18/03	3,100,000	(19,809)
Swap Option 3 Month LIBOR, Strike Price 6.13, Expires 11/10/03	400,000	(3,195)
Swap Option 3 Month LIBOR, Strike Price 7.00, Expires 01/07/05	1,800,000	(20,603)

Total Put Options Written
(Premiums received $140,544)		(44,785)

Other Assets Less Liabilities — (0.48)%		(330,387)

Net Assets — 100%		$69,118,948

(b)	Security is in bankruptcy and/or is in default of interest payment. Fund has ceased accrual of interest.
(o)	Security, or portion thereof, out on loan at December 31, 2002.
(p)	Security segregated as collateral for open futures contracts.
(q)	Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(r)	Remarketable Security. With remarketable securities the remarking dealer or lead manager may opt to either redeem or remarket the security during a specified period of time.
(s)	The rate shown is the current effective yield.
(v)	Variable rate of security; interest rate is as of December 31, 2002.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under rule 144A of the Securities Act of 1933.
(FGIC)	Financial Guaranty Insurance Corporation.
(FSA)	Financial Security Assurance.
(LIBOR) London	Interbank Offering Rate.
(TBA)	To Be Announced — certain specific security details such as final par amount and maturity date have not yet been determined.
(TIPS)	Treasury Inflation Protected Security. Principal amount is periodically adjusted for inflation.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)

Portfolio of Investments

December 31, 2002

Open futures contracts as of December 31, 2002 were as follows:

Description	Expiration Month	Number of Contracts	Unrealized Appreciation (Depreciation)

Short U.S. Treasury 5 Year Notes	03/03	12	$(29,531)
Long Germany Federative Republic 5 Year Bonds	03/03	36	82,693
Long Germany Federative Republic 10 Year Bonds	03/03	30	86,113
Long U.S. Treasury 10 Year Notes	03/03	80	242,281
Long U.S. Treasury Bonds	03/03	26	126,445

			$508,001

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund

SUBADVISER’S COMMENTS

Enterprise Capital Management, Inc.

Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. (“ECM”), which provides mutual fund investment advisory services for The Enterprise Group of Funds, is a member of The MONY Group Inc. (NYSE: MNY) and has been Fund Manager to the Enterprise Money Market Fund since May 1, 1992.

Investment Objective

The objective of the Enterprise Money Market Fund is the highest possible level of current income consistent with the preservation of capital and liquidity.

2002 Performance Review

The past year proved very difficult in terms of correctly anticipating changes in the Fed’s posture and consequent shifts in the money market yield curve. As with most of last year, ECM struggled to extend the Fund’s weighted average maturity (“WAM”) based on ECM’s belief that the U.S. economy would regain traction sooner rather than later. Obviously, the long-anticipated economic recovery has yet to fully materialize so the Fed has not seen fit to tighten. Thus, the Fund’s performance was somewhat hindered as the Fund did not maintain the WAM consistently approaching the 90-day maximum that was in hindsight, the most rewarding strategy. ECM made the right call early in 2002 by sticking short and then extending the WAM in the second quarter aggressively, yet was not so successful in shortening up later in the year.

ECM was able to take advantage of periodic market credit concerns throughout the year and purchase attractively priced floating-rate securities and short corporate bonds. ECM continues to wait for the Fed’s medicine to take effect while keeping the Fund’s average maturity fairly short. Retail sales remain very weak, the unemployment picture has yet to brighten, and the manufacturing sector shows no sign of positive momentum.

The boogieman in the closet remains the war on terror and the efforts to effect a regime change in Iraq. With UN inspections continuing for several more weeks, this overhang on the markets may remain perhaps through the end of the first quarter. With minimal U.S. inflation continuing, the Fed can maintain its accommodative stance almost indefinitely. The Fed may also be on hold until the Iraqi situation approaches resolution. The money markets are priced as if the Fed will need to reduce interest rates again to provide further stimulus. ECM does not anticipate a near-term ease, but cannot rule one out based on potential outcomes in the Middle East. There has been little or no yield sacrifice in keeping fairly short in terms of average maturity. The average maturity of the Fund fell during the fourth quarter. Going forward, ECM plans to maintain a high degree of liquidity in the Fund by keeping a healthy portion of the Fund short and in floating-rate securities while seizing on opportunities to extend into longer maturing / attractive yielding investments. ECM believes that such a strategy best positions the Fund in the current environment.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund

PORTFOLIO OF INVESTMENTS

December 31, 2002

	Number of Shares or Principal Amount	Value

Commercial Paper — 60.19%

American Electric Power 2.14% due 04/04/03	$2,750,000	$2,750,000
BellSouth Corporation 1.40% due 01/07/03	13,160,000	13,156,929
Boeing Capital Corporation 1.42% due 01/24/03	14,803,000	14,789,570
Bristol Myers Squibb Company 1.40% due 01/15/03	14,000,000	13,992,378
CIT Group Inc. 1.38% due 01/17/03	6,955,000	6,950,734
CIT Group Inc. 1.40% due 01/24/03	8,000,000	7,992,844
Coca Cola Enterprises Inc. 1.35% due 01/13/03	9,869,000	9,864,559
Daimlerchrysler Holding Corporation, 1.96% due 01/13/03	3,000,000	2,998,040
Duke Capital Corporation 1.85% due 01/10/03	3,000,000	2,998,613
Ford Motor Credit Company 1.96% due 01/09/03	2,750,000	2,748,802
FPL Group Capital Inc. 1.42% due 01/07/03	9,000,000	8,997,870
Golden Funding Corporation 1.36% due 02/13/03	7,810,000	7,797,313
Household Finance Corporation 1.56% due 01/09/03	5,000,000	4,998,267
Lockhart Funding L.L.C. 1.82% due 02/21/03	15,000,000	14,961,325
National Rural Utilities Cooperative Finance, 1.40% due 01/16/03	8,072,000	8,067,291
National Rural Utilities Cooperative Finance, 1.42% due 02/04/03	2,683,000	2,679,402
Philip Morris Companies Inc. 1.35% due 02/05/03	5,538,000	5,530,731
Sara Lee Corporation 1.48% due 01/07/03	4,830,000	4,828,809
Sears Roebuck Acceptance Corporation, 1.98% due 01/13/03	3,000,000	2,998,020
Starfish Global Funding 1.40% due 01/10/03	4,514,000	4,512,420
Stellar Funding Group Inc. 1.37% due 01/13/03	13,047,000	13,041,042
Tannehill Capital Company 1.40% due 01/24/03	15,000,000	14,986,583
Three Pillars Funding Corporation, 1.40% due 01/17/03	3,390,000	3,387,891
Thunder Bay Funding Inc. 1.60% due 01/06/03	7,601,000	7,599,311
United Healthcare Corporation 1.45% due 01/28/03	2,529,000	2,526,250

	Number of Shares or Principal Amount	Value

United Healthcare Corporation 1.45% due 01/29/03	$12,161,000	$12,147,285
Vodafone Airtouch 1.35% due 01/30/03	4,567,000	4,562,033
Wyeth 1.85% due 01/21/03	1,320,000	1,318,643

Total Commercial Paper
(Identified cost $203,182,956)		203,182,956

U. S. Government Obligations — 1.63%

Federal Home Loan Bank 1.675% due 12/23/03	5,500,000	5,500,000

Total U. S. Government Obligations
(Identified cost $5,500,000)		5,500,000

Variable Rate Corporate Securities — 19.25%

American Express Credit Corporation 1.85% due 03/25/03 (v)	6,000,000	6,000,000
Bankamerica Corporation 4.20% due 08/15/03 (v)	3,800,000	3,855,375
Capital One Funding Corporation 6.20% due 03/01/17 (v)	358,000	358,000
Caterpillar Financial Services Corporation 1.94% due 07/09/03 (v)	6,000,000	6,000,000
Credit Suisse First Boston 1.98% due 08/25/03 (v)	1,250,000	1,250,000
General Electric Capital Corporation 1.854% due 10/17/03 (v)	3,850,000	3,850,000
Goldman Sachs Group 6.923% due 04/11/08 (v)	4,000,000	4,000,000
International Lease Finance Corporation 2.10% due 02/11/03 (v)	10,000,000	10,000,000
Merrill Lynch & Company Inc. 1.93% due 08/13/03 (v)	2,625,000	2,625,782
Merrill Lynch & Company Inc. 1.473% due 07/11/07 (v)	2,000,000	2,000,000
National Rural Utilities Cooperative 2.009% due 07/17/03 (v)	4,050,000	4,043,896
Syndicated Loan Funding Trust 1.545% due 12/09/03 (144A) (v)	6,000,000	6,000,000
Wells Fargo Bank 1.327% due 01/21/03 (v)	15,000,000	14,999,828

Total Variable Rate Corporate Securities
(Identified cost $64,982,880)		64,982,880

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund — (Continued)

PORTFOLIO OF INVESTMENTS

December 31. 2002

	Number of Shares or Principal Amount	Value

Short Term Corporate Notes — 16.25%

Associates Corporation North America, 5.75% due 11/01/03	$10,000,000	$10,299,947
Chesapeake & Potomac Telephone Company, 6.00% due 05/01/03	5,000,000	5,053,847
Florida Power & Light Company 5.79% due 09/15/03	5,500,000	5,640,057
Goldman Sachs Group 3.15% due 05/02/03	8,000,000	8,000,000
M & I Marshall & Ilsley Bank 5.263% due 12/15/03	4,500,000	4,649,615
Merrill Lynch & Company Inc. 5.92% due 01/06/03	5,000,000	5,002,721
Merrill Lynch & Company Inc. 6.00% due 02/12/03	5,000,000	5,022,812
New England Telephone & Telegraph Company, 6.25% due 03/15/03	7,000,000	7,066,965
SBC Communications Inc. 4.295% due 06/05/03 (144A)	4,100,000	4,126,360

Total Short Term Corporate Notes
(Identified cost $54,862,323)		54,862,323

Bankers’ Acceptance — 1.92%

Union Bancal Commercial Funding 1.63% due 04/01/03	6,500,000	6,473,513

Number of Shares or Principal Amount		Value

Total Bankers’ Acceptance
(Identified cost $6,473,513)		6,473,513

Repurchase Agreement — 0.12%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $395,021 Collateral: GNMA $395,000, 7.00% due 04/20/32 Value $405,281	$395,000	$395,000

Total Repurchase Agreement
(Identified cost $395,000)		395,000

Total Investments
(Identified cost $335,396,672)		$335,396,672

Other Assets Less Liabilities — 0.64%		2,160,750

Net Assets — 100%		$337,557,422

(144A)	The security may only be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
(v)	Variable rate security; interest rate is as of December 31, 2002.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

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THE ENTERPRISE Group of Funds, Inc.

Statements of Assets and Liabilities

December 31, 2002

	AGGRESSIVE STOCK
	Mid-Cap Growth Fund	Multi-Cap Growth Fund	Small Company Growth Fund	Small Company Value Fund	Capital Appreciation Fund
Assets:

Investments at value	$10,383,462	$72,958,788	$83,043,365	$431,077,406	$156,492,407

Foreign currency at value (cost — $102,738)	—	—	—	—	—

Investments purchased in connection with securities lending, at value (Note 5)	129,653	—	21,354,968	41,553,453	8,530,008

Receivable for fund shares sold	7,050	41,047	351,858	875,327	536,636

Receivable for investments sold	67,530	—	—	590,155	803,953

Dividends and interest receivable	569	16,094	5,252	474,767	39,929

Receivable for securities lending income	240	—	1,793	14,866	1,414

Receivable for margin variation on open futures	—	—	—	—	—

Due from investment adviser	—	—	31,529	—	—

Cash and other assets	40,463	36,887	36,964	62,284	82,853

Total assets	$10,628,967	$73,052,816	$104,825,729	$474,648,258	$166,487,200

Liabilities:

Payable for fund shares redeemed	86,742	224,877	220,801	1,378,328	258,852

Options written, at market value (premiums received $8,140)	—	—	—	—	—

Payable due upon sale of investments in connection with securities lending (Note 5)	129,653	—	21,354,968	41,553,453	8,530,008

Payable for investments purchased	73,487	—	173,374	—	319,825

Dividends and distributions payable	—	—	—	—	—

Payable for margin variation on open futures	—	—	—	—	—

Accrued expenses and other liabilities	14,465	117,313	92,401	328,495	133,185

Total liabilities	$304,347	$342,190	$21,841,544	$43,260,276	$9,241,870

Net assets	$10,324,620	$72,710,626	$82,984,185	$431,387,982	$157,245,330

Analysis of net assets

Paid-in capital	$20,695,906	$225,552,693	$104,310,617	$494,315,679	$229,101,076

Undistributed (accumulated) net investment income (loss)	—	—	—	77,396	—

Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(10,645,651)	(149,686,541)	(3,856,211)	(7,998,712)	(73,837,649)

Unrealized appreciation (depreciation) on investments and foreign currency denominated amounts	274,365	(3,155,526)	(17,470,221)	(55,006,381)	1,981,903

Net assets	$10,324,620	$72,710,626	$82,984,185	$431,387,982	$157,245,330

Class A: Net assets	$4,256,205	$26,113,910	$31,714,041	$188,979,085	$96,878,331

Shares outstanding	1,219,631	5,152,198	1,457,655	26,654,755	4,310,686

Net asset value and redemption price per share	$3.49	$5.07	$21.76	$7.09	$22.47

Maximum sales charge per share	$0.17	$0.25	$1.09	$0.35	$1.12

Maximum offering price per share, including sales charge of 4.75% (except 3.50% for Short Duration Bond)	$3.66	$5.32	$22.85	$7.44	$23.59

Class B: Net assets	$4,314,990	$36,328,912	$33,447,031	$156,569,162	$44,261,781

Shares outstanding	1,251,440	7,305,139	1,594,113	23,324,389	2,098,666

Net asset value and offering price per share	$3.45	$4.97	$21.05	$6.88	$21.70

Class C: Net assets	$1,561,585	$9,955,402	$10,448,043	$78,810,948	$15,135,179

Shares outstanding	452,476	2,004,404	496,294	11,449,269	697,464

Net asset value per share	$3.45	$4.97	$20.98	$6.71	$21.09

Maximum sales charge per share	$0.03	$0.05	$0.21	$0.07	$0.22

Maximum offering price per share, including sales charge of 1.00%	$3.48	$5.02	$21.26	$6.95	$21.92

Class Y: Net assets	$191,840	$312,402	$7,375,070	$7,028,787	$970,039

Shares outstanding	54,460	60,724	330,503	951,702	42,010

Net asset value, offering and redemption price per share	$3.52	$5.14	$22.31	$7.39	$23.09

Investments at cost	$10,109,097	$76,114,314	$100,513,586	$486,083,787	$154,511,212

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

STOCK					INTERNATIONAL
Deep Value Fund	Equity Fund	Equity Income Fund	Growth Fund	Growth and Income Fund	International Growth Fund

$15,102,789	$89,346,477	$98,088,803	$1,327,165,885	$146,862,481	$56,406,975

—	—	—	—	—	102,396

2,664,021	3,981,800	2,545,498	18,125,273	2,788,812	2,972,535

56,400	168,349	92,506	7,746,636	307,950	123,977

—	70,570	—	—	11,040,995	—

20,360	21,205	190,334	1,111,047	78,850	160,943

441	1,007	303	2,789	443	683

—	—	—	—	—	—

4,934	—	8,996	—	19,464	7,795

36,107	40,725	43,220	112,647	40,410	585,767

$17,885,052	$93,630,133	$100,969,660	$1,354,264,277	$161,139,405	$60,361,071

21,343	525,366	199,412	3,627,932	406,724	127,342

—	—	—	—	100	—

2,664,021	3,981,800	2,545,498	18,125,273	2,788,812	2,972,535

—	369,212	—	—	10,987,389	—

—	—	—	—	—	—

—	—	—	—	—	—

22,685	93,869	78,318	883,758	154,887	139,422

$2,708,049	$4,970,247	$2,823,228	$22,636,963	$14,337,912	$3,239,299

$15,177,003	$88,659,886	$98,146,432	$1,331,627,314	$146,801,493	$57,121,772

$18,780,220	$183,414,803	$112,003,488	$1,713,346,645	$210,026,337	$100,089,422

—	—	8,336	—	—	—

(1,543,344)	(32,806,645)	(5,583,088)	(329,541,772)	(40,901,406)	(33,341,303)

(2,059,873)	(61,948,272)	(8,282,304)	(52,177,559)	(22,323,438)	(9,626,347)

$15,177,003	$88,659,886	$98,146,432	$1,331,627,314	$146,801,493	$57,121,772

$6,037,064	$34,148,123	$60,165,511	$689,196,481	$50,361,482	$23,225,368

795,320	8,842,564	3,270,066	50,527,050	2,089,254	2,255,086

$7.59	$3.86	$18.40	$13.64	$24.11	$10.30

$0.38	$0.19	$0.92	$0.68	$1.20	$0.51

$7.97	$4.05	$19.32	$14.32	$25.31	$10.81

$6,514,825	$32,036,902	$30,879,045	$426,756,593	$73,049,440	$16,905,028

860,946	8,528,895	1,705,541	32,838,415	3,109,467	1,709,476

$7.57	$3.76	$18.11	$13.00	$23.49	$9.89

$2,373,596	$21,556,734	$6,828,951	$174,418,836	$13,379,696	$6,375,323

313,526	5,732,070	374,673	13,236,630	568,899	639,290

$7.57	$3.76	$18.23	$13.18	$23.52	$9.97

$0.08	$0.04	$0.18	$0.13	$0.24	$0.10

$7.65	$3.80	$18.41	$13.31	$23.76	$10.07

$251,518	$918,127	$272,925	$41,255,404	$10,010,875	$10,616,053

33,049	233,777	14,848	2,914,998	405,722	1,022,041

$7.61	$3.93	$18.38	$14.15	$24.67	$10.39

$17,162,662	$151,294,749	$106,371,107	$1,379,343,444	$169,193,959	$66,055,351

THE ENTERPRISE Group of Funds, Inc.

Statements of Assets and Liabilities — (Continued)

December 31, 2002

	SECTOR/SPECIALTY
	Global Financial Services Fund	Global Health Care Fund	Global Socially Responsive Fund	Mergers and Acquisitions Fund	Technology Fund
Assets:

Investments at value	$23,534,576	$11,505,252	$4,128,258	$74,160,722	$52,222,042

Foreign currency at value (cost — $83,664, $35, $36 and $389,261)	85,720	38	37	—	—

Investments purchased in connection with securities lending, at value (Note 5)	3,248,742	2,966,033	—	3,004,889	—

Receivable for fund shares sold	9,373	3,529	11,068	332,192	45,720

Receivable for investments sold	—	—	—	3,418	4,946,813

Dividends and interest receivable	67,385	12,672	4,606	35,065	25,458

Receivable for securities lending income	1,249	535	—	1,913	—

Receivable for margin variation on open futures	—	—	—	—	—

Due from investment adviser	6,246	9,822	288	—	—

Cash and other assets	121,581	82,840	39,307	53,846	66,425

Total assets	$27,074,872	$14,580,721	$4,183,564	$77,592,045	$57,306,458

Liabilities:

Payable for fund shares redeemed	4,075	122,119	1,191	60,483	189,846

Options written, at market value (premiums received $263,214)	—	—	—	—	—

Payable due upon sale of investments in connection with securities lending (Note 5)	3,248,742	2,966,033	—	3,004,889	—

Payable for investments purchased	—	—	42,359	635,720	5,731,938

Dividends and distributions payable	—	—	—	—	—

Payable for margin variation on open futures	—	—	—	—	—

Accrued expenses and other liabilities	29,855	23,378	10,547	72,267	132,262

Total liabilities	$3,282,672	$3,111,530	$54,097	$3,773,359	$6,054,046

Net assets	$23,792,200	$11,469,191	$4,129,467	$73,818,686	$51,252,412

Analysis of net assets

Paid-in capital	$26,469,290	$19,135,034	$5,394,579	$77,154,704	$346,271,179

Undistributed (accumulated) net investment income (loss)	(6,173)	—	—	—	—

Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(62,030)	(7,708,025)	(1,034,501)	(1,344,143)	(292,966,085)

Unrealized appreciation (depreciation) on investments and foreign currency denominated amounts	(2,608,887)	42,182	(230,611)	(1,991,875)	(2,052,682)

Net assets	$23,792,200	$11,469,191	$4,129,467	$73,818,686	$51,252,412

Class A: Net assets	$8,760,039	$4,600,916	$2,314,439	$31,021,370	$18,683,753

Shares outstanding	1,714,684	835,648	326,446	3,199,135	3,535,998

Net asset value and redemption price per share	$5.11	$5.51	$7.09	$9.70	$5.28

Maximum sales charge per share	$0.25	$0.27	$0.35	$0.48	$0.26

Maximum offering price per share, including sales charge of 4.75% (except 3.50% for Short Duration Bond)	$5.36	$5.78	$7.44	$10.18	$5.54

Class B: Net assets	$7,724,623	$5,433,717	$1,057,050	$23,554,049	$26,016,094

Shares outstanding	1,522,030	1,000,795	151,063	2,454,966	5,010,228

Net asset value and offering price per share	$5.07	$5.43	$6.99	$9.60	$5.19

Class C: Net assets	$1,553,238	$1,253,119	$631,951	$18,229,246	$6,211,757

Shares outstanding	306,253	230,814	90,344	1,899,633	1,196,748

Net asset value per share	$5.08	$5.43	$7.00	$9.59	$5.19

Maximum sales charge per share	$0.05	$0.05	$0.07	$0.10	$0.05

Maximum offering price per share, including sales charge of 1.00%	$5.12	$5.48	$7.06	$9.70	$5.24

Class Y: Net assets	$5,754,300	$181,439	$126,027	$1,014,021	$340,808

Shares outstanding	1,124,703	32,693	17,588	103,743	63,362

Net asset value, offering and redemption price per share	$5.12	$5.55	$7.17	$9.77	$5.38

Investments at cost	$26,148,753	$11,463,128	$4,359,047	$76,130,010	$54,274,724

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

DOMESTIC HYBRID		INCOME					MONEY MARKET
Managed Fund	Strategic Allocation Fund	Government Securities Fund	High-Yield Bond Fund	Short Duration Bond Fund	Tax-Exempt Income Fund	Total Return Fund	Money Market Fund

$112,504,732	$21,373,004	$278,311,206	$179,658,528	$7,357,364	$36,386,474	$69,650,957	$335,396,672

—	—	—	—	—	—	403,945	—

2,084,500	2,127,880	—	40,867,890	—	—	10,818,270	—

67,443	46,540	2,109,379	2,423,549	183,339	64,956	677,145	1,519,893

34,186	—	—	—	—	—	9,235,938	—

434,498	54,205	1,309,179	4,033,017	43,161	490,735	730,472	1,126,393

1,043	510	—	10,216	—	—	474	—

—	—	—	—	—	—	353	—

10,652	—	192,460	35,540	42,226	8,807	29,253	—

41,857	42,266	74,042	939,914	51,022	90,463	44,868	283,018

$115,178,911	$23,644,405	$281,996,266	$227,968,654	$7,677,112	$37,041,435	$91,591,675	$338,325,976

							91,591,675

148,985	36,426	429,070	230,302	—	68,862	80,772	600,004

—	—	—	—	—	—	201,623	—

2,084,500	2,127,880	—	40,867,890	—	—	10,818,270	—

560,979	—	13,102,790	784,624	—	—	11,273,750	—

—	—	139,649	370,807	6,976	29,631	27,049	4,426

7,884	—	—	—	—	—	27,014	—

123,044	25,357	193,723	96,277	34,631	17,691	44,249	164,124

$2,925,392	$2,189,663	$13,865,232	$42,349,900	$41,607	$116,184	$22,472,727	$768,554

$112,253,519	$21,454,742	$268,131,034	$185,618,754	$7,635,505	$36,925,251	$69,118,948	$337,557,422

$162,100,277	$26,568,615	$259,188,942	$223,373,953	$7,622,263	$34,627,734	$68,265,135	$337,557,422

—	2,456	—	(66,016)	—	—	—	—

(39,873,131)	(824,120)	(1,969,902)	(25,870,095)	—	(18,960)	(14,150)	—

(9,973,627)	(4,292,209)	10,911,994	(11,819,088)	13,242	2,316,477	867,963	—

$112,253,519	$21,454,742	$268,131,034	$185,618,754	$7,635,505	$36,925,251	$69,118,948	$337,557,422

$47,470,956	$7,778,991	$125,269,780	$96,790,269	$2,155,441	$24,295,862	$26,530,270	$264,160,904

8,572,316	983,211	9,725,210	11,046,604	215,169	1,715,478	2,589,722	264,160,904

$5.54	$7.91	$12.88	$8.76	$10.02	$14.16	$10.24	$1.00

$0.28	$0.39	$0.64	$0.44	$0.36	$0.71	$0.51	—

$5.82	$8.30	$13.52	$9.20	$10.38	$14.87	$10.75	$1.00

$61,097,696	$8,434,989	$104,676,988	$54,213,650	$2,267,520	$8,760,267	$23,949,768	$56,322,953

11,282,310	1,072,647	8,137,196	6,193,833	226,562	618,422	2,338,904	56,322,953

$5.42	$7.86	$12.86	$8.75	$10.01	$14.17	$10.24	$1.00

$3,512,718	$4,117,000	$27,941,895	$29,059,513	$2,110,381	$3,767,049	$16,585,523	$12,775,522

649,599	523,713	2,172,422	3,320,088	210,850	265,972	1,619,855	12,775,522

$5.41	$7.86	$12.86	$8.75	$10.01	$14.16	$10.24	$1.00

$0.05	$0.08	$0.13	$0.09	$0.10	$0.14	$0.10	—

$5.46	$7.94	$12.99	$8.84	$10.11	$14.30	$10.34	$1.00

$172,149	$1,123,762	$10,242,371	$5,555,322	$1,102,163	$102,073	$2,053,387	$4,298,043

30,891	141,040	796,270	633,535	110,007	7,205	200,528	4,298,043

$5.57	$7.97	$12.86	$8.77	$10.02	$14.17	$10.24	$1.00

$122,561,124	$25,665,213	$267,399,212	$191,477,616	$7,344,122	$34,069,997	$69,367,270	$335,396,672

THE ENTERPRISE Group of Funds, Inc.

Statements of Operations

For the Year Ended December 31, 2002

	AGGRESSIVE STOCK
	Mid-Cap Growth Fund	Multi-Cap Growth Fund	Small Company Growth Fund	Small Company Value Fund
Investment income:

Dividends	$29,725	$351,305 (1)	$139,292	$4,554,734	(1)(2)

Interest	7,203	84,997	107,900	808,274

Securities lending	2,950	—	27,341	97,665

Total investment income	39,878	436,302	274,533	5,460,673

Expenses:

Investment advisory fees	99,094	1,048,990	890,206	3,589,194

Distribution fees, Class A	23,594	176,310	152,234	987,023

Distribution fees, Class B	53,792	506,635	372,929	1,676,713

Distribution fees, Class C	23,164	146,953	95,752	842,625

Transfer agent fees	96,180	611,041	427,101	1,441,136

Custodian and accounting fees	24,278	50,778	32,430	170,450

Audit and legal fees	2,113	18,410	15,677	85,315

Reports to shareholders	9,847	69,370	61,025	327,281

Registration fees	36,548	29,056	30,194	40,614

Directors’ fees	243	1,533	1,507	8,328

Other expenses	851	6,438	5,107	16,535

Total expenses	369,704	2,665,514	2,084,162	9,185,214

Expense reimbursement	(109,747)	(367,030)	(320,783)	—

Expenses reduced by expense offset arrangements	(7,465)	—	—	—

Total expenses, net of reimbursement and expense offset arrangements	252,492	2,298,484	1,763,379	9,185,214

Net investment income (loss)	(212,614)	(1,862,182)	(1,488,846)	(3,724,541)

Net realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(4,624,671)	(37,270,718)	(1,549,187)	4,873,554

Net realized gain (loss) on foreign currency transactions	—	—	—	—

Net realized gain (loss) on swap transactions	—	—	—	—

Net realized gain (loss) on futures transactions	—	—	—	(2,528,332)

Net realized gain (loss) on options transactions	—	—	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(427,700)	(8,741,733)	(23,644,187)	(66,205,968)

Net realized and unrealized gain (loss) on investments	(5,052,371)	(46,012,451)	(25,193,374)	(63,860,746)

Increase (decrease) in net assets resulting from operations	$(5,264,985)	$(47,874,633)	$(26,682,220)	$(67,585,287)

(1)	Net of foreign taxes withheld of $1,399 for Multi-Cap Growth, $5,330 for Small Company Value, $33,404 for Capital Appreciation, $687 for Deep Value, $5,745 for Equity Income, $80,558 for Growth, $42,851 for Growth and Income and $141,163 for International Growth.
(2)	Includes $24,480 of income from affiliated company.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

STOCK						INTERNATIONAL
Capital Appreciation Fund	Deep Value Fund	Equity Fund	Equity Income Fund	Growth Fund	Growth and Income Fund	International Growth Fund

$1,203,969 (1)	$297,757 (1)	$324,777	$2,499,175 (1)	$18,219,209 (1)	$2,940,622 (1)	$1,445,882 (1)

111,671	4,734	16,690	228,240	854,846	108,547	22,713

20,919	3,190	12,769	9,622	32,082	8,869	13,009

1,336,559	305,681	354,236	2,737,037	19,106,137	3,058,038	1,481,604

1,394,003	105,518	855,127	852,635	11,215,920	1,421,307	573,189

530,498	24,524	194,858	316,071	3,342,452	298,215	125,561

515,266	60,316	410,197	355,299	5,139,889	948,276	195,989

158,850	23,567	286,477	76,163	1,929,070	173,455	74,578

620,105	82,436	483,840	348,030	3,836,094	688,001	351,803

67,221	22,826	37,366	48,547	386,004	66,810	94,811

33,070	2,478	20,242	20,200	262,458	33,283	11,967

121,229	9,824	79,023	75,096	984,230	127,530	43,695

30,149	35,885	38,418	30,879	46,852	33,804	33,062

2,972	271	1,909	1,836	24,305	2,970	1,057

9,828	1,360	6,916	6,681	70,723	8,497	563

3,483,191	369,005	2,414,373	2,131,437	27,237,997	3,802,148	1,506,275

—	(112,872)	(211,647)	(190,216)	—	(392,366)	(166,069)

(8,340)	—	—	—	—	—	—

3,474,851	256,133	2,202,726	1,941,221	27,237,997	3,409,782	1,340,206

(2,138,292)	49,548	(1,848,490)	795,816	(8,131,860)	(351,744)	141,398

(18,559,019)	(1,522,300)	(12,978,556)	(5,039,994)	(213,818,100)	(39,190,836)	(9,058,929)

124,589	65	—	(22)	—	—	(119,349)

—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	8,265	—

(13,584,625)	(2,369,810)	(29,036,420)	(15,095,413)	(186,491,498)	(22,690,214)	(5,388,495)

(32,019,055)	(3,892,045)	(42,014,976)	(20,135,429)	(400,309,598)	(61,872,785)	(14,566,773)

$(34,157,347)	$(3,842,497)	$(43,863,466)	$(19,339,613)	$(408,441,458)	$(62,224,529)	$(14,425,375)

THE ENTERPRISE Group of Funds, Inc.

Statements of Operations — (Continued)

For the Year Ended December 31, 2002

	SECTOR/SPECIALTY
	Global Financial Services Fund	Global Health Care Fund	Global Socially Responsive Fund	Mergers and Acquisitions Fund	Technology Fund
Investment income:

Dividends	$922,994 (1)	$70,434 (1)	$65,762 (1)	$578,709 (1)	$94,345 (1)

Interest	724	7,544	5,139	575,264	68,513

Securities lending	9,289	3,900	—	15,094	—

Total investment income	933,007	81,878	70,901	1,169,067	162,858

Expenses:

Investment advisory fees	242,008	152,544	36,303	629,032	734,579

Distribution fees, Class A	52,575	27,275	10,283	131,773	125,449

Distribution fees, Class B	88,072	67,551	10,664	231,277	361,277

Distribution fees, Class C	18,408	22,176	5,582	164,863	91,215

Transfer agent fees	116,622	104,136	32,758	203,852	680,053

Custodian and accounting fees	23,149	25,760	15,475	35,933	36,913

Audit and legal fees	5,000	2,711	716	12,448	12,468

Reports to shareholders	18,853	11,283	2,695	48,493	43,940

Registration fees	30,469	37,168	35,911	34,160	39,102

Directors’ fees	456	261	72	1,354	801

Other expenses	2,753	1,304	1,194	1,206	3,972

Total expenses	598,365	452,169	151,653	1,494,391	2,129,769

Expense reimbursement	(69,179)	(121,041)	(72,686)	—	(486,689)

Expenses reduced by expense offset arrangements	—	(564)	—	—	—

Total expenses, net of reimbursement and expense offset arrangements	529,186	330,564	78,967	1,494,391	1,643,080

Net investment income (loss)	403,821	(248,686)	(8,066)	(325,324)	(1,480,222)

Net realized and unrealized gain (loss) on investments:

Net realized gain (loss) on investments	(203,296)	(6,077,338)	(827,602)	(920,266)	(45,107,355)

Net realized gain (loss) on foreign currency transactions	202,542	41,524	44,247	(3,926)	—

Net realized gain (loss) on swap transactions	—	—	—	—	—

Net realized gain (loss) on futures transactions	—	—	—	—	—

Net realized gain (loss) on options transactions	—	—	—	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(3,114,331)	(1,171,067)	(82,267)	(1,538,187)	(7,230,133)

Net realized and unrealized gain (loss) on investments	(3,115,085)	(7,206,881)	(865,622)	(2,462,379)	(52,337,488)

Increase (decrease) in net assets resulting from operations	$(2,711,264)	$(7,455,567)	$(873,688)	$(2,787,703)	$(53,817,710)

(1)	Net of foreign taxes withheld of $68,263 for Global Financial Services, $854 for Global Health Care, $5,567 for Global Socially Responsive, $1,290 for Mergers and Acquisitions, $7,429 for Technology, $3,405 for Managed and $909 for Strategic Allocation.
(2)	Commencemement of Operations.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

DOMESTIC HYBRID		INCOME					MONEY MARKET

Managed Fund	Strategic Allocation Fund	Government Securities Fund	High-Yield Bond Fund	Short Duration Bond Fund	Tax-Exempt Income Fund	Total Return Fund	Money Market Fund
				11/29/02(2) through 12/31/02

$2,010,169 (1)	$340,331 (1)	$—	$—	$—	$—	$—	$—

569,104	52,866	13,224,634	14,002,866	8,878	1,599,871	1,837,239	6,335,957

13,748	4,207	—	60,913	—	—	4,335	—

2,593,021	397,404	13,224,634	14,063,779	8,878	1,599,871	1,841,574	6,335,957

1,179,042	166,653	1,331,479	938,515	2,466	168,142	270,970	1,103,918

278,769	39,049	486,574	358,991	374	103,428	74,205	—

747,035	78,524	832,795	511,838	1,553	79,499	147,506	—

44,308	43,335	224,718	200,748	1,437	26,069	89,502	—

541,725	84,015	647,034	376,588	34,125	55,508	121,352	765,389

106,796	69,298	76,332	79,011	1,000	17,586	55,250	55,356

27,482	3,948	39,473	27,739	74	5,988	7,368	56,524

106,017	15,676	136,483	101,502	550	20,838	24,943	95,495

29,678	41,210	33,552	33,401	3,828	29,958	42,130	36,817

2,330	421	4,031	2,796	17	129	837	5,433

9,294	2,662	14,926	35,190	165	3,314	4,337	34,864

3,072,476	544,791	3,827,397	2,666,319	45,589	510,459	838,400	2,153,796

(372,493)	(149,951)	(472,409)	(265,178)	(42,226)	(82,299)	(151,996)	—

—	—	—	—	—	(578)	—	—

2,699,983	394,840	3,354,988	2,401,141	3,363	427,582	686,404	2,153,796

(106,962)	2,564	9,869,646	11,662,638	5,515	1,172,289	1,155,170	4,182,161

(30,515,097)	(675,145)	149,311	(11,290,708)	—	100,007	1,021,336	—

—	—	—	—	—	—	(910)	—

—	—	—	—	—	—	36,390	—

1,200	—	—	(4,545)	—	—	423,730	—

—	—	—	—	—	—	82,939	—

(9,082,940)	(5,155,073)	8,251,033	(473,562)	13,242	1,590,371	795,867	—

(39,596,837)	(5,830,218)	8,400,344	(11,768,815)	13,242	1,690,378	2,359,352	—

$(39,703,799)	$(5,827,654)	$18,269,990	$(106,177)	$18,757	$2,862,667	$3,514,522	$4,182,161

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes In Net Assets

	AGGRESSIVE STOCK
	Mid-Cap Growth Fund		Multi-Cap Growth Fund		Small Company Growth Fund
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
From operations:
Net investment income (loss)	$(212,614)	$(119,020)	$(1,862,182)	$(2,159,094)	$(1,488,846)	$(1,447,092)

Net realized gain (loss) on investments and foreign currency transactions	(4,624,671)	(4,029,814)	(37,270,718)	(66,777,024)	(1,549,187)	(2,307,024)

Net realized gain (loss) on futures and options	—	—	—	—	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(427,700)	776,918	(8,741,733)	32,069,189	(23,644,187)	(888,392)

Increase (decrease) in net assets resulting from operations	(5,264,985)	(3,371,916)	(47,874,633)	(36,866,929)	(26,682,220)	(4,642,508)

Distributions to shareholders from:

Net investment income, Class A	—	—	—	—	—	—

Net investment income, Class B	—	—	—	—	—	—

Net investment income, Class C	—	—	—	—	—	—

Net investment income, Class Y	—	—	—	—	—	—

Net realized gains on investments Class A	—	—	—	—	—	(286,964)

Net realized gains on investments Class B	—	—	—	—	—	(324,781)

Net realized gains on investments Class C	—	—	—	—	—	(72,446)

Net realized gains on investments Class Y	—	—	—	—	—	(67,416)

Total distributions to shareholders	—	—	—	—	—	(751,607)

From capital share transactions:

Class A

Shares sold	2,334,108	4,334,303	6,603,699	76,519,695	20,335,405	41,589,544

Shares exchanged due to merger	—	2,806,272	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	313,704

Shares redeemed	(2,735,863)	(1,359,346)	(17,773,057)	(87,703,987)	(16,031,284)	(38,456,997)

Net increase (decrease) — Class A	(401,755)	5,781,229	(11,169,358)	(11,184,292)	4,304,121	3,446,251

Class B

Shares sold	1,779,787	3,570,153	7,632,147	14,100,119	14,020,407	12,423,173

Shares exchanged due to merger	—	3,435,246	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	305,225

Shares redeemed	(2,197,697)	(421,525)	(16,298,849)	(17,282,833)	(10,947,055)	(6,535,674)

Net increase (decrease) — Class B	(417,910)	6,583,874	(8,666,702)	(3,182,714)	3,073,352	6,192,724

Class C

Shares sold	902,570	2,024,937	2,442,938	4,256,609	8,094,965	3,054,401

Shares exchanged due to merger	—	1,043,941	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	64,419

Shares redeemed	(1,541,069)	(249,658)	(6,410,353)	(8,784,797)	(4,183,472)	(1,830,370)

Net increase (decrease) — Class C	(638,499)	2,819,220	(3,967,415)	(4,528,188)	3,911,493	1,288,450

Class Y

Shares sold	163,668	94,887	356,401	217,184	2,719,677	2,051,879

Shares exchanged due to merger	—	112,112	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	59,632

Shares redeemed	(107,301)	(21,405)	(284,694)	(309,978)	(2,128,640)	(1,809,003)

Net increase (decrease) — Class Y	56,367	185,594	71,707	(92,794)	591,037	302,508

Total increase (decrease) in net assets resulting from capital share transactions	(1,401,797)	15,369,917	(23,731,768)	(18,987,988)	11,880,003	11,229,933

Total increase (decrease) in net assets	(6,666,782)	11,998,001	(71,606,401)	(55,854,917)	(14,802,217)	5,835,818

Net assets:

Beginning of period	$16,991,402	$4,993,401	$144,317,027	$200,171,944	$97,786,402	$91,950,584

End of period	$10,324,620	$16,991,402	$72,710,626	$144,317,027	$82,984,185	$97,786,402

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

		STOCK
Small Company Value Fund		Capital Appreciation Fund		Deep Value Fund		Equity Fund
Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	For the Period May 31, 2001 through December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001

$(3,724,541)	$(1,952,919)	$(2,138,292)	$(2,281,209)	$49,548	$(1,896)	$(1,848,490)	$(2,084,035)

4,873,554	186,668	(18,434,430)	(50,945,445)	(1,522,235)	24,969	(12,978,556)	(16,843,291)

(2,528,332)	1,273,054	—	—	—	—	—	—

(66,205,968)	17,567,659	(13,584,625)	(3,353,811)	(2,369,810)	309,937	(29,036,420)	(11,981,965)

(67,585,287)	17,074,462	(34,157,347)	(56,580,465)	(3,842,497)	333,010	(43,863,466)	(30,909,291)

—	—	—	—	(38,016)	—	—	—

—	—	—	—	(7,346)	—	—	—

—	—	—	—	(1,721)	—	—	—

—	—	—	—	(2,630)	—	—	—

(2,872,871)	(854,517)	—	—	(7,885)	(11,477)	—	(332,216)

(2,503,212)	(649,198)	—	—	(8,532)	(13,426)	—	(316,513)

(1,234,161)	(312,784)	—	—	(3,190)	(5,581)	—	(217,646)

(104,112)	(26,391)	—	—	(332)	(468)	—	(5,690)

(6,714,356)	(1,842,890)	—	—	(69,652)	(30,952)	—	(872,065)

88,161,726	166,399,437	39,713,331	56,463,766	5,251,754	4,157,142	13,023,379	29,318,561

—	—	—	—	—	—	—	3,874,405

2,625,615	789,960	—	—	42,866	10,082	—	306,550

(87,312,595)	(130,586,033)	(50,540,989)	(67,981,075)	(1,840,392)	(211,141)	(18,085,762)	(20,111,203)

3,474,746	36,603,364	(10,827,658)	(11,517,309)	3,454,228	3,956,083	(5,062,383)	13,388,313

56,562,308	56,406,892	14,298,352	11,969,659	4,476,569	4,851,155	8,632,134	17,987,269

—	—	—	—	—	—	—	3,329,945

2,311,074	602,349	—	—	14,863	11,259	—	296,274

(37,134,865)	(17,308,753)	(16,552,761)	(14,975,990)	(1,145,583)	(122,482)	(13,217,527)	(12,296,582)

21,738,517	39,700,488	(2,254,409)	(3,006,331)	3,345,849	4,739,932	(4,585,393)	9,316,906

36,949,024	35,642,466	7,130,640	4,735,978	1,616,524	2,030,452	8,580,303	18,307,791

—	—	—	—	—	—	—	1,221,444

1,049,007	271,635	—	—	4,217	4,535	—	173,046

(24,544,333)	(14,096,383)	(6,094,548)	(6,217,165)	(636,031)	(51,884)	(11,846,714)	(8,536,292)

13,453,698	21,817,718	1,036,092	(1,481,187)	984,710	1,983,103	(3,266,411)	11,165,989

5,590,740	6,735,245	921,303	229,606	278,740	165,932	870,253	778,212

—	—	—	—	—	—	—	109,021

75,565	16,830	—	—	1,865	179	—	2,824

(4,655,294)	(753,001)	(261,281)	(225,175)	(122,512)	(1,015)	(549,291)	(199,440)

1,011,011	5,999,074	660,022	4,431	158,093	165,096	320,962	690,617

39,677,972	104,120,644	(11,385,953)	(16,000,396)	7,942,880	10,844,214	(12,593,225)	34,561,825

(34,621,671)	119,352,216	(45,543,300)	(72,580,861)	4,030,731	11,146,272	(56,456,691)	2,780,469

$466,009,653	$346,657,437	$202,788,630	$275,369,491	$11,146,272	$—	$145,116,577	$142,336,108

$431,387,982	$466,009,653	$157,245,330	$202,788,630	$15,177,003	$11,146,272	$88,659,886	$145,116,577

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes In Net Assets — (Continued)

	Equity Income Fund		Growth Fund		Growth and Income Fund
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
From operations:
Net investment income (loss)	$795,816	$870,265	$(8,131,860)	$(10,703,877)	$(351,744)	$(214,072)

Net realized gain (loss) on investments and foreign currency transactions	(5,040,016)	1,388,294	(213,818,100)	(83,193,650)	(39,190,836)	(1,691,388)

Net realized gain (loss) on futures and options	—	—	—	—	8,265	17,280

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(15,095,413)	(19,976,569)	(186,491,498)	(190,734,496)	(22,690,214)	(39,386,910)

Increase (decrease) in net assets resulting from operations	(19,339,613)	(17,718,010)	(408,441,458)	(284,632,023)	(62,224,529)	(41,275,090)

Distributions to shareholders from:

Net investment income, Class A	(623,743)	(666,580)	—	—	—	—

Net investment income, Class B	(137,978)	(103,693)	—	—	—	—

Net investment income, Class C	(30,496)	(24,488)	—	—	—	—

Net investment income, Class Y	(4,132)	(3,792)	—	—	—	—

Net realized gains on investments Class A	(557,395)	(1,329,955)	—	—	—	(371,461)

Net realized gains on investments Class B	(293,427)	(653,291)	—	—	—	(534,874)

Net realized gains on investments Class C	(64,230)	(138,603)	—	—	—	(99,868)

Net realized gains on investments Class Y	(2,545)	(5,412)	—	—	—	(57,472)

Total distributions to shareholders	(1,713,946)	(2,925,814)	—	—	—	(1,063,675)

From capital share transactions:

Class A

Shares sold	10,399,965	53,228,657	277,793,699	440,866,174	15,753,039	42,279,289

Shares exchanged due to merger	—	—	7,363,678	—	—	—

Reinvestment of distributions	1,106,544	1,897,220	—	—	—	361,200

Shares redeemed	(17,703,963)	(57,533,572)	(216,706,794)	(511,525,534)	(27,909,920)	(38,286,400)

Net increase (decrease) — Class A	(6,197,454)	(2,407,695)	68,450,583	(70,659,360)	(12,156,881)	4,354,089

Class B

Shares sold	9,507,072	10,403,060	72,581,431	72,136,450	15,142,873	36,639,870

Shares exchanged due to merger	—	—	7,296,375	—	—	—

Reinvestment of distributions	389,901	692,097	—	—	—	500,105

Shares redeemed	(10,589,787)	(7,100,781)	(115,945,655)	(100,359,502)	(29,475,653)	(21,262,123)

Net increase (decrease) — Class B	(692,814)	3,994,376	(36,067,849)	(28,223,052)	(14,332,780)	15,877,852

Class C

Shares sold	3,309,499	3,299,676	58,916,865	42,836,772	4,924,818	10,037,575

Shares exchanged due to merger	—	—	2,196,313	—	—	—

Reinvestment of distributions	83,512	148,140	—	—	—	90,762

Shares redeemed	(3,211,807)	(2,463,018)	(47,575,116)	(46,996,427)	(8,142,846)	(6,297,999)

Net increase (decrease) — Class C	181,204	984,798	13,538,062	(4,159,655)	(3,218,028)	3,830,338

Class Y

Shares sold	39,926	247,787	16,756,822	10,293,880	2,894,929	1,338,106

Shares exchanged due to merger	—	—	108,538	—	—	—

Reinvestment of distributions	3,416	4,708	—	—	—	67,413

Shares redeemed	(36,084)	(24,185)	(16,021,444)	(15,911,406)	(2,666,885)	(2,766,168)

Net increase (decrease) — Class Y	7,258	228,310	843,916	(5,617,526)	228,044	(1,360,649)

Total increase (decrease) in net assets resulting from capital share transactions	(6,701,806)	2,799,789	46,764,712	(108,659,593)	(29,479,645)	22,701,630

Total increase (decrease) in net assets	(27,755,365)	(17,844,035)	(361,676,746)	(393,291,616)	(91,704,174)	(19,637,135)

Net assets:

Beginning of period	$125,901,797	$143,745,832	$1,693,304,060	$2,086,595,676	$238,505,667	$258,142,802

End of period	$98,146,432	$125,901,797	$1,331,627,314	$1,693,304,060	$146,801,493	$238,505,667

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

INTERNATIONAL		SECTOR/SPECIALTY
International Growth Fund		Global Financial Services Fund		Global Health Care Fund		Global Socially Responsive Fund
Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001

$141,398	$(532,304)	$403,821	$186,404	$(248,686)	$(233,543)	$(8,066)	$(3,549)

(9,178,278)	(18,579,407)	(754)	1,518,667	(6,035,814)	(1,322,229)	(783,355)	(252,576)

—	—	—	—	—	—	—	—

(5,388,495)	(10,117,281)	(3,114,331)	(4,755,691)	(1,171,067)	1,018,753	(82,267)	(107,742)

(14,425,375)	(29,228,992)	(2,711,264)	(3,050,620)	(7,455,567)	(537,019)	(873,688)	(363,867)

—	—	(133,948)	(118,443)	—	—	—	—

—	—	(78,942)	(26,013)	—	—	—	—

—	—	(15,213)	(7,872)	—	—	—	—

—	—	(121,325)	(83,421)	—	—	—	—

—	—	(150,719)	(428,249)	—	—	—	(3,829)

—	—	(134,880)	(298,315)	—	—	—	(1,981)

—	—	(27,137)	(64,776)	—	—	—	(901)

—	—	(98,073)	(193,710)	—	—	—	(225)

—	—	(760,237)	(1,220,799)	—	—	—	(6,936)

25,814,064	340,854,188	5,629,294	3,787,716	1,983,830	5,981,355	1,636,263	1,198,911

—	4,946,620	—	—	—	—	—	—

—	—	268,368	525,890	—	—	—	3,049

(31,273,042)	(348,025,095)	(9,525,234)	(4,381,526)	(2,328,481)	(2,278,764)	(880,816)	(55,498)

(5,458,978)	(2,224,287)	(3,627,572)	(67,920)	(344,651)	3,702,591	755,447	1,146,462

7,385,518	4,772,914	1,789,558	3,958,614	1,775,462	6,194,321	446,757	655,716

—	3,180,237	—	—	—	—	—	—

—	—	200,445	301,024	—	—	—	1,457

(7,833,046)	(4,684,158)	(2,554,842)	(3,796,062)	(1,716,090)	(1,109,056)	(188,544)	(97,737)

(447,528)	3,268,993	(564,839)	463,576	59,372	5,085,265	258,213	559,436

3,515,097	14,874,824	299,432	1,152,921	541,332	2,116,660	335,074	208,911

—	2,893,979	—	—	—	—	—	—

—	—	39,159	68,385	—	—	—	269

(4,010,481)	(14,649,080)	(630,257)	(792,028)	(1,365,786)	(667,212)	(61,163)	(42,575)

(495,384)	3,119,723	(291,666)	429,278	(824,454)	1,449,448	273,911	166,605

20,135,760	21,179,793	273,220	56,004	175,466	98,756	41,921	34,273

—	298,492	—	—	—	—	—	—

—	—	219,398	276,909	—	(85,642)	—	62

(20,823,027)	(22,381,247)	(202,475)	(27,554)	(162,539)	—	(10,507)	(1,434)

(687,267)	(902,962)	290,143	305,359	12,927	13,114	31,414	32,901

(7,089,157)	3,261,467	(4,193,934)	1,130,293	(1,096,806)	10,250,418	1,318,985	1,905,404

(21,514,532)	(25,967,525)	(7,665,435)	(3,141,126)	(8,552,373)	9,713,399	445,297	1,534,601

$78,636,304	$104,603,829	$31,457,635	$34,598,761	$20,021,564	$10,308,165	$3,684,170	$2,149,569

$ 57,121,772	$78,636,304	$23,792,200	$31,457,635	$11,469,191	$20,021,564	$4,129,467	$3,684,170

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes In Net Assets — (Continued)

					DOMESTIC/HYBRID
	Mergers and Acquisitions Fund		Technology Fund		Managed Fund
	Year Ended December 31, 2002	For the Period February 28, 2001 through December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2002	Year Ended December 31, 2002	Year Ended December 31, 2001
From operations:
Net investment income (loss)	$(325,324)	$(36,010)	$(1,480,222)	$(2,761,533)	$(106,962)	$(569,223)

Net realized gain (loss) on investments and foreign currency transactions	(924,192)	1,019,481	(45,107,355)	(170,702,027)	(30,515,097)	(7,004,455)

Net realized gain (loss) on futures and options	—	—	—	—	1,200	(107,989)

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(1,538,187)	(453,688)	(7,230,133)	98,493,577	(9,082,940)	(24,988,250)

Increase (decrease) in net assets resulting from operations	(2,787,703)	529,783	(53,817,710)	(74,969,983)	(39,703,799)	(32,669,917)

Distributions to shareholders from:

Net investment income, Class A	—	—	—	—	—	—

Net investment income, Class B	—	—	—	—	—	—

Net investment income, Class C	—	—	—	—	—	—

Net investment income, Class Y	—	—	—	—	—	—

Net realized gains on investments Class A	(215,477)	(278,747)	—	—	—	—

Net realized gains on investments Class B	(168,008)	(245,144)	—	—	—	—

Net realized gains on investments Class C	(129,712)	(133,997)	—	—	—	—

Net realized gains on investments Class Y	(7,179)	(8,331)	—	—	—	—

Total distributions to shareholders	(520,376)	(666,219)	—	—	—	—

From capital share transactions:

Class A

Shares sold	16,855,444	26,200,997	5,017,124	115,726,611	7,792,450	14,379,140

Shares exchanged due to merger	—	—	2,048,925	—	—	—

Reinvestment of distributions	178,169	235,061	—	—	—	—

Shares redeemed	(8,546,562)	(2,519,959)	(16,926,759)	(126,881,239)	(25,984,581)	(24,304,583)

Net increase (decrease) — Class A	8,487,051	23,916,099	(9,860,710)	(11,154,628)	(18,192,131)	(9,925,443)

Class B

Shares sold	8,325,950	22,270,189	6,196,887	13,857,227	9,095,650	11,242,700

Shares exchanged due to merger	—	—	1,753,209	—	—	—

Reinvestment of distributions	143,533	215,716	—	—	—	—

Shares redeemed	(4,986,873)	(1,217,243)	(12,893,066)	(20,836,122)	(21,295,936)	(16,262,285)

Net increase (decrease) — Class B	3,482,610	21,268,662	(4,942,970)	(6,978,895)	(12,200,286)	(5,019,585)

Class C

Shares sold	10,687,732	12,541,890	1,247,661	3,527,676	1,017,976	1,588,220

Shares exchanged due to merger	—	—	391,285	—	—	—

Reinvestment of distributions	99,895	106,467	—	—	—	—

Shares redeemed	(3,306,400)	(1,076,719)	(3,724,197)	(9,270,956)	(1,904,718)	(2,471,671)

Net increase (decrease) — Class C	7,481,227	11,571,638	(2,085,251)	(5,743,280)	(886,742)	(883,451)

Class Y

Shares sold	975,226	802,740	232,968	409,366	2,037,115	4,228,267

Shares exchanged due to merger	—	—	101,642	—	—	—

Reinvestment of distributions	1,425	2,097	—	—	—	—

Shares redeemed	(638,492)	(87,082)	(210,418)	(343,992)	(43,171,592)	(9,407,066)

Net increase (decrease) — Class Y	338,159	717,755	124,192	65,374	(41,134,477)	(5,178,799)

Total increase (decrease) in net assets resulting from capital share transactions	19,789,047	57,474,154	(16,764,739)	(23,811,429)	(72,413,636)	(21,007,278)

Total increase (decrease) in net assets	16,480,968	57,337,718	(70,582,449)	(98,781,412)	(112,117,435)	(53,677,195)

Net assets:

Beginning of period	$57,337,718	$—	$121,834,861	$220,616,273	$224,370,954	$278,048,149

End of period	$73,818,686	$57,337,718	$51,252,412	$121,834,861	$112,253,519	$224,370,954

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

		INCOME
Strategic Allocation Fund		Government Securities Fund		High-Yield Bond Fund		Short Duration Bond Fund
Year Ended December 31, 2002	For the Period August 31, 2001 through December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	For the Period November 29, 2002 through December 31, 2002

$2,564	$(5,484)	$9,869,646	$8,445,838	$11,662,638	$9,175,241	$5,515

(675,145)	(123,648)	149,311	702,036	(11,290,708)	(6,816,815)	—

—	—	—	—	(4,545)	(9,788)	—

(5,155,073)	862,864	8,251,033	1,993,794	(473,562)	3,113,821	13,242

(5,827,654)	733,732	18,269,990	11,141,668	(106,177)	5,462,459	18,757

—	—	(4,973,594)	(4,727,725)	(6,132,263)	(5,008,569)	(2,471)

—	—	(3,355,670)	(2,487,346)	(3,660,792)	(3,154,670)	(2,504)

—	—	(902,028)	(580,096)	(1,429,492)	(771,235)	(2,340)

—	—	(407,771)	(427,568)	(440,091)	(240,767)	(1,563)

—	(17,236)	—	—	—	—	—

—	(10,952)	—	—	—	—	—

—	(6,385)	—	—	—	—	—

—	(2,661)	—	—	—	—	—

—	(37,234)	(9,639,063)	(8,222,735)	(11,662,638)	(9,175,241)	(8,878)

5,527,451	9,970,028	66,634,255	120,147,474	65,803,015	57,013,831	2,162,322

—	—	—	—	—	—	—

—	12,356	4,128,980	3,760,875	4,186,073	4,204,557	622

(3,753,342)	(2,243,788)	(43,824,837)	(112,500,346)	(31,443,674)	(50,028,663)	(10,900)

1,774,109	7,738,596	26,938,398	11,408,003	38,545,414	11,189,725	2,152,044

7,272,289	5,191,519	52,688,470	35,380,077	21,561,941	22,041,854	2,265,272

—	—	—	—	—	—	—

—	9,122	2,762,450	2,061,517	2,447,328	2,290,018	815

(2,071,052)	(40,486)	(20,901,348)	(12,749,327)	(13,150,724)	(8,015,037)	(1,026)

5,201,237	5,160,155	34,549,572	24,692,267	10,858,545	16,316,835	2,265,061

3,251,029	3,081,957	18,190,206	14,365,713	23,578,559	13,432,682	2,108,112

—	—	—	—	—	—	—

—	4,079	673,945	444,998	826,975	537,765	530

(1,085,117)	(10,607)	(8,597,124)	(6,880,496)	(7,801,942)	(6,756,056)	(196)

2,165,912	3,075,429	10,267,027	7,930,215	16,603,592	7,214,391	2,108,446

843,974	1,198,910	3,851,347	779,165	2,804,558	3,727,721	1,100,075

—	—	—	—	—	—	—

—	2,340	395,997	418,871	333,272	205,386	—

(574,658)	(106)	(1,997,000)	(853,854)	(1,340,433)	(444,439)	—

269,316	1,201,144	2,250,344	344,182	1,797,397	3,488,668	1,100,075

9,410,574	17,175,324	74,005,341	44,374,667	67,804,948	38,209,619	7,625,626

3,582,920	17,871,822	82,636,268	47,293,600	56,036,133	34,496,837	7,635,505

$17,871,822	$—	$185,494,766	$138,201,166	$129,582,621	$95,085,784	$—

$21,454,742	$17,871,822	$268,131,034	$185,494,766	$185,618,754	$129,582,621	$7,635,505

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes in Net Assets — (Continued)

					MONEY MARKET
	Tax-Exempt Income Fund		Total Return Fund		Money Market Fund
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	For the Period August 31, 2001 through December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
From operations:
Net investment income (loss)	$1,172,289	$1,120,586	$1,155,170	$119,503	$4,182,161	$11,617,616

Net realized gain (loss) on investments and foreign currency transactions	100,007	168,756	1,056,816	(6,730)	—	—

Net realized gain (loss) on futures and options	—	—	506,669	—	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	1,590,371	(422,611)	795,867	72,096	—	—

Increase (decrease) in net assets resulting from operations	2,862,667	866,731	3,514,522	184,869	4,182,161	11,617,616

Distributions to shareholders from:

Net investment income, Class A	(841,781)	(846,427)	(536,342)	(51,206)	(3,344,856)	(9,936,204)

Net investment income, Class B	(246,943)	(217,400)	(397,412)	(35,606)	(646,318)	(1,255,866)

Net investment income, Class C	(79,960)	(53,389)	(234,180)	(17,391)	(148,061)	(316,995)

Net investment income, Class Y	(3,605)	(3,370)	(56,697)	(17,126)	(42,926)	(108,551)

Net realized gains on investments Class A	(47,004)	—	(517,283)	(49,985)	—	—

Net realized gains on investments Class B	(16,804)	—	(463,120)	(43,431)	—	—

Net realized gains on investments Class C	(7,209)	—	(319,062)	(18,771)	—	—

Net realized gains on investments Class Y	(196)	—	(39,789)	(10,851)	—	—

Total distributions to shareholders	(1,243,502)	(1,120,586)	(2,563,885)	(244,367)	(4,182,161)	(11,617,616)

From capital share transactions:

Class A

Shares sold	5,228,082	27,523,028	22,128,174	7,774,478	240,934,087	1,080,795,303

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	627,285	614,698	961,602	91,602	3,313,236	9,276,295

Shares redeemed	(4,660,113)	(28,206,457)	(3,902,457)	(846,487)	(231,588,964)	(1,110,793,783)

Net increase (decrease) — Class A	1,195,254	(68,731)	19,187,319	7,019,593	12,658,359	(20,722,185)

Class B

Shares sold	3,050,025	3,219,217	19,780,122	6,286,486	56,933,243	61,258,138

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	175,668	134,027	750,436	69,101	601,664	1,173,030

Shares redeemed	(1,784,082)	(3,003,840)	(3,068,443)	(185,673)	(45,256,820)	(46,482,551)

Net increase (decrease) — Class B	1,441,611	349,404	17,462,115	6,169,914	12,278,087	15,948,617

Class C

Shares sold	2,663,294	688,463	14,905,660	3,015,705	22,913,569	39,136,728

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	72,612	47,302	435,856	27,715	135,543	304,784

Shares redeemed	(916,724)	(478,936)	(1,961,987)	(54,539)	(20,906,021)	(37,518,407)

Net increase (decrease) — Class C	1,819,182	256,829	13,379,529	2,988,881	2,143,091	1,923,105

Class Y

Shares sold	23,818	226,155	887,182	1,509,663	1,845,363	2,534,486

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	1,671	1,198	67,470	24,296	42,670	108,490

Shares redeemed	(5,526)	(196,928)	(425,551)	(42,602)	(749,898)	(2,148,428)

Net increase (decrease) — Class Y	19,963	30,425	529,101	1,491,357	1,138,135	494,548

Total increase (decrease) in net assets resulting from capital share transactions	4,476,010	567,927	50,558,064	17,669,745	28,217,672	(2,355,915)

Total increase (decrease) in net assets	6,095,175	314,072	51,508,701	17,610,247	28,217,672	(2,355,915)

Net assets:

Beginning of period	$30,830,076	$30,516,004	$17,610,247	$—	$309,339,750	$311,695,667

End of period	$36,925,251	$30,830,076	$69,118,948	$17,610,247	$337,557,422	$309,339,750

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

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THE ENTERPRISE Group of Funds, Inc.

Enterprise Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Mid-Cap Growth Fund (Class A)	2002		2001		For the Period 10/31/00 through 12/31/00

Net Asset Value Beginning of Period	$5.12		$8.73		$10.00

Net Investment Income (Loss)	(0.05	)F	(0.07	)F	(0.04	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.58)		(3.54)		(1.23)

Total from Investment Operations	(1.63)		(3.61)		(1.27)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$3.49		$5.12		$8.73

Total ReturnC	(31.84)%		(41.35)%		(12.70	)%B
Net Assets End of Period (in thousands)	$4,256		$6,749		$2,336
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	1.66%		1.60%		1.60%
Ratio of Expenses to Average Net Assets	1.60%		1.60%		1.60	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	2.49%		3.06%		15.21	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.30)%		(1.26)%		(0.74	)%A
Portfolio Turnover Rate	206%		174%		17%

	Year Ended December 31,
Enterprise Mid-Cap Growth Fund (Class B)	2002		2001		For the Period 10/31/00 through 12/31/00

Net Asset Value Beginning of Period	$5.09		$8.73		$10.00

Net Investment Income (Loss)	(0.08	)F	(0.10	)F	(0.09	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.56)		(3.54)		(1.18)

Total from Investment Operations	(1.64)		(3.64)		(1.27)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$3.45		$5.09		$8.73

Total ReturnD	(32.22)%		(41.70)%		(12.70	)%B
Net Assets End of Period (in thousands)	$4,315		$6,870		$1,429
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	2.21%		2.15%		2.15%
Ratio of Expenses to Average Net Assets	2.15%		2.15%		2.15	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	3.04%		3.61%		15.76	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.85)%		(1.81)%		(1.30	)%A
Portfolio Turnover Rate	206%		174%		17%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mid-Cap Growth Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Mid-Cap Growth Fund (Class C)	2002		2001		For the Period 10/31/00 through 12/31/00

Net Asset Value Beginning of Period	$5.09		$8.71		$10.00

Net Investment Income (Loss)	(0.08	)F	(0.10	)F	(0.08	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.56)		(3.52)		(1.21)

Total from Investment Operations	(1.64)		(3.62)		(1.29)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$3.45		$5.09		$8.71

Total ReturnD	(32.22	)%C	(41.56)%		(12.90	)%B
Net Assets End of Period (in thousands)	$1,562		$3,131		$1,111
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	2.21%		2.15%		2.15%
Ratio of Expenses to Average Net Assets	2.15%		2.15%		2.15	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	3.04%		3.61%		15.76	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.85)%		(1.81)%		(1.31	)%A
Portfolio Turnover Rate	206%		174%		17%

	Year Ended December 31,
Enterprise Mid-Cap Growth Fund (Class Y)	2002		2001		For the Period 10/31/00 through 12/31/00

Net Asset Value Beginning of Period	$5.15		$8.74		$10.00

Net Investment Income (Loss)	(0.04	)F	(0.04	)F	(0.02	)F
Net Realized and Unrealized Gain (Loss) on Investments	(1.59)		(3.55)		(1.24)

Total from Investment Operations	(1.63)		(3.59)		(1.26)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$3.52		$5.15		$8.74

Total Return	(31.65)%		(41.08)%		(12.60	)%B
Net Assets End of Period (in thousands)	$192		$241		$117
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	1.21%		1.15%		1.15%
Ratio of Expenses to Average Net Assets	1.15%		1.15%		1.15	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	2.09%		2.61%		14.76	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.84)%		(0.81)%		(0.32	)%A
Portfolio Turnover Rate	206%		174%		17%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Multi-Cap Growth Fund (Class A)	2002		2001		2000		For the Period 7/1/99 through 12/31/99

Net Asset Value Beginning of Period	$7.90		$9.56		$13.74		$5.00

Net Investment Income (Loss)	(0.09	)F	(0.08	)F	(0.14	)F	(0.05	)F
Net Realized and Unrealized Gain (Loss) on Investments	(2.74)		(1.58)		(4.04)		9.00

Total from Investment Operations	(2.83)		(1.66)		(4.18)		8.95

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		—		(0.21)

Total Distributions	—		—		—		(0.21)

Net Asset Value End of Period	$5.07		$7.90		$9.56		$13.74

Total ReturnC	(35.82)%		(17.36)%		(30.42)%		179.26	%B
Net Assets End of Period (in thousands)	$26,114		$55,095		$81,279		$49,206
Ratio of Expenses to Average Net Assets	1.85%		1.85%		1.85%		1.85	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.20%		2.02%		1.92%		2.43	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.43)%		(0.98)%		(1.10)%		(1.06	)%A
Portfolio Turnover Rate	189%		105%		127%		32%

	Year Ended December 31,
Enterprise Multi-Cap Growth Fund (Class B)	2002		2001		2000		For the Period 7/1/99 through 12/31/99

Net Asset Value Beginning of Period	$7.79		$9.49		$13.70		$5.00

Net Investment Income (Loss)	(0.12	)F	(0.12	)F	(0.21	)F	(0.07	)F
Net Realized and Unrealized Gain (Loss) on Investments	(2.70)		(1.58)		(4.00)		8.98

Total from Investment Operations	(2.82)		(1.70)		(4.21)		8.91

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		—		(0.21)

Total Distributions	—		—		—		(0.21)

Net Asset Value End of Period	$4.97		$7.79		$9.49		$13.70

Total ReturnD	(36.20)%		(17.91)%		(30.73)%		178.45	%B
Net Assets End of Period (in thousands)	$36,329		$68,173		$87,458		$39,854
Ratio of Expenses to Average Net Assets	2.40%		2.40%		2.40%		2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.75%		2.57%		2.47%		2.90	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.98)%		(1.54)%		(1.63)%		(1.64	)%A
Portfolio Turnover Rate	189%		105%		127%		32%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Multi-Cap Growth Fund (Class C)	2002		2001		2000		For the Period 7/1/99 through 12/31/99

Net Asset Value Beginning of Period	$7.78		$9.48		$13.70		$5.00

Net Investment Income (Loss)	(0.12	)F	(0.12	)F	(0.21	)F	(0.07	)F
Net Realized and Unrealized Gain (Loss) on Investments	(2.69)		(1.58)		(4.01)		8.98

Total from Investment Operations	(2.81)		(1.70)		(4.22)		8.91

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		—		(0.21)

Total Distributions	—		—		—		(0.21)

Net Asset Value End of Period	$4.97		$7.78		$9.48		$13.70

Total ReturnD	(36.12	)%C	(17.93)%		(30.80)%		178.46	%B
Net Assets End of Period (in thousands)	$9,956		$20,646		$30,826		$13,864
Ratio of Expenses to Average Net Assets	2.40%		2.40%		2.40%		2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.75%		2.57%		2.47%		2.92	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.98)%		(1.53)%		(1.63)%		(1.62	)%A
Portfolio Turnover Rate	189%		105%		127%		32%

	Year Ended December 31,
Enterprise Multi-Cap Growth Fund (Class Y)	2002		2001		2000		For the Period 7/1/99 through 12/31/99

Net Asset Value Beginning of Period	$7.98		$9.62		$13.76		$5.00

Net Investment Income (Loss)	(0.06	)F	(0.04	)F	(0.09	)F	(0.02	)F
Net Realized and Unrealized Gain (Loss) on Investments	(2.78)		(1.60)		(4.05)		8.99

Total from Investment Operations	(2.84)		(1.64)		(4.14)		8.97

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		—		(0.21)

Total Distributions	—		—		—		(0.21)

Net Asset Value End of Period	$5.14		$ 7.98		$9.62		$13.76

Total Return	(35.59)%		(17.05)%		(30.09)%		179.66	%B
Net Assets End of Period (in thousands)	$312		$403		$609		$641
Ratio of Expenses to Average Net Assets	1.40%		1.40%		1.40%		1.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.76%		1.57%		1.46%		2.42	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.98)%		(0.53)%		(0.67)%		(0.51	)%A
Portfolio Turnover Rate	189%		105%		127%		32%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Small Company Growth Fund (Class A)	Year Ended December 31,
	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$28.90		$30.90		$33.26		$22.44		$23.39

Net Investment Income (Loss)	(0.35	)F	(0.39	)F	(0.43	)F	(0.35	)F	(0.32	)F
Net Realized and Unrealized Gain (Loss) on Investments	(6.79)		(1.40)		0.44		11.17		(0.63)

Total from Investment Operations	(7.14)		(1.79)		0.01		10.82		(0.95)

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		(0.22)		(2.37)		—		—

Total Distributions	—		(0.22)		(2.37)		—		—

Redemption Fees	0.00G		0.01		—		—		—

Net Asset Value End of Period	$21.76		$28.90		$30.90		$33.26		$22.44

Total ReturnC	(24.71)%		(5.72)%		0.55%		48.22%		(4.06)%
Net Assets End of Period (in thousands)	$31,714		$37,413		$35,921		$19,024		$8,194
Ratio of Expenses to Average Net Assets	1.73%		1.85%		1.85%		1.85%		1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.09%		2.01%		1.98%		2.29%		2.66%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.43)%		(1.40)%		(1.26)%		(1.38)%		(1.43)%
Portfolio Turnover Rate	35%		42%		53%		62%		151%

Enterprise Small Company Growth Fund (Class B)	Year Ended December 31,
	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$28.02		$30.11		$32.62		$22.13		$23.33

Net Investment Income (Loss)	(0.47	)F	(0.53	)F	(0.61	)F	(0.48	)F	(0.41	)F
Net Realized and Unrealized Gain (Loss) on Investments	(6.57)		(1.34)		0.47		10.97		(0.79)

Total from Investment Operations	(7.04)		(1.87)		(0.14)		10.49		(1.20)

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		(0.22)		(2.37)		—		—

Total Distributions	—		(0.22)		(2.37)		—		—

Net Asset Value End of Period	$20.98		$28.02		$30.11		$32.62		$22.13

Total ReturnD	(25.12)%		(6.17)%		0.10%		47.40%		(5.14)%
Net Assets End of Period (in thousands)	$33,447		$41,749		$38,084		$19,798		$8,760
Ratio of Expenses to Average Net Assets	2.28%		2.40%		2.40%		2.40%		2.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.64%		2.56%		2.53%		2.84%		3.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.98)%		(1.95)%		(1.81)%		(1.93)%		(1.94)%
Portfolio Turnover Rate	35%		42%		53%		62%		151%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Small Company Growth Fund (Class C)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$28.11		$30.21		$32.73		$22.21		$23.32

Net Investment Income (Loss)	(0.46	)F	(0.53	)F	(0.62	)F	(0.47	)F	(0.41	)F
Net Realized and Unrealized Gain (Loss) on Investments	(6.60)		(1.35)		0.47		10.99		(0.70)

Total from Investment Operations	(7.06)		(1.88)		(0.15)		10.52		(1.11)

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		(0.22)		(2.37)		—		—

Total Distributions	—		(0.22)		(2.37)		—		—

Net Asset Value End of Period	$21.05		$28.11		$30.21		$32.73		$22.21

Total ReturnD	(25.12	)%C	(6.18)%		0.07%		47.37%		(4.76)%
Net Assets End of Period (in thousands)	$10,448		$9,367		$8,596		$4,654		$2,481
Ratio of Expenses to Average Net Assets	2.27%		2.40%		2.40%		2.40%		2.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.66%		2.56%		2.53%		2.84%		3.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.97)%		(1.95)%		(1.81)%		(1.93)%		(1.93)%
Portfolio Turnover Rate	35%		42%		53%		62%		151%

	Year Ended December 31,
Enterprise Small Company Growth Fund (Class Y)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$29.51		$31.39		$33.56		$22.55		$23.43

Net Investment Income (Loss)	(0.26	)F	(0.27	)F	(0.28	)F	(0.23	)F	(0.23	)F
Net Realized and Unrealized Gain (Loss) on Investments	(6.94)		(1.39)		0.48		11.24		(0.65)

Total from Investment Operations	(7.20)		(1.66)		0.20		11.01		(0.88)

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		(0.22)		(2.37)		—		—

Total Distributions	—		(0.22)		(2.37)		—		—

Net Asset Value End of Period	$22.31		$29.51		$31.39		$33.56		$22.55

Total Return	(24.40)%		(5.25)%		1.12%		48.82%		(3.76)%
Net Assets End of Period (in thousands)	$7,375		$9,257		$9,350		$9,296		$9,084
Ratio of Expenses to Average Net Assets	1.29%		1.40%		1.40%		1.40%		1.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.64%		1.56%		1.52%		1.84%		2.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.98)%		(0.95)%		(0.82)%		(0.93)%		(1.03)%
Portfolio Turnover Rate	35%		42%		53%		62%		151%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Small Company Value Fund (Class A)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$8.17		$7.84		$8.53		$7.92		$7.75

Net Investment Income (Loss)	(0.04	)F	(0.02	)F	(0.01	)F	(0.02	)F	(0.03	)F
Net Realized and Unrealized Gain (Loss) on Investments	(0.93)		0.38		0.51		1.28		0.42

Total from Investment Operations	(0.97)		0.36		0.50		1.26		0.39

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Total Distributions	(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Redemption Fees	0.00	G	0.00	G	—		—		—

Net Asset Value End of Period	$7.09		$8.17		$7.84		$8.53		$7.92

Total ReturnC	(11.88)%		4.63%		6.52%		16.13%		5.15%
Net Assets End of Period (in thousands)	$188,979		$218,905		$174,043		$135,222		$79,867
Ratio of Expenses to Average Net Assets	1.64%		1.57%		1.55%		1.63%		1.75%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.64%		1.57%		1.55%		1.63%		1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.50)%		(0.21)%		(0.12)%		(0.22)%		(0.37)%
Portfolio Turnover Rate	19%		32%		71%		46%		33%

	Year Ended December 31,
Enterprise Small Company Value Fund (Class B)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$7.78		$7.52		$8.27		$7.74		$7.63

Net Investment Income (Loss)	(0.08	)F	(0.06	)F	(0.06	)F	(0.06	)F	(0.07	)F
Net Realized and Unrealized Gain (Loss) on Investments	(0.88)		0.35		0.50		1.24		0.40

Total from Investment Operations	(0.96)		0.29		0.44		1.18		0.33

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Total Distributions	(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Net Asset Value End of Period	$6.71		$7.78		$7.52		$8.27		$7.74

Total ReturnD	(12.35)%		3.89%		6.00%		15.47%		4.44%
Net Assets End of Period (in thousands)	$156,569		$161,373		$117,125		$98,472		$61,929
Ratio of Expenses to Average Net Assets	2.19%		2.12%		2.10%		2.18%		2.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.19%		2.12%		2.10%		2.18%		2.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.04)%		(0.76)%		(0.66)%		(0.78)%		(0.93)%
Portfolio Turnover Rate	19%		32%		71%		46%		33%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Small Company Value Fund (Class C)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$7.98		$7.71		$8.45		$7.90		$7.74

Net Investment Income (Loss)	(0.08	)F	(0.06	)F	(0.06	)F	(0.06	)F	(0.07	)F
Net Realized and Unrealized Gain (Loss) on Investments	(0.91)		0.36		0.51		1.26		0.45

Total from Investment Operations	(0.99)		0.30		0.45		1.20		0.38

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Total Distributions	(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Net Asset Value End of Period	$6.88		$7.98		$7.71		$8.45		$7.90

Total ReturnD	(12.42	)%C	3.93%		6.00%		15.42%		5.03%
Net Assets End of Period (in thousands)	$78,811		$78,665		$54,638		$35,265		$14,239
Ratio of Expenses to Average Net Assets	2.19%		2.13%		2.10%		2.19%		2.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.19%		2.13%		2.10%		2.19%		2.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.04)%		(0.76)%		(0.65)%		(0.76)%		(0.94)%
Portfolio Turnover Rate	19%		32%		71%		46%		33%

	Year Ended December 31,
Enterprise Small Company Value Fund (Class Y)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$8.47		$8.09		$8.73		$8.06		$7.81

Net Investment Income (Loss)	0.00	G	0.01	F	0.03	F	0.02	F	0.01	F
Net Realized and Unrealized Gain (Loss) on Investments	(0.97)		0.40		0.52		1.30		0.46

Total from Investment Operations	(0.97)		0.41		0.55		1.32		0.47

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Total Distributions	(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Net Asset Value End of Period	$7.39		$8.47		$8.09		$8.73		$8.06

Total Return	(11.46)%		5.10%		6.95%		16.60%		6.13%
Net Assets End of Period (in thousands)	$7,029		$7,067		$851		$619		$277
Ratio of Expenses to Average Net Assets	1.19%		1.15%		1.10%		1.18%		1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.19%		1.15%		1.10%		1.18%		1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.04)%		0.18%		0.31%		0.23%		0.06%
Portfolio Turnover Rate	19%		32%		71%		46%		33%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Capital Appreciation Fund (Class A)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$27.23		$34.21		$46.61		$38.59		$35.54

Net Investment Income (Loss)	(0.25	)F	(0.24	)F	(0.25	)F	(0.47	)F	(0.39	)F
Net Realized and Unrealized Gain (Loss) on Investments	(4.51)		(6.75)		(5.44)		15.43		10.55

Total from Investment Operations	(4.76)		(6.99)		(5.69)		14.96		10.16

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		(6.71)		(6.94)		(7.11)

Total Distributions	—		—		(6.71)		(6.94)		(7.11)

Redemption Fees	0.00G		0.01		—		—		—

Net Asset Value End of Period	$22.47		$27.23		$34.21		$46.61		$38.59

Total ReturnC	(17.48)%		(20.40)%		(14.19)%		39.39%		30.15%
Net Assets End of Period (in thousands)	$96,878		$128,957		$176,467		$181,232		$131,605
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	1.67%		1.63%		1.52%		1.52%		1.52%
Ratio of Expenses to Average Net Assets	1.67%		1.61%		1.52%		1.52%		1.52%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.95)%		(0.84)%		(0.64)%		(1.15)%		(1.01)%
Portfolio Turnover Rate	111%		111%		140%		170%		76%

	Year Ended December 31,
Enterprise Capital Appreciation Fund (Class B)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$25.70		$32.47		$44.80		$37.50		$34.89

Net Investment Income (Loss)	(0.37	)F	(0.37	)F	(0.43	)F	(0.68	)F	(0.58	)F
Net Realized and Unrealized Gain (Loss) on Investments	(4.24)		(6.40)		(5.19)		14.92		10.30

Total from Investment Operations	(4.61)		(6.77)		(5.62)		14.24		9.72

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		(6.71)		(6.94)		(7.11)

Total Distributions	—		—		(6.71)		(6.94)		(7.11)

Net Asset Value End of Period	$21.09		$25.70		$32.47		$44.80		$37.50

Total ReturnD	(17.94)%		(20.85)%		(14.65)%		38.62%		29.44%
Net Assets End of Period (in thousands)	$44,262		$56,243		$74,887		$40,276		$14,663
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	2.22%		2.18%		2.08%		2.08%		2.08%
Ratio of Expenses to Average Net Assets	2.22%		2.16%		2.08%		2.08%		2.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.51)%		(1.40)%		(1.17)%		(1.69)%		(1.56)%
Portfolio Turnover Rate	111%		111%		140%		170%		76%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Capital Appreciation Fund (Class C)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$26.43		$33.40		$45.85		$38.25		$35.43

Net Investment Income (Loss)	(0.38	)F	(0.38	)F	(0.44	)F	(0.68	)F	(0.57	)F
Net Realized and Unrealized Gain (Loss) on Investments	(4.35)		(6.59)		(5.30)		15.22		10.50

Total from Investment Operations	(4.73)		(6.97)		(5.74)		14.54		9.93

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		(6.71)		(6.94)		(7.11)

Total Distributions	—		—		(6.71)		(6.94)		(7.11)

Net Asset Value End of Period	$21.70		$26.43		$33.40		$45.85		$38.25

Total ReturnD	(17.90	)%C	(20.87)%		(14.57)%		38.64%		29.60%
Net Assets End of Period (in thousands)	$15,135		$17,156		$23,483		$6,918		$1,040
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	2.22%		2.18%		2.08%		2.11%		2.11%
Ratio of Expenses to Average Net Assets	2.22%		2.16%		2.08%		2.11%		2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.51)%		(1.39)%		(1.17)%		(1.69)%		(1.53)%
Portfolio Turnover Rate	111%		111%		140%		170%		76%

	Year Ended December 31,								For the Period 5/14/98 through 12/31/98
Enterprise Capital Appreciation Fund (Class Y)	2002		2001		2000		1999

Net Asset Value Beginning of Period	$27.85		$34.84		$47.14		$38.79		$40.71

Net Investment Income (Loss)	(0.14	)F	(0.11	)F	(0.07	)F	(0.28	)F	(0.15	)F
Net Realized and Unrealized Gain (Loss) on Investments	(4.62)		(6.88)		(5.52)		15.57		5.34

Total from Investment Operations	(4.76)		(6.99)		(5.59)		15.29		5.19

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		(6.71)		(6.94)		(7.11)

Total Distributions	—		—		(6.71)		(6.94)		(7.11)

Net Asset Value End of Period	$23.09		$27.85		$34.84		$47.14		$38.79

Total Return	(17.09)%		(20.06)%		(13.77)%		40.04%		14.08	%B
Net Assets End of Period (in thousands)	$970		$433		$532		$428		$204
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	1.23%		1.18%		1.08%		1.07%		1.05	%A
Ratio of Expenses to Average Net Assets	1.23%		1.16%		1.08%		1.07%		1.05	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.56)%		(0.40)%		(0.19)%		(0.69)%		(0.51	)%A
Portfolio Turnover Rate	111%		111%		140%		170%		76	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Deep Value Fund (Class A)	Year Ended December 31, 2002		For the Period 5/31/01 through 12/31/01

Net Asset Value Beginning of Period	$9.93		$10.00

Net Investment Income (Loss)	0.06	F	0.02	F
Net Realized and Unrealized Gain (Loss) on Investments	(2.34)		(0.06)

Total from Investment Operations	(2.28)		(0.04)

Dividends from Net Investment Income	(0.05)		—
Distributions from Capital Gains	(0.01)		(0.03)

Total Distributions	(0.06)		(0.03)

Net Asset Value End of Period	$7.59		$9.93

Total ReturnC	(22.97)%		(0.41	)%B
Net Assets End of Period (in thousands)	$6,037		$4,085
Ratio of Expenses to Average Net Assets	1.50%		1.50	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.29%		4.31	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.67%		0.28	%A
Portfolio Turnover Rate	43%		16%

Enterprise Deep Value Fund (Class B)	Year Ended December 31, 2002	For the Period 5/31/01 through 12/31/01

Net Asset Value Beginning of Period	$9.90	$10.00

Net Investment Income (Loss)	0.01F	(0.02	)F
Net Realized and Unrealized Gain (Loss) on Investments	(2.32)	(0.05)

Total from Investment Operations	(2.31)	(0.07)

Dividends from Net Investment Income	(0.01)	—
Distributions from Capital Gains	(0.01)	(0.03)

Total Distributions	(0.02)	(0.03)

Net Asset Value End of Period	$7.57	$9.90

Total ReturnD	(23.35)%	(0.71	)%B
Net Assets End of Period (in thousands)	$6,515	$4,856
Ratio of Expenses to Average Net Assets	2.05%	2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.86%	4.87	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12%	(0.28	)%A
Portfolio Turnover Rate	43%	16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Deep Value Fund (Class C)	Year Ended December 31, 2002		For the Period 05/31/01 through 12/31/01

Net Asset Value Beginning of Period	$9.90		$10.00

Net Investment Income (Loss)	0.01F		(0.01	)F
Net Realized and Unrealized Gain (Loss) on Investments	(2.32)		(0.06)

Total from Investment Operations	(2.31)		(0.07)

Dividends from Net Investment Income	(0.01)		—
Distributions from Capital Gains	(0.01)		(0.03)

Total Distributions	(0.02)		(0.03)

Net Asset Value End of Period	$7.57		$9.90

Total ReturnD	(23.38	)%C	(0.71	)%B
Net Assets End of Period (in thousands)	$2,374		$2,039
Ratio of Expenses to Average Net Assets	2.05%		2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.86%		4.88	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.13%		(0.26	)%A
Portfolio Turnover Rate	43%		16%

Enterprise Deep Value Fund (Class Y)	Year Ended December 31, 2002		For the Period 05/31/01 through 12/31/01

Net Asset Value Beginning of Period	$9.95		$10.00

Net Investment Income (Loss)	0.10	F	0.04F
Net Realized and Unrealized Gain (Loss) on Investments	(2.35)		(0.06)

Total from Investment Operations	(2.25)		(0.02)

Dividends from Net Investment Income	(0.08)		—
Distributions from Capital Gains	(0.01)		(0.03)

Total Distributions	(0.09)		(0.03)

Net Asset Value End of Period	$7.61		$9.95

Total Return	(22.61)%		(0.21	)%B
Net Assets End of Period (in thousands)	$251		$166
Ratio of Expenses to Average Net Assets	1.05%		1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.88%		3.90	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.13%		0.71	%A
Portfolio Turnover Rate	43%		16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Equity Fund (Class A)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$5.50		$6.81		$7.26		$6.47		$5.96

Net Investment Income (Loss)	(0.06	)F	(0.07	)F	(0.07	)F	(0.01	)F	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(1.58)		(1.21)		(0.26)		1.11		0.53

Total from Investment Operations	(1.64)		(1.28)		(0.33)		1.10		0.56

Dividends from Net Investment Income	—		—		—		—		(0.02)
Distributions from Capital Gains	—		(0.03)		(0.12)		(0.31)		(0.03)

Redemption Fees	0.00G		—		—		—		—

Total Distributions	—		(0.03)		(0.12)		(0.31)		(0.05)

Net Asset Value End of Period	$3.86		$5.50		$6.81		$7.26		$6.47

Total ReturnC	(29.82)%		(18.75)%		(4.82)%		17.15%		9.38%
Net Assets End of Period (in thousands)	$34,148		$55,677		$54,319		$8,139		$6,741
Ratio of Expenses to Average Net Assets	1.60%		1.60%		1.60%		1.60%		1.60%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.78%		1.70%		1.79%		2.55%		2.73%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.29)%		(1.21)%		(0.89)%		(0.11)%		0.59%
Portfolio Turnover Rate	15%		19%		27%		176%		35%

	Year Ended December 31,
Enterprise Equity Fund (Class B)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$5.38		$6.69		$7.17		$6.43		$5.94

Net Investment Income (Loss)	(0.08	)F	(0.10	)F	(0.11	)F	(0.04	)F	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.54)		(1.18)		(0.25)		1.09		0.53

Total from Investment Operations	(1.62)		(1.28)		(0.36)		1.05		0.53

Dividends from Net Investment Income	—		—		—		—		(0.01)
Distributions from Capital Gains	—		(0.03)		(0.12)		(0.31)		(0.03)

Total Distributions	—		(0.03)		(0.12)		(0.31)		(0.04)

Net Asset Value End of Period	$3.76		$5.38		$6.69		$7.17		$6.43

Total ReturnD	(30.11)%		(19.09)%		(5.30)%		16.49%		8.82%
Net Assets End of Period (in thousands)	$32,037		$52,441		$55,021		$11,431		$8,731
Ratio of Expenses to Average Net Assets	2.15%		2.15%		2.15%		2.15%		2.15%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.34%		2.25%		2.35%		3.10%		3.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.84)%		(1.76)%		(1.44)%		(0.66)%		0.07%
Portfolio Turnover Rate	15%		19%		27%		176%		35%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Equity Fund (Class C)	Year Ended December 31,
	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$5.39		$6.69		$7.17		$6.44		$5.94

Net Investment Income (Loss)	(0.08	)F	(0.10	)F	(0.10	)F	(0.04	)F	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(1.55)		(1.17)		(0.26)		1.08		0.53

Total from Investment Operations	(1.63)		(1.27)		(0.36)		1.04		0.54

Dividends from Net Investment Income	—		—		—		—		(0.01)
Distributions from Capital Gains	—		(0.03)		(0.12)		(0.31)		(0.03)

Total Distributions	—		(0.03)		(0.12)		(0.31)		(0.04)

Net Asset Value End of Period	$3.76		$5.39		$6.69		$7.17		$6.44

Total ReturnD	(30.24	)%C	(18.94)%		(5.30)%		16.30%		8.98%
Net Assets End of Period (in thousands)	$21,557		$35,995		$32,620		$2,144		$1,504
Ratio of Expenses to Average Net Assets	2.15%		2.15%		2.15%		2.15%		2.15%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.34%		2.25%		2.33%		3.09%		3.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.84)%		(1.76)%		(1.46)%		(0.64)%		0.09%
Portfolio Turnover Rate	15%		19%		27%		176%		35%

Enterprise Equity Fund (Class Y)	Year Ended December 31,								For the Period 10/14/98 through 12/31/98
	2002		2001		2000		1999

Net Asset Value Beginning of Period	$5.57		$6.85		$7.26		$6.43		$5.86

Net Investment Income (Loss)	(0.04	)F	(0.04	)F	(0.03	)F	0.01	F	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(1.60)		(1.21)		(0.26)		1.13		0.63

Total from Investment Operations	(1.64)		(1.25)		(0.29)		1.14		0.64

Dividends from Net Investment Income	—		—		—		—		(0.04)
Distributions from Capital Gains	—		(0.03)		(0.12)		(0.31)		(0.03)

Total Distributions	—		(0.03)		(0.12)		(0.31)		(0.07)

Net Asset Value End of Period	$3.93		$5.57		$6.85		$7.26		$6.43

Total Return	(29.44)%		(18.21)%		(4.26)%		17.89%		10.93	%B
Net Assets End of Period (in thousands)	$918		$1,004		$376		$161		$57
Ratio of Expenses to Average Net Assets	1.15%		1.15%		1.15%		1.15%		1.13	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.35%		1.24%		1.37%		2.15%		2.26	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.83)%		(0.77)%		(0.43)%		0.21%		1.04	%A
Portfolio Turnover Rate	15%		19%		27%		176%		35	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Equity Income Fund (Class A)	Year Ended December 31,
	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$22.12		$25.72		$27.48		$26.89		$26.42

Net Investment Income (Loss)	0.19	F	0.20	F	0.22	F	0.22	F	0.36
Net Realized and Unrealized Gain (Loss) on Investments	(3.55)		(3.24)		1.10		1.69		2.52

Total from Investment Operations	(3.36)		(3.04)		1.32		1.91		2.88

Dividends from Net Investment Income	(0.19)		(0.18)		(0.22)		(0.20)		(0.35)
Distributions from Capital Gains	(0.17)		(0.38)		(2.86)		(1.12)		(2.06)

Total Distributions	(0.36)		(0.56)		(3.08)		(1.32)		(2.41)

Net Asset Value End of Period	$18.40		$22.12		$25.72		$27.48		$26.89

Total ReturnC	(15.23)%		(11.83)%		5.44%		7.20%		11.13%
Net Assets End of Period (in thousands)	$60,165		$79,215		$95,009		$111,395		$111,275
Ratio of Expenses to Average Net Assets	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.67%		1.58%		1.52%		1.51%		1.58%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.91%		0.84%		0.83%		0.76%		1.32%
Portfolio Turnover Rate	41%		48%		33%		32%		31%

Enterprise Equity Income Fund (Class B)	Year Ended December 31,
	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$21.77		$25.32		$27.10		$26.57		$26.17

Net Investment Income (Loss)	0.07	F	0.07	F	0.07	F	0.06	F	0.20
Net Realized and Unrealized Gain (Loss) on Investments	(3.48)		(3.18)		1.09		1.65		2.49

Total from Investment Operations	(3.41)		(3.11)		1.16		1.71		2.69

Dividends from Net Investment Income	(0.08)		(0.06)		(0.08)		(0.06)		(0.23)
Distributions from Capital Gains	(0.17)		(0.38)		(2.86)		(1.12)		(2.06)

Total Distributions	(0.25)		(0.44)		(2.94)		(1.18)		(2.29)

Net Asset Value End of Period	$18.11		$21.77		$25.32		$27.10		$26.57

Total ReturnD	(15.67)%		(12.28)%		4.88%		6.55%		10.49%
Net Assets End of Period (in thousands)	$30,879		$38,273		$40,221		$44,574		$33,807
Ratio of Expenses to Average Net Assets	2.05%		2.05%		2.05%		2.05%		2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.22%		2.13%		2.07%		2.07%		2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.36%		0.29%		0.28%		0.20%		0.78%
Portfolio Turnover Rate	41%		48%		33%		32%		31%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund — (Continued)

FINANCIAL HIGHLIGHTS

.FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Equity Income Fund (Class C)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$21.92		$25.49		$27.26		$26.70		$26.31

Net Investment Income (Loss)	0.07	F	0.07	F	0.07	F	0.06	F	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(3.51)		(3.20)		1.10		1.69		2.49

Total from Investment Operations	(3.44)		(3.13)		1.17		1.75		2.70

Dividends from Net Investment Income	(0.08)		(0.06)		(0.08)		(0.07)		(0.25)
Distributions from Capital Gains	(0.17)		(0.38)		(2.86)		(1.12)		(2.06)

Total Distributions	(0.25)		(0.44)		(2.94)		(1.19)		(2.31)

Net Asset Value End of Period	$18.23		$21.92		$25.49		$27.26		$26.70

Total ReturnD	(15.69	)%C	(12.28)%		4.89%		6.64%		10.47%
Net Assets End of Period (in thousands)	$6,829		$8,093		$8,391		$9,338		$5,639
Ratio of Expenses to Average Net Assets	2.05%		2.05%		2.05%		2.05%		2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.22%		2.13%		2.07%		2.07%		2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.36%		0.29%		0.28%		0.20%		0.81%
Portfolio Turnover Rate	41%		48%		33%		32%		31%

	Year Ended December 31,								For the Period 1/22/98 through 12/31/98
Enterprise Equity Income Fund (Class Y)	2002		2001		2000		1999

Net Asset Value Beginning of Period	$22.10		$25.70		$27.46		$26.87		$26.25

Net Investment Income (Loss)	0.28	F	0.30	F	0.33	F	0.34	F	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(3.55)		(3.23)		1.11		1.70		2.69

Total from Investment Operations	(3.27)		(2.93)		1.44		2.04		3.16

Dividends from Net Investment Income	(0.28)		(0.29)		(0.34)		(0.33)		(0.48)
Distributions from Capital Gains	(0.17)		(0.38)		(2.86)		(1.12)		(2.06)

Total Distributions	(0.45)		(0.67)		(3.20)		(1.45)		(2.54)

Net Asset Value End of Period	$18.38		$22.10		$25.70		$27.46		$26.87

Total Return	(14.85)%		(11.44)%		5.94%		7.69%		12.26	%B
Net Assets End of Period (in thousands)	$273		$321		$125		$153		$112
Ratio of Expenses to Average Net Assets	1.05%		1.05%		1.05%		1.05%		1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.22%		1.15%		1.07%		1.07%		1.13	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.36%		1.28%		1.28%		1.20%		1.79	%A
Portfolio Turnover Rate	41%		48%		33%		32%		31	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Growth Fund (Class A)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$17.78		$20.52		$24.55		$21.07		$16.91

Net Investment Income (Loss)	(0.05	)F	(0.06	)F	(0.09	)F	(0.12	)F	(0.11	)F
Net Realized and Unrealized Gain (Loss) on Investments	(4.09)		(2.68)		(1.88)		4.73		5.31

Total from Investment Operations	(4.14)		(2.74)		(1.97)		4.61		5.20

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		(2.06)		(1.13)		(1.04)

Total Distributions	—		—		(2.06)		(1.13)		(1.04)

Redemption Fees	0.00G		—		—		—		—

Net Asset Value End of Period	$13.64		$17.78		$20.52		$24.55		$21.07

Total ReturnC	(23.28)%		(13.35)%		(7.94)%		22.08%		30.94%
Net Assets End of Period (in thousands)	$689,196		$820,971		$1,029,590		$1,268,022		$827,567
Ratio of Expenses to Average Net Assets	1.58%		1.49%		1.41%		1.40%		1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.30)%		(0.36)%		(0.41)%		(0.51)%		(0.58)%
Portfolio Turnover Rate	43%		52%		65%		38%		28%

	Year Ended December 31,
Enterprise Growth Fund (Class B)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$17.04		$19.76		$23.84		$20.62		$16.66

Net Investment Income (Loss)	(0.13	)F	(0.16	)F	(0.21	)F	(0.24	)F	(0.21	)F
Net Realized and Unrealized Gain (Loss) on Investments	(3.91)		(2.56)		(1.81)		4.59		5.21

Total from Investment Operations	(4.04)		(2.72)		(2.02)		4.35		5.00

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		(2.06)		(1.13)		(1.04)

Total Distributions	—		—		(2.06)		(1.13)		(1.04)

Net Asset Value End of Period	$13.00		$17.04		$19.76		$23.84		$20.62

Total ReturnD	(23.71)%		(13.77)%		(8.40)%		21.30%		30.20%
Net Assets End of Period (in thousands)	$426,757		$605,432		$736,423		$811,706		$446,473
Ratio of Expenses to Average Net Assets	2.12%		2.04%		1.96%		1.95%		2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.85)%		(0.91)%		(0.95)%		(1.06)%		(1.13)%
Portfolio Turnover Rate	43%		52%		65%		38%		28%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Growth Fund (Class C)	Year Ended December 31,
	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$17.27		$20.04		$24.14		$20.87		$16.85

Net Investment Income (Loss)	(0.13	)F	(0.16	)F	(0.21	)F	(0.24	)F	(0.21	)F
Net Realized and Unrealized Gain (Loss) on Investments	(3.96)		(2.61)		(1.83)		4.64		5.27

Total from Investment Operations	(4.09)		(2.77)		(2.04)		4.40		5.06

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		(2.06)		(1.13)		(1.04)

Total Distributions	—		—		(2.06)		(1.13)		(1.04)

Net Asset Value End of Period	$13.18		$17.27		$20.04		$24.14		$20.87

Total ReturnD	(23.68	)%C	(13.82)%		(8.38)%		21.28%		30.22%
Net Assets End of Period (in thousands)	$174,419		$214,230		$253,834		$294,683		$133,194
Ratio of Expenses to Average Net Assets	2.13%		2.04%		1.96%		1.95%		2.04%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.85)%		(0.91)%		(0.96)%		(1.07)%		(1.13)%
Portfolio Turnover Rate	43%		52%		65%		38%		28%
Enterprise Growth Fund (Class Y)	Year Ended December 31,
	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$18.37		$21.10		$25.06		$21.41		$17.02

Net Investment Income (Loss)	0.02	F	0.02	F	0.01	F	(0.02	)F	(0.02	)F
Net Realized and Unrealized Gain (Loss) on Investments	(4.24)		(2.75)		(1.91)		4.80		5.45

Total from Investment Operations	(4.22)		(2.73)		(1.90)		4.78		5.43

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		(2.06)		(1.13)		(1.04)

Total Distributions	—		—		(2.06)		(1.13)		(1.04)

Net Asset Value End of Period	$14.15		$18.37		$21.10		$25.06		$21.41

Total Return	(22.97)%		(12.94)%		(7.49)%		22.52%		32.09%
Net Assets End of Period (in thousands)	$41,255		$52,671		$66,749		$86,826		$60,640
Ratio of Expenses to Average Net Assets	1.13%		1.04%		0.96%		0.95%		1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.15%		0.09%		0.03%		(0.07)%		(0.13)%
Portfolio Turnover Rate	43%		52%		65%		38%		28%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Growth and Income Fund (Class A)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$32.88		$38.55		$38.57		$29.01		$25.19

Net Investment Income (Loss)	0.03	F	0.07	F	0.06	F	0.00	F,G	0.14
Net Realized and Unrealized Gain (Loss) on Investments	(8.80)		(5.59)		(0.08)		9.57		4.00

Total from Investment Operations	(8.77)		(5.52)		(0.02)		9.57		4.14

Dividends from Net Investment Income	—		—		—		—		(0.09)
Distributions from Capital Gains	—		(0.15)		—		(0.01)		(0.23)

Total Distributions	—		(0.15)		—		(0.01)		(0.32)

Net Asset Value End of Period	$24.11		$32.88		$38.55		$38.57		$29.01

Total ReturnC	(26.67)%		(14.32)%		(0.05)%		32.97%		16.50%
Net Assets End of Period (in thousands)	$50,361		$84,159		$94,885		$65,759		$16,664
Ratio of Expenses to Average Net Assets	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.71%		1.59%		1.54%		1.64%		1.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.11%		0.21%		0.15%		0.00%		0.41%
Portfolio Turnover Rate	17%		3%		10%		3%		5%

	Year Ended December 31,
Enterprise Growth and Income Fund (Class B )	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$32.22		$37.99		$38.20		$28.90		$25.15

Net Investment Income (Loss)	(0.12	)F	(0.12	)F	(0.16	)F	(0.18	)F	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(8.61)		(5.50)		(0.05)		9.49		3.95

Total from Investment Operations	(8.73)		(5.62)		(0.21)		9.31		4.00

Dividends from Net Investment Income	—		—		—		—		(0.02)
Distributions from Capital Gains	—		(0.15)		—		(0.01)		(0.23)

Total Distributions	—		(0.15)		—		(0.01)		(0.25)

Net Asset Value End of Period	$23.49		$32.22		$37.99		$38.20		$28.90

Total ReturnD	(27.09)%		(14.80)%		(0.55)%		32.20%		15.95%
Net Assets End of Period (in thousands)	$73,049		$118,866		$124,127		$74,597		$21,891
Ratio of Expenses to Average Net Assets	2.05%		2.05%		2.05%		2.05%		2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.26%		2.14%		2.09%		2.19%		2.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.43)%		(0.35)%		(0.40)%		(0.56)%		(0.17)%
Portfolio Turnover Rate	17%		3%		10%		3%		5%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Growth and Income Fund (Class C)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$32.25		$38.03		$38.24		$28.91		$25.15

Net Investment Income (Loss)	(0.12	)F	(0.12	)F	(0.16	)F	(0.19	)F	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(8.61)		(5.51)		(0.05)		9.53		3.94

Total from Investment Operations	(8.73)		(5.63)		(0.21)		9.34		4.00

Dividends from Net Investment Income	—		—		—		—		(0.01)
Distributions from Capital Gains	—		(0.15)		—		(0.01)		(0.23)

Total Distributions	—		(0.15)		—		(0.01)		(0.24)

Net Asset Value End of Period	$23.52		$32.25		$38.03		$38.24		$28.91

Total ReturnD	(27.07	)%C	(14.81)%		(0.55)%		32.29%		15.95%
Net Assets End of Period (in thousands)	$13,380		$22,263		$22,239		$13,710		$4,654
Ratio of Expenses to Average Net Assets	2.05%		2.05%		2.05%		2.05%		2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.26%		2.14%		2.09%		2.20%		2.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.43)%		(0.35)%		(0.40)%		(0.58)%		(0.16)%
Portfolio Turnover Rate	17%		3%		10%		3%		5%

	Year Ended December 31,
Enterprise Growth and Income Fund (Class Y)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$33.50		$39.08		$38.91		$29.13		$25.24

Net Investment Income (Loss)	0.16	F	0.23	F	0.23	F	0.14	F	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(8.99)		(5.66)		(0.06)		9.65		4.00

Total from Investment Operations	(8.83)		(5.43)		0.17		9.79		4.29

Dividends from Net Investment Income	—		—		—		—		(0.17)
Distributions from Capital Gains	—		(0.15)		—		(0.01)		(0.23)

Total Distributions	—		(0.15)		—		(0.01)		(0.40)

Net Asset Value End of Period	$24.67		$33.50		$39.08		$38.91		$29.13

Total Return	(26.36)%		(13.90)%		0.44%		33.59%		17.08%
Net Assets End of Period (in thousands)	$10,011		$13,217		$16,892		$17,116		$18,310
Ratio of Expenses to Average Net Assets	1.05%		1.05%		1.05%		1.05%		1.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.26%		1.14%		1.09%		1.18%		1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%		0.66%		0.58%		0.41%		0.89%
Portfolio Turnover Rate	17%		3%		10%		3%		5%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise International Growth Fund (Class A)	Year Ended December 31,
	2002		2001		2000		1999		1998
Net Asset Value Beginning of Period	$12.82		$18.35		$23.81		$18.89		$16.71

Net Investment Income (Loss)	0.04	F	(0.07	)F	(0.16	)F	(0.11	)F	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(2.58)		(5.49)		(4.53)		7.37		2.32

Total from Investment Operations	(2.54)		(5.56)		(4.69)		7.26		2.38

Dividends from Net Investment Income	—		—		—		(0.16)		(0.05)
Distributions from Capital Gains	—		—		(0.77)		(2.18)		(0.15)

Total Distributions	—		—		(0.77)		(2.34)		(0.20)

Redemption Fees	0.02		0.03		—		—		—

Net Asset Value End of Period	$10.30		$12.82		$18.35		$23.81		$18.89

Total ReturnC	(19.66)%		(30.14)%		(19.75)%		39.76%		14.28%
Net Assets End of Period (in thousands)	$23,226		$34,589		$49,770		$55,426		$41,458
Ratio of Expenses to Average Net Assets	1.85%		1.96%		1.85%		1.94%		2.00%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.10%		1.96%		1.85%		1.94%		2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.35%		(0.50)%		(0.76)%		(0.53)%		0.30%
Portfolio Turnover Rate	182%		99%		66%		131%		52%

Enterprise International Growth Fund (Class B)	Year Ended December 31,
	2002		2001		2000		1999		1998
Net Asset Value Beginning of Period	$12.40		$17.89		$23.40		$18.62		$16.53

Net Investment Income (Loss)	(0.02	)F	(0.16	)F	(0.27	)F	(0.21	)F	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	(2.49)		(5.33)		(4.47)		7.23		2.28

Total from Investment Operations	(2.51)		(5.49)		(4.74)		7.02		2.24

Dividends from Net Investment Income	—		—		—		(0.06)		—
Distributions from Capital Gains	—		—		(0.77)		(2.18)		(0.15)

Total Distributions	—		—		(0.77)		(2.24)		(0.15)

Net Asset Value End of Period	$9.89		$12.40		$17.89		$23.40		$18.62

Total ReturnD	(20.24)%		(30.69	)%B	(20.32)%		39.02%		13.57%
Net Assets End of Period (in thousands)	$16,905		$21,738		$26,569		$23,475		$16,008
Ratio of Expenses to Average Net Assets	2.40%		2.53%		2.40%		2.48%		2.55%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.65%		2.53%		2.40%		2.48%		2.66%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.21)%		(1.13)%		(1.32)%		(1.10)%		(0.28)%
Portfolio Turnover Rate	182%		99%		66%		131%		52%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise International Growth Fund (Class C)	Year Ended December 31,
	2002		2001		2000		1999		1998
Net Asset Value Beginning of Period	$12.50		$18.04		$23.59		$18.77		$16.66

Net Investment Income (Loss)	(0.02	)F	(0.15	)F	(0.27	)F	(0.22	)F	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	(2.52)		(5.39)		(4.51)		7.29		2.31

Total from Investment Operations	(2.54)		(5.54)		(4.78)		7.07		2.27

Dividends from Net Investment Income	—		—		—		(0.07)		(0.01)
Distributions from Capital Gains	—		—		(0.77)		(2.18)		(0.15)

Total Distributions	—		—		(0.77)		(2.25)		(0.16)

Redemption Fees	0.01		—		—		—		—

Net Asset Value End of Period	$9.97		$12.50		$18.04		$23.59		$18.77

Total ReturnD	(20.24	)%C	(30.71)%		(20.33)%		38.95%		13.64%
Net Assets End of Period (in thousands)	$6,375		$8,512		$7,750		$5,771		$3,498
Ratio of Expenses to Average Net Assets	2.40%		2.52%		2.40%		2.48%		2.55%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.65%		2.52%		2.40%		2.48%		2.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.19)%		(1.12)%		(1.32)%		(1.12)%		(0.35)%
Portfolio Turnover Rate	182%		99%		66%		131%		52%

Enterprise International Growth Fund (Class Y)	Year Ended December 31,
	2002	2001		2000		1999		1998
Net Asset Value Beginning of Period	$12.90	$18.41		$23.82		$18.88		$16.71

Net Investment Income (Loss)	0.09F	(0.02	)F	(0.06	)F	(0.03	)F	0.14
Net Realized and Unrealized Gain (Loss) on Investments	(2.61)	(5.49)		(4.58)		7.40		2.32

Total from Investment Operations	(2.52)	(5.51)		(4.64)		7.37		2.46

Dividends from Net Investment Income	—	—		—		(0.25)		(0.14)
Distributions from Capital Gains	—	—		(0.77)		(2.18)		(0.15)

Total Distributions	—	—		(0.77)		(2.25)		(0.16)

Redemption Fees	0.01	—		—		—		—

Net Asset Value End of Period	$10.39	$12.90		$18.41		$23.82		$18.88

Total Return	(19.46)%	(29.93)%		(19.53)%		40.39%		14.73%
Net Assets End of Period (in thousands)	$10,616	$13,797		$20,515		$20,738		$13,379
Ratio of Expenses to Average Net Assets	1.40%	1.53%		1.39%		1.48%		1.55%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.65%	1.53%		1.39%		1.48%		1.66%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.80%	(0.12)%		0.30%		(0.14)%		0.75%
Portfolio Turnover Rate	182%	99%		66%		131%		52%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Global Financial Services Fund (Class A)	Year Ended December 31,								For the Period 10/1/98 through 12/31/98
	2002		2001		2000		1999
Net Asset Value Beginning of Period	$5.82		$6.62		$5.58		$6.05		$5.00

Net Investment Income (Loss)	0.09	F	0.04	F	0.05	F	0.06	F	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)		(0.60)		1.17		(0.37)		1.04

Total from Investment Operations	(0.54)		(0.56)		1.22		(0.31)		1.05

Dividends from Net Investment Income	(0.08)		(0.05)		(0.05)		(0.04)		—
Distributions from Capital Gains	(0.09)		(0.19)		(0.13)		(0.12)		—

Total Distributions	(0.17)		(0.24)		(0.18)		(0.16)		—

Net Asset Value End of Period	$5.11		$5.82		$6.62		$5.58		$6.05

Total ReturnC	(9.21)%		(8.37)%		21.90%		(5.01)%		21.00	%B
Net Assets End of Period (in thousands)	$8,760		$13,715		$15,674		$5,179		$1,426
Ratio of Expenses to Average Net Assets	1.75%		1.75%		1.75%		1.75%		1.75	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.99%		1.92%		2.03%		2.92%		6.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.55%		0.67%		0.90%		1.00%		0.16	%A
Portfolio Turnover Rate	9%		56%		26%		16%		2%

Enterprise Global Financial Services Fund (Class B)	Year Ended December 31,								For the Period 10/1/98 through 12/31/98
	2002		2001		2000		1999
Net Asset Value Beginning of Period	$5.78		$6.57		$5.55		$6.03		$5.00

Net Investment Income (Loss)	0.05	F	0.01	F	0.02	F	0.03	F	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.61)		(0.59)		1.15		(0.37)		1.02

Total from Investment Operations	(0.56)		(0.58)		1.17		(0.34)		1.03

Dividends from Net Investment Income	(0.05)		(0.02)		(0.02)		(0.02)		—
Distributions from Capital Gains	(0.09)		(0.19)		(0.13)		(0.12)		—

Total Distributions	(0.14)		(0.21)		(0.15)		(0.14)		—

Net Asset Value End of Period	$5.08		$5.78		$6.57		$5.55		$6.03

Total ReturnD	(9.58)%		(8.84)%		21.18%		(5.50)%		20.60	%B
Net Assets End of Period (in thousands)	$7,725		$9,429		$10,252		$4,661		$1,023
Ratio of Expenses to Average Net Assets	2.30%		2.30%		2.30%		2.30%		2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.55%		2.47%		2.61%		3.49%		7.50	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.96%		0.14%		0.31%		0.44%		(0.49	)%A
Portfolio Turnover Rate	9%		56%		26%		16%		2%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Global Financial Services Fund (Class C)	Year Ended December 31,								For the Period 10/1/98 through 12/31/98
	2002		2001		2000		1999
Net Asset Value Beginning of Period	$5.78		$6.57		$5.56		$6.03		$5.00

Net Investment Income (Loss)	0.06	F	0.01	F	0.02	F	0.02	F	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)		(0.59)		1.15		(0.34)		1.02

Total from Investment Operations	(0.57)		(0.58)		1.17		(0.32)		1.03

Dividends from Net Investment Income	(0.05)		(0.02)		(0.03)		(0.03)		—
Distributions from Capital Gains	(0.09)		(0.19)		(0.13)		(0.12)		—

Total Distributions	(0.14)		(0.21)		(0.16)		(0.15)		—

Net Asset Value End of Period	$5.07		$5.78		$6.57		$5.56		$6.03

Total ReturnD	(9.80	)%C	(8.73)%		21.07%		(5.31)%		20.60	%B
Net Assets End of Period (in thousands)	$1,553		$2,056		$1,903		$718		$218
Ratio of Expenses to Average Net Assets	2.30%		2.30%		2.30%		2.30%		2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.54%		2.47%		2.59%		3.50%		6.42	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.98%		0.10%		0.27%		0.39%		(0.33	)%A
Portfolio Turnover Rate	9%		56%		26%		16%		2%

Enterprise Global Financial Services Fund (Class Y)	Year Ended December 31,								For the Period 10/1/98 through 12/31/98
	2002		2001		2000		1999
Net Asset Value Beginning of Period	$5.84		$6.64		$5.59		$6.05		$5.00

Net Investment Income (Loss)	0.11	F	0.07	F	0.08	F	0.10	F	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)		(0.60)		1.17		(0.38)		1.04

Total from Investment Operations	(0.52)		(0.53)		1.25		(0.28)		1.05

Dividends from Net Investment Income	(0.11)		(0.08)		(0.07)		(0.06)		—
Distributions from Capital Gains	(0.09)		(0.19)		(0.13)		(0.12)		—

Total Distributions	(0.20)		(0.27)		(0.20)		(0.18)		—

Net Asset Value End of Period	$5.12		$5.84		$6.64		$5.59		$6.05

Total Return	(8.80)%		(7.89)%		22.39%		(4.51)%		21.00	%B
Net Assets End of Period (in thousands)	$5,754		$6,258		$6,770		$5,477		$5,697
Ratio of Expenses to Average Net Assets	1.30%		1.30%		1.30%		1.30%		1.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.55%		1.47%		1.65%		2.57%		5.09	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.96%		1.12%		1.36%		1.63%		0.61	%A
Portfolio Turnover Rate	9%		56%		26%		16%		2%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Health Care Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Global Health Care Fund (Class A)	2002		2001		For the Period 10/31/00 through 12/31/00

Net Asset Value Beginning of Period	$8.54		$9.32		$10.00

Net Investment Income (Loss)	(0.09	)F	(0.09	)F	(0.04	)F
Net Realized and Unrealized Gain (Loss) on Investments	(2.94)		(0.69)		(0.64)

Total from Investment Operations	(3.03)		(0.78)		(0.68)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	0.00	G	—		—

Net Asset Value End of Period	$5.51		$8.54		$9.32

Total ReturnC	(35.48)%		(8.37)%		(6.80	)%B
Net Assets End of Period (in thousands)	$4,601		$7,903		$4,480
Ratio of Expenses to Average Net Assets	1.85%		1.85%		1.85	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	2.65%		2.60%		8.65	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.32)%		(1.15)%		(0.47	)%A
Portfolio Turnover Rate	453%		418%		34%

	Year Ended December 31,
Enterprise Global Health Care Fund (Class B)	2002		2001		For the Period 10/31/00 through 12/31/00

Net Asset Value Beginning of Period	$8.46		$9.30		$10.00

Net Investment Income (Loss)	(0.12	)F	(0.14	)F	(0.07	)F
Net Realized and Unrealized Gain (Loss) on Investments	(2.91)		(0.70)		(0.63)

Total from Investment Operations	(3.03)		(0.84)		(0.70)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$5.43		$8.46		$9.30

Total ReturnD	(35.82)%		(9.03)%		(7.00	)%B
Net Assets End of Period (in thousands)	$5,434		$8,619		$3,662
Ratio of Expenses to Average Net Assets	2.40%		2.40%		2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	3.20%		3.13%		9.20	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.86)%		(1.71)%		(1.02	)%A
Portfolio Turnover Rate	453%		418%		34%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Health Care Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,				For the Period 10/31/00 through 12/31/00
Enterprise Global Health Care Fund (Class C)	2002		2001

Net Asset Value Beginning of Period	$8.47		$9.30		$10.00

Net Investment Income (Loss)	(0.12	)F	(0.14	)F	(0.07	)F
Net Realized and Unrealized Gain (Loss) on Investments	(2.92)		(0.69)		(0.63)

Total from Investment Operations	(3.04)		(0.83)		(0.70)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$5.43		$8.47		$9.30

Total ReturnD	(35.89	)%C	(8.92)%		(7.00	)%B
Net Assets End of Period (in thousands)	$1,253		$3,231		$1,885
Ratio of Expenses to Average Net Assets	2.40%		2.40%		2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	3.18%		3.16%		9.20	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.89)%		(1.70)%		(1.02	)%A
Portfolio Turnover Rate	453%		418%		34%

	Year Ended December 31,				For the Period 10/31/00 through 12/31/00
Enterprise Global Health Care Fund (Class Y)	2002		2001

Net Asset Value Beginning of Period	$8.57		$9.33		$10.00

Net Investment Income (Loss)	(0.06	)F	(0.06	)F	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	(2.96)		(0.70)		(0.67)

Total from Investment Operations	(3.02)		(0.76)		(0.67)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		—

Total Distributions	—		—		—

Net Asset Value End of Period	$5.55		$8.57		$9.33

Total Return	(35.24)%		(8.15)%		(6.70	)%B
Net Assets End of Period (in thousands)	$181		$269		$281
Ratio of Expenses to Average Net Assets	1.40%		1.40%		1.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	2.21%		2.18%		8.20	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.85)%		(0.68)%		(0.03	)%A
Portfolio Turnover Rate	453%		418%		34%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,				For the Period 9/29/00 through 12/31/00
Enterprise Global Socially Responsive Fund (Class A)	2002		2001

Net Asset Value Beginning of Period	$8.69		$9.75		$10.00

Net Investment Income (Loss)	0.00	F	0.01	F	0.08	F
Net Realized and Unrealized Gain (Loss) on Investments	(1.63)		(1.05)		(0.33)

Total from Investment Operations	(1.63)		(1.04)		(0.25)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		(0.02)		—

Redemption Fees	0.03		—		—

Total Distributions	—		(0.02)		—

Net Asset Value End of Period	$7.09		$8.69		$9.75

Total ReturnC	(18.41)%		(10.70)%		(2.50	)%B
Net Assets End of Period (in thousands)	$2,314		$2,053		$1,103
Ratio of Expenses to Average Net Assets	1.75%		1.75%		1.75	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.55%		4.05%		13.03	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%		0.10%		0.88	%A
Portfolio Turnover Rate	32%		44%		16%

	Year Ended December 31,				For the Period 9/29/00 through 12/31/00
Enterprise Global Socially Responsive Fund (Class B)	2002		2001

Net Asset Value Beginning of Period	$8.62		$9.74		$10.00

Net Investment Income (Loss)	(0.04	)F	(0.04	)F	0.03	F
Net Realized and Unrealized Gain (Loss) on Investments	(1.60)		(1.06)		(0.29)

Total from Investment Operations	(1.64)		(1.10)		(0.26)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		(0.02)		—

Redemption Fees	0.02		—		—

Total Distributions	—		(0.02)		—

Net Asset Value End of Period	$7.00		$8.62		$9.74

Total ReturnD	(18.79)%		(11.33)%		(2.60	)%B
Net Assets End of Period (in thousands)	$1,057		$1,036		$588
Ratio of Expenses to Average Net Assets	2.30%		2.30%		2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	4.08%		4.61%		13.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.53)%		(0.43)%		0.33	%A
Portfolio Turnover Rate	32%		44%		16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Global Socially Responsive Fund (Class C)	2002		2001		For the Period 9/29/00 through 12/31/00

Net Asset Value Beginning of Period	$8.62		$9.74		$10.00

Net Investment Income (Loss)	(0.04	)F	(0.04	)F	0.04F
Net Realized and Unrealized Gain (Loss) on Investments	(1.61)		(1.06)		(0.30)

Total from Investment Operations	(1.65)		(1.10)		(0.26)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		(0.02)		—

Redemption Fees	0.02		—		—

Total Distributions	—		(0.02)		—

Net Asset Value End of Period	$6.99		$8.62		$9.74

Total ReturnD	(18.91	)%C	(11.33)%		(2.60	)%B
Net Assets End of Period (in thousands)	$632		$475		$361
Ratio of Expenses to Average Net Assets	2.30%		2.30%		2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	4.14%		4.63%		13.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.57)%		(0.43)%		0.45	%A
Portfolio Turnover Rate	32%		44%		16%

	Year Ended December 31,
Enterprise Global Socially Responsive Fund (Class Y)	2002		2001		For the Period 9/29/00 through 12/31/00

Net Asset Value Beginning of Period	$8.74		$9.76		$10.00

Net Investment Income (Loss)	0.03	F	0.05	F	0.12F
Net Realized and Unrealized Gain (Loss) on Investments	(1.62)		(1.05)		(0.36)

Total from Investment Operations	(1.59)		(1.00)		(0.24)

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		(0.02)		—

Redemption Fees	0.02		—		—

Total Distributions	—		(0.02)		—

Net Asset Value End of Period	$7.17		$8.74		$9.76

Total Return	(17.96)%		(10.28)%		(2.40	)%B
Net Assets End of Period (in thousands)	$126		$120		$98
Ratio of Expenses to Average Net Assets	1.30%		1.30%		1.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.12%		3.63%		12.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.44%		0.57%		1.59	%A
Portfolio Turnover Rate	32%		44%		16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Mergers and Acquisitions Fund (Class A)	Year Ended December 31, 2002		For the Period 02/28/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.10		$10.00

Net Investment Income (Loss)	(0.02	)F	0.01	F
Net Realized and Unrealized Gain (Loss) on Investments	(0.31)		0.21

Total from Investment Operations	(0.33)		0.22

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	(0.07)		(0.12)

Total Distributions	(0.07)		(0.12)

Net Asset Value End of Period	$9.70		$10.10

Total ReturnC	(3.28)%		2.22	%B
Net Assets End of Period (in thousands)	$31,022		$23,876
Ratio of Expenses to Average Net Assets	1.83%		1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.83%		2.11	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.16)%		0.16	%A
Portfolio Turnover Rate	184%		238%

Enterprise Mergers and Acquisitions Fund (Class B)	Year Ended December 31, 2002		For the Period 02/28/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.05		$10.00

Net Investment Income (Loss)	(0.07	)F	(0.03	)F
Net Realized and Unrealized Gain (Loss) on Investments	(0.32)		0.20

Total from Investment Operations	(0.39)		0.17

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	(0.07)		(0.12)

Total Distributions	(0.07)		(0.12)

Net Asset Value End of Period	$9.59		$10.05

Total ReturnD	(3.89)%		1.72	%B
Net Assets End of Period (in thousands)	$23,554		$21,195
Ratio of Expenses to Average Net Assets	2.38%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.38%		2.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.71)%		(0.37	)%A
Portfolio Turnover Rate	184%		238%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Mergers and Acquisitions Fund (Class C)	Year Ended December 31, 2002		For the Period 02/28/01 through 12/31/2001
Net Asset Value Beginning of Period	$10.05		$10.00

Net Investment Income (Loss)	(0.07	)F	(0.03	)F
Net Realized and Unrealized Gain (Loss) on Investments	(0.31)		0.20

Total from Investment Operations	(0.38)		0.17

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	(0.07)		(0.12)

Total Distributions	(0.07)		(0.12)

Net Asset Value End of Period	$9.60		$10.05

Total ReturnD	(3.79	)%C	1.72	%B
Net Assets End of Period (in thousands)	$18,229		$11,543
Ratio of Expenses to Average Net Assets	2.39%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.39%		2.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.72)%		(0.37	)%A
Portfolio Turnover Rate	184%		238%

Enterprise Mergers and Acquisitions Fund (Class Y)	Year Ended December 31, 2002		For the Period 02/28/01 through 12/31/2001
Net Asset Value Beginning of Period	$10.13		$10.00

Net Investment Income (Loss)	0.03	F	0.06	F
Net Realized and Unrealized Gain (Loss) on Investments	(0.32)		0.19

Total from Investment Operations	(0.29)		0.25

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	(0.07)		(0.12)

Total Distributions	(0.07)		(0.12)

Net Asset Value End of Period	$9.77		$10.13

Total Return	(2.87)%		2.52	%B
Net Assets End of Period (in thousands)	$1,014		$724
Ratio of Expenses to Average Net Assets	1.38%		1.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.38%		1.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.30%		0.68	%A
Portfolio Turnover Rate	184%		238%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Technology Fund (Class A)	Year Ended December 31,						For the Period 7/1/99 through 12/31/99
	2002		2001		2000
Net Asset Value Beginning of Period	$10.22		$15.47		$31.72		$10.00

Net Investment Income (Loss)	(0.12	)F	(0.17	)F	(0.47	)F	(0.12	)F
Net Realized and Unrealized Gain (Loss) on Investments	(4.82)		(5.08)		(15.68)		22.19

Total from Investment Operations	(4.94)		(5.25)		(16.15)		22.07

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		(0.10)		(0.35)

Total Distributions	—		—		(0.10)		(0.35)

Redemption Fees	0.00G		0.00	G	—		—

Net Asset Value End of Period	$5.28		$10.22		$15.47		$31.72

Total ReturnC	(48.34)%		(33.94)%		(51.10)%		220.79	%B
Net Assets End of Period (in thousands)	$18,684		$49,028		$90,800		$119,283
Ratio of Expenses to Average Net Assets	1.90%		1.90%		1.86%		1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.56%		2.11%		1.86%		2.04	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.68)%		(1.36)%		(1.64)%		(1.28	)%A
Portfolio Turnover Rate	322%		331%		256%		31%

Enterprise Technology Fund (Class B)	Year Ended December 31,						For the Period 7/1/99 through 12/31/99
	2002		2001		2000
Net Asset Value Beginning of Period	$10.10		$15.36		$31.65		$10.00

Net Investment Income (Loss)	(0.15	)F	(0.23	)F	(0.62	)F	(0.18	)F
Net Realized and Unrealized Gain (Loss) on Investments	(4.76)		(5.03)		(15.57)		22.18

Total from Investment Operations	(4.91)		(5.26)		(16.19)		22.00

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		(0.10)		(0.35)

Total Distributions	—		—		(0.10)		(0.35)

Redemption Fees	—		—		—		—

Net Asset Value End of Period	$5.19		$10.10		$15.36		$31.65

Total ReturnD	(48.61)%		(34.24)%		(51.34)%		220.09	%B
Net Assets End of Period (in thousands)	$26,016		$57,356		$98,049		$107,176
Ratio of Expenses to Average Net Assets	2.45%		2.45%		2.41%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.12%		2.66%		2.41%		2.56	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.23)%		(1.91)%		(2.20)%		(1.85	)%A
Portfolio Turnover Rate	322%		331%		256%		31%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,						For the Period 7/1/99 through 12/31/99
Enterprise Technology Fund (Class C)	2002		2001		2000

Net Asset Value Beginning of Period	$10.09		$15.35		$31.65		$10.00

Net Investment Income (Loss)	(0.15	)F	(0.23	)F	(0.63	)F	(0.17	)F
Net Realized and Unrealized Gain (Loss) on Investments	(4.75)		(5.03)		(15.57)		22.17

Total from Investment Operations	(4.90)		(5.26)		(16.20)		22.00

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		(0.10)		(0.35)

Total Distributions	—		—		(0.10)		(0.35)

Redemption Fees	—		—		—		—

Net Asset Value End of Period	$5.19		$10.09		$15.35		$31.65

Total ReturnD	(48.56	)%C	(34.27)%		(51.37)%		220.09	%B
Net Assets End of Period (in thousands)	$6,211		$15,021		$31,162		$35,448
Ratio of Expenses to Average Net Assets	2.45%		2.45%		2.41%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.11%		2.66%		2.41%		2.57	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.23)%		(1.90)%		(2.20)%		(1.84	)%A
Portfolio Turnover Rate	322%		331%		256%		31%

	Year Ended December 31,						For the Period 7/1/99 through 12/31/99
Enterprise Technology Fund (Class Y)	2002		2001		2000

Net Asset Value Beginning of Period	$10.35		$15.60		$31.82		$10.00

Net Investment Income (Loss)	(0.08	)F	(0.11	)F	(0.34	)F	(0.06	)F
Net Realized and Unrealized Gain (Loss) on Investments	(4.89)		(5.14)		(15.78)		22.23

Total from Investment Operations	(4.97)		(5.25)		(16.12)		22.17

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		(0.10)		(0.35)

Total Distributions	—		—		(0.10)		(0.35)

Redemption Fees	—		—		—		—

Net Asset Value End of Period	$5.38		$10.35		$15.60		$31.82

Total Return	(48.02)%		(33.65)%		(50.84)%		221.79	%B
Net Assets End of Period (in thousands)	$341		$430		$605		$1,381
Ratio of Expenses to Average Net Assets	1.45%		1.45%		1.39%		1.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.12%		1.66%		1.39%		1.79	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.20)%		(0.93)%		(1.16)%		(0.68	)%A
Portfolio Turnover Rate	322%		331%		256%		31%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Managed Fund (Class A)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$7.08		$8.03		$9.06		$9.26		$9.25

Net Investment Income (Loss)	0.01	F	(0.01	)F	0.06	F	0.06	F	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(1.55)		(0.94)		(0.03)		0.61		0.58

Total from Investment Operations	(1.54)		(0.95)		0.03		0.67		0.64

Dividends from Net Investment Income	—		—		(0.07)		(0.06)		(0.05)
Distributions from Capital Gains	—		—		(0.99)		(0.81)		(0.58)

Total Distributions	—		—		(1.06)		(0.87)		(0.63)

Net Asset Value End of Period	$5.54		$7.08		$8.03		$9.06		$9.26

Total ReturnC	(21.75)%		(11.83)%		0.46%		7.40%		7.05%
Net Assets End of Period (in thousands)	$47,471		$82,109		$104,057		$144,519		$175,084
Ratio of Expenses to Average Net Assets	1.49%		1.50%		1.51%		1.48%		1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.73%		1.58%		1.52%		1.48%		1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.24%		(0.08)%		0.77%		0.60%		0.57%
Portfolio Turnover Rate	88%		130%		22%		95%		43%

	Year Ended December 31,
Enterprise Managed Fund (Class B)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$6.96		$7.93		$8.96		$9.17		$9.19

Net Investment Income (Loss)	(0.02	)F	(0.05	)F	0.02	F	0.00	F,G	0.00	G
Net Realized and Unrealized Gain (Loss) on Investments	(1.52)		(0.92)		(0.04)		0.61		0.57

Total from Investment Operations	(1.54)		(0.97)		(0.02)		0.61		0.57

Dividends from Net Investment Income	—		—		(0.02)		(0.01)		(0.01)
Distributions from Capital Gains	—		—		(0.99)		(0.81)		(0.58)

Total Distributions	—		—		(1.01)		(0.82)		(0.59)

Net Asset Value End of Period	$5.42		$6.96		$7.93		$8.96		$9.17

Total ReturnD	(22.13)%		(12.23)%		(0.12)%		6.75%		6.31%
Net Assets End of Period (in thousands)	$61,098		$93,248		$111,848		$149,098		$161,552
Ratio of Expenses to Average Net Assets	2.03%		2.05%		2.06%		2.03%		2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.28%		2.13%		2.07%		2.03%		2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.30)%		(0.63)%		0.23%		0.04%		0.02%
Portfolio Turnover Rate	88%		130%		22%		95%		43%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Managed Fund (Class C)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$6.96		$7.93		$8.96		$9.09		$9.21

Net Investment Income (Loss)	(0.02	)F	(0.05	)F	0.02	F	0.00	F,G	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(1.53)		(0.92)		(0.04)		0.68		0.49

Total from Investment Operations	(1.55)		(0.97)		(0.02)		0.68		0.48

Dividends from Net Investment Income	—		—		(0.02)		—		(0.02)
Distributions from Capital Gains	—		—		(0.99)		(0.81)		(0.58)

Total Distributions	—		—		(1.01)		(0.81)		(0.60)

Net Asset Value End of Period	$5.41		$6.96		$7.93		$8.96		$9.09

Total ReturnD	(22.27	)%C	(12.23)%		(0.15)%		7.64%		5.36%
Net Assets End of Period (in thousands)	$3,513		$5,597		$7,382		$9,957		$11,654
Ratio of Expenses to Average Net Assets	2.04%		2.05%		2.06%		2.03%		2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.28%		2.13%		2.07%		2.03%		2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31)%		(0.63)%		0.23%		0.05%		0.02%
Portfolio Turnover Rate	88%		130%		22%		95%		43%

	Year Ended December 31,
Enterprise Managed Fund (Class Y)	2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$7.10		$8.01		$9.05		$9.25		$9.27

Net Investment Income (Loss)	0.02	F	0.03	F	0.10	F	0.10	F	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(1.55)		(0.94)		(0.04)		0.62		0.55

Total from Investment Operations	(1.53)		(0.91)		0.06		0.72		0.65

Dividends from Net Investment Income	—		—		(0.11)		(0.11)		(0.09)
Distributions from Capital Gains	—		—		(0.99)		(0.81)		(0.58)

Total Distributions	—		—		(1.10)		(0.92)		(0.67)

Net Asset Value End of Period	$5.57		$7.10		$8.01		$9.05		$9.25

Total Return	(21.55)%		(11.36)%		0.83%		7.94%		7.20%
Net Assets End of Period (in thousands)	$172		$43,417		$54,761		$81,090		$89,084
Ratio of Expenses to Average Net Assets	1.05%		1.05%		1.06%		1.03%		1.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.20%		1.13%		1.07%		1.03%		1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.28%		0.37%		1.23%		1.04%		1.01%
Portfolio Turnover Rate	88%		130%		22%		95%		43%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Strategic Allocation Fund (Class A)	Year Ended December 31, 2002		For the Period 8/31/01 through 12/31/01

Net Asset Value Beginning of Period	$10.15		$10.00

Net Investment Income (Loss)	0.02	F	0.00	F,G
Net Realized and Unrealized Gain (Loss) on Investments	(2.26)		0.17

Total From Investment Operations	(2.24)		0.17

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.02)

Total Distributions	—		(0.02)

Net Asset Value End of Period	$7.91		$10.15

Total ReturnC	(22.07)%		1.72	%B
Net Assets End of Period (in Thousands)	$7,779		$8,182
Ratio of Expenses to Average Net Assets	1.50%		1.50	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.18%		4.00	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%		0.06	%A
Portfolio Turnover Rate	23%		18%

Strategic Allocation Fund (Class B)	Year Ended December 31, 2002		For the Period 8/31/01 through 12/31/01

Net Asset Value Beginning of Period	$10.14		$10.00

Net Investment Income (Loss)	(0.02	)F	(0.02	)F
Net Realized and Unrealized Gain (Loss) on Investments	(2.26)		0.18

Total From Investment Operations	(2.28)		0.16

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.02)

Total Distributions	—		(0.02)

Net Asset Value End of Period	$7.86		$10.14

Total ReturnD	(22.49)%		1.62	%B
Net Assets End of Period (in Thousands)	$8,435		$5,318
Ratio of Expenses to Average Net Assets	2.05%		2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.73%		4.54	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.24)%		(0.47	)%A
Portfolio Turnover Rate	23%		18%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Strategic Allocation Fund (Class C)	Year Ended December 31, 2002		For the Period 8/31/01 through 12/31/01

Net Asset Value Beginning of Period	$10.14		$10.00

Net Investment Income (Loss)	(0.02	)F	(0.02	)F
Net Realized and Unrealized Gain (Loss) on Investments	(2.26)		0.18

Total From Investment Operations	(2.28)		0.16

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.02)

Total Distributions	—		(0.02)

Net Asset Value End of Period	$7.86		$10.14

Total ReturnD	(22.49	)%C	1.62	%B
Net Assets End of Period (in Thousands)	$4,117		$3,148
Ratio of Expenses to Average Net Assets	2.05%		2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.73%		4.55	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.26)%		(0.48	)%A
Portfolio Turnover Rate	23%		18%

Strategic Allocation Fund (Class Y)	Year Ended December 31, 2002		For the Period 8/31/01 through 12/31/01

Net Asset Value Beginning of Period	$10.17		$10.00

Net Investment Income (Loss)	0.06	F	0.02	F
Net Realized and Unrealized Gain (Loss) on Investments	(2.26)		0.17

Total From Investment Operations	(2.20)		0.19

Dividends from Net Investment Income	—		—
Distributions from Capital Gains	—		(0.02)

Total Distributions	—		(0.02)

Net Asset Value End of Period	$7.97		$10.17

Total Return	(21.63)%		1.92	%B
Net Assets End of Period (in Thousands)	$1,124		$1,224
Ratio of Expenses to Average Net Assets	1.05%		1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.74%		3.59	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.72%		0.50	%A
Portfolio Turnover Rate	23%		18%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Government Securities Fund (Class A)	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$12.38	$12.11	$11.57	$12.15	$12.03

Net Investment Income (Loss)	0.59	0.66	0.65	0.65	0.68
Net Realized and Unrealized Gain (Loss) on Investments	0.48	0.24	0.54	(0.58)	0.12

Total from Investment Operations	1.07	0.90	1.19	0.07	0.80

Dividends from Net Investment Income	(0.58)	(0.64)	(0.65)	(0.65)	(0.68)
Distributions from Capital Gains	—	—	—	—	—

Total Distributions	(0.58)	(0.64)	(0.65)	(0.65)	(0.68)

Redemption Fees	0.01	0.01	—	—	—

Net Asset Value End of Period	$12.88	$12.38	$12.11	$11.57	$12.15

Total ReturnC	8.96%	7.67%	10.69%	0.58%	6.82%
Net Assets End of Period (in thousands)	$125,270	$94,130	$80,994	$73,706	$71,609
Ratio of Expenses to Average Net Assets	1.27%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.47%	1.37%	1.36%	1.39%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.70%	5.32%	5.58%	5.46%	5.61%
Portfolio Turnover Rate	11%	15%	7%	11%	8%

	Year Ended December 31,
Enterprise Government Securities Fund (Class B)	2002		2001	2000	1999	1998

Net Asset Value Beginning of Period	$12.37		$12.11	$11.57	$12.14	$12.02

Net Investment Income (Loss)	0.52		0.59	0.59	0.58	0.61
Net Realized and Unrealized Gain (Loss) on Investments	0.48		0.24	0.54	(0.57)	0.12

Total from Investment Operations	1.00		0.83	1.13	0.01	0.73

Dividends from Net Investment Income	(0.51)		(0.57)	(0.59)	(0.58)	(0.61)
Distributions from Capital Gains	—		—	—	—	—

Total Distributions	(0.51)		(0.57)	(0.59)	(0.58)	(0.61)

Redemption Fees	0.00	G	—	—	—	—

Net Asset Value End of Period	$12.86		$12.37	$12.11	$11.57	$12.14

Total ReturnD	8.29%		7.00%	10.09%	0.12%	6.24%
Net Assets End of Period (in thousands)	$104,677		$66,898	$41,344	$36,876	$27,134
Ratio of Expenses to Average Net Assets	1.82%		1.85%	1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.03%		1.92%	1.91%	1.95%	1.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.13%		4.75%	5.06%	4.92%	5.00%
Portfolio Turnover Rate	11%		15%	7%	11%	8%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Government Securities Fund (Class C)	Year Ended December 31,
	2002		2001	2000	1999	1998

Net Asset Value Beginning of Period	$12.37		$12.11	$11.57	$12.14	$12.03

Net Investment Income (Loss)	0.52		0.59	0.59	0.58	0.62
Net Realized and Unrealized Gain (Loss) on Investments	0.48		0.24	0.54	(0.57)	0.11

Total from Investment Operations	1.00		0.83	1.13	0.01	0.73

Dividends from Net Investment Income	(0.51)		(0.57)	(0.59)	(0.58)	(0.62)
Distributions from Capital Gains	—		—	—	—	—

Total Distributions	(0.51)		(0.57)	(0.59)	(0.58)	(0.62)

Redemption Fees	—		—	—	—	—

Net Asset Value End of Period	$12.86		$12.37	$12.11	$11.57	$12.14

Total ReturnD	8.28	%C	6.99%	10.08%	0.12%	6.15%
Net Assets End of Period (in thousands)	$27,942		$16,798	$8,692	$5,516	$3,089
Ratio of Expenses to Average Net Assets	1.82%		1.85%	1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.03%		1.92%	1.90%	1.95%	1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.12%		4.72%	5.02%	4.92%	4.97%
Portfolio Turnover Rate	11%		15%	7%	11%	8%

Enterprise Government Securities Fund (Class Y)	Year Ended December 31,
	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$12.37	$12.11	$11.56	$12.14	$12.02

Net Investment Income (Loss)	0.65	0.72	0.71	0.70	0.74
Net Realized and Unrealized Gain (Loss) on Investments	0.48	0.24	0.55	(0.58)	0.12

Total from Investment Operations	1.13	0.96	1.26	0.12	0.86

Dividends from Net Investment Income	(0.64)	(0.70)	(0.71)	(0.70)	(0.74)
Distributions from Capital Gains	—	—	—	—	—

Total Distributions	(0.64)	(0.70)	(0.71)	(0.70)	(0.74)

Redemption Fee	—	—	—	—	—

Net Asset Value End of Period	$12.86	$12.37	$12.11	$11.56	$12.14

Total Return	9.37%	8.07%	11.28%	1.04%	7.30%
Net Assets End of Period (in thousands)	$10,242	$7,669	$7,171	$6,212	$7,281
Ratio of Expenses to Average Net Assets	0.82%	0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.03%	0.92%	0.91%	0.94%	0.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.18%	5.78%	6.06%	5.92%	6.06%
Portfolio Turnover Rate	11%	15%	7%	11%	8%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise High-Yield Bond Fund (Class A)	Year Ended December 31,
	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$9.48	$9.74	$10.99	$11.53	$12.35

Net Investment Income (Loss)	0.69	0.81	0.94	0.94	0.94
Net Realized and Unrealized Gain (Loss) on Investments	(0.73)	(0.26)	(1.25)	(0.53)	(0.66)

Total from Investment Operations	(0.04)	(0.55)	(0.31)	0.41	0.28

Dividends from Net Investment Income	(0.69)	(0.81)	(0.94)	(0.94)	(0.94)
Distributions from Capital Gains	—	—	—	(0.01)	(0.16)

Total Distributions	(0.69)	(0.81)	(0.94)	(0.95)	(1.10)

Redemption Fees	0.01	—	—	—	—

Net Asset Value End of Period	$8.76	$9.48	$9.74	$10.99	$11.53

Total ReturnC	(0.18)%	5.73%	(2.96)%	3.64%	2.29%
Net Assets End of Period (in thousands)	$96,790	$63,928	$54,612	$64,038	$72,637
Ratio of Expenses to Average Net Assets	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.47%	1.45%	1.42%	1.41%	1.44%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.69%	8.27%	9.01%	8.30%	7.72%
Portfolio Turnover Rate	66%	75%	61%	84%	114%

Enterprise High-Yield Bond Fund (Class B)	Year Ended December 31,
	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$9.48	$9.74	$10.99	$11.52	$12.35

Net Investment Income (Loss)	0.64	0.76	0.88	0.88	0.87
Net Realized and Unrealized Gain (Loss) on Investments	(0.73)	(0.26)	(1.25)	(0.52)	(0.67)

Total from Investment Operations	(0.09)	0.50	(0.37)	0.36	0.20

Dividends from Net Investment Income	(0.64)	(0.76)	(0.88)	(0.88)	(0.87)
Distributions from Capital Gains	—	—	—	(0.01)	(0.16)

Total Distributions	(0.64)	(0.76)	(0.88)	(0.89)	(1.03)

Net Asset Value End of Period	$8.75	$9.48	$9.74	$10.99	$11.52

Total ReturnD	(0.83)%	5.15%	(3.49)%	3.18%	1.64%
Net Assets End of Period (in thousands)	$54,214	$47,564	$32,631	$36,673	$35,495
Ratio of Expenses to Average Net Assets	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.02%	2.00%	1.97%	1.96%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.15%	7.71%	8.47%	7.75%	7.20%
Portfolio Turnover Rate	66%	75%	61%	84%	114%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise High-Yield Bond Fund (Class C)	Year Ended December 31,
	2002		2001	2000	1999	1998

Net Asset Value Beginning of Period	$9.48		$9.74	$10.99	$11.53	$12.35

Net Investment Income (Loss)	0.64		0.76	0.88	0.88	0.87
Net Realized and Unrealized Gain (Loss) on Investments	(0.73)		(0.26)	(1.25)	(0.53)	(0.66)

Total from Investment Operations	(0.09)		0.50	(0.37)	0.35	0.21

Dividends from Net Investment Income	(0.64)		(0.76)	(0.88)	(0.88)	(0.87)
Distributions from Capital Gains	—		—	—	(0.01)	(0.16)

Total Distributions	(0.64)		(0.76)	(0.88)	(0.89)	(1.03)

Redemption Fees	—		—	—	—	—

Net Asset Value End of Period	$8.75		$9.48	$9.74	$10.99	$11.53

Total ReturnD	(0.84	)%C	5.15%	(3.49)%	3.09%	1.72%
Net Assets End of Period (in thousands)	$29,060		$13,902	$7,035	$6,841	$5,392
Ratio of Expenses to Average Net Assets	1.85%		1.85%	1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.02%		1.99%	1.96%	1.96%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.12%		7.64%	8.47%	7.73%	7.27%
Portfolio Turnover Rate	66%		75%	61%	84%	114%

Enterprise High-Yield Bond Fund (Class Y)	Year Ended December 31,
	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$9.49	$9.74	$10.99	$11.51	$12.35

Net Investment Income (Loss)	0.73	0.86	0.99	0.99	0.99
Net Realized and Unrealized Gain (Loss) on Investments	(0.72)	(0.25)	(1.25)	(0.51)	(0.68)

Total from Investment Operations	0.01	0.61	(0.26)	0.48	0.31

Dividends from Net Investment Income	(0.73)	(0.86)	(0.99)	(0.99)	(0.99)
Distributions from Capital Gains	—	—	—	(0.01)	(0.16)

Total Distributions	(0.73)	(0.86)	(0.99)	(1.00)	(1.15)

Net Asset Value End of Period	$8.77	$9.49	$9.74	$10.99	$11.51

Total Return	0.29%	6.32%	(2.52)%	4.30%	2.49%
Net Assets End of Period (in thousands)	$5,555	$4,189	$808	$1,179	$2,032
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.02%	1.00%	0.97%	0.96%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	8.17%	8.72%	9.48%	8.73%	8.30%
Portfolio Turnover Rate	66%	75%	61%	84%	114%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Short Duration Bond Fund (Class A)	For the Period November 29, 2002 through December 31, 2002

Net Asset Value Beginning of Period	$10.00

Net Investment Income (Loss)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.02

Total from Investment Operations	0.03

Dividends from Net Investment Income	(0.01)
Distributions from Capital Gains	—

Total Distributions	(0.01)

Net Asset Value End of Period	$10.02

Total ReturnA,C	0.34	%B
Net Assets End of Period (in thousands)	$2,155
Ratio of Expenses to Average Net Assets	0.25	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	8.04	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.40	%A
Portfolio Turnover Rate	0%

Enterprise Short Duration Bond Fund (Class B)	For the Period November 29, 2002 through December 31, 2002

Net Asset Value Beginning of Period	$10.00

Net Investment Income (Loss)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.01

Total from Investment Operations	0.02

Dividends from Net Investment Income	(0.01)
Distributions from Capital Gains	—

Total Distributions	(0.01)

Net Asset Value End of Period	$10.01

Total ReturnD	0.23	%B
Net Assets End of Period (in thousands)	$2,268
Ratio of Expenses to Average Net Assets	1.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	8.71	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.61	%A
Portfolio Turnover Rate	0%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Short Duration Bond Fund (Class C)	For the Period November 29, 2002 through December 31, 2002

Net Asset Value Beginning of Period	$10.00

Net Investment Income (Loss)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.01

Total from Investment Operations	0.02

Dividends from Net Investment Income	(0.01)
Distributions from Capital Gains	—

Total Distributions	(0.01)

Net Asset Value End of Period	$10.01

Total ReturnC,D	0.24	%B
Net Assets End of Period (in thousands)	$2,110
Ratio of Expenses to Average Net Assets	1.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	8.63	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63	%A
Portfolio Turnover Rate	0%

Enterprise Short Duration Bond Fund (Class Y)	For the Period November 29, 2002 through December 31, 2002

Net Asset Value Beginning of Period	$10.00

Net Investment Income (Loss)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.02

Total from Investment Operations	0.03

Dividends from Net Investment Income	(0.01)
Distributions from Capital Gains	—

Total Distributions	(0.01)

Net Asset Value End of Period	$10.02

Total Return	0.34	%B
Net Assets End of Period (in thousands)	$1,102
Ratio of Expenses to Average Net Assets	0.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	7.69	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.57	%A
Portfolio Turnover Rate	0%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Tax-Exempt Income Fund (Class A)	Year Ended December 31,
	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$13.49	$13.60	$12.82	$13.84	$13.95

Net Investment Income (Loss)	0.51	0.53	0.55	0.54	0.60
Net Realized and Unrealized Gain (Loss) on Investments	0.70	(0.11)	0.78	(0.92)	0.20

Total from Investment Operations	1.21	0.42	1.33	(0.38)	0.80

Dividends from Net Investment Income	(0.51)	(0.53)	(0.55)	(0.54)	(0.60)
Distributions from Capital Gains	(0.03)	—	—	(0.10)	(0.31)

Total Distributions	(0.54)	(0.53)	(0.55)	(0.64)	(0.91)

Net Asset Value End of Period	$14.16	$13.49	$13.60	$12.82	$13.84

Total ReturnC	9.09%	3.09%	10.65%	(2.76)%	5.92%
Net Assets End of Period (in thousands)	$24,296	$21,992	$22,240	$21,703	$23,710
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.34%	1.33%	1.36%	1.44%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.66%	3.86%	4.23%	4.05%	4.30%
Portfolio Turnover Rate	20%	34%	41%	110%	100%

Enterprise Tax-Exempt Income Fund (Class B)	Year Ended December 31,
	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$13.50	$13.60	$12.82	$13.84	$13.95

Net Investment Income (Loss)	0.43	0.45	0.48	0.47	0.53
Net Realized and Unrealized Gain (Loss) on Investments	0.70	(0.10)	0.78	(0.92)	0.20

Total from Investment Operations	1.13	0.35	1.26	(0.45)	0.73

Dividends from Net Investment Income	(0.43)	(0.45)	(0.48)	(0.47)	(0.53)
Distributions from Capital Gains	(0.03)	—	—	(0.10)	(0.31)

Total Distributions	(0.46)	(0.45)	(0.48)	(0.57)	(0.84)

Net Asset Value End of Period	$14.17	$13.50	$13.60	$12.82	$13.84

Total ReturnD	8.49%	2.60%	10.05%	(3.29)%	5.33%
Net Assets End of Period (in thousands)	$8,760	$6,939	$6,650	$5,640	$4,451
Ratio of Expenses to Average Net Assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.90%	1.87%	1.91%	1.99%	1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.11%	3.29%	3.68%	3.51%	3.71%
Portfolio Turnover Rate	20%	34%	41%	110%	100%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Tax-Exempt Income Fund (Class C)	Year Ended December 31,
	2002		2001	2000	1999	1998
Net Asset Value Beginning of Period	$13.49		$13.60	$12.82	$13.84	$13.95

Net Investment Income (Loss)	0.43		0.45	0.48	0.47	0.53
Net Realized and Unrealized Gain (Loss) on Investments	0.70		(0.11)	0.78	(0.92)	0.20

Total from Investment Operations	1.13		0.34	1.26	(0.45)	0.73

Dividends from Net Investment Income	(0.43)		(0.45)	(0.48)	(0.47)	(0.53)
Distributions from Capital Gains	(0.03)		—	—	(0.10)	(0.31)

Total Distributions	(0.46)		(0.45)	(0.48)	(0.57)	(0.84)

Net Asset Value End of Period	$14.16		$13.49	$13.60	$12.82	$13.84

Total ReturnD	8.49	%C	2.52%	9.96%	(3.23)%	5.34%
Net Assets End of Period (in thousands)	$3,767		$1,821	$1,577	$1,706	$777
Ratio of Expenses to Average Net Assets	1.65%		1.65%	1.65%	1.65%	1.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.90%		1.87%	1.91%	1.97%	1.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.07%		3.28%	3.68%	3.54%	3.71%
Portfolio Turnover Rate	20%		34%	41%	110%	100%

Enterprise Tax-Exempt Income Fund (Class Y)	Year Ended December 31,				For the Period 11/17/98 through 12/31/98
	2002	2001	2000	1999
Net Asset Value Beginning of Period	$13.49	$13.60	$12.82	$13.84	$14.12

Net Investment Income (Loss)	0.57	0.59	0.61	0.61	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.71	(0.11)	0.78	(0.92)	0.03

Total from Investment Operations	1.28	0.48	1.39	(0.31)	0.10

Dividends from Net Investment Income	(0.57)	(0.59)	(0.61)	(0.61)	(0.07)
Distributions from Capital Gains	(0.03)	—	—	(0.10)	(0.31)

Total Distributions	(0.60)	(0.59)	(0.61)	(0.71)	(0.38)

Net Asset Value End of Period	$14.17	$13.49	$13.60	$12.82	$13.84

Total Return	9.66%	3.56%	11.15%	(2.32)%	0.75	%B
Net Assets End of Period (in thousands)	$102	$78	$49	$61	$65
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	0.90%	0.88%	0.91%	0.99%	0.95	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	4.11%	4.31%	4.68%	4.51%	4.75	%A
Portfolio Turnover Rate	20%	34%	41%	110%	100	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Total Return Fund (Class A)	Year Ended December 31, 2002	For the Period 08/31/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.04	$10.00

Net Investment Income (Loss)	0.32	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.43	0.11

Total from Investment Operations	0.75	0.21

Dividends from Net Investment Income	(0.34)	(0.10)
Distributions from Capital Gains	(0.21)	(0.07)

Total Distributions	(0.55)	(0.17)

Net Asset Value End of Period	$10.24	$10.04

Total ReturnC	7.56%	2.18	%B
Net Assets End of Period (in thousands)	$26,530	$6,991
Ratio of Expenses to Average Net Assets	1.35%	1.35	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.71%	2.98	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	3.25%	3.17	%A
Portfolio Turnover Rate	467%	160%

Enterprise Total Return Fund (Class B)	Year Ended December 31, 2002	For the Period 08/31/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.03	$10.00

Net Investment Income (Loss)	0.26	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.44	0.10

Total from Investment Operations	0.70	0.19

Dividends from Net Investment Income	(0.28)	(0.09)
Distributions from Capital Gains	(0.21)	(0.07)

Total Distributions	(0.49)	(0.16)

Net Asset Value End of Period	$10.24	$10.03

Total ReturnD	7.09%	1.90	%B
Net Assets End of Period (in thousands)	$23,950	$6,143
Ratio of Expenses to Average Net Assets	1.90%	1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.27%	3.50	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.69%	2.65	%A
Portfolio Turnover Rate	467%	160%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Total Return Fund (Class C)	Year Ended December 31, 2002		For the Period 08/31/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.03		$10.00

Net Investment Income (Loss)	0.26		0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.44		0.10

Total from Investment Operations	0.70		0.19

Dividends from Net Investment Income	(0.28)		(0.09)
Distributions from Capital Gains	(0.21)		(0.07)

Total Distributions	(0.49)		(0.16)

Net Asset Value End of Period	$10.24		$10.03

Total ReturnD	7.07	%C	1.90	%B
Net Assets End of Period (in thousands)	$16,586		$2,981
Ratio of Expenses to Average Net Assets	1.90%		1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.26%		3.55	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.62%		2.59	%A
Portfolio Turnover Rate	467%		160%

Enterprise Total Return Fund (Class Y)	Year Ended December 31, 2002	For the Period 08/31/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.03	$10.00

Net Investment Income (Loss)	0.36	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.44	0.10

Total from Investment Operations	0.80	0.22

Dividends from Net Investment Income	(0.38)	(0.12)
Distributions from Capital Gains	(0.21)	(0.07)

Total Distributions	(0.59)	(0.19)

Net Asset Value End of Period	$10.24	$10.03

Total Return	8.16%	2.24	%B
Net Assets End of Period (in thousands)	$2,053	$1,495
Ratio of Expenses to Average Net Assets	0.90%	0.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.27%	2.68	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	3.79%	3.56	%A
Portfolio Turnover Rate	467%	160%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the Year Ended December 31,
Enterprise Money Market Fund (Class A)	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.01	0.04	0.06	0.05	0.05

Total from Investment Operations	0.01	0.04	0.06	0.05	0.05

Dividends from Net Investment Income	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Total Distributions	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.34%	3.71%	6.05%	4.80%	5.04%
Net Assets End of Period (in thousands)	$264,161	$251,503	$272,225	$204,403	$140,490
Ratio of Expenses to Average Net Assets	0.68%	0.62%	0.56%	0.59%	0.64%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.68%	0.62%	0.56%	0.59%	0.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.32%	3.65%	5.91%	4.74%	4.91%

	Year Ended December 31,
Enterprise Money Market Fund (Class B)	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.01	0.04	0.06	0.05	0.05

Total from Investment Operations	0.01	0.04	0.06	0.05	0.05

Dividends from Net Investment Income	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Total Distributions	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total ReturnD	1.34%	3.71%	6.05%	4.80%	5.04%
Net Assets End of Period (in thousands)	$56,323	$44,045	$28,096	$32,863	$10,147
Ratio of Expenses to Average Net Assets	0.68%	0.62%	0.56%	0.60%	0.64%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.68%	0.62%	0.56%	0.60%	0.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.32%	3.65%	5.91%	4.86%	4.91%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund — (Continued)

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Money Market Fund (Class C)	Year Ended December 31,
	2002	2001	2000	1999	1998
Net Asset Value Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.01	0.04	0.06	0.05	0.05

Total from Investment Operations	0.01	0.04	0.06	0.05	0.05

Dividends from Net Investment Income	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Total Distributions	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total ReturnD	1.34%	3.71%	6.05%	4.80%	5.04%
Net Assets End of Period (in thousands)	$12,775	$10,632	$8,709	$7,296	$4,680
Ratio of Expenses to Average Net Assets	0.68%	0.62%	0.56%	0.59%	0.63%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.68%	0.62%	0.56%	0.59%	0.63%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.32%	3.65%	5.91%	4.76%	4.90%

Enterprise Money Market Fund (Class Y)	Year Ended December 31,
	2002	2001	2000	1999	1998
Net Asset Value Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.01	0.04	0.06	0.05	0.05

Total from Investment Operations	0.01	0.04	0.06	0.05	0.05

Dividends from Net Investment Income	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Total Distributions	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.34%	3.71%	6.05%	4.80%	5.04%
Net Assets End of Period (in thousands)	$4,298	$3,160	$2,666	$3,477	$3,413
Ratio of Expenses to Average Net Assets	0.68%	0.62%	0.56%	0.59%	0.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.68%	0.62%	0.56%	0.59%	0.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.32%	3.65%	5.91%	4.72%	4.92%

A	Annualized.
B	Not annualized.
C	Total return does not include one time front-end sales charge.
D	Total return does not include contingent deferred sales charge.
E	Ratio includes expenses paid indirectly.
F	Based on average monthly shares outstanding for the period.
G	Less than $0.01 per share.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements

December 31, 2002

1. Organization

The Enterprise Group of Funds, Inc. (“EGF”) is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Mid-Cap Growth, Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Deep Value, Equity, Equity Income, Growth, Growth and Income, International Growth, Global Financial Services, Global Health Care, Global Socially Responsive, Mergers and Acquisitions, Technology (previously known as the Internet Fund), Managed, Strategic Allocation, Government Securities, High-Yield Bond, Short Duration Bond, Tax-Exempt Income, Total Return and Money Market Funds.

Effective August 23, 2002, the Technology Fund acquired all of the net assets of the Global Technology Fund in a tax-free exchange of shares wherein shareholder of each class of the Global Technology Fund received for each share owned approximately 0.32 shares of the Technology Fund. The aggregate net assets and unrealized appreciation/(depreciation) of the funds immediately before and after the merger were as follows:

	Net Assets		Unrealized Appreciation /(Depreciation)
Fund	Before Merger	After Merger	Before Merger	After Merger
Technology	$54,098,575	$58,393,634	$(8,726,006)	$(9,500,764)
Global Technology	4,295,059		(774,758)

Effective March 22, 2002, the Growth Fund acquired all of the net assets of the Balanced Fund in a tax-free exchange of shares wherein shareholder of each class of the Balanced Fund received for each share owned approximately 0.27 shares of the Growth Fund. The aggregate net assets and unrealized appreciation/(depreciation) of the funds immediately before and after the merger were as follows:

	Net Assets		Unrealized Appreciation /(Depreciation)
Fund	Before Merger	After Merger	Before Merger	After Merger
Growth	$1,719,920,758	$1,736,885,663	$167,994,416	$169,014,525
Balanced	16,964,905		1,020,109

Effective December 17, 2001, the International Growth Fund acquired all of the net assets of the International Core Growth, Worldwide Growth and Emerging Countries Funds, the Mid-Cap Growth Fund acquired all of the net assets of the Convertible Securities Fund and the Equity Fund acquired all of the net assets of the Large-Cap Fund in tax-free exchanges of shares. The aggregate net assets and unrealized appreciation/(depreciation) of the funds immediately before and after the mergers were as follows:

	Net Assets		Unrealized Appreciation /(Depreciation)
Fund	Before Merger	After Merger	Before Merger	After Merger
International Growth	$67,616,404	$78,935,742	$(5,639,785)	$(5,385,162)
International Core Growth	3,930,653		(69,800)
Worldwide Growth	5,187,073		153,998
Emerging Countries	2,201,602		170,425

Mid-Cap Growth	9,621,760	17,019,331	341,382	319,760
Convertible Securities	7,397,571		(21,622)

Equity	140,223,286	148,758,101	(28,581,418)	(28,426,383)
Large-Cap	8,534,815		155,035

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

EGF offers Class A, B, C and Y shares. Shares of each class represent an identical interest in the investments of their respective funds and generally have the same rights, but are offered with different sales charge and distribution fee arrangements. Class A shares (except for the Money Market and Short Duration Bond Funds with sales charges of 0 and 3.50 percent, respectively) are subject to a maximum sales charge of 4.75 percent. Class B shares are subject to a maximum contingent deferred sales charge of 5 percent, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares automatically convert to Class A shares of the same fund eight years after purchase. Class C shares are subject to a maximum front-end sales charge of 1 percent as well as a maximum contingent deferred sales charge of 1 percent, which declines to zero after one year and which is based on the lesser of net asset value at the time of purchase or redemption. Class Y shares are not subject to any sales charges.

2. Significant Accounting Policies

Valuation of Investments — Except with respect to the Money Market Fund, investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are generally valued each business day at the last reported sale price on the exchange on which the security is primarily traded. In certain instances fair values will be assigned when ECM believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service or broker approved by the Board of Directors. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Securities held by the Money Market Fund are valued on an amortized cost basis. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized to par over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds ½ of 1 percent.

Special Valuation Risks — Foreign denominated assets, if any, held by the funds, may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.

As part of their investment programs, certain funds may invest in collateralized mortgage obligations (“CMOs”). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the fund invests, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

The high-yield securities in which certain funds may invest may be considered speculative in regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower rated securities in which the funds may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

Certain funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.

Certain securities held by the Funds are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2002, the total value of these securities represented approximately 3% of the net assets of the Short Duration Bond Fund.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

Illiquid Securities — At times, the funds may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the funds will be able to do so. In addition, the funds may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid have been denoted as such in the Portfolio of Investments.

Repurchase Agreements — Each fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the fund’s holding period. Under each repurchase agreement, the fund receives, as collateral, U.S. Government/Agency securities whose market value is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Written Options —  When a fund writes an option, an amount equal to any premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain. If the premium is less than the amount paid for the closing purchase transaction, a realized loss is recorded. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security (or financial instrument) in determining whether the fund has realized a gain or loss. If a put option is exercised, the fund purchases the security (or financial instrument), the cost of which is reduced by the premium originally received, and no gain or loss is recognized. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a fund writes a swap option, an amount equal to any premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the swap option written. If a call swap option is exercised, the fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put swap option is exercised, the fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing swap options that expire or are exercised are treated as realized gains upon the expiration or exercise of such swap options. The risk associated with writing put and call swap options is that the fund will be obligated to be party to a swap agreement if a swap option is exercised.

Futures Contracts — A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Generally, upon entering into such a contract, a fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As part of their investment program, the funds (other than the Total Return Fund) may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. The Total Return Fund may also enter into futures contracts for other than hedging purposes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the fund attempts to enter into a closing position; (3) the risk that the fund will lose an amount in excess of the initial margin deposit.

Foreign Currency Translation — Securities, other assets and liabilities of the funds whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a pricing vendor on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

expense is incurred. Exchange gains and losses are realized upon ultimate receipt or disbursement. The funds do not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

Forward Foreign Currency Contracts — As part of their investment programs, certain funds may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The funds (other than the Total Return Fund) will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values.

Swap Agreements — A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount”, which, each business day, is valued to determine each party’s obligation under the contract. Fluctuations in market values are reflected as unrealized gains or losses during the term of the contract.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market could affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Short Sales — If a fund engages in a short sale, an amount equal to the proceeds received by the fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market daily to reflect the market value of the short sale. The fund maintains a segregated account of securities as collateral for the liability related to the short sale.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Securities purchased or sold on a when-issued or delayed delivery basis, if any, may be settled a month or more after the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes using the effective interest method.

Dividends and Distributions — Distributions of capital gains, if any, from each of the funds, other than the Money Market Fund, are made at least annually. Dividends from net investment income, if any, for all funds other than the Fixed Income Funds, are declared and paid at least annually. Dividends from net investment income for the Fixed Income Funds are declared daily and paid monthly. Dividends from net investment income and any net realized capital gains for the Money Market Fund are declared daily and paid or reinvested monthly in additional shares of the Money Market Fund at net asset value. Dividends and distributions are recorded on the ex-dividend date.

Expenses — Generally, each Fund and class bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of EGF, which are generally allocated based on net assets. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses.

Federal Income Taxes — It is the policy of EGF to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. To the extent that a fund does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax. However, no provision for Federal income or excise taxes is required, because ECM intends to pay any excise taxes on behalf of the funds.

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Transactions with Affiliates

The funds are charged investment advisory fees by ECM for furnishing advisory and administrative services. ECM has contractually agreed to limit the funds’ expenses through May 1, 2003, to the expense ratios noted below. Enterprise Fund Distributors, Inc. (“EFD”), a wholly-owned subsidiary of ECM, serves as principal underwriter for shares of EGF. The Directors of EGF have adopted a Distributor’s Agreement and Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each fund will pay EFD a distribution fee, accrued daily and payable monthly. The advisory fee, distribution fee, and current contractual maximum expense amounts are equal to the following annual percentage of average daily net assets for each class of shares:

	Advisory Fee	Distribution Fee				Current Contractual Maximum Expense Amounts
Fund		A	B	C	Y	A	B	C	Y
Mid-Cap Growth	0.75%	0.45%	1.00%	1.00%	None	1.60%	2.15%	2.15%	1.15%
Multi-Cap Growth	1.00%	0.45%	1.00%	1.00%	None	1.85%	2.40%	2.40%	1.40%
Small Company Growth	1.00%	0.45%	1.00%	1.00%	None	1.65%	2.20%	2.20%	1.20%
Small Company Value	0.75%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Capital Appreciation	0.75%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Deep Value	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Equity	0.75%	0.45%	1.00%	1.00%	None	1.60%	2.15%	2.15%	1.15%
Equity Income	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Growth	0.75%	0.45%	1.00%	1.00%	None	1.60%	2.15%	2.15%	1.15%
Growth and Income	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
International Growth	0.85%	0.45%	1.00%	1.00%	None	1.85%	2.40%	2.40%	1.40%
Global Financial Services	0.85%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Global Health Care	1.00%	0.45%	1.00%	1.00%	None	1.85%	2.40%	2.40%	1.40%
Global Socially Responsive	0.90%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Mergers and Acquisitions	0.90%	0.45%	1.00%	1.00%	None	1.90%	2.45%	2.45%	1.45%
Technology	1.00%	0.45%	1.00%	1.00%	None	1.90%	2.45%	2.45%	1.45%
Managed	0.75%	0.45%	1.00%	1.00%	None	1.45%	2.00%	2.00%	1.00%
Strategic Allocation	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Government Securities	0.60%	0.45%	1.00%	1.00%	None	1.25%	1.80%	1.80%	0.80%
High-Yield Bond	0.60%	0.45%	1.00%	1.00%	None	1.30%	1.85%	1.85%	0.85%
Short Duration Bond	0.45%	0.25%	1.00%	1.00%	None	0.90%	1.65%	1.65%	0.65%
Tax-Exempt Income	0.50%	0.45%	1.00%	1.00%	None	1.10%	1.65%	1.65%	0.65%
Total Return	0.65%	0.45%	1.00%	1.00%	None	1.35%	1.90%	1.90%	0.90%
Money Market	0.35%	None	None	None	None	0.70%	0.70%	0.70%	0.70%

Prior to August 23, 2002 the maximum expense amounts for the Managed Fund were as follows: A) 1.50% B) 2.05% C) 2.05% and Y) 1.05%. For the period from its inception on November 29, 2002 through December 31, 2002 ECM voluntarily lowered the maximum expense amounts on the Short Duration Bond Fund as follows: A) 0.25% B) 1.00% C) 1.00% and Y) 0.00%.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

ECM is a wholly-owned subsidiary of The MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. (NYSE:MNY). The MONY Group Inc. and its subsidiaries and affiliates had the following investments in EGF as of December 31, 2002:

Fund	Class A	Class B	Class C	Class Y
Mid-Cap Growth	$275,067	$271,912	$271,629	$119,623
Multi-Cap Growth	—	—	—	139,121
Small Company Growth	—	—	—	117,967
Small Company Value	—	—	—	436,502
Capital Appreciation	148,986	—	—	197,926
Deep Value	227,700	227,100	227,100	141,331
Equity	101,522	100,427	100,426	286,555
Equity Income	140,524	—	—	93,334
Growth	687,855	74,221	74,057	17,110,882
Growth and Income	—	—	—	112,951
International Growth	2,072	490,232	490,118	10,511,362
Global Financial Services	11,656	—	—	5,685,578
Global Health Care	165,300	162,900	162,900	153,518
Global Socially Responsive	212,700	210,000	209,700	100,283
Mergers and Acquisitions	291,000	287,700	288,000	251,085
Technology	99,422	50,961	50,961	276,538
Managed	149,226	—	—	55,175
Strategic Allocation	1,030,040	1,023,531	1,023,533	921,210
Government Securities	95,973	—	—	105,362
High-Yield Bond	72,419	—	—	37,720
Short Duration Bond	1,302,600	1,301,300	1,301,300	1,102,200
Tax-Exempt Income	—	—	1,078	50,177
Total Return	1,100,105	1,091,187	1,091,030	1,296,203
Money Market	1,335,721	—	—	343,727

ECM has subadvisory agreements with various investment advisors as subadvisers for the funds of EGF. The advisory fee, as a percentage of average daily net assets of a fund, is paid to ECM, which pays a portion of the fee to the subadviser. Boston Advisors, Inc. and MONY Capital Management, Inc., each wholly-owned subsidiaries of The MONY Group Inc., are the subadvisers for the Equity Income and Short Duration Bond Funds, respectively. For the year ended December 31, 2002, ECM incurred subadvisory fees payable to Boston Advisors, Inc. related to the Equity Income Fund of $333,861 with a related payable balance of $25,299 at December 31, 2002. For the period ended December 31, 2002, ECM incurred subadvisory fees payable to MONY Capital Management, Inc. related to the Short Duration Bond Fund of $548 with a related payable balance of $548 at December 31, 2002.

For the year ended December 31, 2002, the portions of EGF sales charges paid to MONY Securities Corporation, Trusted Securities Advisors Corp. and The Advest Group, Inc., each a wholly-owned subsidiary of The MONY Group Inc., were $6,233,905, $399,181 and $848,457, respectively. The portion of sales charges paid to EFD was $687,714.

EFD uses its distribution fee from EGF to pay expenses on behalf of EGF related to the distribution and servicing of its shares. These expenses include a service fee to securities dealers that enter into a sales agreement with EFD. For the year ended December 31, 2002, EFD incurred service fees of $2,188,846, $46,305 and $11,998 payable to MONY Securities Corporation, The Advest Group, Inc. and Trusted Securities Advisors Corp., respectively.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

For the year ended December 31, 2002, the fund paid brokerage commissions to affiliates, including affiliates of the advisor and subadvisers, as follows:

Fund	Commissions
Mid-Cap Growth	$7,714
Multi-Cap Growth	438,479
Small Company Value	452,465
Capital Appreciation	60,103
Deep Value	1,208
Equity	4,066
Equity Income	16,250
Growth	239,615
Growth and Income	2,970
International Growth	28,036
Global Financial Services	5,744
Global Health Care	12,608
Global Socially Responsive	1,217
Technology	576,299
Managed	30,746

4. Investment Transactions

For the year ended December 31, 2002, purchases and sales proceeds of investments, other than short-term investments, were as follows:

	U.S. Government Obligations		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Mid-Cap Growth	—	—	$26,744,880	$28,471,914
Multi-Cap Growth	—	—	190,080,861	213,955,375
Small Company Growth	—	—	40,970,677	29,407,964
Small Company Value	—	—	175,040,738	82,605,604
Capital Appreciation	—	—	197,760,488	206,219,952
Deep Value	—	—	13,737,149	5,844,726
Equity	—	—	17,255,671	29,448,484
Equity Income	—	—	42,862,656	45,501,316
Growth	—	—	654,614,959	615,465,545
Growth and Income	—	—	30,461,183	45,547,346
International Growth	—	—	119,926,102	124,758,248
Global Financial Services	—	—	2,464,252	7,132,236
Global Health Care	—	—	66,962,595	67,694,406
Global Socially Responsive	—	—	3,314,178	2,039,731
Mergers and Acquisitions	—	—	80,248,084	64,490,523
Technology	—	—	227,943,803	240,833,038
Managed	$32,408,082	$11,061,326	103,811,408	199,631,730
Strategic Allocation	1,684,293	1,452,512	12,732,754	3,521,058
Government Securities	160,716,524	23,376,509	—	—
High –Yield Bond	3,131,829	3,477,117	152,690,837	93,287,891
Short Duration Bond	3,125,195	—	3,943,675	—
Tax-Exempt Income	—	—	11,375,217	6,594,376
Total Return	204,053,644	199,951,523	65,762,492	30,444,584

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

Transactions in options written for the year ended December 31, 2002, were as follows:

	Number of Contracts/Notional Amounts	Premiums
Growth and Income Fund

Outstanding call options written at December 31, 2001	—	$—
Call options written	166	16,405
Options expired	(84)	(8,265)

Outstanding call options written at December 31, 2002	82	$8,140

Total Return Fund
Outstanding put and call options written at December 31, 2001	3,000,005	$58,151
Call options written	176	82,449
Call swap options written	10,900,000	109,550
Call options expired	(131)	(65,509)
Call options closed	(45)	(16,940)
Put options written	275	111,824
Put swap options written	4,900,000	57,437
Put options expired	(151)	(39,895)
Put options exercised	(700,000)	(10,063)
Put options closed	(16)	(4,740)
Put swap options closed	(1,500,000)	(19,050)

Outstanding put and call options written at December 31, 2002	16,600,113	$263,214

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

5. Securities Lending

Certain funds may lend portfolio securities to qualified institutions. Loans are secured by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The fund receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the fund. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case a fund could incur a loss. Securities currently out on loan have been denoted in the Portfolios of Investments.

The portfolios generally receive cash as collateral for securities lending. This cash is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following summarizes the securities lending activity for each fund that had lending activity as of December 31, 2002:

Fund	Current Value of Securities on Loan at December 31, 2002	Current Value of Collateral Investments at December 31, 2002
Mid-Cap Growth	$126,550	$129,653
Small Company Growth	20,602,083	21,354,968
Small Company Value	38,464,392	41,553,453	(1)
Capital Appreciation	8,168,284	8,530,008
Deep Value	2,565,347	2,664,021
Equity	3,898,079	3,981,800
Equity Income	2,469,133	2,545,498
Growth	17,488,425	18,125,273
Growth and Income	2,672,507	2,788,812
International Growth	2,822,167	2,972,535
Global Financial Services	3,104,262	3,248,742
Global Health Care	2,874,207	2,966,033
Mergers and Acquisitions	2,836,871	3,004,889
Managed	1,999,790	2,084,500
Strategic Allocation	2,044,233	2,127,880
High-Yield Bond	40,077,121	40,867,890
Total Return	10,597,431	10,818,270

(1)	Includes $9,204 of collateral in the form of U.S. Treasury Bonds ranging from 5.25% — 9.0%, maturity ranging from 05/15/16 — 05/15/30 and U.S. Treasury Notes, 7.875% maturing 11/15/04.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

6. Borrowings

EGF and another mutual fund under common control are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each fund may borrow up to its prospectus defined limitation. EGF pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. At December 31, 2002, there were no loans outstanding for EGF. Additionally, there were no EGF funds that had outstanding balances at any time during the year ended December 31, 2002.

7. Concentration Risks

Certain funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.

8. Capital Share Transactions

At December 31, 2002, EGF has 14,200,000,000 authorized shares at $0.001 par value. The following tables summarize the capital share activity by fund:

	Mid-Cap Growth Fund		Multi-Cap Growth Fund		Small Company Growth Fund
	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001

Class A
Shares sold	534,262	759,384	979,160	8,944,594	799,973	1,461,445

Shares exchanged due to merger		522,416	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	11,214

Shares redeemed	(633,019)	(230,862)	(2,800,446)	(10,477,504)	(637,062)	(1,340,275)

Net increase (decrease)	(98,757)	1,050,938	(1,821,286)	(1,532,910)	162,911	132,384

Class B
Shares sold	423,573	582,276	1,179,001	1,727,958	575,024	458,208

Shares exchanged due to merger		680,247	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	11,441

Shares redeemed	(522,770)	(75,581)	(2,619,977)	(2,201,976)	(470,774)	(244,481)

Net increase (decrease)	(99,197)	1,186,942	(1,440,976)	(474,018)	104,250	225,168

Class C
Shares sold	206,298	327,494	382,070	519,196	340,612	113,876

Shares exchanged due to merger		206,721	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	2,407

Shares redeemed	(369,519)	(46,172)	(1,029,622)	(1,120,379)	(177,496)	(67,629)

Net increase (decrease)	(163,221)	488,043	(647,552)	(601,183)	163,116	48,654

Class Y
Shares sold	34,983	15,613	51,251	25,995	107,109	73,849

Shares exchanged due to merger		21,940	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	2,124

Shares redeemed	(27,304)	(4,167)	(41,040)	(38,728)	(90,354)	(60,127)

Net increase (decrease)	7,679	33,386	10,211	(12,733)	16,755	15,846

Total net increase (decrease)	(353,496)	2,759,309	(3,899,603)	(2,620,844)	447,032	422,052

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

	Small Company Value Fund		Capital Appreciation Fund		Deep Value Fund
	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2002	For the period May 31, 2001 to Dec. 31, 2001

Class A
Shares sold	11,037,256	20,715,417	1,495,419	1,868,833	591,055	432,004

Reinvestment of distributions	371,374	99,261	—	—	5,621	1,304

Shares redeemed	(11,562,883)	(16,206,039)	(1,921,205)	(2,291,171)	(212,791)	(21,883)

Net increase (decrease)	(154,253)	4,608,639	(425,786)	(422,338)	383,885	411,435

Class B
Shares sold	7,416,317	7,393,249	587,258	434,769	507,589	502,713

Reinvestment of distributions	344,930	79,439	—	—	1,941	1,158

Shares redeemed	(5,170,377)	(2,317,364)	(677,333)	(552,109)	(139,190)	(13,265)

Net increase (decrease)	2,590,870	5,155,324	(90,075)	(117,340)	370,340	490,606

Class C
Shares sold	4,766,139	4,555,804	290,551	171,796	182,040	210,749

Reinvestment of distributions	152,700	34,976	—	—	554	466

Shares redeemed	(3,329,465)	(1,821,264)	(242,112)	(225,790)	(75,032)	(5,251)

Net increase (decrease)	1,589,374	2,769,516	48,439	(53,994)	107,562	205,964

Class Y
Shares sold	665,393	821,442	36,330	7,754	29,408	16,767

Reinvestment of distributions	10,253	2,042	—	—	244	18

Shares redeemed	(558,557)	(94,094)	(9,860)	(7,498)	(13,285)	(103)

Net increase (decrease)	117,089	729,390	26,470	256	16,367	16,682

Total net increase (decrease)	4,143,080	13,262,869	(440,952)	(593,416)	878,154	1,124,957

	Equity Fund		Equity Income Fund		Growth Fund
	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001

Class A
Shares sold	2,740,589	5,003,281	491,083	2,192,462	18,002,341	24,111,796

Shares exchanged due to merger	—	682,114	—	—	411,379	—

Reinvestment of distributions	—	55,892	58,261	84,781	—	—

Shares redeemed	(4,016,093)	(3,603,179)	(861,023)	(2,388,877)	(14,057,141)	(28,113,482)

Net increase (decrease)	(1,275,504)	2,138,108	(311,679)	(111,634)	4,356,579	(4,001,686)

Class B
Shares sold	1,894,955	3,145,331	456,595	450,598	4,813,544	4,177,385

Shares exchanged due to merger	—	598,911	—	—	425,941	—

Reinvestment of distributions	—	55,266	21,225	31,715	—	—

Shares redeemed	(3,106,499)	(2,286,586)	(530,423)	(312,525)	(7,938,718)	(5,900,701)

Net increase (decrease)	(1,211,544)	1,512,922	(52,603)	169,788	(2,699,233)	(1,723,316)

Class C
Shares sold	1,853,244	3,173,182	159,842	139,436	3,915,224	2,464,296

Shares exchanged due to merger	—	219,684	—	—	126,443	—

Reinvestment of distributions	—	32,228	4,521	6,729	—	—

Shares redeemed	(2,801,236)	(1,619,397)	(158,955)	(106,072)	(3,207,521)	(2,728,127)

Net increase (decrease)	(947,992)	1,805,697	5,408	40,093	834,146	(263,831)

Class Y
Shares sold	173,709	142,883	1,796	10,436	1,049,128	564,575

Shares exchanged due to merger	—	18,960	—	—	5,864	—

Reinvestment of distributions	—	509	179	210	—	—

Shares redeemed	(120,133)	(37,086)	(1,633)	(1,017)	(1,007,779)	(860,053)

Net increase (decrease)	53,576	125,266	342	9,629	47,213	(295,478)

Total net increase (decrease)	(3,381,464)	10,065,268	(358,532)	107,876	2,538,705	(6,284,311)

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

	Growth and Income Fund		International Growth Fund		Global Financial Services Fund
	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001

Class A
Shares sold	539,672	1,184,227	2,174,814	22,458,681	951,409	596,263

Shares exchanged due to merger	—	—	—	389,804	—	—

Reinvestment of distributions	—	10,987		—	53,247	92,100

Shares redeemed	(1,010,028)	(1,097,147)	(2,617,738)	(22,863,445)	(1,647,284)	(699,715)

Net increase (decrease)	(470,356)	98,067	(442,924)	(14,960)	(642,628)	(11,352)

Class B
Shares sold	534,944	1,051,827	645,143	339,632	309,745	630,761

Shares exchanged due to merger	—	—		258,980	—	—

Reinvestment of distributions	—	15,753		—	40,087	52,999

Shares redeemed	(1,114,868)	(645,810)	(688,225)	(331,049)	(458,460)	(612,844)

Net increase (decrease)	(579,924)	421,770	(43,082)	267,563	(108,628)	70,916

Class C
Shares sold	175,639	291,393	303,091	968,513	53,146	183,791

Reinvestment of distributions	—	—		233,951	—	—

Reinvestment of distributions	—	2,857		—	7,831	12,061

Shares redeemed	(296,990)	(188,752)	(344,947)	(950,861)	(110,600)	(129,472)

Net increase (decrease)	(121,351)	105,498	(41,856)	251,603	(49,623)	66,380

Class Y
Shares sold	104,223	38,457	1,700,992	1,500,327	45,773	8,839

Shares exchanged due to merger	—	—		23,393	—	—

Reinvestment of distributions	—	2,025		—	43,532	48,326

Shares redeemed	(93,080)	(78,100)	(1,748,782)	(1,568,469)	(37,000)	(4,539)

Net increase (decrease)	11,143	(37,618)	(47,790)	(44,749)	52,305	52,626

Total net increase (decrease)	(1,160,488)	1,865,033	(575,652)	459,457	(748,574)	178,570

	Global Health Care Fund		Global Socially Responsive Fund		Mergers and Acquisitions Fund
	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2002	For the Period Feb. 28, 2001 to Dec. 31, 2001

Class A
Shares sold	288,602	730,321	201,796	128,996	1,694,082	2,590,957

Reinvestment of distributions	—	—	—	355	18,444	23,412

Shares redeemed	(378,697)	(285,326)	(111,521)	(6,216)	(877,760)	(250,000)

Net increase (decrease)	(90,095)	444,995	90,275	123,135	834,766	2,364,369

Class B
Shares sold	265,550	764,472	56,735	70,414	843,980	2,210,305

Reinvestment of distributions	—	—	—	171	15,014	21,593

Shares redeemed	(282,901)	(140,072)	(25,875)	(10,774)	(513,537)	(122,389)

Net increase (decrease)	(17,351)	624,400	30,860	59,811	345,457	2,109,509

Class C
Shares sold	79,234	262,035	43,236	22,855	1,081,565	1,245,976

Reinvestment of distributions	—	—	—	32	10,449	10,657

Shares redeemed	(230,052)	(83,077)	(8,063)	(4,793)	(341,011)	(108,003)

Net increase (decrease)	(150,818)	178,958	35,173	18,094	751,003	1,148,630

Class Y
Shares sold	24,314	12,064	5,042	3,876	96,882	79,946

Reinvestment of distributions	—	—	—	7	146	208

Shares redeemed	(23,049)	(10,752)	(1,236)	(153)	(64,712)	(8,727)

Net increase (decrease)	1,265	1,312	3,806	3,730	32,316	71,427

Total net increase (decrease)	(256,999)	1,249,665	160,114	204,770	1,963,542	5,693,935

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

	Technology Fund		Managed Fund
	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001

Class A
Shares sold	657,257	8,744,434	1,194,017	1,916,979

Shares exchanged due to merger	364,577	—	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(2,284,755)	(9,816,659)	(4,211,729)	(3,291,298)

Net increase (decrease)	(1,262,921)	(1,072,225	(3,017,712)	(1,374,319)

Class B
Shares sold	931,621	1,103,173	1,490,360	1,556,585

Shares exchanged due to merger	317,036	—	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(1,919,183)	(1,803,859)	(3,597,606)	(2,263,923)

Net increase (decrease)	(670,526)	(700,686)	(2,107,246)	(707,338)

Class C
Shares sold	181,395	281,139	165,458	217,825

Shares exchanged due to merger	70,757	—	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(543,684)	(822,633)	(320,164)	(344,296)

Net increase (decrease)	(291,532)	(541,494	(154,706)	(126,471)

Class Y
Shares sold	28,949	26,227	303,002	585,660

Shares exchanged due to merger	17,801	—	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(24,950)	(23,483)	(6,388,655)	(1,307,339)

Net increase (decrease)	21,800	2,744	(6,085,653)	(721,679)

Total net increase (decrease)	(2,203,179)	(2,311,661	(11,365,317)	(2,929,807)

	Strategic Allocation Fund		Government Securities Fund
	Year Ended Dec. 31, 2002	For the Period Aug. 31, 2001 to Dec. 31, 2001	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001

Class A
Shares sold	591,916	1,042,242	5,272,124	9,766,147

Reinvestment of distributions	—	1,225	327,000	304,166

Shares redeemed	(414,708)	(237,464)	(3,478,212)	(9,153,357)

Net increase (decrease)	177,208	806,003	2,120,912	916,956

Class B
Shares sold	793,361	527,508	4,167,081	2,859,890

Reinvestment of distributions	—	905	218,806	166,705

Shares redeemed	(245,031)	(4,096)	(1,658,294)	(1,032,287)

Net increase (decrease)	548,330	524,317	2,727,593	1,994,308

Class C
Shares sold	341,444	311,187	1,443,537	1,162,007

Reinvestment of distributions	—	405	53,386	35,967

Shares redeemed	(128,235)	(1,088)	(682,718)	(557,688)

Net increase (decrease)	213,209	310,504	814,205	640,286

Class Y
Shares sold	85,970	120,100	304,219	63,018

Reinvestment of distributions	—	231	31,413	33,905

Shares redeemed	(65,252)	(10)	(159,523)	(69,104)

Net increase (decrease)	20,718	120,321	176,109	27,819

Total net increase (decrease)	959,465	1,761,145	5,838,819	3,579,369

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

	High-Yield Bond Fund		Short Duration Bond Fund	Tax-Exempt Income Fund
	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001	For the period Nov. 29, 2002 to Dec. 31, 2002	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001

Class A
Shares sold	7,381,246	5,761,681	216,195	376,592	2,020,594

Reinvestment of distributions	470,406	430,468	62	45,183	44,997

Shares redeemed	(3,549,108)	(5,053,094)	(1,088)	(336,192)	(2,071,218)

Net increase (decrease)	4,302,544	1,139,055	215,169	85,583	(5,627)

Class B
Shares sold	2,388,795	2,259,027	226,583	219,630	234,845

Reinvestment of distributions	274,734	235,420	82	12,638	9,807

Shares redeemed	(1,489,245)	(824,603)	(103)	(127,987)	(219,542)

Net increase (decrease)	1,174,284	1,669,844	226,562	104,281	25,110

Class C
Shares sold	2,635,345	1,385,018	210,817	192,017	50,454

Reinvestment of distributions	93,255	55,338	53	5,215	3,462

Shares redeemed	(875,431)	(695,531)	(20)	(66,194)	(35,014)

Net increase (decrease)	1,853,169	744,825	210,850	131,038	18,902

Class Y
Shares sold	309,573	381,670	110,007	1,680	16,613

Reinvestment of distributions	37,368	21,123	—	120	88

Shares redeemed	(154,659)	(44,451)	—	(396)	(14,485)

Net increase (decrease)	192,282	358,342	110,007	1,404	2,216

Total net increase (decrease)	7,522,279	3,912,066	762,588	322,306	40,601

	Total Return Fund		Money Market Fund
	Year Ended Dec. 31, 2002	For the Period Aug. 31, 2001 to Dec. 31, 2001	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001

Class A
Shares sold	2,182,937	770,250	240,934,087	1,080,795,303

Reinvestment of distributions	94,521	9,090	3,313,236	9,276,295

Shares redeemed	(384,283)	(82,793)	(231,588,964)	(1,110,793,783)

Net increase (decrease)	1,893,175	696,547	12,658,359	(20,722,185)

Class B
Shares sold	1,954,970	623,629	56,933,243	61,258,138

Reinvestment of distributions	73,771	6,865	601,664	1,173,030

Shares redeemed	(302,061)	(18,269)	(45,256,820)	(46,482,551)

Net increase (decrease)	1,726,680	612,225	12,278,087	15,948,617

Class C
Shares sold	1,473,408	299,826	22,913,569	39,136,728

Reinvestment of distributions	42,816	2,751	135,543	304,784

Shares redeemed	(193,511)	(5,435)	(20,906,021)	(37,518,407)

Net increase (decrease)	1,322,713	297,142	2,143,091	1,923,105

Class Y
Shares sold	87,093	150,853	1,845,363	2,534,486

Reinvestment of distributions	6,649	2,406	42,670	108,490

Shares redeemed	(42,266)	(4,207)	(749,898)	(2,148,428)

Net increase (decrease)	51,476	149,052	1,138,135	494,548

Total net increase (decrease)	4,994,044	1,754,966	28,217,672	(2,355,915)

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

9. Redemption Fees

EGF charges a 2 percent redemption fee on non-Money Market Fund exchanges or redemptions done within 30 days or less. These redemption fees are collected and retained by the affected class of shares for the benefit of the remaining shareholders of that class and are recorded by the fund as paid in capital. For the year ended December 31, 2002 redemption fees charged and collected by the funds were as follows:

Fund	Class A	Class B	Class C	Class Y
Small Company Growth	$3,889	$—	$—	$—
Small Company Value	80,470	—	—	—
Capital Appreciation	13,609	—	—	—
Equity	3,865	—	—	—
Growth	19,606	—	—	—
International Growth	48,722	—	4,438	7,593
Global Socially Responsive	7,701	2,875	1,435	345
Technology	6,725	—	—	—
Government Securities	62,247	11,557	—	—
High-Yield Bond	66,017	—	787	—

10. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, futures, options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, excise tax regulations and investments in passive foreign investment companies and the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid during 2002 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Total Distributions
Small Company Value	$—	$—	$6,714,356	$6,714,356
Deep Value	69,651	—	—	69,651
Equity Income	796,349	—	917,597	1,713,946
Global Financial Services	434,171	—	408,784	842,955
Mergers and Acquisitions	520,375	—	—	520,375
Government Securities	9,639,063	—	—	9,639,063
High-Yield Bond	11,662,638	—	—	11,662,638
Short Duration Bond	8,878	—	—	8,878
Tax-Exempt Income	—	1,172,290	71,213	1,243,503
Total Return	2,373,537	—	190,349	2,563,886
Money Market	4,182,161	—	—	4,182,161

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

The tax character of distributable earnings/accumulated losses at December 31, 2002 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Gain (Loss)	Capital Loss Carryforward		Expiration
Mid-Cap Growth	$—	$—	$222,735	$10,201,049	*	2008-2010
Multi-Cap Growth	—	—	(3,632,790)	144,560,053		2008-2010
Small Company Growth	—	—	(17,470,221)	3,856,211		2009-2010
Small Company Value	—	—	(59,940,438)	—		—
Capital Appreciation	—	—	1,461,412	73,317,835		2009-2010
Deep Value	—	—	(2,141,299)	1,061,627		2010
Equity	—	—	(62,004,379)	25,130,759	*	2008-2010
Equity Income	—	—	(9,466,187)	4,390,869		2010
Growth	—	—	(75,550,988)	295,386,261		2007-2010
Growth and Income	—	—	(22,378,833)	22,080,694		2009-2010
International Growth	—	—	(9,851,968)	30,619,301	*	2008-2010
Global Financial Services	—	—	(2,925,797)	24,497		2010
Global Health Care	—	—	(44,843)	7,618,904		2009-2010
Global Socially Responsive	—	—	(269,069)	840,323		2009-2010
Mergers and Acquisitions	—	—	(2,714,247)	—		—
Technology	—	—	(6,467,535)	287,491,329		2008-2010
Managed	—	—	(12,928,298)	36,834,390		2009-2010
Strategic Allocation	2,442	—	(4,875,109)	177,711		2010
Government Securities	—	—	27,705,533	1,969,902		2003-2004
High-Yield Bond	112,582	—	(12,444,242)	24,024,793		2007-2010
Short Duration Bond	—	—	13,242	—		—
Tax-Exempt Income	—	—	2,316,477	—		—
Total Return	261,988	155,704	295,744	—		—
Money Market	4,889	—	—	4,891		2009

Included in the Growth and Technology Funds are capital loss carryforward amounts acquired in connection with the respective mergers that occurred in 2002 (Note 1). Utilization of the losses (as shown below) may be limited in accordance with Federal Tax regulations:

Fund	Capital Loss Carryforward Acquired*
Growth	$1,475,581
Technology	1,735,208

*	These losses may be further limited due to IRS regulations.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

Tax Basis Unrealized Gain (Loss) on Investments and Distributions

At December 31, 2002, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Mid-Cap Growth	$10,160,727	$635,745	$(413,010)	$222,735
Multi-Cap Growth	76,591,578	2,874,141	(6,506,931)	(3,632,790)
Small Company Growth	100,513,586	8,132,872	(25,603,093)	(17,470,221)
Small Company Value	491,017,844	41,260,735	(101,201,173)	(59,940,438)
Capital Appreciation	155,030,995	11,809,583	(10,348,171)	1,461,412
Deep Value	17,244,088	201,769	(2,343,068)	(2,141,299)
Equity	151,350,856	5,594,803	(67,599,182)	(62,004,379)
Equity Income	107,554,990	3,454,775	(12,920,962)	(9,466,187)
Growth	1,402,716,873	56,268,592	(131,819,580)	(75,550,988)
Growth and Income	169,241,314	8,471,660	(30,850,493)	(22,378,833)
International Growth	66,258,601	938,568	(10,790,536)	(9,851,968)
Global Financial Services	26,462,429	2,028,931	(4,954,728)	(2,925,797)
Global Health Care	11,550,098	392,300	(437,143)	(44,843)
Global Socially Responsive	4,397,328	147,865	(416,934)	(269,069)
Mergers and Acquisitions	76,874,969	1,620,759	(4,335,006)	(2,714,247)
Technology	58,689,577	3,049,505	(9,517,040)	(6,467,535)
Managed	125,433,030	2,344,327	(15,272,625)	(12,928,298)
Strategic Allocation	26,248,113	460,743	(5,335,852)	(4,875,109)
Government Securities	250,605,673	27,705,533	—	27,705,533
High-Yield Bond	192,102,770	5,722,417	(18,166,659)	(12,444,242)
Short Duration Bond	7,344,122	18,047	(4,805)	13,242
Tax-Exempt Income	34,069,997	2,318,921	(2,444)	2,316,477
Total Return	69,369,897	1,125,163	(829,419)	295,744

Post October Loss Deferral

Under the current tax law, capital and currency losses realized after October 31, 2002 may be deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended December 31, 2002, the following Funds elected to defer capital losses realized between November 1, 2002 and December 31, 2002 in the following amounts:

Fund	Balance
Mid-Cap Growth	$392,973
Multi-Cap Growth	4,649,223
Small Company Value	2,987,259
Deep Value	400,290
Equity	7,619,779
Growth	10,782,082
Growth and Income	18,773,357
International Growth	1,621,490
Global Health Care	2,186
Global Socially Responsible	155,843
Mergers and Acquisitions	599,184
Technology	1,059,903
Managed	84,071
Strategic Allocation	63,495
High-Yield Bond	1,220,149
Tax-Exempt Income	18,960

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2002

11. Subsequent Event

On February 10, 2003 the Mid-Cap Growth and Global Health Care Funds’ shareholders approved tax free exchanges of shares between the Mid-Cap Growth and Managed Funds and the Global Health Care and Capital Appreciation Funds, respectively, wherein the latter fund in each case would acquire all of the net assets of the former after the close of business on February 21, 2003.

THE ENTERPRISE Group of Funds, Inc.

Report of Independent Accountants

To the Board of Directors and Shareholders of

The Enterprise Group of Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mid-Cap Growth, Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Deep Value, Equity, Equity Income, Growth, Growth and Income, International Growth, Global Financial Services, Global Health Care, Global Socially Responsive, Mergers and Acquisitions, Technology (formerly the Internet Fund), Managed, Strategic Allocation, Government Securities, High-Yield Bond, Short Duration Bond, Tax-Exempt Income, Total Return and Money Market Funds (constituting The Enterprise Group of Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2003

THE ENTERPRISE Group of Funds, Inc.

Shareholder Proxy Voting Information (Unaudited)

On August 16, 2002, shareholders of the Global Technology Fund voted on and approved their Agreement and Plan of Reorganization into the Technology Fund as follows:

	Affirmative	Against	Abstain
	1,323,692.629	46,018.280	108,632.829
On April 30, 2002 shareholders of the following funds voted on changing fundamental investment restrictions or policies, relating to the following:
(a) fund diversification;
	Affirmative	Against	Abstain
Growth Fund	41,640,339.380	1,956,030.677	6,352,621.717
Equity Income Fund	2,632,484.800	113,571.443	222,742.720
Capital Appreciation Fund	3,335,383.887	177,560.157	404,678.315
Government Securities Fund	6,922,265.014	539,290.160	578,901.165
High-Yield Bond Fund	6,449,472.310	264,570.384	684,639.305
Tax-Exempt Income Fund	1,161,847.439	38,145.641	66,861.836
International Growth Fund	3,272,649.978	90,333.721	181,510.574
Mid-Cap Growth Fund	1,552,679.652	41,476.810	101,017.914
Internet Fund	4,584,884.151	237,152.742	668,659.562
Multi-Cap Growth Fund	7,081,324.888	339,570.641	1,120,118.255
Balanced Fund	1,639,972.244	165,001.028	77,147.958
Global Socially Responsive Fund	208,859.354	3,698.628	977.024
Small Company Value Fund	25,855,644.532	1,118,986.757	3,259,292.386
Managed Fund	15,937,001.072	446,258.372	663,154.991
Equity Fund	12,010,222.756	607,581.069	1,824,428.378
Growth and Income Fund	3,151,116.661	159,527.294	362,969.709
Small Company Growth Fund	1,592,864.279	64,796.354	226,013.955
Global Financial Services Fund	2,727,366.405	39,646.293	35,170.023

(b) issuing senior securities, borrowing money or pledging assets;
	Affirmative	Against	Abstain
Growth Fund	39,804,509.944	3,551,779.272	6,592,702.558
Equity Income Fund	2,514,171.192	223,699.454	230,928.317
Capital Appreciation Fund	3,190,784.803	309,050.063	417,787.493
Government Securities Fund	6,784,956.552	683,155.705	572,344.082
High-Yield Bond Fund	6,242,507.227	482,917.665	673,257.107
Tax-Exempt Income Fund	1,080,334.117	123,689.372	62,831.427
International Growth Fund	3,183,771.088	178,148.611	182,574.574
Mid-Cap Growth Fund	1,517,476.173	79,394.316	98,303.887
Global Health Care Fund	1,048,253.019	80,803.297	102,896.784
Internet Fund	4,418,464.855	389,646.410	682,585.190
Multi-Cap Growth Fund	6,837,665.004	565,269.356	1,138,079.424
Balanced Fund	1,611,030.779	184,124.833	86,965.618
Global Socially Responsive Fund	205,644.509	6,913.473	977.024
Small Company Value Fund	25,186,080.645	1,773,521.159	3,274,321.871
Managed Fund	15,553,555.206	784,129.421	708,729.808
Equity Fund	11,587,308.786	1,020,145.444	1,834,777.973
Growth and Income Fund	3,035,935.449	264,162.662	373,515.553
Small Company Growth Fund	1,539,607.469	113,829.076	230,238.043
Global Financial Services Fund	2,684,654.813	78,680.673	38,847.235
Mergers and Acquisitions Fund	2,391,662.694	155,123.941	318,649.203

THE ENTERPRISE Group of Funds, Inc.

(c) buying and selling real estate;
	Affirmative	Against	Abstain
Growth Fund	40,722,102.044	2,892,646.076	6,334,243.654
Equity Income Fund	2,575,666.835	170,428.654	222,703.474
Capital Appreciation Fund	3,271,801.595	238,634.783	407,185.981
Government Securities Fund	6,888,097.884	571,309.146	581,049.309
High-Yield Bond Fund	6,357,009.001	380,995.692	660,677.306
Tax-Exempt Income Fund	1,100,240.634	101,878.261	64,736.021
International Growth Fund	3,238,713.389	127,834.853	177,946.031
Mid-Cap Growth Fund	1,524,285.822	72,899.901	97,988.653
Global Health Care Fund	1,055,660.488	75,391.365	100,361.247
Internet Fund	4,497,994.221	318,526.872	674,175.362
Multi-Cap Growth Fund	6,917,070.518	493,159.592	1,130,783.674
Balanced Fund	1,623,143.292	184,486.215	74,491.723
Global Socially Responsive Fund	206,852.091	5,705.891	977.024
Small Company Value Fund	25,537,919.778	1,414,475.988	3,281,527.909
Managed Fund	15,775,111.222	605,024.011	666,279.202
Equity Fund	11,908,245.118	716,222.558	1,817,764.527
Growth and Income Fund	3,074,645.874	232,193.958	366,773.832
Small Company Growth Fund	1,563,547.275	93,525.618	226,601.695
Global Financial Services Fund	2,710,797.002	56,687.518	34,698.201
Mergers and Acquisitions Fund	2,371,033.345	176,358.274	318,044.219

(d) buying and selling commodities and commodity contracts;
	Affirmative	Against	Abstain
Growth Fund	39,911,632.574	3,588,065.882	6,449,293.318
Equity Income Fund	2,526,117.098	213,975.650	228,706.215
Capital Appreciation Fund	3,170,585.102	336,516.522	410,520.735
Government Securities Fund	6,698,588.144	739,012.318	602,855.877
High-Yield Bond Fund	6,190,644.858	507,180.009	700,857.132
Tax-Exempt Income Fund	1,097,062.125	106,602.005	63,190.786
International Growth Fund	3,186,439.621	191,392.853	166,661.799
Mid-Cap Growth Fund	1,505,445.112	91,702.596	98,026.668
Global Health Care Fund	1,024,943.684	105,339.170	101,670.246
Internet Fund	4,416,510.257	395,774.723	678,411.475
Multi-Cap Growth Fund	6,856,364.179	561,975.631	1,122,673.974
Balanced Fund	1,592,126.308	204,342.167	85,652.755
Global Socially Responsive Fund	206,194.142	6,415.026	925.838
Small Company Value Fund	25,109,473.832	1,830,512.249	3,293,937.594
Managed Fund	15,613,211.044	745,098.685	688,104.706
Equity Fund	11,634,057.964	985,770.253	1,822,403.986
Growth and Income Fund	3,043,302.937	252,672.429	377,638.298
Small Company Growth Fund	1,527,769.694	124,729.425	231,175.469
Global Financial Services Fund	2,689,764.676	79,260.254	33,157.791
Mergers and Acquisitions Fund	2,327,770.912	215,848.577	321,816.349

THE ENTERPRISE Group of Funds, Inc.

(e) fund concentration;
	Affirmative	Against	Abstain
Growth Fund	40,727,355.398	2,540,354.990	6,681,281.386
Equity Income Fund	2,555,201.503	161,389.742	252,207.718
Capital Appreciation Fund	3,270,406.680	223,340.721	423,874.958
Government Securities Fund	6,883,186.950	558,239.921	599,029.468
High-Yield Bond Fund	6,313,588.251	354,159.920	730,933.828
Tax-Exempt Income Fund	1,112,250.875	87,565.307	67,038.734
International Growth Fund	3,223,782.843	126,057.650	194,653.780
Mid-Cap Growth Fund	1,532,201.920	57,382.973	105,589.483
Multi-Cap Growth Fund	6,972,872.006	398,196.947	1,169,944.831
Balanced Fund	1,627,485.976	175,930.314	78,704.940
Global Socially Responsive Fund	206,146.256	6,343.765	1,044.985
Small Company Value Fund	25,480,114.893	1,386,963.202	3,366,845.580
Managed Fund	15,710,080.462	600,165.896	736,168.077
Equity Fund	11,832,279.358	748,676.789	1,861,276.056
Growth and Income Fund	3,063,927.206	211,135.577	398,550.881
Small Company Growth Fund	1,560,480.450	79,887.679	243,306.459
Mergers and Acquisitions Fund	2,354,062.993	173,282.723	338,090.122

(f) engaging in underwriting;
	Affirmative	Against	Abstain
Growth Fund	40,423,489.997	2,972,743.742	6,552,758.035
Equity Income Fund	2,519,786.401	206,925.882	242,086.680
Capital Appreciation Fund	3,235,007.818	260,690.300	421,924.241
Government Securities Fund	6,747,522.338	686,334.598	606,599.403
High-Yield Bond Fund	6,252,881.604	465,424.893	680,375.502
Tax-Exempt Income Fund	1,110,804.243	91,795.018	64,255.655
International Growth Fund	3,211,668.188	147,154.694	185,671.391
Mid-Cap Growth Fund	1,513,999.690	80,570.698	100,603.988
Global Health Care Fund	1,057,999.356	68,964.580	104,989.164
Internet Fund	4,447,269.040	344,552.405	698,875.010
Multi-Cap Growth Fund	6,885,435.671	493,972.645	1,161,605.468
Balanced Fund	1,609,113.719	178,494.869	94,512.642
Global Socially Responsive Fund	206,135.532	6,473.636	925.838
Small Company Value Fund	25,340,828.760	1,560,079.048	3,333,015.867
Managed Fund	15,657,126.636	638,944.531	750,343.268
Equity Fund	11,776,416.947	798,752.129	1,867,063.127
Growth and Income Fund	3,048,247.400	233,025.560	392,340.704
Small Company Growth Fund	1,547,485.996	102,933.420	233,255.172
Global Financial Services Fund	2,687,858.624	75,656.929	38,667.168
Mergers and Acquisitions Fund	2,372,553.103	154,033.700	338,849.035

THE ENTERPRISE Group of Funds, Inc.

(g) making loans;
	Affirmative	Against	Abstain
Growth Fund	39,721,767.766	3,627,643.166	6,599,580.842
Equity Income Fund	2,502,375.376	234,676.639	231,746.948
Capital Appreciation Fund	3,177,137.598	328,485.836	411,998.925
Government Securities Fund	6,773,753.013	703,857.111	562,846.215
High-Yield Bond Fund	6,280,632.876	465,497.001	652,552.122
Tax-Exempt Income Fund	1,074,584.648	130,061.658	62,208.610
International Growth Fund	3,192,660.081	181,081.693	170,752.499
Mid-Cap Growth Fund	1,510,303.068	88,196.539	96,674.769
Global Health Care Fund	1,049,332.397	80,113.425	102,507.278
Internet Fund	4,397,433.776	399,780.949	693,481.730
Multi-Cap Growth Fund	6,804,660.838	612,866.900	1,123,486.046
Balanced Fund	1,610,912.094	193,190.064	78,019.072
Global Socially Responsive Fund	205,014.438	7,484.934	1,035.634
Small Company Value Fund	25,114,329.416	1,809,593.562	3,310,000.697
Managed Fund	15,590,963.669	754,307.185	701,143.581
Equity Fund	11,547,913.280	1,028,879.108	1,865,439.815
Growth and Income Fund	3,033,956.954	267,182.316	372,474.394
Small Company Growth Fund	1,528,834.487	127,516.200	227,323.901
Global Financial Services Fund	2,690,843.005	75,531.329	35,808.387
Mergers and Acquisitions Fund	2,335,622.908	211,241.921	318,571.009

(h) certain other investment restrictions as described in the Proxy Statement.
	Affirmative	Against	Abstain
Growth Fund	40,412,277.294	2,687,466.884	6,849,247.596
Equity Income Fund	2,565,222.400	154,821.307	248,755.256
Capital Appreciation Fund	3,226,013.508	227,464.942	464,143.909
Government Securities Fund	6,851,899.554	533,786.775	654,770.010
High-Yield Bond Fund	6,199,503.627	457,352.134	741,826.238
Tax-Exempt Income Fund	1,078,422.156	91,646.009	96,786.751
International Growth Fund	3,225,674.417	113,614.669	205,205.187
Mid-Cap Growth Fund	1,525,391.499	64,952.740	104,830.137
Global Health Care Fund	1,077,569.067	51,833.611	102,550.422
Internet Fund	4,437,013.790	314,433.727	739,248.938
Multi-Cap Growth Fund	6,873,345.477	465,783.862	1,201,884.445
Balanced Fund	1,612,525.902	170,738.280	98,857.048
Global Socially Responsive Fund	206,852.554	5,646.818	1,035.634
Small Company Value Fund	25,309,510.894	1,423,614.813	3,500,797.968
Managed Fund	15,687,606.653	565,770.449	793,037.333
Equity Fund	11,624,168.884	889,414.624	1,928,648.695
Growth and Income Fund	3,071,438.805	198,348.986	403,825.873
Small Company Growth Fund	1,536,986.167	95,926.704	250,761.717
Global Financial Services Fund	2,706,714.104	51,292.082	44,176.535
Mergers and Acquisitions Fund	2,337,052.923	187,614.863	340,768.052

THE ENTERPRISE Group of Funds, Inc.

NAME, AGE AND ADDRESS	POSITIONS HELD	LENGTH OF SERVICE (YEARS)	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN EGF	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz (79) Atlanta, GA	Director and Audit Committee Member	30	President, ATD Advisory Corp.	24	EAT - 17 Portfolios

Arthur Howell, Esquire (84) Atlanta, GA	Director and Audit Committee Chairman	34	Of Counsel, Alston & Bird LLP	24	EAT - 17 Portfolios

William A. Mitchell, Jr. (62) Atlanta, GA	Director	15	Chairman, Carter & Associates (real estate development)	24	EAT - 17 Portfolios

Lonnie H. Pope (68) Macon, GA	Director and Audit Committee Member	17	CEO, Longleaf Industries, Inc. (chemical manufacturing)	24	EAT - 17 Portfolios

INTERESTED PARTIES:

Victor Ugolyn (54) Atlanta, GA	Chairman, President & Chief Executive Officer, Director	11	Chairman, President & CEO, ECM, EFD, and EAT	24	EAT - 17 Portfolios, EGF plc - 11 Portfolios

Michael L. Roth (57) New York, NY	Director	11	Chairman and CEO, The MONY Group Inc.	24	EAT - 17 Portfolios, EGF plc - 11 Portfolios, The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti (50) New York, NY	Director	7	President and COO, The MONY Group Inc.	24	EAT - 17 Portfolios, EGF plc - 11 Portfolios, The MONY Group Inc.

Phillip G. Goff (39) Atlanta, GA	Vice President and Chief Financial Officer	7	Senior Vice President and CFO, EFD; Vice President and CFO, EAT and ECM	—	—

Herbert M. Williamson (51) Atlanta, GA	Treasurer and Assistant Secretary	14	Vice President, ECM; Assistant Secretary and Treasurer, EAT, ECM and EFD	—	—

Catherine R. McClellan (47) Atlanta, GA	Secretary	12	Senior Vice President, Secretary and Chief Counsel, ECM and EFD; Secretary, EAT	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.

The Enterprise Group of Funds Statement of Additional Information (SAI) includes additional information about the Directors and is available, without charge, upon request by calling 1-800-432-4320 or 1-800-368-3527.

THE ENTERPRISE Group of Funds, Inc.

DIRECTORS AND OFFICERS

Tax Reporting Information (Unaudited)

The Tax-Exempt Income Fund has designated 100 percent of the net investment income distributions paid monthly by each class of the Fund during its taxable year ended December 31, 2002 as tax-exempt interest dividends for Federal income tax purposes. However, the Fund paid taxable capital gains.

The capital gains distributions EGF paid to shareholders in the year ended December 31, 2002, whether taken in additional shares or cash, were as follows:

Fund	Long-Term Capital Gains
Small Company Value	$7,611,741
Equity Income	917,597
Global Financial Services	408,784
Tax-Exempt Income	80,887
Total Return	245,352

The information below summarizes those funds which had the following portions of their 2002 ordinary income distributions (located in Box #1 of Form 1099-DIV) qualify for the corporate dividends received deduction:

Deep Value	100%
Equity Income	100%
Global Financial Services	72%

The information below summarizes those funds which had the following portion of their 2002 long-term capital gain distributions (located in Box #2a of Form 1099-DIV) qualify as 5 year gains:

Small Company Value	11.34%
Equity Income	100.00%
Tax-Exempt Income	13.14%

THE ENTERPRISE Group of Funds, Inc.

DIRECTORS AND OFFICERS

Directors

Victor Ugolyn

Chairman and Director

Arthur T. Dietz	Arthur Howell
Director	Director

William A. Mitchell, Jr.	Lonnie H. Pope
Director	Director

Samuel J. Foti	Michael I. Roth
Director	Director

Officers

Victor Ugolyn

President and Chief Executive Officer

Phillip G. Goff

Vice President and Chief Financial Officer

Herbert M. Williamson	Catherine R. McClellan
Treasurer and Assistant Secretary	Secretary

Investment Advisor

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Investment Advisor

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, GA 30326-1022

Distributor

Enterprise Fund Distributors, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, GA 30326-1022

Telephone: 1-800-432-4320

Custodian

State Street Bank and Trust Company

Boston, MA

Transfer Agent

National Financial Data Services, Inc.

330 W. 9th Street

Kansas City, MO 64105

Telephone: 1-800-368-3527

Independent Accountants

PricewaterhouseCoopers LLP

Philadelphia, PA

Member - Investment Company Institute

1-800-432-4320

www.enterprisefunds.com

This report is not to be used in connection with

the offering of shares of the funds unless accompanied or

preceded by an effective prospectus.

©2003 Enterprise Fund Distributors, Inc. AR  CA12.02